UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
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CONVERA CORPORATION

(Name of Registrant As Specified In Its Charter)

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CONVERA CORPORATION
1919 Gallows Road, Suite 1050
Vienna, Virginia 22182

INFORMATION STATEMENT

December 30, 2009

To Our Stockholders:

We are furnishing this Information Statement to the holders of the Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), of Convera Corporation, a Delaware corporation (“Convera,” the “Company,” “we,” “our,” “us”), in connection with stockholder approval of the following matters, which have been passed by the holders of a majority of all of the outstanding shares of our Class A Common Stock by written consent in lieu of a meeting:

1. The adoption of a plan of dissolution and liquidation (the “Plan of Dissolution”) providing for our complete dissolution and liquidation.

2. An amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) deleting Article NINTH.

3. The election of three directors to serve on our board of directors with their terms commencing upon the filing of the certificate of dissolution with the Secretary of State of the State of Delaware in accordance with the Plan of Dissolution (the “Certificate of Dissolution”) and ending upon the due election of their successors.

You should carefully consider the “Risk Factors” section beginning on page 8 of this Information Statement. Certain statements included in this Information Statement constitute “forward-looking statements.” See “Cautionary Statement Regarding Forward-Looking Statements.”

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We are not asking for a proxy and you are not requested to send one because the written consent of the holders of a majority of all of the outstanding shares of our Class A Common Stock to approve the Plan of Dissolution, the amendment to our Certificate of Incorporation, and the election of directors pursuant to the Delaware General Corporation Law (“DGCL”) and our Certificate of Incorporation and Bylaws, has already been received by us. The accompanying Information Statement is for information purposes only and explains the Plan of Dissolution, the amendment to the Certificate of Incorporation and the election of directors. A copy of the Plan of Dissolution and the Amendment to the Certificate of Incorporation are attached as annexes to this Information Statement. Please see “WHERE TO OBTAIN MORE INFORMATION” for information about how you may obtain additional copies of these documents.

We anticipate that we will first take corporate action with respect to the Plan of Dissolution in accordance with our stockholder approval by filing the Certificate of Dissolution with the Secretary of State of the State of Delaware not less than twenty (20) days after the mailing of this Information Statement to our stockholders.

Please note that only our stockholders of record on the record date will be entitled to receive the Information Statement.

You are urged to review carefully this Information Statement to consider how the matters discussed will affect you. We appreciate your interest in Convera Corporation.

Sincerely,

/s/ PATRICK C. CONDO
Patrick C. Condo
President, Chief Executive Officer and Director (Principal Executive Officer)

This Information Statement is intended to first be mailed to our stockholders on or about January 8, 2010. This Information Statement is furnished for informational purposes only.

CONVERA CORPORATION
1919 Gallows Road, Suite 1050
Vienna, Virginia 22182

Notice of Stockholder Action By Written Consent
December 30, 2009

NOTICE IS HEREBY GIVEN that the actions to be effective at least twenty (20) days after the mailing of this Information Statement to our stockholders are:

1. The adoption of a plan of dissolution and liquidation (the “Plan of Dissolution”) providing for our complete dissolution and liquidation.

2. An amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) deleting Article NINTH.

3. The election of three directors to serve on our board of directors with their terms commencing upon the filing of the certificate of dissolution with the Secretary of State of the State of Delaware in accordance with the Plan of Dissolution (the “Certificate of Dissolution”) and ending upon the due election of their successors.

Following the filing of our Certificate of Dissolution, we expect to consummate the merger (the “Merger”) of B2BNetSearch, Inc. and Convera Technologies, LLC, each a wholly-owned Delaware subsidiary of Convera, with VSW 2, Inc., the Delaware parent company of Firstlight Online Limited, a company in the business of online advertising sales and marketing incorporated as a company limited by shares in the United Kingdom (“Firstlight”), pursuant to, and subject to the terms and conditions of, an Agreement and Plan of Merger dated May 29, 2009, as amended and restated on September 22, 2009 (the “Merger Agreement”). As a result of the Merger, Convera will own 33.3% of the total outstanding capital stock of Vertical Search Works, Inc., a Delaware corporation and the indirect parent company of VSW 2 (“VSW”).

The Plan of Dissolution, the amendment to our Certificate of Incorporation and the election of directors each require the approval of our stockholders. The Merger does not require stockholder approval. In order to approve the Plan of Dissolution and amendment to our Certificate of Incorporation, the affirmative vote of the holders of a majority of all outstanding shares of our Class A Common Stock is required. In order to approve the election of directors, the affirmative vote of a plurality of all outstanding shares of our Class A Common Stock is required. Our board of directors has fixed the close of business on September 22, 2009 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement. There were 53,501,183 shares of our Class A Common Stock issued and outstanding, which shares are entitled to one vote per share. Holders of our Class A Common Stock which represented a majority of the voting power of our outstanding capital stock as of the Record Date, have executed a written consent in favor of the actions described above and have delivered it to us on September 22, 2009 (the “Consent Date”). Therefore, no other consents will be solicited in connection with this Information Statement.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions will be effective no earlier than twenty (20) days after the mailing of this Information Statement to our stockholders.

This Information Statement is furnished by us in accordance with the requirements of Regulation 14C promulgated under the Exchange Act in connection with the actions approved by written consent, delivered to us on the Consent Date, of the holders of a majority of the outstanding shares of our Class A Common Stock to approve the Plan of Dissolution, the amendment to our Certificate of Incorporation and the election of directors pursuant to the Delaware General Corporation Law (the “DGCL”) and our Certificate of Incorporation and Bylaws. Our stockholders of record as of the Record Date are entitled to notice of the actions approved by written consent by the holders of a majority of the outstanding shares of our Class A Common Stock.

This Information Statement will serve as written notice to stockholders pursuant to Section 228(e) of the DGCL.

i

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Portions of this Information Statement and other materials filed with the Securities and Exchange Commission (the “SEC”) contain statements that are forward-looking. These forward-looking statements are not based on historical facts, but rather reflect our current expectations concerning future events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. We have tried, wherever possible, to identify such statements by using words such as “anticipate”, “assume”, “believe”, “expect”, “intend”, “plan”, and words and terms of similar substance in connection with any discussion of our objectives, plans or goals. Such forward-looking statements involve a number of risks, uncertainties and other important factors that could cause actual events to differ materially from any future events expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others, those discussed in this Information Statement under the heading “RISK FACTORS,” “INFORMATION ABOUT FIRSTLIGHT”, and “INFORMATION ABOUT CONVERA” and include statements relating to our liabilities, sales of our assets and distributions to stockholders. Neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We operate in a changing business environment and new risks arise from time to time. The forward-looking statements included in this document are made only as of the date of this document and under Section 27A of the Securities Act and Section 21E of the Exchange Act, therefore, we do not have a duty to update any of the forward-looking statements to reflect subsequent events or circumstances.

SUMMARY OF TERMS

This summary of terms is intended to give you a summary description of the material aspects of the Plan of Dissolution, the Merger, the amendment to our Certificate of Incorporation and the election of directors described in this Information Statement. This summary is qualified in its entirety by the more detailed information contained elsewhere in this Information Statement, the Plan of Dissolution, the Merger Agreement and the amendment to our Certificate of Incorporation. You should review this Information Statement, the Plan of Dissolution, the Merger Agreement and the amendment to our Certificate of Incorporation to gain a more complete understanding of these actions.

Plan of Dissolution (See page 13)

On May 29, 2009, our board of directors unanimously approved our Plan of Dissolution as the appropriate means for carrying out our complete dissolution and liquidation and determined that, as part of the Plan of Dissolution, it is deemed in our best interests to sell or convert all or substantially all of our remaining property and assets into cash and/or other distributable forms in order to facilitate liquidation and distribution to our creditors and our stockholders, as appropriate. Under the Plan of Dissolution, we will take the following actions at such times as our board of directors, in its absolute discretion, deems necessary, appropriate or advisable:

•	file a certificate of dissolution with the Secretary of State of the State of Delaware in accordance with the Plan of Dissolution (the “Certificate of Dissolution”);
•	cease conducting normal business operations, except as may be required to sell our remaining assets, consummate the Merger and wind-up our business affairs;
•	take all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL;
•	negotiate and consummate the sale or conversion into cash and/or other distributable forms of, or distribute to our stockholders, all of our assets and properties, and distribute all of our remaining properties, assets and funds to our stockholders or to liquidating trusts within three years of the date of the written consent of our stockholders’ approving the Plan of Dissolution;

•	pay or make reasonable provision for payment of our liabilities and obligations, including setting aside a contingency reserve, consisting of cash or other assets that our board of directors believes to be adequate for payment of our known liabilities, as well as claims that are unknown or have not yet arisen but that are likely to arise or become known to us within ten years; and
•	distribute the remaining funds and assets to our stockholders or to liquidating trust(s).

The contingency reserve is set at $3,000,000 in cash, including a $1,350,000 reserve to cover potential liabilities under the indemnification provision of the Merger Agreement.

Pursuant to the Plan of Dissolution, we will be liquidated as follows: after payment or provision for all of our known, unascertained or contingent debts, obligations and liabilities (including costs and expenses incurred and anticipated to be incurred in connection with the sale or conversion of our remaining assets, if any, into cash or other distributable forms and our complete liquidation), payment or distributions will be made to our stockholders in accordance with their respective number of shares then held of record. In the event distributions have not occurred prior to the date that is three years after the Consent Date, our remaining assets (other than certain stock or ownership interests in VSW which will be distributed to our stockholders or sold with the cash proceeds distributed to our stockholders) will be transferred to one or more liquidating trusts for the benefit of our stockholders.

Following our dissolution, we will cease conducting normal business operations, except as may be required to wind-up our business affairs and to proceed with our dissolution and liquidation. We will continue our corporate existence solely for the purpose of engaging in activities appropriate for or consistent with the winding-up and liquidation of our business and affairs and preserving the value of our remaining assets until they are sold, converted into cash or other distributable forms or distributed to our stockholders in the liquidation. Following our dissolution, we will not be authorized to engage in any business activities other than those related to the winding-up of our affairs and preserving the value of our remaining assets as described above, thus limiting our exposure for business activities unrelated to the liquidation of our assets and the winding-up of our business. We will continue to actively prosecute and defend all material litigation matters affecting us and our subsidiaries.

The adoption of the Plan of Dissolution by our stockholders constitutes full and complete authority for our board of directors and our officers, without further action by our stockholders, to do and perform any and all acts, and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the board of directors or such officers deem necessary, appropriate or advisable: (i) to dissolve us in accordance with the laws of the State of Delaware and cause our withdrawal from all jurisdictions in which we are authorized to do business; (ii) to sell, dispose, convey, transfer and deliver all of our remaining assets and properties or otherwise convert such assets into cash or other distributable forms; (iii) to satisfy or provide for the satisfaction of our obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute any of our properties and assets and all remaining funds, if any, pro rata to our stockholders.

We expect that our board of directors will be comprised of three directors upon the effectiveness of the election of the three directors as disclosed in “ELECTION OF DIRECTORS” on page 35, until their successors are duly elected, and as disclosed in “INTEREST OF CERTAIN PERSONS IN THE MERGER” on page 24, Mr. Matthew Jones, our CFO, will continue to serve as of our sole officer.

For a more complete description of the terms of the Plan of Dissolution, please see “PLAN OF DISSOLUTION AND MERGER — MATERIAL PROVISIONS OF THE PLAN OF DISSOLUTION” in this Information Statement and the Plan of Dissolution itself, which is attached as Annex A to this Information Statement.

Amendment and Abandonment of Plan of Dissolution (See Page 18)

Under the Plan of Dissolution, if for any reason our board of directors determines that such action would be in our best interests, it may amend, modify or abandon the Plan of Dissolution and all actions contemplated thereunder, including our proposed dissolution and the Merger, notwithstanding stockholder approval of the Plan of Dissolution, to the extent permitted by the DGCL; provided, however, that our board of directors may not abandon the Plan of Dissolution following the filing of our Certificate of Dissolution without first obtaining approval of our stockholders.

The Merger (See Page 22)

Parties to the Merger

Convera, B2B and Technologies (See Page 64)

Convera Corporation, B2BNetSearch, Inc., and Convera Technologies, LLC
1919 Gallows Road, Suite 1050
Vienna, Virginia 22182
Telephone: (703) 761-3700

Convera is a public company that provides vertical search services to trade publishers. Convera’s technology and services help publishers build a loyal online community and increase their internet advertising revenues. Convera’s Class A Common Stock is traded on the NASDAQ Global Market under the symbol “CNVR”.

B2BNetSearch, Inc. is a wholly-owned subsidiary of Convera that was incorporated in Delaware on February 10, 2009 (“B2B”). Convera Technologies, LLC is a wholly-owned subsidiary of Convera that was converted from a Delaware corporation, Convera Technologies, Inc., into a Delaware limited liability company on June 23, 2009 (“Technologies”).

Prior to the closing of the planned Merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries, other than Technologies, will assign all of its operating business and business related assets other than Technologies, including, without limitation, internet-search related patents, to B2B, and B2B will assume all the liabilities of Convera and its subsidiaries, other than Technologies, and will indemnify Convera for claims relating to such liabilities.

More information about Convera is available under the caption “Information about Convera” on page 64.

Firstlight, VSW, VSW 1 and VSW 2 (See Page 36)

Firstlight Online Limited, Vertical Search Works, Inc., VSW 1, Inc. and VSW 2, Inc.
81 Rivington Street
London EC2A 3AY
Telephone: +44 203 178 4150

Firstlight is a private company that provides a service known as Firstlight ERA, or Editorial Related Advertising, to publishers of journals with websites which are on-line versions of, or otherwise associated with, those journals. Firstlight’s service enables publishers to sell micro-sites, which are typically individual website pages that provide information about a product or service that can be researched by the reader of the journal article, to their existing advertisers. Firstlight was incorporated as a company limited by shares in the United Kingdom on October 3, 2002.

Each of Vertical Search Works, Inc. (“VSW”), VSW 1, Inc. (“VSW 1”), and VSW 2, Inc. (“VSW 2”) is a Delaware corporation incorporated on August 13, 2009. As a result of the internal restructuring of Firstlight, Firstlight will be a wholly-owned subsidiary of VSW 2, and VSW 2 will be a wholly-owned subsidiary of VSW 1. VSW 1 will be a direct wholly-owned subsidiary of VSW.

More information about Firstlight is available under the caption “Information about Firstlight” on page 36.

Material Terms of the Merger

Following the filing of the Certificate of Dissolution, we plan to consummate the Merger subject to the terms and conditions of the Merger Agreement. The Merger Agreement contains the following material terms:

•	Merger. B2B and Technologies will each merge with and into VSW 2, with VSW 2 as the surviving corporation.
•	Conversion. Upon the effectiveness of the Merger, each share of B2B’s common stock and 1/1,000th of the entire limited liability membership interest of Technologies will become 50 shares of VSW common stock, and each share of VSW common stock will remain as one share of VSW common stock. As a result of such conversion, we will own 33.3% and the record owners of VSW immediately prior to effectiveness of the Merger will own 66.7% of the total outstanding common stock of VSW, subject to certain adjustments described below. Our stock ownership interest in VSW will be distributed to our stockholders (in not less than a year after the closing of the Merger in any event) or sold with the cash proceeds distributed to our stockholders, on a pro rata basis according to their respective stock ownership in Convera as of the record date for the distribution. As of the date of this Information Statement, we are not able to predict the amount of consideration to be received by Convera’s stockholders as a result of the dissolution and the Merger or the timing of such distribution.
•	Cash funding. We will transfer $3,000,000 in cash to Technologies prior to the closing of the Merger, which is subject to reduction on a dollar-for-dollar basis by an agreed upon daily amount for delays in the closing beyond July 29, 2009, which was sixty (60) days after the Merger Agreement was originally signed, with specified exceptions. As of the date of this Information Statement, this $3,000,000 cash funding amount has been reduced to approximately $1,866,000.
•	Line of Credit. We will provide VSW with a $1,000,000 line of credit, which will be convertible into VSW common stock (the “Credit Line”). VSW will be entitled to draw down the Credit Line in whole or in part, for a six-month period following the closing date of the Merger. Any portion of the Credit Line drawn down by VSW will accrue interest at an annual rate of 10% and will become due and payable by VSW upon the first anniversary of the closing date of the Merger. We have the right to convert all or any portion of the draw-down amount into VSW common stock anytime before its repayment in full. In the event that VSW draws down the full $1,000,000 of the Credit Line and we decide to convert the full amount of such draw-down amount, then our ownership in VSW will increase to 42.5% of the total outstanding VSW common stock. If we elect to convert less than the entire amount, VSW will issue shares to us equal to 0.0000092% of the total outstanding VSW common stock at closing for each dollar of the Credit Line that we elect to convert.
•	Closing Conditions. The closing of the Merger is subject to customary closing conditions, including, without limitation, (i) receipt of all of the required third party consents and approvals, if any, and (ii) completion of a satisfactory audit of the financial statements of VSW.
•	Representations and Warranties. The Merger Agreement contains customary representations and warranties, covenants and indemnities and provides that all representations and warranties will survive the closing date of the Merger for a period of six months, with specific exceptions. The VSW entities further represent that all the indebtednesses, if any, from a shareholder of or otherwise an affiliate to VSW or any of its subsidiaries have been converted into equity of VSW or any of its subsidiaries, as the case may be, and each of VSW and its subsidiaries is free of such indebtedness.

To understand the Merger fully, you should read this Information Statement and the Merger Agreement completely. The Merger Agreement constitutes the legal document that governs the Merger. For a more complete description of the terms of the Merger Agreement, please see “PLAN OF DISSOLUTION AND MERGER — MATERIAL PROVISIONS OF THE MERGER AGREEMENT” in this Information Statement and the Merger Agreement itself, which is attached as Annex B to this Information Statement. Please see “WHERE TO OBTAIN MORE INFORMATION” for information about how you may obtain additional copies of the Merger Agreement.

Fairness Opinion

In determining to approve the Merger Agreement, our board of directors considered the fairness opinion of Hempstead & Co. Inc. (“Hempstead”) dated May 29, 2009. Based upon and subject to the assumptions, qualifications and limitations set forth in the written opinion, Hempstead concluded that the merger consideration as stipulated in the Merger Agreement was fair from a financial point of view to our stockholders. The conclusion in the fairness opinion is not affected by the subsequent amendment and restatement of the Merger Agreement on September 22, 2009. We urge you to read the section entitled “Fairness Opinion” beginning on page 25 of this Information Statement and Hempstead’s fairness opinion itself attached to this Information

Statement as Annex C carefully for a description of the procedures followed, assumptions made, matters considered and limitations on the reviews undertaken.

Reasons for the Plan of Dissolution and the Merger (See Page 13)

Our board of directors adopted the Plan of Dissolution and approved the Merger Agreement following over a year of exploration and analysis of alternatives, and upon our board of directors’ determination that our complete dissolution and liquidation and the Merger was the strategic alternative most likely to enable us to maximize value to our stockholders.

In reaching its conclusion to approve the Plan of Dissolution and the Merger Agreement, our board of directors considered our current condition and future prospects, including our financial condition, results of operations, anticipated capital expenditures, capital structure and long-term capital needs, the value of our remaining assets and our remaining claims and obligations and other potential strategic alternatives for us, including the risks associated with these alternatives. After considering these factors and alternatives, our board of directors determined that the Plan of Dissolution and the Merger Agreement were advisable, expedient and in our best interests and in the best interests of our stockholders and creditors and that we should proceed with the Plan of Dissolution.

Interest of Certain Persons in the Merger (See Page 24)

Both our CEO, Patrick Condo, and CFO, Matthew Jones, will join VSW after the effectiveness of the Merger. Mr. Condo has entered into a transition agreement with us and we intend to enter into a transition agreement with Mr. Jones. Additionally, it is the intention of the parties that Messrs. Condo and Jones enter into employment agreements with VSW. In addition, one of the current members of our board of directors, Carl Rickertsen, will become a member of the board of directors of VSW after the Merger. You should be aware that Messrs. Condo, Jones and Rickertsen may each have a direct material interest in the Merger that may diverge from the interests our stockholders.

Dissenters’ Rights (See Page 31)

Under Delaware law, which governs us and the rights of our stockholders, and our Certificate of Incorporation and Bylaws, each as amended and/or restated, our stockholders are not entitled to appraisal rights or other dissenters’ rights to demand fair value for their shares of stock by reason of the approval of the Plan of Dissolution or the Merger.

Certain US Federal Income Tax Considerations (See Page 31)

As described in the section entitled “Certain US Federal Income Tax Considerations” in this Information Statement, and subject to the limitations, assumptions and qualifications therein, we will recognize gain or loss from the Merger equal to the difference between (i) the aggregate fair market value of the shares of VSW received by us from VSW 2 and the amount of our or our subsidiaries’ liabilities assumed by VSW 2 in the Merger and (ii) our adjusted tax basis in the assets transferred to VSW 2 in the Merger. Any distributions to our stockholders pursuant to the Plan of Dissolution will be taxable to our US stockholders for US federal income tax purposes. US stockholders will realize taxable gain or loss on any such distributions.

Amendment to Certificate of Incorporation (See Page 34)

On May 29, 2009, our board of directors unanimously approved an amendment to our Certificate of Incorporation to delete Article NINTH thereof which required, among other things, that our board of directors consist of no less than six and no more than 12 members. The amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which is expected to occur on or shortly after twenty (20) days after the mailing of this Information Statement to our stockholders. On May 29, 2009, our board of directors unanimously approved a resolution pursuant to our Bylaws fixing the number of directors that comprise our board at three with such resolution to be effective upon the filing of the amendment to our Certificate of Incorporation.

Election of Directors (See Page 35)

On May 29, 2009, at the recommendation of our Nomination Committee, our board of directors unanimously resolved to recommend to our stockholders to elect Messrs. Ronald J. Whittier, Herbert A. Allen III and Jeffrey White as directors to be effective upon the filing of the amendment to our Certificate of Incorporation, with a term commencing upon the filing of the Certificate of Dissolution and ending upon the due election of their successors, and since they have requisite voting power to adopt such stockholders’ action, no other consents or votes of other of our stockholders will be solicited in connection with this Information Statement.

Stockholder Approvals Required in Connection with the Plan of Dissolution, the Amendment to the Certificate of Incorporation and the Election of Directors (See Page 12)

In order to approve the Plan of Dissolution and the amendment to our Certificate of Incorporation, the affirmative vote of holders of a majority of all outstanding shares of our Class A Common Stock is required. In order to approve the election of directors, the affirmative vote of a plurality of all outstanding shares of our Class A Common Stock is required. As of the close of business on September 22, 2009, the Record Date for the approval of the above matters, there were 53,501,183 shares of our Class A Common Stock issued and outstanding, which shares are entitled to one vote per share. Holders of our Class A Common Stock which represented a majority of the voting power of our outstanding capital stock as of the Record Date, have executed a written consent in favor of the actions described above and have delivered it to us on September 22, 2009, the Consent Date. Therefore, no other consents will be solicited in connection with this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Distributions to Our Stockholders (See Page 18)

Our board of directors will determine, in its sole discretion and in accordance with applicable law, the timing, amount and nature of, and the record dates for, distributions, if any, that we will make to our stockholders pursuant to the Plan of Dissolution.

The amount available for distribution, if any, will depend principally on the amount of our cash and the ultimate value of any non-cash assets and the amount of existing and unknown claims against us and our obligations. We may also distribute to our stockholders sometime after the one-year anniversary of the closing of the Merger any VSW stock we own as a result of the Merger; however, we reserve the absolute right to sell such stock and distribute the net proceeds of the sale to our stockholders. Because of uncertainties concerning the amount of any unknown claims and obligations we may incur and the value of our non-cash assets, we cannot currently predict the aggregate net value of assets that may be available for distribution to our stockholders.

An initial distribution, if any, will be made to our stockholders of record at the close of business on the date on which we file our Certificate of Dissolution, pro rata to holders of our Class A Common Stock in accordance with the respective number of shares then held of record by them; provided, that in the opinion of our board of directors adequate provision has been made for the payment, satisfaction and discharge of all our known, unascertained or contingent debts, obligations and liabilities (including costs and expenses incurred and anticipated to be incurred in connection with our sale of assets and complete liquidation), including the contingency reserve.

Liquidation distributions will be made in cash or in kind and may include the stock of VSW if the Merger is consummated. Any distribution of securities will be subject to securities laws and other conditions.

Under our Plan of Dissolution, we are required to complete the distribution of all of our properties and assets to our stockholders or to liquidating trusts as soon as practicable following the filing of our Certificate of Dissolution and in any event on or prior to the third anniversary of the Consent Date.

Stock Transfers Following the Filing of the Certificate of Dissolution (See Page 21)

We intend to discontinue recording transfers of our stock on the date on which we file our Certificate of Dissolution. This filing is expected to occur on or shortly after twenty (20) days after the mailing of this Information Statement to our stockholders. After that time, there will be no further trading of our stock on the NASDAQ Global Market or otherwise, and we will not record any further transfers of our stock on our books except by will, intestate succession, or operation of law.

Risk Factors (See Page 8)

Our plan of dissolution and the proposed merger involve a number of risks, including the risks that:

•	our stockholders may be liable to our creditors for part or all of the amount received from us in dissolution if our reserves are inadequate;
•	if the proposed merger is not consummated, we may not recoup the costs incurred in connection with negotiating the proposed merger;
•	our Company and Firstlight have had a history of operating losses and VSW will likely incur future losses;
•	VSW may need additional capital. If VSW cannot raise capital when needed on reasonable terms, its business and financial condition may be materially impacted; if VSW is able to raise additional capital through equity financing, our ownership of VSW may be diluted;
•	the current credit and financial market conditions have a negative impact on global business environment and may exacerbate certain risks affecting the business of VSW and thus, the value of our ownership interest in VSW, if the Merger closes, may be materially diminished;
•	VSW will be in an extremely competitive market, and if it fails to compete effectively or respond to rapid technological change, its revenues and market share will be adversely affected and thus, the value of our ownership interest in VSW, if the Merger closes, may be materially diminished;
•	VSW currently depends on a few customers for substantially all of its revenues and the loss of, or a significant reduction in orders from, any one of these customers could significantly reduce VSW’s revenues and harm its operating results;
•	VSW will depend in part on international sales, particularly in the United Kingdom, and any economic downturn, changes in laws, changes in currency exchange rates or political unrest in the United Kingdom or in other countries could have a material adverse effect on VSW’s business;
•	the planned business model of VSW is new to both businesses and may not attract the planned turnover or generate sustainable profits;
•	an unfavorable resolution may result from pending or potentially future legal proceedings, which could in the future materially and adversely affect VSW’s financial position, results of operations or cash flows in a particular period; and
•	if we decide to distribute shares of VSW’s common stock, our stockholders may be required to hold any such shares that are distributed to them for an indefinite period of time.

You should read and consider carefully the information about these and other risks set forth under the caption “Risk Factors” beginning on page 8.

Additional Questions About Matters Covered by this Information Statement

If you have any additional questions about the matters covered by this Information Statement, or would like additional copies of this Information Statement, you should contact:

Convera Corporation
1919 Gallows Road
Suite 1050
Vienna, Virginia 22182
Tel: (703) 761-3700
Attn: Matthew Jones

RISK FACTORS

In addition to the other information contained in this Information Statement, you should carefully read the following risk factors. The Plan of Dissolution and the Merger involve substantial risks and uncertainties and our actual results and future trends may differ materially from our past performance due to a variety of factors, including, without limitation, the risk factors identified below. The risks and uncertainties described below are not the only risks and uncertainties we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. If any of the following risks actually occur, our business, results of operations and financial condition would suffer. In that event, the trading price of our common stock could decline, and our stockholders may lose part or all of their investment in our common stock. Additionally, if any of the following risks actually occur, the value of the shares of VSW’s common stock we receive in the Merger may decline substantially. The discussion below and elsewhere in this report also includes forward-looking statements, and our actual results may differ substantially from those discussed in these forward-looking statements as a result of the risks discussed below.

OUR STOCKHOLDERS MAY BE LIABLE TO OUR CREDITORS FOR PART OR ALL OF THE AMOUNT RECEIVED FROM US IN DISSOLUTION IF RESERVES ARE INADEQUATE.

We established a contingency reserve of $3,000,000 in cash designed to satisfy any additional claims and obligations that may arise. Although our board of directors believes such reserve is adequate for payment of our known and unknown liabilities, any contingency reserve may not be adequate to cover all of our obligations and claims against us due to the uncertainty of unknown liabilities. Under Delaware law, if we fail to create an adequate contingency reserve for payment of our claims and obligations during the three-year period after we file the Certificate of Dissolution, each of our stockholders could be held liable for payment to our creditors of such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve. The liability of any of our stockholders would be limited to the amounts previously received by such stockholder in dissolution from us and from any liquidating trust or trusts. Accordingly, in such event, a stockholder could be required to return part or all of the distributions previously made to such stockholder, and a stockholder could receive nothing from us under the Plan of Dissolution. Moreover, if one of our stockholders has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount previously distributed does not cause a commensurate reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed.

IF THE PROPOSED MERGER IS NOT CONSUMMATED, WE MAY NOT RECOUP THE COSTS INCURRED IN CONNECTION WITH NEGOTIATING THE PROPOSED MERGER.

The Merger may not be consummated or may be delayed because the conditions to closing may not be satisfied or waived. Conditions which must be satisfied or waived prior to the closing include customary closing conditions. If the Merger is not consummated, we will not recoup the costs incurred in connection with negotiating the proposed Merger.

OUR COMPANY AND FIRSTLIGHT HAVE HAD A HISTORY OF OPERATING LOSSES AND VSW WILL LIKELY INCUR FUTURE LOSSES DESPITE THE MERGER; IF SUCH LOSSES OCCUR AND VSW IS UNABLE TO ACHIEVE PROFITABILITY, THE VALUE OF ITS STOCK WILL LIKELY SUFFER.

As of January 31, 2009, we had an accumulated deficit of approximately $1.1 billion. We have operated at a loss for each of the past three fiscal years. For the fiscal years ended January 31, 2009, 2008 and 2007 our net losses were approximately $22.6 million, $9.1 million, $44.8 million, respectively. These financial results include revenues and expenses associated with the Enterprise Search business, the sale of which was completed on August 9, 2007. Our loss from continuing operations for the fiscal years ended January 31, 2009, 2008 and 2007 was $22.6 million, $27.0 million and $45.3 million, respectively. We expect that we will continue the trend of significant operating losses and uses of cash at least for the short term until the revenue base for our vertical search services grows to sufficient levels to support its expenses. We have a short operating history in the vertical search business; our first supported vertical search site was launched into production in November 2006. Previously, our market strength had been in the government sector, whereas we now compete solely within the commercial sector. In addition, our revenue contracts generally stipulate that we will receive a percentage of website advertising revenues, and online advertising is an immature and rapidly evolving industry. Firstlight has also operated at a loss for each of the past three fiscal years. For the fiscal years ended December 31, 2008, 2007 and 2006, Firstlight’s net losses were approximately $2.6 million, $3.0 million and $3.7 million, respectively. Accordingly, we cannot assure you that VSW will generate the revenues required to achieve or maintain profitability in the future or that the value of its common stock will be material. VSW’s failure to achieve and sustain its profitability will negatively impact the market value of its common stock.

VSW MAY NEED ADDITIONAL CAPITAL. IF VSW CANNOT RAISE CAPITAL WHEN NEEDED OR CANNOT RAISE CAPITAL AT REASONABLE TERMS, ITS BUSINESS AND FINANCIAL CONDITIONS MAY BE MATERIALLY IMPACTED; IF VSW IS ABLE TO RAISE ADDITIONAL CAPITAL THROUGH EQUITY FINANCING, OUR OWNERSHIP OF VSW MAY BE DILUTED.

In order to maintain its operation and pursue business strategies, VSW may require additional financing if the internally generated revenues are not sufficient for such purpose, which funding may not be available to VSW on favorable terms, if at all. The availability of such financing is further limited by the recent tightening of the global credit markets, and the lack of investors confidence in the equity markets. If VSW is not able to obtain financing when needed or on reasonable terms, its business and financial condition may be materially negatively impacted and thus, the value of our ownership interest in VSW, if the Merger closes, may be materially diminished. If VSW is able to obtain financing through equity issuance, our (and our stockholders’) existing ownership of VSW may be diluted.

THE CURRENT CREDIT AND FINANCIAL MARKET CONDITIONS HAVE HAD A NEGATIVE IMPACT ON GLOBAL BUSINESS ENVIRONMENT AND MAY EXACERBATE CERTAIN RISKS AFFECTING THE BUSINESS OF VSW.

The credit and financial markets are currently experiencing unprecedented volatility, stress, illiquidity and disruption around the world. Many of our customers have encountered and may continue to encounter much uncertainty and risks due to the weakening business environment and credit availability, particularly in the publishing area. As a result, these customers may be unable to satisfy their contract obligations, may delay payment, or may delay purchasing VSW’s services, which could negatively affect the business and financial performance of VSW. In addition, the weakening business environment has adversely impacted and may continue to adversely impact sales of on-line ads, which could negatively affect any business and general performance. If VSW’s business or financial performance is negatively affected, the value of our ownership interest in VSW, if the Merger closes, may be materially diminished.

VSW WILL BE IN AN EXTREMELY COMPETITIVE MARKET, AND IF IT FAILS TO COMPETE EFFECTIVELY OR RESPOND TO RAPID TECHNOLOGICAL CHANGE, ITS REVENUES AND MARKET SHARE WILL BE ADVERSELY AFFECTED.

The search industry is characterized by intense competition, rapid technological changes, changes in customer requirements and emerging new market segments. VSW’s competitors will include many companies that are larger and more established and have substantially more resources than VSW and may include start-ups as well. Potential competitors to VSW may establish cooperative relationships among themselves or with third parties to increase the ability of their products to address the needs of the markets which VSW intends to serve. Accordingly, it is possible that new competitors or alliances among competitors may emerge and rapidly acquire significant market share.

In order for VSW’s strategy to succeed, it must provide vertical search services that meet the needs of the business-to-business and specialized publishing companies. VSW will need to invest significant resources in research and development to provide the publishers with leading-edge search technology to help them deliver unique value to their online community and increase online advertising revenues. To effectively compete VSW will need to continually improve its service offerings and innovate by introducing new services that are responsive to the needs of its users. The development efforts required for this are expensive. If these developments do not generate substantial revenues, VSW’s business and results of operations will be adversely affected and thus, the value of our ownership interest in VSW, if the Merger closes, may be materially diminished. We cannot assure you that VSW will successfully develop any new products or services, complete them on a timely basis or at all, achieve market acceptance or generate significant revenues with them.

VSW CURRENTLY DEPENDS ON A FEW CUSTOMERS FOR SUBSTANTIALLY ALL OF ITS REVENUES. THE LOSS OF, OR A SIGNIFICANT REDUCTION IN ORDERS FROM, ANY ONE OF THESE CUSTOMERS COULD SIGNIFICANTLY REDUCE VSW’S REVENUES AND HARM ITS OPERATING RESULTS.

For the nine months ended September 30, 2009, Firstlight’s two largest customers accounted for approximately 49% of its sales. The loss of, or a significant reduction in orders from, any of these customers could significantly reduce VSW’s revenues and harm its operating results.

VSW WILL DEPEND IN PART ON INTERNATIONAL SALES, PARTICULARLY IN THE UNITED KINGDOM, AND ANY ECONOMIC DOWNTURN, CHANGES IN LAWS, CHANGES IN CURRENCY EXCHANGE RATES OR POLITICAL UNREST IN THE UNITED KINGDOM OR IN OTHER COUNTRIES COULD HAVE A MATERIAL ADVERSE EFFECT ON VSW’S BUSINESS.

To date, the majority of revenues related to Convera’s business and a portion of revenues related to Firstlight’s business have been have been derived from publishers in the United Kingdom. For the year ended January 31, 2009, Convera’s total revenue derived from international sales was approximately $1.0 million, representing approximately 76% of its total revenue. For the year ended January 31, 2008, Convera’s total revenue derived from international sales was approximately $1.0 million, representing approximately 88% of total revenue. For the nine months ended September 30, 2009, Firstlight’s total revenue derived from sales outside the United States was approximately $325,000, representing approximately 23% of its total revenue. For the years ended December 31, 2008, 2007 and 2006, Firstlight’s total revenue derived from sales outside the United States were approximately $187,000, $445,000 and $339,000, respectively, representing approximately 6%, 19% and 80%, respectively, of its total revenue.

Convera’s international operations and sales have historically exposed it to longer accounts receivable and payment cycles and fluctuations in currency exchange rates. International sales had been made mostly from its U.K. subsidiary until its closure in January 2009 and are typically denominated in British pounds. As of January 31, 2009, approximately 71% of Convera’s total consolidated accounts receivable were denominated in British pounds. Since exchange rates vary, those results when translated may vary from expectations and adversely impact overall expected profitability. VSW will also offer its services internationally and therefore expose itself to similar risks.

VSW’s international operations may expose it to a variety of other risks that could seriously impede its financial condition and growth. These risks include the following:

•	potentially adverse tax consequences;
•	difficulties in complying with regulatory requirements and standards;
•	trade restrictions and changes in tariffs;
•	import and export license requirements and restrictions;
•	regulations on the operation of the internet in certain countries; and
•	uncertainty of the effective protection of our intellectual property rights in certain foreign countries.

If any of these risks described above materialize, VSW’s international sales could decrease and our foreign operations could suffer.

THE PLANNED BUSINESS MODEL OF VSW IS NEW TO BOTH BUSINESSES AND MAY NOT ATTRACT THE PLANNED TURNOVER OR GENERATE SUSTAINABLE PROFITS.

Until recently, we offered our customers our services for an agreed upon time period in return for an agreed upon monthly charge or a share of advertising revenues. Firstlight offered its services only in return for a percentage of advertising revenues. The marketing and pricing considerations of Firstlight differ greatly from those of a subscription model. The cash-flow characteristics are also different. The new pricing model for the combined business has not been finalized and we expect it to evolve over the first several months after the effectiveness of the Merger. However, we presently intend to offer the combined ad-serving, vertical search and micro-site service in return for a share of advertising revenues with a an initial down-payment from the publisher, where possible. There can be no assurance that VSW’s pricing model will be widely accepted by current and new customers and, therefore, VSW may experience a decreases in the demand for its products and services, which would harm its results of operations and cash flows.

AN UNFAVORABLE RESOLUTION MAY RESULT FROM PENDING OR POTENTIALLY FUTURE LEGAL PROCEEDINGS, WHICH COULD IN THE FUTURE MATERIALLY AND ADVERSELY AFFECT VSW’S FINANCIAL POSITION, RESULTS OF OPERATIONS OR CASH FLOWS IN A PARTICULAR PERIOD.

Firstlight is involved in litigation with its former minority shareholder Jamara Holdings Limited and such entity’s chief operating officer and shareholder, Brett Campbell Bailey. Although Firstlight believes these legal proceedings have no merit, the outcome of litigation may be uncertain and the costs associated with defending any litigation may have negative financial and other effects on VSW’s financial position, results of operations or cash flows in a particular period.

IF WE DECIDE TO DISTRIBUTE SHARES OF VSW’S COMMON STOCK, OUR STOCKHOLDERS MAY BE REQUIRED TO HOLD ANY SUCH SHARES THAT ARE DISTRIBUTED TO THEM FOR AN INDEFINITE PERIOD OF TIME.

In accordance with securities laws, we may not distribute shares of VSW’s common stock to our stockholders prior to the one year anniversary of the consummation of the Merger. In addition, the shares sudject to distribution are required to be registered. Upon receipt of written notice from us to VSW, VSW is required to use its best efforts to prepare and file, at its own cost, a registration statement on Form 10 with the SEC prior to the date of such distribution, registering VSW’s common stock under the Exchange Act and to cause such common stock to be listed on the NASDAQ Global Market or such other exchange as approved by us and to make other filings required by law.

Although VSW is required to use its best efforts to register and list its common stock before such shares are distributed to our stockholders, there can be no assurance that such registration and listing will be completed and no certainty when the registration and listing will become effective, if ever. As a result, our stockholders may be required under securities laws to hold their shares of VSW common stock for an indefinite period of time as “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted securities, such shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemption from registration under the Securities Act and as required under applicable state securities laws.

STOCKHOLDER APPROVALS REQUIRED IN CONNECTION WITH THE PLAN OF DISSOLUTION, THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND THE ELECTION OF DIRECTORS

On May 29, 2009, our board of directors approved the Plan of Dissolution, the amendment to our Certificate of Incorporation and the election of directors unanimously in a board meeting, and recommended all of the above items for approval, authorization and adoption by our stockholders.

As of the Record Date, there were 53,501,183 shares of our Class A Common Stock issued and outstanding, which shares are entitled to one vote per share. Holders of our Class A Common Stock, the shares of which represented a majority of the voting power of our outstanding capital stock as of the Record Date, executed and delivered to us a written consent approving the Plan of Dissolution, the amendment to our Certificate of Incorporation and the election of directors. The Merger does not require stockholder approval. As a result, in accordance with Delaware law and our Certificate of Incorporation and Bylaws, the Plan of Dissolution, the amendment to our Certificate of Incorporation and the election of directors were approved and adopted by the holders of a majority of the outstanding shares of our Class A Common Stock. After the stockholders approval of the Plan of Dissolution and we file the Certificate of Dissolution, we expect to close the Merger in accordance with the terms and conditions of the Merger Agreement and applicable DGCL and federal and state securities laws. No further stockholders approval or other federal or state regulatory requirements or approvals are required.

The adoption of the Plan of Dissolution by our stockholders constitutes full and complete authority for our board of directors and our officers, without further action by our stockholders, to do and perform any and all acts, and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that our board of directors or our officers deem necessary, appropriate or advisable: (i) to dissolve us in accordance with the laws of the State of Delaware and cause our withdrawal from all jurisdictions in which we are authorized to do business; (ii) to sell, dispose, convey, transfer and deliver all of our remaining assets and properties or otherwise convert them into cash and/or other distributable forms; (iii) to satisfy or provide for the satisfaction of our obligations, if any, in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute any of our properties and assets and all of our remaining funds pro rata to our stockholders.

No further vote or consent of any other of our stockholders is necessary to approve the Plan of Dissolution, the amendment to our Certificate of Incorporation or the election of directors and the Merger does not require stockholder approval. Accordingly, we are not soliciting any stockholder votes or consents by this Information Statement. We anticipate to first take corporate action in accordance with the stockholder approval by filing the Certificate of Dissolution not less than twenty (20) days after the mailing of this Information Statement to stockholders. The closing of the Merger is anticipated to take place as soon as practicable thereafter upon satisfaction of each of the conditions to close set forth in the Merger Agreement but in any event, no earlier than twenty (20) days after the mailing of this Information Statement to our stockholders. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement also serves as notice to our stockholders under Section 228 of the DGCL of the approval of the Plan of Dissolution, the amendment to our Certificate of Incorporation and the election of directors by less than unanimous written consent of our stockholders.

PLAN OF DISSOLUTION AND MERGER

Background and Reasons for the Plan of Dissolution and the Merger

During late winter of 2007 and early spring of 2008, our management undertook a review of our long-term prospects in an effort to maximize value for our stockholders. As part of its review, our management considered our current condition and future prospects, including our financial condition, results of operations, anticipated capital expenditures and capital needs.

Our management and board were concerned by our continuing operating losses and the slow adoption of our services, combined with the worldwide economic slowdown. We decided that we would attempt to establish a publishing arrangement with a large multinational technology company to leverage such company’s customer base and customer reach.

Beginning in early March 2008, Patrick C. Condo, our CEO, and members of our engineering staff met with a multinational software corporation (“Partner”) that was interested in developing a new business that would utilize our business-to-business search technology. On April 11, 2008, we began to negotiate content development with the Partner in relation to the Partner’s new business.

At a board meeting on May 20, 2008, our management, led by Mr. Condo, presented a summary of the proposed partnership arrangement with the Partner, which included a management proposed timeline, potential revenue projections over the next three-year period and other initial deal terms. Our board of directors approved moving forward with such partnership arrangement.

Through the remainder of May 2008 and June 2008, we continued to negotiate with the Partner and concluded an ad service license agreement which our board of directors approved at a meeting held on June 30, 2008. At the meeting, our management explained the reasons why the agreements were in our best interests, the costs to us of building the technology itself, the benefits and synergies to our customers and the exclusive benefits to us.

At that same meeting, our management briefly reviewed a wide range of strategic alternatives for us, including maintaining the status quo, soliciting larger corporations to purchase our business, merging with a company in a business that would provide vertical synergies, and a sale of our individual assets.

We began considering Firstlight as a strategic business partner when Mr. Condo, spoke with Firstlight’s CEO, Colin Jeavons, on June 11, 2008 and then again on June 30, 2008. Mr. Jeavons was introduced to Mr. Condo by Graham Charlesworth, our Vice President of Sales at the recommendation of our common customers. Both Firstlight and Convera have some overlapping customer base, including customers like Lebhar Friedman and United Business Media, and Mr. Charlesworth believed Firstlight’s service could compliment our service to our own customers. At a meeting held on July 1, 2008 at the Hyatt Regency Hotel in Reston, Virginia, Mr. Jeavons and Mark MacDonald, a senior officer of Firstlight, presented Firstlight’s strategy to our senior management team and the parties discussed a possible collaboration between the two companies, in the form of a revenue sharing contract where Firstlight would sell online ads for our customers.

In early August 2008, Mr. Condo advised members of our Executive Committee, including Mr. Herbert Allen and Mr. Ronald Whittier, of discussions with Firstlight. On August 20, 2008, Firstlight’s CEO, Mr. Jeavons made a presentation to our CEO, Mr. Condo, and a representative of Allen & Company, LLC (“Allen & Company”), LeRoy Kim at Allen & Company’s offices. Allen & Company served as our financial advisor in certain prior corporate transactions. Stephen Davis, our counsel at Goodwin Procter LLP, was also present at the meeting. At that time, the parties discussed the possibility of our acquisition of Firstlight.

On September 15, 2008, our CEO, CFO, and two of our directors, Jeffrey White and Ronald Whittier, met with Mr. Jeavons, CEO of Firstlight in relation to financial considerations regarding our potential acquisition of Firstlight Mr. Jeavons gave an overview of Firstlight and its business operations and proposed a general structure for a transaction in which Convera would purchase Firstlight for an undetermined amount of equity and the assumption of approximately $8 million debt owed by Firstlight to its principal shareholders. We decided not to pursue the transaction because of the cash resources required for the debt assumption and the Board’s concern about continuing losses at Convera.

Between September 2008 and December 2008, we began a set of meetings with a company specializing in internet broadcasting solutions and providing digital media services, which was interested in merging with us. The parties began discussing a merger strategy in October of 2008 and continued to develop a strategy and financial plan in furtherance of the prospective merger in November of 2008.

During this period, we also considered partnering with another company to form a new company that would specialize in building specific vertical businesses in the search industry. Additionally, starting in November 2008, we began holding discussions with the Partner about the potential acquisition of us by the Partner.

At a meeting of our board of directors held on December 2, 2008, our management presented an update to our board of directors of the various strategic alternatives, and the synergies provided by each alternative. Our board of directors determined to cease discussions with the internet broadcasting solutions business primarily because of the lack of perceived synergies between us and the company and concerns over the business plan of the target company. We terminated discussions with the internet broadcast solutions business in December 2008 and continued discussions with the Partner.

With the global economic downturn rapidly deepening and our stock price dropping, our board of directors also instructed our management to prepare a “shut-down” analysis, an alternative that our board of directors would seriously consider in an effort to curtail continuing losses, preserve cash and make a cash distribution to our stockholders. The board noted that our public market cap was significantly below our net cash and expressed the view that shareholders may be better off with a dissolution and a cash distribution in the absence of an acquisition or other transaction that could create value for our shareholders.

To determine whether a potential Firstlight transaction would be an alternative to a complete shutdown, on December 15, 2008, Mr. Condo called Mr. Jeavons to discuss whether Firstlight would agree to change its previously proposed deal structure. At the request of our Board, Mr. Whittier also participated in our efforts to continue negotiations with Firstlight on structure and preliminary terms through January and February 2009. As part of the negotiations, we stressed that the principals of Firstlight would have to convert the debt owed to them by Firstlight into additional equity in Firstlight and we jointly explored other forms of transaction. The Firstlight principals tentatively agreed to convert the Firstlight debt into equity and we continued to explore and negotiate the structure and general terms of a transaction between the two companies.

At a meeting of our board of directors on December 19, 2008, our management presented a “shut-down” analysis to our board of directors and updated it with a discussion of the on-going potential strategic alternatives.

In January 2009, we terminated discussions with the vertical on-line search business, because the Board did not believe that the company’s proposed strategy to create a digital media entity using our assets would be a viable business model. The Partner also terminated the acquisition discussions with us at that time stating to us that it decided to develop search technology similar to ours by itself.

In January and February 2009, our representatives met with principals of a privately held on-line financial media company to discuss a potential merger. We considered a transfer of our assets to a subsidiary and a simultaneous merger of the on-line media company with Firstlight and such subsidiary and subsequent spinout of the newly combined company’s stock to our stockholders.

At a Board meeting held on February 20, 2009, Allen & Company presented an overview and analysis of a dissolution by our parent company which would enable the distribution to our stockholders of a significant amount of cash, followed by the proposed Firstlight merger that could provide continuing upside to our stockholders, though speculative. Our Board noted that it was important to make a substantial cash distribution to our stockholders and use minimum cash in the Firstlight transaction. Our board also authorized the creation of a Merger Committee comprised of the following directors, Messrs. Herbert Allen III, Carl J. Rickertsen, Jeff White and Ronald Whittier to negotiate term sheets for both transactions for further consideration by our board of directors.

From February 20, 2009 through February 27, 2009 Mr. Rickertsen, on behalf of us, and a Colin Jeavons, on behalf of Firstlight, had three telephone calls to further negotiate the terms of the merger. The members of our Merger Committee continued with negotiations regarding the other transaction as well and on March 2, 2009, our board of directors met again to consider both transactions. Mr. LeRoy Kim from Allen & Company presented the merger terms with the online media company and Mr. Rickertsen presented the plan of dissolution along with merger terms with respect to the proposed Firstlight merger. Our board of directors decided to terminate discussions with the on-line media company primarily due to the perceived risk in the combined business plan going forward and the desire to make a substantial cash distribution to our stockholders. The board determined that given the state of the economy, our continuing losses, that no transaction we were considering would lead to company profits in the near term, that a dissolution of the company and distribution of cash to our stockholders was its primary goal. The board did approve the proposed terms of the Firstlight merger, subject to adding two material deal terms – reducing the cash investment by us and obligating Firstlight to reimburse us for operating costs past a reasonable period of time.

At a meeting of our board of directors held on March 25, 2009, Mr. Rickertsen presented our board of directors with a revised term sheet and he and our counsel, Goodwin Procter, summarized our proposed dissolution and the Merger. The proposed term sheet included two important new terms. First, it obligated Firstlight to reimburse us for daily operating costs ($14,000 per day) if the transaction did not close within 60 days of execution of the merger agreement (other than delays caused by an SEC review of the Information Statement) and it reduced our equity investment from $4.0 million to $3.0 million. Our board of directors noted that the Merger would only use a small fraction of our available cash, and our board of directors stated it was important to provide a distribution of available cash to our stockholders, to structure the entire transaction in a manner that would limit our liabilities, and to provide an upside of potential equity profits to our stockholders. After lengthy discussion, our board of directors approved the plan of dissolution and the Firstlight merger term sheet, formally authorized the Merger Committee to assist in the negotiations of the Merger and related transactions and make a recommendation to our board of directors.

On April 17, 2009, we retained Hempstead & Co. Inc. (“Hempstead”) as our formal advisor to provide a fairness opinion to us that the terms of the transactions, including the Merger, were fair to our stockholders from a financial point of view. See the section entitled “Fairness Opinion” below for more information.

Through April 2009 and May 2009, our management, including our CEO, CFO and then EVP of Engineering, along with our counsel Goodwin Procter, conducted due diligence on Firstlight, including a visit to its Indian operations in Bangalore, India, and drafted and negotiated transaction documentation. The Merger Committee, with our management and counsel, met on May 11, 15, 18, 22, 27 and 28, 2009, with Hempstead and our counsel providing advice and analysis on all aspects of the Merger and dissolution during the meetings on May 27, 2009 and May 28, 2009. During the meeting on May 28, 2009, Hempstead orally rendered its opinion to the Merger Committee, that, as of that date and subject to the assumptions, qualifications and limitations set forth in its written opinion, the terms of the Merger were fair, from a financial point of view, to our stockholders. The Merger Committee then unanimously agreed to recommend the Merger, Merger Agreement and the related documentation and the Plan of Dissolution to our board of directors.

On May 29, 2009, we held a meeting of our board of directors to review the terms of the Plan of Dissolution, the Merger and related documents and to consider approval of the Plan of Dissolution and the Merger Agreement. Our outside counsel, Goodwin Procter, reviewed the board of directors’ fiduciary duties in connection with the proposed transactions and description of the transactions. Our management reviewed with our board of directors the strategic benefits of the transactions, and the financial analyses prepared in connection with the fairness opinion. Hempstead confirmed that it had rendered its written opinion to the Merger Committee that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the total merger consideration was fair, from a financial point of view, to our stockholders. The Merger Committee reviewed with our board of directors the process undertaken and alternatives to the proposed Merger. The Merger Committee recommended the Plan of Dissolution, the Merger Agreement and the related documentation to our board of directors. Our board of directors the unanimously approved the Plan of Dissolution and the Merger Agreement and authorized our management to execute the Merger Agreement and related documentation. Our board of directors also authorized our management to make such changes to the transaction documentation as they may deem necessary or appropriate with the advice of our legal counsel.

On June 1, 2009, we issued a press release announcing the approval by our board of directors of the Plan of Dissolution and the execution of the Merger Agreement.

On September 22, 2009, the parties executed an amended and restated Merger Agreement, which, in part, reflected the internal restructurings of Convera and Firstlight, which are described in this Information Statement, and provided Convera with indemnification rights for any amounts that may be owed to Brett Campbell Bailey or any affiliated entity.

Subsequent to September 22, 2009 the parties have been working together to consummate the Merger and developing certain business opportunities together.

Material Provisions of The Plan of Dissolution

The following is a summary of the material provisions of the Plan of Dissolution. A copy of the Plan of Dissolution is attached to this Information Statement as Annex A. This summary is not complete and is qualified in its entirety by reference to the Plan of Dissolution. The Plan of Dissolution provides for our complete dissolution and liquidation in accordance with the requirements of Delaware law and the Internal Revenue Code of 1986, as amended. We urge you to read the Plan of Dissolution for a more complete description of its terms and conditions.

General

In connection with the Plan of Dissolution, we expect that we will file a certificate of dissolution with the Secretary of State of the State of Delaware on or shortly after twenty (20) days after the mailing of this Information Statement to our stockholders. Under the Plan of Dissolution, we will take the following actions at such times as our board of directors, in its absolute discretion, deems necessary, appropriate or advisable:

•	file a certificate of dissolution with the Secretary of State of the State of Delaware;
•	cease conducting normal business operations, except as may be required to sell or convert its assets into cash or other distributable forms and wind-up its business affairs;
•	take all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL;
•	pay or make reasonable provision for payment of our liabilities and obligations, including setting aside a contingency reserve, consisting of cash or other assets that we believe to be adequate for payment of its known liabilities, as well as claims that are unknown or have not yet arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of our dissolution; and
•	negotiate and consummate the sale of or conversion into cash or other distributable forms, or distribute to stockholders, all of our assets and properties, and all remaining properties, assets and funds to our stockholders or to liquidating trusts pursuant to the Plan of Dissolution and the DGCL within three years of the Consent Date.

Pursuant to the Plan of Dissolution, we will be liquidated as follows: after payment or provision for all of our known, unascertained or contingent debts, obligations and liabilities (including costs and expenses incurred and anticipated to be incurred in connection with the Merger and sale or conversion of our remaining assets into cash or other distributable forms and our complete liquidation), payment or distributions will be made to the holders of our Class A Common Stock in accordance with their respective number of shares then held of record. In the event distributions have not occurred prior to the third anniversary of the Consent Date, our remaining assets will be transferred to one or more liquidating trusts (although our remaining assets may be transferred to one or more liquidating trusts prior to such time).

Following the filing of our Certificate of Dissolution, we will cease conducting normal business operations, except as may be required to wind-up our business affairs and to proceed with the dissolution and liquidation. We will continue our corporate existence solely for the purpose of engaging in activities appropriate for or consistent with the winding-up and liquidation of our business and affairs and preserving the value of our remaining assets until they are sold, converted into cash or other distributable forms or distributed to our stockholders in the liquidation. Following dissolution, we will not be authorized to engage in any business activities other than those related to the winding-up of our affairs and preserving the value of its remaining assets as described above, thus limiting its exposure for business activities unrelated to the liquidation of its assets and the winding-up of its business. We will continue to actively prosecute and defend all material litigation matters affecting us and our subsidiaries.

The Plan of Dissolution provides that our board of directors will take all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL. These procedures require, among other things, for us to:

•	pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims, known to us;
•	make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of any pending action, suit or proceeding to which we are a party; and
•	make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to us or that have not arisen but that, based on the facts known to us, are likely to arise or to become known within ten years after the date of our dissolution.

Notwithstanding these provisions, the Plan of Dissolution also provides that our board of directors may proceed with our dissolution and liquidation in accordance with any applicable provision of the DGCL, including, without limitation, Sections 280 and 281(a) thereof. Although we currently intend to follow the dissolution procedures of Section 281(b) of the DGCL, our board of directors may, at its option, instruct our officers to follow the procedures set forth in Sections 280 and 281(a) of the DGCL instead of those set forth in Section 281(b) of the DGCL. If our board of directors should so instruct our officers, they would, in accordance with Sections 280 and 281(a) of the DGCL, publish and deliver notice of dissolution to potential claimants, settle claims and post security as ordered by the Delaware Court of Chancery.

The adoption of the Plan of Dissolution by our stockholders constitutes full and complete authority for our board of directors and our officers, without further action by our stockholders, to do and perform any and all acts, and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that our board of directors or such officers deem necessary, appropriate or advisable: (i) to dissolve us in accordance with the laws of the State of Delaware and cause our withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver all of our assets and properties or otherwise convert them into cash or other distributable forms; (iii) to satisfy or provide for the satisfaction of our obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute any of our properties and assets and all remaining funds pro rata to our stockholders. We will also manage the line of credit we issued to VSW upon the closing of the Merger.

We expect to file our Certificate of Dissolution on or shortly after twenty (20) days subsequent to the mailing of this Information Statement to our stockholders. We expect the dissolution to become effective, in accordance with the DGCL, immediately upon proper filing of the Certificate of Dissolution. Pursuant to the DGCL, we will continue to exist for three years after effectiveness of the dissolution, or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against us, and enabling us gradually to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our stockholders any remaining assets, but not for the purpose of continuing the business for which we were organized or any other business. Any legal action existing or commenced by or against us during the three-year dissolution period will not terminate by reason of the expiration of the period.

We expect that our board of directors will be comprised of three directors upon the effectiveness of the election of the three directors as disclosed in “ELECTION OF DIRECTORS” on page 35, until the due election of their successors, and as disclosed in “INTEREST OF CERTAIN PERSONS IN THE MERGER” on page 24, Mr. Matthew Jones, our CFO, will continue to serve as of our sole officer.

Abandonment or Amendment

Under the Plan of Dissolution, if for any reason our board of directors determines that such action would be in our best interests, it may amend, modify or abandon the Plan of Dissolution and all actions contemplated thereunder, including our proposed dissolution, notwithstanding approval by our stockholders of the Plan of Dissolution, to the extent permitted by the DGCL; provided, however, that our board of directors may not abandon the Plan of Dissolution following the filing of our Certificate of Dissolution without first obtaining consent from our stockholders.

Liquidation Distributions

Our board of directors will determine, in its sole discretion and in accordance with applicable law, the timing, amount and nature of, and the record dates for, distributions, if any, in cash or other distributable forms, that we will make to our stockholders pursuant to the Plan of Dissolution.

Liquidating distributions will be made to our stockholders of record, at the close of business on the date of filing of our certificate of dissolution with the Secretary of State of the State of Delaware, pro rata to holders of our Class A Common Stock in accordance with the respective number of shares then held of record by them; provided that in the opinion of our board of directors adequate provision has been made for the payment, satisfaction and discharge of all our known, unascertained or contingent debts, obligations and liabilities (including costs and expenses incurred and anticipated to be incurred in connection with the sale of our assets and our complete liquidation).

Liquidation distributions will be made in cash or in kind, including in stock of, or ownership interests in, our subsidiaries and other assets. Such distributions may occur in a single distribution or in a series of distributions, in such amounts and at such time or times as our board of directors, in its absolute discretion, and in accordance with Section 281 of the DGCL, may determine. Our Plan of Dissolution provides however that we must complete the distribution of all of our properties and assets to stockholders or to liquidating trusts as provided below as soon as practicable following the filing of our Certificate of Dissolution and in any event on or prior to the third anniversary of the Consent Date (the “Final Distribution Date”).

If and to the extent deemed necessary, appropriate or desirable by our board of directors in its absolute discretion, we may establish and set aside as a Contingency Reserve a reasonable amount of cash and/or property to satisfy claims against us and other of our obligations, including, without limitations, (i) tax obligations, (ii) all expenses of the sale of our property and assets, (iii) the salary, fees and expenses of members of our board of directors, management and employees, (iv) expenses for the collection and defense of our property and assets, (v) legal fees and expenses and other brokerage fees, agency and other fees of professionals retained to provide services to us, and indemnification of our officers, directors and employees and (vi) all other expenses related to our dissolution and liquidation and the winding-up of our affairs.

The amount available for distribution, if any, will depend principally upon the amount of our cash after satisfaction of all liabilities, the value of our non-cash assets and the amount of our existing and unknown claims and obligations.

Because of uncertainties concerning the ultimate net value of our non-cash assets and the amount of any unknown claims and obligations we may incur, we cannot currently predict the aggregate net value of assets that may be available for distribution, in cash or other distributable forms, to our stockholders.

Sales of Our Assets

The Plan of Dissolution gives our board of directors the authority to sell or convert all of our properties and assets into cash or other distributable forms. Other than cash, we expect to own the stock of VSW and certain intellectual property unrelated to our search business. If the Merger is consummated, we may distribute our shares in VSW; provided that such distribution will occur no earlier than one year after closing of the Merger and will be subject to securities laws and other terms under the Merger Agreement or we may elect to sell such shares. In addition, we will attempt to sell our intellectual property as well and distribute resulting proceeds to our stockholders. Approval of the Plan of Dissolution constitutes stockholder approval of any and all such sales or conversions into cash or other distributable forms and we do not anticipate that we will require any further stockholder vote with respect to the approval of the specific terms of any particular asset sale or conversion into cash or other distributable forms approved by our board of directors. We may conduct sales or conversions into cash or other distributable forms by any means, including by competitive bidding or private negotiations. There are no assurances that we can sell any remaining assets and the value of such assets is uncertain.

Our sale or conversion of an appreciated asset into cash or other distributable forms will result in the recognition of taxable gain to the extent that the fair market value of such asset exceeds our tax basis in such asset. We believe that we have sufficient useable net operating losses to offset substantially all of the income or gain that could be recognized by us for regular US federal income tax purposes, although there can be no assurance in this regard. However, we do anticipate being subject to the alternative minimum tax and state tax liabilities, among others.

Our Conduct Following Adoption of the Plan of Dissolution

Following our the filing of our Certificate of Dissolution, our activities will be limited to winding-up our affairs, taking such actions as we believe may be necessary, appropriate, or desirable to preserve the value of our assets, and distributing our assets in accordance with the Plan of Dissolution. We will seek to distribute or liquidate all of our assets in such manner and upon such terms as our board of directors determines to be in the best interests of our stockholders. Following the filing of our Certificate of Dissolution, we will cease conducting normal business operations, except as may be required to wind-up our business affairs and to proceed with the dissolution and liquidation. We will continue our corporate existence solely for the purpose of engaging in activities appropriate for or consistent with the winding-up and liquidation of our business and affairs and preserving the value of our remaining assets until they are sold, converted into cash or other distributable forms or distributed to stockholders in the liquidation. Following the filing of our Certificate of Dissolution, we will not be authorized to engage in any business activities other than those related to the winding-up of our affairs and preserving the value of our remaining assets as described above, thus limiting its exposure for business activities unrelated to our liquidation or conversion of our assets into cash or other distributable forms and the winding-up of our business. We will continue to actively prosecute and defend all material litigation matters affecting us and our subsidiaries.

Following the filing of our Certificate of Dissolution, our directors, officers and any employees will receive compensation for the duties that each of them performs from time to time as determined by our board of directors and we will continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation and Bylaws, as amended and/or restated, and any contractual arrangements for actions taken in connection with the Plan of Dissolution and the winding-up of our affairs. Our obligation to indemnify such persons may be satisfied out of our remaining assets or the assets of any liquidating trust. Our board of directors and the trustees of any liquidating trust described below may obtain and maintain such insurance as they believe may be necessary, appropriate, or advisable to cover our indemnification obligations under the Plan of Dissolution, including, without limitation, directors’ and officers’ liability insurance.

We are in the process of implementing compensation arrangements with certain of our employees, including one member of our senior management.

Contingency Reserve

Under the DGCL, we generally are required, in connection with our dissolution, to pay or make reasonable provision for payment of our liabilities and obligations, if any. Following our dissolution, we will pay all expenses and fixed and other known liabilities, or set aside a Contingency Reserve, consisting of cash or other assets that we believe to be adequate for payment of those known liabilities, as well as claims that are unknown or have not yet arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of our dissolution. The Contingency Reserve is set at $3,000,000 in cash, including a $1,350,000 reserve to cover potential liabilities under the indemnification provisions of the Merger Agreement.

Although the board believes such Contingency Reserve is adequate for payment of our known and unknown liabilities, the Contingency Reserve may not be sufficient to satisfy all of our obligations, expenses and liabilities due to the uncertainty of the unknown obligations, in which case a creditor could bring a claim against one or more of our stockholders for each such stockholder’s pro rata portion of the claim, up to the total amount distributed by us to that stockholder pursuant to the Plan of Dissolution. Commencing with the time of our initial distribution, from time to time we expect to distribute to our stockholders any portion of such Contingency Reserve that our board of directors deems no longer to be required.

Liquidating Trusts

If deemed necessary or advisable, our board of directors for any reason, may, from time to time, transfer any of our properties or assets to one or more liquidating trusts established for the benefit of our stockholders, which properties or assets would thereafter be sold or distributed on terms approved by the liquidating trustees (as defined below) of such trusts; provided that listed stocks or securities, readily-marketable assets, operating assets of a going business, unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, and general or limited partnership interest (the “Excluded Assets”) will not be transferred to a liquidating trust and will instead be sold or distributed to our stockholders. The purpose of any such liquidating trust would be to serve as a temporary repository for the trust property prior to its disposition or distribution to our stockholders, to distribute or sell such property on terms satisfactory to the liquidating trustees, and to distribute to our stockholders any net proceeds of such sale after paying any liabilities assumed by the trust. Our board of directors may determine to transfer assets to a liquidating trust in circumstances where the nature of an asset is not susceptible to distribution (for example, interests in intangibles) or where our board of directors determines that it would not be in our best interests or in the best interests of our stockholders for such assets to be distributed directly to our stockholders. Our board of directors may amend these provisions of our Plan of Dissolution without approval by our stockholders.

In addition, in the event we have not completed the distribution of our assets and properties to our stockholders on or prior to the Final Distribution Date, all our remaining monies, properties, and assets and all interests therein (including any contingency reserve but excluding any Excluded Assets which will be sold or distributed to our stockholders no later than on the Final Distribution Date) will be transferred to one or more liquidating trusts, that will exist for the principal purpose of liquidating and distributing the assets and properties transferred to them, and for the sole benefit of our stockholders. Notwithstanding the foregoing, to the extent that a distribution or transfer of any asset or property cannot be effected without the consent of a governmental authority, no such distribution or transfer will be effected without such consent. Any liquidating trust(s) acquiring all of our unsold assets will assume all of our liabilities and obligations as well and will be obligated to pay any expenses and liabilities that remain unsatisfied. If the Contingency Reserve transferred to a liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust’s other unsold assets.

The liquidating trusts will be established pursuant to trust agreements to be entered into with one or more directors, officers or third party individuals or entities appointed by our board of directors to act as trustees thereunder (the “liquidating trustees”), in a form approved by our board of directors. Under a liquidating trust, property is transferred to one or more liquidating trustees, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the applicable liquidating trust agreement. Immediately thereafter interests in the liquidating trust are distributed to our stockholders. Liquidating trustees, in their capacity as trustee, will assume all of our obligations and liabilities with respect to the transferred assets, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities relating to these transferred assets, and any such conveyances to the liquidating trustees will be in trust for our stockholders. The transfer to the liquidating trust and distribution of interests therein to our stockholders will enable us to divest ourselves of the trust property and permit our stockholders to enjoy the economic benefits of ownership of such property. We anticipate that the interests would be evidenced only by the records of the liquidating trust, that there would be no certificates or other tangible evidence of such interests, and that no holder of our stock would be required to pay any cash or other consideration for the interests to be received in the distribution, subject to the surrender of stock certificates. Such interests in any liquidating trust will not be transferable other than by will, intestate succession or operation of law.

Upon the determination by the liquidating trustee(s) of such trust that all of the trust’s liabilities have been satisfied, but in any event, not more than three years from the date of its creation, such liquidating trust will, to the fullest extent permitted by law, make a final distribution of any remaining assets to the holders of the beneficial interests of the trust.

The adoption of the Plan of Dissolution by our stockholders constitutes full and complete stockholder approval of the appointment of the liquidating trustees, the execution of liquidating trust agreements and the transfer of our assets to the liquidating trusts. We have no present plans to use any liquidating trusts. However, our board of directors believes the flexibility provided by the Plan of Dissolution with respect to the liquidating trusts to be necessary, advisable, and appropriate.

Potential Liability of Stockholders

Under the DGCL, in the event we fail to create an adequate Contingency Reserve, or should such Contingency Reserve and the assets held by any liquidating trust be insufficient to satisfy the aggregate amount ultimately found payable in respect of our expenses and liabilities, each stockholder could be held liable for amounts due creditors to the extent of amounts that such stockholder received from us and from any liquidating trust under the Plan of Dissolution. Each stockholder’s exposure to liability is limited to his, her, or its pro rata portion of the amounts due each creditor in the event we create an inadequate Contingency Reserve.

If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the Contingency Reserve and the assets of any liquidating trust, a creditor could seek an injunction against us to prevent us from making distributions under the Plan of Dissolution. Any such action could delay and substantially diminish cash distributions to our stockholders.

In addition, each stockholder will be deemed to have received a liquidating distribution from us equal to such stockholder’s pro rata share of the value of the net assets distributed to any liquidating trust that is treated as a grantor trust for tax purposes. Therefore, the distribution could result in tax liability to our stockholders as interest holders without a distribution of cash or other liquid assets or other means of realizing the value of such interests in order to provide funds to pay such taxes. Also, our stockholders, as the deemed owners of the liquidating trust, would be taxed on their respective pro rata shares of any income earned by the liquidating trust. See “Certain US Federal Income Tax Considerations” below.

Final Record Date

We intend to discontinue recording transfers of our stock on the date on which we file our certificate of dissolution with the Secretary of State of the State of Delaware. This filing is expected to occur on or shortly after twenty (20) days after the mailing of this Information Statement to our stockholders. After this time, there will be no further trading of our stock on the NASDAQ Global Market or otherwise and we will not record any further transfers of our stock on our books except by will, intestate succession, or operation of law. After the date of filing of our certificate of dissolution with the Secretary of State of the State of Delaware, we will not issue any new stock certificates, other than in connection with such permitted transfers or as replacement certificates. All liquidation distributions on or after the date of filing of our Certificate of Dissolution made by us or by a liquidating trust will be made to our stockholders according to their holdings of our stock as of the date of filing of our Certificate of Dissolution with the Secretary of State of the State of Delaware.

Our stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, any distributions otherwise payable by us or a liquidating trust to our stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder’s certificate(s) evidencing his, her, or its stock has been lost, stolen, or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft, or destruction, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

Trading of Interests in any Liquidating Trust

Interests in a liquidating trust that may be distributed to our stockholders will not be transferable other than by will, intestate succession or operation of law. Any liquidating trust may be required to comply with the periodic reporting and proxy requirements of the Exchange Act.

As our stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any liquidating trust which is treated as a grantor trust for tax purposes, the distribution of non-transferable interests could result in tax liability to the interest holders, even though such holders will not readily be able to realize the value of such interests to pay such taxes or otherwise. See “Certain US Federal Income Tax Considerations” on page 31.

Treatment of Stock Options

We intend to discontinue recording transfers of our stock on the date on which we file our Certificate of Dissolution. This filing is expected to occur on or shortly after twenty (20) days after the mailing of this Information Statement to stockholders. After the filing of the Certificate of Dissolution, shares of our stock will no longer be issuable upon exercise of outstanding options.

Payment of Expenses

In the discretion of our board of directors, we may pay brokerage, agency, professional and other fees and expenses to any person rendering services to us in connection with the collection, sale, exchange or other disposition or conversion of our property and assets into cash or other distributable forms and the implementation of the Plan of Dissolution.

Reporting Obligations

We are currently obligated to comply with the applicable reporting requirements of the Exchange Act. We intend to continue filing reports with the SEC under the Exchange Act during the liquidation process for so long as we are required to do so.

Material Provisions of the Merger Agreement

The following is a summary of the material provisions of the Merger Agreement. A copy of the Merger Agreement, as amended and restated, is attached to this Information Statement as Annex B. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement. We urge you to read the Merger Agreement for a more complete description of its terms and conditions.

Parties

The parties to the Merger Agreement are Convera, B2B, Technologies, Firstlight, VSW, VSW1 and VSW2.

General

Pursuant to the Merger Agreement, B2B and Technologies will each merge with and into VSW 2, which will be a direct wholly-owned subsidiary of VSW 1, which will, in turn, be wholly-owned by VSW prior to the closing of the Merger. Firstlight will be a wholly-owned subsidiary of VSW 2. VSW 2 will be the surviving corporation after the Merger. Upon the effectiveness of the Merger, each share of B2B’s common stock and 1/1,000th of the entire limited liability membership interest of Technologies will become 50 shares of VSW common stock, and each share of VSW common stock will remain as one share of VSW common stock. As a result of such share conversion, we will own 33.3% and the record owners of VSW immediately prior to the effectiveness of the Merger will own 66.7% of the total outstanding common stock of VSW, subject to certain adjustments as described below. We may distribute to our stockholders sometime after the one-year anniversary of the closing of the Merger any VSW stock we own as a result of the Merger; however, we reserve the above absolute right to sell such stock and distribute the net proceeds of the sale to our stockholders. As of the date of this Information Statement, we are not able to predict the amount of consideration to be received by our stockholders as a result of the dissolution and the Merger or the timing of such distribution.

Prior to the closing of the Merger, we will undergo an internal restructuring, whereby we, and certain of our subsidiaries, other than Technologies, will assign all of our operating business and business related assets other than Technologies, including, without limitation, internet-search related patents to B2B, and B2B will assume all of our liabilities and the liabilities of certain of our subsidiaries, other than Technologies. B2B will indemnify us with respect to such assumed liabilities. In addition, we will assign up to $3,000,000 cash to Technologies, subject to certain adjustments as described below.

Pursuant to the Merger Agreement, the $3,000,000 cash to be assigned by us to Technologies is subject to reduction on a dollar-for-dollar basis by an agreed upon daily amount for delays in the closing beyond July 29, 2009, which was 60 days after the Merger Agreement was signed, with specified exceptions. As of the date of this Information Statement, the cash funding has been reduced to approximately $1,866,000. In addition, we will provide VSW with a $1,000,000 Line of Credit, which is convertible into VSW common stock (the “Credit Line”). VSW will be entitled to draw down the Credit Line in whole or in part, for a six-month period following the closing date of the Merger. Any portion of the Credit Line drawn down by VSW will accrue a 10% annual interest and will become due and payable by VSW upon the first anniversary of the closing date of the Merger. We have the right to convert all or any portion of the draw-down amount into VSW common stock anytime before its repayment in full. The full draw-down and full conversion of the Credit Line will result in an increase of our ownership in VSW to 42.5% of the total outstanding VSW common stock. If we elect to convert less than the entire amount, VSW will issue shares to us equal to 0.0000092% of the total outstanding VSW common stock at closing for each dollar of the Credit Line that we elect to convert.

Since the Plan of Dissolution was approved by our stockholders, the Merger does not require a separate approval of our stockholders because Delaware law allows our board of directors to transfer substantially all of our assets and authorize the closing of the Merger as a way of disposing our assets in accordance with the Plan of Dissolution and Delaware law. The closing of the Merger is subject to customary closing conditions, including, without limitation, (i) receipt of all the required third party consents and approvals, if any, and (ii) completion of a satisfactory audit of the financial statements of VSW. The parties have the right to terminate the Merger Agreement in the event that the transaction does not close on or before October 31, 2009.

Representations and Warranties

Articles III and IV of the Merger Agreement contain reciprocal representations and warranties customary for transactions of this nature and most representations and warranties will survive for a period of six months after the closing of the Merger. Convera, B2B and Technologies on one side, and Firstlight, VSW, VSW1 and VSW2 on the other side, are jointly and severally responsible for the representations and warranties. The VSW entities further represent that all the indebtednesses, if any, from a shareholder of or otherwise an affiliate to VSW or any of its subsidiaries have been converted into equity of VSW or any of its subsidiaries, as the case may be, and each of VSW and its subsidiaries is free of such indebtedness. The Merger Agreement contemplates a mutual indemnification provision, which will expire six months after the consummation of the Merger and is capped at $1,350,000. We are required to keep $3,000,000 in reserve for a period of six months for any potential indemnification claim.

Covenants

Articles V and VI of the Merger Agreement also contains a number of covenants that may affect us, which relate to the conduct of the parties to the Merger Agreement prior to closing, including, without limitation to:

•	From the execution date of the Merger Agreement until the time at which point the Merger is consummated, unless consented to or approved in writing by all parties, each party and its subsidiaries should conduct the business in the ordinary course and in accordance, in all material respects, with their respective past policies and procedures and in compliance in all material respects with all applicable laws and regulations. Each party and its subsidiaries should use reasonable best efforts to preserve substantially intact the business organization of such party and its subsidiaries, to preserve the services of the current officers, employees and consultants and to preserve the present relationship of such party and its subsidiaries and customers, suppliers and other persons which it has significant business relationship.
•	Prior to the effective time of the Merger, VSW is required to enter into an employment agreement with our key employees and Firstlight’s key employees, and reach employment arrangements with other employees of ours and Firstlight, with such terms and conditions to be agreed upon by the parties prior to the closing, such agreements and arrangements to be effective at the effective time.
•	Employees of each party of their subsidiaries who continue in the employ of VSW or any subsidiaries of VSW after the effective time of the Merger should be eligible for participation in VSW’s employee stock option plan established from time to time.
•	Following the effective time of the Merger, VSW and its subsidiaries should at their own costs, timely prepare and provide us with all information, forms, reports and other documents required or needed by us so we can timely file or furnish all reports and documents with the SEC and our stockholders.

•	No party may directly or indirectly solicit any other acquisition inquiries or proposals, except that our board of directors may determine in good faith that it is required to do so in order to comply with its fiduciary duties to our stockholders, in response to an unsolicited superior proposal.

We may not distribute shares of VSW common stock to our stockholders prior to the one year anniversary of the closing of the Merger, which distribution can be made only in accordance with securities laws and subsequent to 45 day prior written notice to VSW. Upon receipt of such notice, VSW is required to use its best efforts to prepare and file, at its own cost, a registration statement on Form 10 with the SEC prior to the date of such distribution, registering VSW’s common stock under the Exchange Act and to cause such common stock to be listed on the NASDAQ Global Market or such other exchange as approved by us.

It should be noted that although VSW is required to use its best efforts to register and list its common stock before such shares are distributed to our stockholders, there can be no assurance that such registration and listing will be completed and no certainty when the registration and listing will become effective, if ever. As a result, our stockholders may be required under securities laws to hold their shares of VSW common stock for an indefinite period of time as “restricted securities” within the meaning of Rule 144 under the Securities Act. Please see “Risk Factors” regarding the risks relating to restricted securities on page 8.

Conditions to the Merger

Under Article VII of the Merger Agreement, the obligations of each party to consummate the Merger is subject to customary closing conditions, including, without limitation to:

•	our receipt of a fairness opinion, which we have already received as described in this Information Statement;
•	receipt of all the required third party consents and approvals;
•	execution and delivery of employment agreements with VSW by certain key employees of Convera, Firstlight and their respective subsidiaries;
•	completion of the audit of the financial statements of VSW and there is no material adverse difference between the audited and unaudited financial statements, other than the differences caused by GAAP adjustments, conversion into accrual basis or consolidation;
•	no material adverse effect on any of the parties; and
•	our grant of a royalty free, use license on video patents to Firstlight, so long as such license will not materially reduce the value of the patents to us.

Termination

Article VIII of the Merger Agreement sets forth the rights of each party to terminate the Merger Agreement under certain circumstances, including, without limitation, termination by any non-breaching party if the transaction has not closed by October 31, 2009. The parties have not exercised their rights as of the date of this information statement.

Regulatory Approval

No regulatory approval is required for the Plan of Dissolution, the Merger, the amendment to our Certificate of Incorporation or the election of directors.

Interest of Certain Persons in the Merger

In connection with the Merger, we modified the severance provision of our employment agreement with Patrick Condo, our President and CEO. On May 29, 2009, we entered into a transition agreement with Mr. Condo, pursuant to which Mr. Condo will transition employment from us to B2B. In accordance with such agreement, we will pay Mr. Condo, among other benefits, an aggregate amount of $480,000 in cash in a lump sum on the 30th day after the closing of the Merger, provided that Mr. Condo has signed and delivered a general release in favor of us and the release has become effective. All of Mr. Condo’s stock options will vest on the effective date of the Merger, and Mr. Condo may exercise vested stock options for a period of 90 days after the Merger. We will not grant Mr. Condo any stock options going forward. Mr. Condo has previously entered into an employment agreement with us on October 26, 2005, under which Mr. Condo would be entitled to, among other benefits, a severance payment equal to 18 months of his current regular base salary and bonus paid out over our regular payroll schedule following the effective date of his employment termination. Upon the completion of the Merger, Mr. Condo’s previous employment agreement will be superseded by such transition agreement. Mr. Condo will not resign from his positions with us until the closing of the Merger.

In connection with the Merger, we also plan on entering into a transition agreement with Matthew Jones, our CFO, which is intended to supersede the existing employment agreement we entered into with Mr. Jones on December 6, 2006.

VSW plans on entering into employment agreements with all of our employees who will be employed by VSW after the Merger, including Mr. Condo and Mr. Jones, effective upon the closing of the Merger.

In addition, pursuant to the Merger Agreement, one of our current directors, Mr. Carl Rickertsen, will be elected as a director of VSW.

As a result, these persons may each have a direct material interest in the Merger that may diverge from the interests of our stockholders.

A copy of the above described transition agreement with Mr. Condo is attached as Annex D to this Information Statement and is incorporated herein by reference. The above description of the terms and conditions of the transition agreement is merely a summary of the agreement and is modified and supplemented by such reference. Please see “WHERE TO OBTAIN MORE INFORMATION” for information on how to obtain a copy of such agreement.

Fairness Opinion

Hempstead was engaged by the Merger Committee of our board of directors to provide an opinion as to the fairness to our stockholders, from a financial point of view, of the cash consideration and VSW common stock proposed to be paid to our stockholders in connection with the Merger Agreement.

Hempstead has been a financial consulting firm for approximately 30 years. It has provided companies in various industries with corporate valuations, fairness opinions and other financial advisory services. Hempstead had no prior relationship with Convera or Firstlight; Hempstead’s engagement is limited to the fairness opinion and it has not and will not provide other financial advisory services relating to the Merger. The financial advisory fee paid to Hempstead is $25,000 plus expenses and is not contingent upon the completion of the Merger nor does Hempstead have any other financial interest in the Merger.

Hempstead was engaged by the Merger Committee of our board of directors on April 17, 2009 to provide the fairness opinion. A preliminary conference call to discuss the engagement occurred in mid-April 2009 between Hempstead and Mr. Stephen Davis of Goodwin Procter LLP, counsel to Convera. Hempstead also had a conference call with Patrick Condo, our CEO, Matthew Jones, our CFO, and Mr. Davis on April 23, 2009 to discuss the nature of the engagement, the transaction structure, the rationale for the Merger, information about Convera and other related topics. On May 7, 2009, Hempstead met Mr. Condo, Mr. Davis, Colin Jeavons, CEO of Firstlight, and Nicolas Kittoe, a director representative of Firstlight at the offices of Goodwin Procter to further discuss the transaction structure, company information and other relevant topics. Hempstead also had numerous telephone conversations throughout the period of its engagement with Jeffrey White, Chairman of our Merger Committee, Mr. Condo and Mr. Jones relating to financial and other data. On May 27, 2009, Hempstead had preliminary discussions with, and made a presentation to, the Merger Committee. Such discussions continued on May 28, 2009 and May 29, 2009. During the meeting on May 28, 2009, Hempstead orally rendered its opinion to the Merger Committee, that, as of that date and subject to the assumptions, qualifications and limitations set forth in its written opinion, the terms of the Merger were fair, from a financial point of view, to our stockholders.

The three basic components to Hempstead’s fairness analysis were examination of (i) the value that our stockholders will receive as a consequence of the Merger, in the form of a cash distribution and VSW stock (ii) the relative fairness of our contribution to VSW in exchange for one-third of the common stock of VSW, and (iii) the value that our stockholders give up as a result of the Merger, in the form of our common stock.

Value to be Received by Our Stockholders

In connection with the Merger, our stockholders will receive cash, plus a pro-rata share of an aggregate of one-third of the common stock of VSW.

At the time that Hempstead rendered its fairness opinion, and assuming a mid-2009 closing, our management estimated that our residual cash, after transfer of all of the operating assets and $3,000,000 in cash at closing of the Merger, drawn-down portion of the $1,000,000 line of credit, and various wind-down activities, would be approximately $14,000,000.

The present value of this cash distribution, assuming a discount rate of 10%, is estimated at $0.26 per share. The calculation was performed as follows:

($ in 000)	Cash Balance	Closing	6-Months	12-Months
Cash Remaining in Convera	$14,000	$10,000	$2,000	$2,000
Discount Interval		0	0.5	1
Present Value (PV) Factor @ 10%		1.0000	0.9535	0.9091
PV of Cash Distribution		10,000	1,907	1,818
Total PV of Cash Distribution		$13,725
Shares Outstanding (Fully-Diluted)		53,501
Present Value of Cash Per-Share		$0.26

Hempstead assessed the value indication associated with a one-third equity interest in VSW based upon the discounted cash flows methodology. Specifically, under a discounted cash flows methodology, the value of a company’s stock is determined by discounting to present value the expected returns that accrue to holders of such equity. Projected cash flows for VSW were based upon projected financial data prepared by our management. Estimated cash flows to equity holders were discounted to present value based upon a range of discount rates, from 25% to 35%. This range of discount rates is reflective of the required rates of return on later-stage venture capital investments. The resultant value indications for the VSW component of the transaction, on a per-Convera share basis, are as follows:

Newco Discounted Cash Flows Analysis
Fiscal Year Ended January 31,		2010	2011	2012	2013	2014	Terminal
Equity Net Cash Flow		$(2,765)	1,688	$3,496	$8,280	$13,934	$9,554
Partial Period Adjustment		$(1,843)
Discount Interval		0.333	1.167	2.167	3.167	4.167
Present Value Factor @ 30%		0.92	0.74	0.57	0.44	0.34
PV of Equity Net Cash Flow		(1,689)	1,243	1,980	3,607	4,670
PV of Discrete Period		9,812
Terminal Cash Flow	9,554
Terminal Multiple: 1/ (.30 – .05)	4
Terminal Value	38,216
PV Factor	0.34
Present Value of Terminal Value		12,808
Aggregate Equity Value		22,620		Discount Rate	Per-Share Value
33.3% of Aggregate Equity Value		7,540
Convera Shares Outstanding		53,501		25%	$0.19
				30%	$0.14
VSW Value Per Convera Share		$0.14		35%	$0.11

Based upon the above analyses, the value indications for the cash and VSW stock to be received by our stockholders in exchange for their current Convera shares are within a range of $0.37 to $0.45 per Convera share.

Analysis of Relative Fairness

We will contribute $3,000,000 in cash and our search technology for one-third of the outstanding stock of VSW. We have a history of unprofitable operations and the market has not widely accepted our vertical search technology. Our stock price is roughly equivalent to our cash balance, net of liabilities thereby indicating only a de minimis or speculative value to its technology assets. Firstlight will contribute its operating business with experience in online advertising and strategic partnerships, sales and marketing in exchange for two-thirds of the outstanding common stock of VSW. The Merger is anticipated to provide synergistic benefits to both Firstlight and us; however, Firstlight brings a revenue stream and a sales network which will absorb our operating losses in the front-end of the projection period. The synergistic value that we contribute to VSW is anticipated to be realized in the intermediate to longer-term (back-end of the projection period). Firstlight’s contribution will facilitate VSW’s growth in the early periods.

For the calendar year ended December 31, 2008, Firstlight generated approximately $8,500,000 of advertising sales that were subject to revenue sharing arrangements with customers. Firstlight’s share of the revenue earned in 2008 was $2,207,000. Firstlight employed approximately four salespeople in 2008. It is anticipated that this will double to eight salespeople in 2009, with additional salespeople being added in subsequent years. Actual results of Firstlight’s operations for January through March 2009 indicate net revenues of approximately $1,000,000 and positive cash flow.

On a stand-alone basis, Hempstead estimated Firstlight’s value in the range of $10,300,000 to $15,800,000. This range of values was derived utilizing discounted cash flows methodology based upon projected cash flows for Firstlight on a stand-alone basis (assuming the transaction did not occur) and discount rates in the range of $25% to 35%. The low end of this indicated valuation range is in excess of $6,000,000. The calculation is shown following:

Firstlight Discounted Cash Flows Analysis
Fiscal Year Ended January 31,		2010	2011	2012	2013	2014	Terminal
Equity Net Cash Flow		1,776	$2,498	$1,894	$3,157	$3,717	$4,359
Partial Period Adjustment		$1,184
Discount Interval		0.333	1.167	2.167	3.167	4.167
Present Value Factor @ 30%		0.92	0.74	0.57	0.44	0.34
PV of Equity Net Cash Flow		1,085	1,839	1,073	1,376	1,246
PV of Discrete Period		6,618
Terminal Cash Flow	4,359
Terminal Multiple: 1/ (.30 – .05)	4
Terminal Value	17,435			Discount Rate	Equity Value
PV Factor	0.34
Present Value of Terminal Value		5,843		25%	$15,817
				30%	$12,461
Aggregate Equity Value		$12,461		35%	$10,266

The estimated value of our contribution to VSW consists of $3,000,000 in cash plus search technology of speculative value, on a stand-alone basis. Discounted cash flow analysis of Firstlight projected cash flow indicates a stand-alone value in excess of $6,000,000. Since the relative value of our contributions is not in excess of one-third of the total stand-alone value of each entity, Hempstead opined that the conversion ratio is fair, from a financial point of view to our stockholders.

Value Given Up by Our Stockholders

In analyzing value indications for our common stock, on a stand-alone basis, Hempstead considered three approaches to value: market based, income based and asset based. These three approaches implied a range of value from $0.25 to $0.31 per share.

Market-Based Approach

Hempstead initially considered our actual stock price as quoted on the NASDAQ Global Market. From December 2008 to April 30, 2009, the adjusted monthly closing price of our common stock ranged from $0.16 to $0.26 per share. Average trading volume (average of daily volumes) ranged from 32,000 to 478,000 shares. Our stock price quoted on the NASDAQ Global Market as of the measurement date (May 21, 2009) was $0.31 per share.

In addition to the actual trading price of our stock on the NASDAQ Global Market, Hempstead considered valuation benchmarks developed via comparison to transactions involving the equity or assets of other companies. Market-based information was researched from two primary sources of pricing data:

•	market prices of publicly traded stocks (guideline public company method); and
•	comparative transaction data relating to the sale or purchase of companies in their entirety (transaction / M&A method).

Under the guideline public company method, Hempstead identified several companies which, in their judgment, provide a reasonable basis for comparison to the relevant investment characteristics of the subject company. Hoover’s online database was utilized to identify potential comparables. Primary search criteria were companies classified under the primary SIC codes 7371 and 7375 and companies identified by Hoover’s as being potential competitors. Results of this analysis are as follows:

Company Name	Ticker	Recent SEC Filing	Stock Price	Shares O.S.	MVE	Recent Book Value	Price / Book
Answers Corp.	ANSW	10Q – 3/09	6.86	7,876	54,031	5,245	10.30
Bridgeline Software, Inc.	BLSW	10Q – 3/09	1.59	11,133	17,701	19,127	0.93
Collexis Holdings, Inc.	CLXS	10Q – 12/2008	0.10	120,965	12,097	4,438	2.73
InfoSpace Inc.	INSP	10Q – 3/09	6.89	35,000	241,147	259,110	0.93
LookSmart, Ltd.	LOOK	10Q – 3/09	1.25	17,098	21,373	28,896	0.74
Progress Software Corp.	PRGS	10Q – 3/09	21.88	39,894	872,881	487,250	1.79
Vignette Corp.	VIGN	10Q – 3/09	12.07	23,826	287,576	264,136	1.09
						High	10.30
MVE: Market Value of Equity						Low	0.74
						Median	1.09
						Average	2.64

The transaction/M&A method is based upon the prices paid for comparable property in mergers and acquisitions. Sources of data are Pratt’s Stat’s Transaction Reports and custom transaction reports obtained from FactSet Mergerstat LLC. The results of the transaction/M&A method are shown following:

Announced	Seller	Buyer	Deal Size (Base Equity Price) ($mm)	Target Revenue LTM ($mm)	Target Net Income LTM ($mm)	Target Book Value ($mm)	Price to Book Value	Price to Revenue	30 Day Premium
6/27/2007	Web.com, Inc.	Website Pros, Inc.	119.1	$49.91	-$5.25	$17.20	6.9	2.4	46.31%
6/25/2007	NEON Communications Group, Inc.	RCN Corp.	252.8	71.8	-11.8	131.6	1.9	3.5	3.00%
5/18/2007	aQuantive, Inc.	Microsoft Corp.	5,373.6	492.6	60.6	275.3	19.5	10.9	137.58%
11/24/2008	Digital Fusion, Inc.	Kratos Defense & Security Solutions, Inc.	34.5	51.7	1.6	5.2	6.7	0.7	74.21%
9/17/2007	InfoSpace, Inc.	Idearc, Inc.	225.0	16.0	1.7	56.1	4.0	14.1
2/25/2008	Getty Images, Inc.	Hellman & Friedman LLC	2,028.1	233.2	23.9	123.9	16.4	8.7	33.54%
4/14/2008	Clayton Holdings, Inc.	Greenfield Partners LLC	133.1	118.4	-8.0	7.8	17.0	1.1	38.57%
12/17/2008	IA Global, Inc.	Golden Century Wealth Investment Ltd.	21.5	61.8	-2.2	12.8	3.3	0.7	233.33%
8/4/2008	PeopleSupport, Inc.	Essar Group	234.8	144.8	1.4	149.7	1.6	1.6	36.11%
4/27/2007	Arkona, Inc.	DealerTrack Holdings, Inc.	45.6	12.8	1.2	3.0	15.4	3.5	28.97%
9/3/2008	The Leadstream LLC	CornerWorld Corp.	3.7	3.7	-0.1	0.4	9.0	1.0
4/25/2007	Covansys Corp.	Computer Sciences Corp.	1,240.8	474.5	39.1	223.3	5.6	2.6	38.72%
2/7/2007	Keane, Inc.	Citigroup Venture Capital International	845.9	948.3	37.5	133.6	6.3	0.9	18.48%
5/15/2008	CNET Networks, Inc.	CBS Corp.	1,752.0	408.2	198.2	378.6	4.6	4.3	48.01%
7/9/2007	Objectware, Inc.	Bridgeline Software, Inc.	6.2	4.8	0.0	0.8	8.1	1.3
11/19/2008	MIVA, Inc.	Blinkx PLC	19.1	137.9	-19.2	3.0	6.4	0.1	37.50%
12/21/2007	MTC Technologies, Inc.	BAE Systems PLC	364.1	432.3	15.1	8.6	42.6	0.8	37.54%
5/1/2008	Moldflow Corp.	Autodesk, Inc.	267.3	61.3	7.2	87.5	3.1	4.4	30.10%
1/31/2008	Audible, Inc.	Amazon.com, Inc.	280.7	110.0	2.4	50.5	5.6	2.6	29.21%
High			5,373.6	948.3	198.2	378.6	42.6	14.1	233.3%
Low			3.7	3.7	(19.2)	0.4	1.6	0.1	3.0%
Median			234.8	110.0	1.6	50.5	6.4	2.4	37.5%
Average			697.3	201.8	18.1	87.8	9.7	3.4	54.4%

The results of the guideline public company method and the transaction/M&A method were a wide range of pricing data. In assessing the applicability of the alternative market-based data, Hempstead considered the fact our balance sheet is comprised primarily of cash. Absent cash, our adjusted book value would be de minimis, making a market-based relative valuation approach (guideline company or transaction/M&A method) impractical. Given the wide range of pricing data and lack of a meaningful basis for determining the magnitude of an appropriate pricing multiple and application of a multiple, it was Hempstead’s opinion that our actual stock price provides the best market-based indication of value as of the measurement date, May 21, 2009.

Income Approach

Hempstead was informed by our management that, absent a material transaction such as the Merger, the likely course of action would be a wind-down scenario. Under this scenario, our management estimated that residual cash, after payment of certain wind-down expenses, would be approximately $14,100,000. Two-thirds of the cash would be released at wind-down, with the remaining one-third released one-year later. Expected cash distributions from the remaining cash balance are discounted at a rate of 10%, which is equivalent to the expected long-term return on a portfolio of large stocks. Based upon the preceding assumptions, the discounted cash distribution in the wind-down scenario is estimated at $0.25 per share. This calculation is shown following:

Distribution Date	Jul-09	Jan-10	Jul-10
Distribution Amount	9,414	2,354	2,354
Discount Interval	0.17	0.67	1.17
PV Factor @ 10%	0.9842	0.9384	0.8948
PV of Distribution	9,266	2,209	2,106
Value of Cash to Shareholders (Rounded)	$13,580

Asset Approach

In the asset-based approach, value is based upon the subject company’s underlying net asset value. The adjusted net asset value (“NAV”) methodology is applied by determining the market value of a company’s underlying assets. The value of a company’s liabilities and other senior claims are then determined, and deducted from adjusted assets with the residual amount providing an indication of equity value on a going concern basis. Applicable adjustments include a 50% reduction of fixed assets and deduction of CDs ($526,000) collateralizing letters of credit required for leased facilities (removed from other assets). One year cash burn is deducted in arriving at an indication of the “going concern” net asset value. Absent the Merger, cash flow is indeterminate beyond one year. The value indication for our aggregate equity, based on NAV methodology is estimated at $16,400,000. The per-share value indication implied by the NAV method is $0.31.

	As of 31-Jan-09	Adjustment	Pro-Forma
ASSETS
Total current assets	23,821	—	23,821
Equipment and leasehold improvements, net	460	(230)	230
Other assets	596	(526)	70
Total assets	$24,877		$24,121
LIABILITIES AND SHAREHOLDERS’ EQUITY
Total current liabilities	2,181	—	2,181
Preliminary Net Asset Value			$21,940
Less: Cash burn			(5,500)
Adjusted Net Asset Value			$16,440

Fairness Analysis

Hempstead examined the indications of value of our shares on a stand-alone basis relative to consideration to be received as a result of the Merger. Hempstead estimated the value of our stock on a stand-alone basis in the range of $0.25 to $0.31 per share. Hempstead estimated the value of cash distributions to be received by our stockholders at approximately $0.26 per share. The valuation analyses for VSW imply a range of value of $0.11 to $0.19 per share. Adding the two components of consideration, the value is indicated to be in the range of $0.37 to $0.45 per share.

The value of our contribution to VSW consists of $3,000,000 plus search technology indicated to have speculative value, on a stand-alone basis. Discounted cash flow analysis of Firstlight projected cash flow indicates a stand-alone value in excess of $6,000,000. Since the relative value of our contributions is not in excess of one-third of the total standalone value of each entity, Hempstead opined that the conversion ratio is fair, from a financial point of view to our stockholders.

Hempstead did not determine or suggest the amount of consideration to be paid; however, Hempstead’s final opinion, based upon the relevant facts and their interpretation of them, was that the cash distribution and VSW common stock, proposed to be paid to our stockholders in connection with the Merger Agreement is fair to our stockholders, as of May 29, 2009, from a financial point of view. This conclusion is not affected by subsequent amendment and restatement of the Merger Agreement on September 22, 2009.

Past Contracts, Transactions or Negotiations

Other than the agreements and director arrangement disclosed above, there is no past, present or proposed contacts, transactions, negotiations or agreements between us (including any of our affiliates) and Firstlight (including any of its affiliates).

Dissenters’ Rights

Under Delaware law, which governs us and the rights of our stockholders, and our Certificate of Incorporation and Bylaws, each as amended and/or restated, our stockholders are not entitled to appraisal rights or other dissenters’ rights to demand fair value for their shares of stock by reason of the approval of the Plan of Dissolution or the Merger.

Certain US Federal Income Tax Considerations

The following summary describes certain US federal income tax considerations for the Company and the current stockholders of Class A Common Stock of the Company as of the date hereof with respect to the Plan of Dissolution and the Merger. This summary assumes that such stockholders are “US holders” (as defined below) that hold their Class A Common Stock of the Company as capital assets. This summary does not address the tax considerations that may be relevant to taxpayers subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), in light of the holder’s individual investment or tax circumstances. In addition, this discussion does not address (a) US gift or estate tax laws, (b) state, local or non-US tax considerations, (c) special tax rules that may apply to certain stockholders, including without limitation, banks, insurance companies, financial institutions, broker-dealers, taxpayers who have elected mark-to-market accounting, taxpayers that are subject to the alternative minimum tax, tax-exempt entities, regulated investment companies, real estate investment trusts, taxpayers whose functional currency is not the US dollar, United States expatriates or persons other than US holders, (d) special tax rules that may apply to stockholders that acquire, hold, or dispose of Class A Common Stock of the Company as part of a straddle, hedge, constructive sale, or conversion transaction or other integrated investment, or (e) special tax rules that may apply with respect to stockholders that have acquired Class A Common Stock of the Company as compensation or in exchange for the provision of services. Additionally, this discussion does not consider the tax treatment of partnerships (or other entities treated as partnerships for US federal income tax purposes) or other pass-through entities or persons who hold Class A Common Stock of the Company through such entities.

This discussion is based on the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, or may be subject to differing interpretations, so as to result in US federal income tax considerations significantly different from those discussed below. Moreover, this summary is not binding on the Internal Revenue Service (the “IRS”) or the US courts, and no assurance can be provided that the conclusions reached in this summary will not be challenged by the IRS or will be sustained by a US court if so challenged. The US federal income tax discussion set forth below is included for general information only.

As used herein, a “US holder” means a person that is a beneficial owner of Class A Common Stock of the Company that, for US federal income tax purposes, is (a) an individual who is a citizen or resident of the US, (b) a corporation, or other entity classified as a corporation for US federal income tax purposes, that is created or organized in or under the laws of the US or any state in the US, including the District of Columbia, (c) an estate if the income of such estate is subject to US federal income tax regardless of the source of such income, or (d) a trust if (i) such trust has validly elected to be treated as a US person for US federal income tax purposes or (ii) a US court is able to exercise primary supervision over the administration of such trust and one or more US persons have the authority to control all substantial decisions of such trust.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH THE PLAN OF DISSOLUTION AND THE MERGER, INCLUDING TAX REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS. NON-US HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THEIR PARTICULAR TAX CONSEQUENCES.

Certain Considerations for the Company

Dissolution.  The Company intends to treat liquidating distributions made pursuant to the Plan of Dissolution as taxable transactions in which the Company will recognize gain or loss on the distribution of its assets (including the VSW common stock received in the Merger) to the extent of the difference between (i) the aggregate fair market value of such assets at the time of the distribution and (ii) the Company’s adjusted tax basis in such assets. As described above, the value of VSW common stock (and the corresponding amount of gain or loss to the Company) at the time of the liquidating distributions may be difficult to determine.

Merger.  The Company intends to treat the Merger as a taxable sale of assets, although other characterizations are possible. Assuming that the Merger is treated as a taxable transaction, the Company (including, for purposes of this discussion, B2B) will recognize gain or loss equal to the difference between (i) the aggregate fair market value of the shares of VSW common stock received by the Company from VSW 2 and the amount of any liabilities of the Company or its subsidiaries assumed by VSW 2 in the Merger and (ii) the Company’s adjusted tax basis in the assets transferred to VSW 2 in the Merger. Because VSW is a privately-held company and its stock is illiquid, the value of VSW common stock received at the time of the Merger (and the corresponding amount of gain or loss to the Company for US federal income tax purposes) may be difficult to determine.

Net Operating Losses; Other Taxes.  Subject to the discussion below, for regular US federal income tax purposes, the Company intends to offset any income and gain it recognizes in connection with the Plan of Dissolution and the Merger and otherwise by its net operating losses (“NOLs”). However, there can be no assurance regarding the amount or availability of any Company NOLs at the relevant times at which it recognizes income or gain. Any tax liability of the Company resulting from recognizing income or gain in excess of any available NOLs will reduce net cash available for distribution.

In addition, depending on the type and amount of income recognized by the Company and the identity of the Company’s stockholders, the Company may be subject to special tax rules under the Code applicable to corporations treated as “personal holding companies”, and, as such, the Company may be subject to certain additional taxes (beyond the regular corporate income tax) with respect to certain amounts of undistributed income. If these rules are applicable, the Company’s ability to use NOLs to offset these amounts will be limited. In order to mitigate such additional corporate level taxation, depending on the circumstances, the Company may choose to designate certain distributions to its stockholders as dividends in any applicable tax period, as further described below under “Certain Considerations for Stockholders”.

Certain Considerations for Stockholders

Except as described herein, the Company intends to treat amounts distributed to stockholders pursuant to the Plan of Dissolution as full payment in exchange for their shares of Class A Common Stock of the Company in a taxable transaction, although other characterizations are possible (including transactions in which stockholders may recognize gain, but not loss, with respect to their Class A Common Stock). Assuming that the liquidating distributions are treated as a taxable exchange, a stockholder generally will recognize gain or loss equal to the difference between (i) the aggregate fair market value of cash or other property (including the VSW common stock) distributed to such stockholder (including distributions to any liquidating trust (as described below)), less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s adjusted tax basis in the shares of Class A Common Stock of the Company. As described above, the value of the VSW common stock (and the corresponding amount of gain or loss to the stockholders) at the time of the liquidating distributions may be difficult to determine. In addition, as described above, certain distributions to stockholders may be classified by the Company as dividends (taxable without offset for tax basis). Any such dividends would decrease the gain or increase the loss recognized by such stockholders on liquidation.

Any such gain or loss will be computed on a “per share” basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates or for different prices. Each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder and will be applied first to recover a stockholder’s tax basis with respect to such share of stock. Gain will be recognized in connection with liquidating distributions allocated to a share of stock to the extent that the aggregate value of all liquidating distributions received by a stockholder with respect to that share exceeds such stockholder’s tax basis for that share. Any loss generally will be recognized only in the tax year that a stockholder receives the final distribution to stockholders, and then only if the aggregate value of the liquidating distributions with respect to a share of stock is less than the stockholder’s tax basis for that share. Any payments by a stockholder in satisfaction of any Company contingent liability not covered by the Company’s contingency reserve generally would produce a loss in the year paid. Generally, gain or loss recognized by a stockholder in connection with the liquidation will be capital gain or loss and will be long-term capital gain or loss if the share has been held for more than one year and short-term capital gain or loss if the share has not been held for more than one year. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to limitations.

Liquidating Trusts

In the event the Company transfers assets to a liquidating trust for the benefit of the stockholders, the Company intends to treat any such liquidating trust as a grantor trust of the stockholders. Assuming the liquidating trust is properly characterized as a grantor trust, stockholders will be treated for US federal income tax purposes as first having constructively received their pro rata share of the property transferred to the trust in a taxable transaction and then having contributed such property to the trust. In the event that one or more liquidating trusts are formed, the stockholders generally will receive notice of the transfer(s). The amount of the deemed distribution to the stockholders generally will be reduced by the amount of any known liabilities assumed by the liquidating trust or to which the transferred property is subject. A liquidating trust qualifying as a grantor trust is itself not subject to US federal income tax. Former holders of Class A Common Stock of the Company, as owners of the liquidating trust, would be required to take into account for US federal income tax purposes their respective allocable portions of any income, gain or loss recognized by such liquidating trust, whether or not they receive any actual distributions from the liquidating trust, and accordingly may recognize taxable income without the receipt of cash. As a result, stockholders will not be taxable when distributions are actually made by the liquidating trust and, if stockholders never receive an amount previously treated as income as a distribution from the liquidating trust, the stockholders may be entitled to a loss deduction. Stockholders would receive annual statements from the liquidating trust reporting their respective allocable shares of the various tax items of the trust.

Back-Up Withholding

The gross amount of any distributions paid pursuant to the Plan of Dissolution to a stockholder that fails to provide the appropriate certification in accordance with applicable US Treasury regulations generally will be reduced by backup withholding at the rate applicable at the time of such distributions. Back-up withholding generally will not apply to payments made to some exempt recipients, such as a corporation or a stockholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information.

Back-up withholding is not an additional tax. Amounts that are withheld under the back-up withholding rules may be refunded or credited against the stockholder’s US federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Stockholders should consult their own tax advisors regarding application of back-up withholding in their particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding under current law.

AMENDMENT TO CERTIFICATE OF INCORPORATION

On May 29, 2009, our board of directors unanimously approved an amendment to our Certificate of Incorporation to delete Article NINTH thereof which required, among other things, that our board of directors consist of no less than six and no more than 12 members. Our board of directors determined that in light of our dissolution, it needed more flexibility in determining the number of members of our board and recommended such amendment to our stockholders, who approved the amendment on September 22, 2009 by the written consent of the requisite majority. The amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which is expected to occur on or shortly after twenty (20) days after the mailing of this Information Statement to our stockholders. A copy of the Amendment to the Certificate of Incorporation is attached as Annex E to this Information Statement. On May 29, 2009, our board of directors unanimously approved a resolution pursuant to our Bylaws fixing the number of directors that compromise our board at three with such resolution to be effective upon the filing of the amendment to our Certificate of Incorporation.

ELECTION OF DIRECTORS

General

On May 29, 2009, board of directors unanimously approved a resolution pursuant to our Bylaws fixing the number of directors that comprise our board at three with such resolution to be effective upon the filing of the amendment to our Certificate of Incorporation.

Three individuals, all of whom are members of our present board of directors, have been nominated for election as directors of the Company until the dissolution of our Company becomes effective. As of the Record Date, there were 53,501,183 shares of our Class A Common Stock issued and outstanding, which shares are entitled to one vote per share. The affirmative vote of the holders of a plurality of the outstanding shares of our Class A Common Stock is necessary for the election of directors. The term of the directors will commence upon the filing of our Certificate of Dissolution and will end upon the due election of their successors dissolution. Holders of our Class A Common Stock representing a majority of the votes entitled to be cast as of the Record Date have voted to elect directors by written consent in lieu of a meeting, and since they have requisite voting power to adopt such stockholders’ action, no other consents or votes of other of our stockholders will be solicited in connection with this Information Statement.

Information Concerning Directors and Nominees

Information regarding each nominee for director is set forth in the following table:

Name	Age	Position
Ronald J. Whittier	73	Chairman
Herbert A. Allen III	41	Director
Jeffrey White	61	Director

Ronald J. Whittier has been our Chairman since the effective date of the business combination transaction of the former Excalibur Technologies Corporation and Intel Corporation’s (“Intel”) Interactive Media Services division which created us on December 21, 2000 and was our Chief Executive Officer from December 21, 2000 through April 5, 2001. Mr. Whittier is a founder and Chairman of TechFutures, a non-profit school, and has held that position since 1999. Mr. Whittier formerly held the position of Senior Vice President of Intel and General Manager of Intel’s Interactive Media Services division from 1999 until December 21, 2000. From 1995 to 1999, he was responsible for coordinating Intel’s various activities in content, applications and authoring tools. Prior to 1995, he held various jobs at Intel, including manager of Intel Architecture Labs, Director of Corporate Marketing and general manager of the Memory Products Division. Mr. Whittier joined Intel in 1970.

Herbert A. Allen III has been our director since January 2002. He has been President of Allen & Company LLC, an investment banking firm and broker-dealer affiliated with Allen & Company Incorporated, since September 2002. Prior to that, he was a Vice-President and later an Executive Vice President and a Managing Director of Allen & Company Incorporated since 1993. Prior to 1993, Mr. Allen was employed by T. Rowe Price, an investment management firm, and Botts & Company Limited, a funds management and investment company. He is the son of Herbert A. Allen, our significant stockholder.

Jeffrey White has been a one of our directors since May 2003. Since February 2003, Mr. White has been President of Fare Play, Inc., a consulting company to major league baseball teams. He was self-employed as a consultant from April 2002 until February 2003. From 1991 through 2002, Mr. White served as Senior Vice President and Chief Financial Officer for Major League Baseball, Office of the Commissioner.

Board Committees

After the commencement of the terms of the three directors as described above, we will only maintain one standing committee of the board of directors, the Audit Committee, comprised of Mr. Jeffrey White. Until the filing of the Certificate of Dissolution, we will maintain a Merger Committee comprised of Messrs. Herbert A. Allen III, Carl J. Rickertsen, Jeffrey White and Ronald J. Whitter (Chairman).

INFORMATION ABOUT FIRSTLIGHT

Business Overview and History

Firstlight was established in London, England on October 3, 2002 as a company limited by shares registered in England. Firstlight was formed to utilize software which was originally created to operate the on-line development of a specialist British parliamentary journal, “The House,” owned by Mr. Young, which Mr. Jeavons had managed up to the point of the sale of that journal.

From October 2002 through May 2004, Firstlight operated as a web development company, engaging in the development of World Wide Web applications that are run over the HTTP protocol from a web server to a web browser, for its then parent company Parliamentary Communications Limited. Beginning in May 2004, Firstlight marketed itself as a technology company, providing a “white-label” service, or a service pursuant to which the actual service provider is not identified to the customer of the service, known as Firstlight ERA (Editorial Related Advertising) to publishers of journals with websites on-line versions of, or otherwise associated with, those journals. The service enabled publishers to sell micro-sites, which are typically individual website pages that provide information about a product or service that can be researched by the reader of the journal article, to their existing advertisers. The software placed advertising in contextually relevant locations next to relevant text in articles on the publisher clients’ websites, displaying the advertisements as hyperlinks in the text of the article. Algorithms would enable content to be matched as a text hyperlink next to relevant editorial content. Firstlight also tags, or provide hyperlinks, content and advertising content for publishers who are not tagging their own web-content and supplied advertiser metrics.

Publishers who subscribed to this service would sell the text links at an annual price for unlimited cost per thousand views and unlimited clicks. Under its business model at that time, Firstlight provided the above services for a revenue share of approximately 35%. The publisher would invoice the advertiser and the publisher would pay Firstlight its revenue share. In the first 18 months from May 2004 to January 2006, Firstlight relied on publishers to sell the service to advertisers and it made very few sales. Firstlight then hired its own sales-force and formed a marketing division to sell the technology in partnership with publishers. The publisher would set up a meeting with their advertiser; Firstlight would demonstrate how the technology worked, and make the sale. The publisher would then invoice the advertiser and pay Firstlight after, often long after, the publisher had received funds. In 2007, Firstlight, with four sales people, generated approximately $4,600,000 in advertising sales and recognized $1,540,000 in revenues. In 2008, with four sales people, Firstlight generated approximately $9,000,000 in advertising sales and recognized $2,207,000 in revenues.

From March 2008 to September 2008, operational support for Firstlight’s Firstlight ERA service was transferred from Firstlight Online (NZ) Ltd., its New Zealand subsidiary (“FLNZ”), to Firstlight Online India Private Limited, its Indian subsidiary, since India is more cost efficient. In September 2008, system support and enhancement was also transferred from FLNZ to Firstlight Online India Private Limited and FLNZ ceased its operations. Firstlight currently sells ad-serving and search services principally to United States and British businesses through its offices in New York, New York and London, England. See “Products and Services” below. Management is situated in New York, operations are undertaken in Bangalore, India and administrative functions are carried out in the three locations. Firstlight is currently assessing and reviewing the geographical location needs of its operations in relation to the integration with Convera.

Firstlight was incorporated in England on October 3, 2002. Firstlight’s registered office is 14 Great College Street, London SW1P 3RX and its principal place of business and mailing address is 81 Rivington Street, London EC2A 3AY, Tel: +44 203 178 4150).

Firstlight is the parent of multiple wholly-owned subsidiaries, including (i) Firstlight Online UK Limited incorporated in England on March 21, 2006, (ii) Firstlight Global Limited, incorporated in England on October, 15, 2004, and (iii) Firstlight Online India Private Limited, incorporated in India on August 3, 2006. Firstlight also was the majority owner of FLNZ; however, FLNZ has ceased operations.

Recent Transactions

Prior to the consummation of the following transactions, Firstlight was owned by Global News Net Limited, a company limited by shares registered in England (“GNN”), and Jamara Holdings Limited, a company limited by shares registered in New Zealand (“Jamara Holdings”).

On August 13, 2009, Vertical Search Works, Inc. (“VSW”), VSW1, Inc. (“VSW 1”) and VSW2, Inc. (“VSW 2”) were each incorporated under the laws of Delaware and each company has a registered office and a principal place of business located at 1105 North Market Street, Suite 1300, Wilmington, DE 19801. The sole stockholder, director and officer of VSW on the date of its incorporation was Mr. Nicholas Kittoe. Immediately prior to the closing of the Merger, the sole stockholder of VSW 1 will be VSW and the sole stockholder of VSW 2 will be VSW 1. Mr. Kittoe will be the sole director and officer of VSW 1 and VSW 2 until the Merger becomes effective.

On September 17, 2009, Thorlake Limited, a company limited by shares registered in England (“Thorlake”), completed its purchase of all of the outstanding capital stock of Firstlight from Firstlight’s then shareholders, GNN and Jamara Holdings, in accordance with Firstlight’s organizational documents. The consideration for Thorlake’s purchase was £1 per ordinary Firstlight share outstanding and conditional payments in an amount up to £2,000 per outstanding share, which was accepted by, or on behalf of, 100% of Firstlight’s shareholders. Firstlight, a then wholly-owned subsidiary of Thorlake, retained its debt obligation to GNN in the amount of approximately £4,700,000 (the “GNN Debt”).

On September 17, 2009, Messrs. Colin Jeavons and Keith Young purchased all of Firstlight’s outstanding shares from Thorlake for £5,000 and conditional payments in an amount up to £2,000 per outstanding share. On September 23, 2009, VSW 2 entered into a purchase and sale agreement with Messrs. Jeavons and Young pursuant to which VSW 2 purchased all of the issued share capital of Firstlight from Messrs. Jeavons and Young for nominal consideration. The GNN Debt remained an obligation of Firstlight throughout these transactions.

Subsequent to the date of this Information Statement but prior to the consummation of the Merger, VSW will purchase the GNN Debt owed by Firstlight, its indirect wholly-owned subsidiary, from GNN and issue additional shares of VSW to GNN. As a result, the GNN Debt that was formerly payable to GNN by Firstlight will be payable to VSW by Firstlight, its indirect wholly owned subsidiary. The intention of Messrs. Jeavons and Young, who control GNN, is that the shares received by GNN as consideration for the purchase of the GNN Debt will be transferred to Messrs. Jeavons and Young either through an assignment from GNN or in connection with the dissolution and liquidation of GNN. As a result of these transactions, the beneficial ownership of VSW will be as follows:

Name of Beneficial Shareholder	Percentage of Beneficial Ownership in VSW
Keith Young	50.03%
Colin Jeavons	49.95%
Nicholas Kittoe	0.02%

Products and Services

Firstlight is a software and internet services company, which provides a software system and services to the online publishers by which such publishers can sell advertising on their web-pages. The service is intended to assist advertisers in building name recognition and an online presence, and to generate online revenue through editorial related advertising.

Firstlight provides publishers both the technology and the business model to offer their existing advertisers a targeted form of advertising on the Internet. Firstlight hosts all of the content and delivers turnkey technology into the existing platform of the publisher.

Firstlight provides a “white-label” service, or a service pursuant to which the actual service provider is not identified to the customer of the service, known as Firstlight ERA (Editorial Related Advertising) to publishers of journals with websites on-line versions of, or otherwise associated with, those journals. Firstlight

ERA matches and displays advertisements next to the text of a publication and such advertisements are related to the content of the article and targeted to its readers. This enables advertisers to improve the targeting of their advertising with the result that such advertising enjoys higher response rates than conventional unmatched display advertising. The service also enables publishers to sell micro-sites, which are typically individual website pages that provide information about a product or service that can be researched by the reader of the journal article, to their existing advertisers. Firstlight also tags, or hyperlinks, content and advertising content for publishers who are not tagging their own web-content and supplied advertiser metrics. All the revenues of Firstlight for the last three fiscal years were generated by Firstlight ERA services.

Sales and Marketing

Firstlight maintains a sales and marketing team to sell and market the technology in partnership with publishers of online media. Typically, Firstlight will approach the publisher and ask the publisher to set up a meeting between one of its advertisers and Firstlight. Firstlight’s sales and marketing team then makes a presentation to the advertiser and demonstrates how the technology works. If the advertiser purchases the Firstlight ERA service, it will enter into a contract with the publisher. The publisher then invoices the advertiser on a monthly, quarterly or annual basis and pays Firstlight its 35% revenue share after the publisher has received funds from the advertiser. The publisher invoices the advertiser directly and the publisher pays Firstlight its revenue share. Firstlight typically focuses its sales efforts on business-to-business advertisers.

Customers

Firstlight performs its marketing and sales functions primarily in the United Kingdom and the United States. The majority of Firstlight’s customers are located in the United States. Its customer base is predominantly comprised of Internet advertisers and publishers. Firstlight’s editorially-related advertising service is sold primarily to publishers via telephone by its sales teams based in New York and London and through its website, www.firstlightera.com.

For the nine months ended September 30, 2009, Firstlight’s two largest customers accounted for 49.4% of sales, as follows:

Reed Elsevier PLC	32.0%
United Business Media Limited	17.4%
Total	49.4%

If Firstlight loses either Reed Elsevier PLC or United Business Media Limited as one of its customers, it would have a material adverse effect upon its revenues. See “Risk Factors”.

Supplier Relationships

All the services of Firstlight are delivered by computers hosted by Rackspace, Inc. of 0725 Datapoint Drive, Suite 100, San Antonio, Texas 78229. Firstlight believes that it can replace Rackspace, if necessary, without any interruptions in its business.

Competition

Firstlight believes that its principal competitors in the ad-serving business are Google, Microsoft and Yahoo. Firstlight also expects to face competition from new entrants into the ad-serving business. Firstlight may also face competition from existing competitors and other companies developing similar products or services. The principal methods of competition in the ad-serving business are pricing and technology.

Many of Firstlight’s existing and potential competitors have substantially greater financial, technical, marketing, and other resources than it has, as well as more experience and revenues. Their greater technical resources and research and development experience may enable them to respond more quickly and effectively than Firstlight can to evolving technologies and industry standards as well as changes in market conditions. Many of its competitors also have greater brand name recognition, well-established relationships with current and potential customers and have more extensive knowledge of Firstlight’s target markets.

Firstlight believes that it derives certain competitive advantage from its ability to offer publishers ad-serving on a white label basis, so that it appears to the reader that the publisher is offering the selected advertisers rather than a third party advertiser such as Google, Microsoft or Yahoo as the advertisements appear on websites serviced by such companies.

Employees

As of September 30, 2009, Firstlight and its subsidiaries employed 75 full-time employees, one consultant and one part-time bookkeeper. None of Firstlight’s employees is covered by a collective bargaining agreement. Firstlight believes it has a good relationship with its employees. The following table shows the breakdown of the number of employees by department and geographic location as of September 30, 2009:

Location Employees	Department/Responsibilities	Number of People
Bangalore, India	Senior Management	1
	Quality Assurance	14
	Tagging, Content and Advertiser Development	40
	Administrative	6
	Subtotal	61
New York, USA	Senior Management	1
	Senior Sales	1
	Ad Sales	2
	Appointment Setters	2
	Customer Support	2
	Administrative	2
	Subtotal	10
London, England	Senior Management	1
	Sales	2
	Customer Support	1
	Subtotal	4
Total Employees		75
Long-Term Contractors
London, England	Consultant	1
USA	Bookkeeper	1
Total Long-Term contractors		2
Total Employees and Long-Term Contractors		77

Intellectual Property

Firstlight’s current business is operated on proprietary self-developed software which utilizes US Patent Application Serial No. 11/789,474, which is Firstlight’s technology relating to the micro-sites that link to editorial content in the online journals. Firstlight also owns various domain names, including firstlightera.com, firstlightsearch.com and B2bnetsearch.com.

Government Regulation

Firstlight does not require governmental approval of any of its products and services.

Research and Development

Firstlight has ceased its research and development activities in anticipation of its merger with us and our engineering and development activities.

Segment and Geographic Area Financial Information

Firstlight has operated in 2007, 2008 and in the current year in a single reportable industrial sector. To date, Firstlight’s revenues have been earned principally from customers located in the US. The following table presents information about our unaudited revenues by geographical area (in thousands):

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007	2006
Revenue
US Revenue	$1,108	$1,642	$2,020	$1,095	$86
UK Revenue	325	49	187	445	339
Total	$1,433	$1,691	2,207	$1,540	$424
US Revenue	77%	97%	92%	71%	20%
UK Revenue	23%	3%	8%	29%	80%
Total	100%	100%	100%	100%	100%

Available Information

Firstlight’s website address is www.firstlightera.com.

Properties

Firstlight occupies approximately 500 square feet of office space in London, England pursuant to a lease that expires on March 7, 2010. Firstlight’s US subsidiary, Firstlight Global Limited, leases approximately 4,803 square feet of office space in New York, New York pursuant to a lease that expires on October 31, 2010. In addition, Firstlight’s Indian subsidiary, Firstlight Online Private Limited, leases approximately 4,450 square feet of office space in Bangalore, India. Firstlight’s data centers are hosted in Dallas, Texas pursuant to a Master Services Agreement and certain Service Orders related thereto by and between Rackspace US, Inc. and Firstlight.

Legal Proceedings

On April 29, 2009, Firstlight was granted summary judgment by the U.K. High Court in relation to a dispute with Firstlight’s subsidiary, FLNZ, and its chief executive, Brett Campbell Bailey (collectively, the “Defendants”), in which the Defendants were ordered to pay Firstlight £75,000 for breaches of trust and fiduciary duty. Firstlight alleged that the Defendants tampered with Firstlight’s demonstration server and domain name and disrupted Firstlight’s business in the suit instituted on September 8, 2008.

In addition to the proceedings before the U.K. High Court, Firstlight also instituted proceedings against the Defendants in New Zealand on September 29, 2008 regarding related matters, requesting the Defendants to deliver to Firstlight the source code of Firstlight ERA software and pay damages as a result of the Defendants’ interference of Firstlight’s business. One of the Defendants, FLNZ, submitted a counterclaim for an approximate amount of NZ$522,348 allegedly owed by Firstlight to the Defendants under a service agreement. On May 5, 2009, Mr. Bailey was adjudged bankrupt in the Wellington High Court after which he ceased to be a director of FLNZ. Proceedings regarding the matter in New Zealand have been adjourned until November 9, 2009 pending liquidation of FLNZ, which commenced on September 14, 2009, and resolution of the counterclaim. Firstlight intends to defend itself vigorously in the counterclaim regarding this matter. There can be no assurance, however, of a favorable result.

Mr. Bailey and his affiliated company have also threatened to sue Firstlight for various alleged wrongdoings of Firstlight and its majority shareholders. Firstlight believes that such allegations have no merit and intends to defend itself vigorously against such suit, should it be instituted.

Although claims, suits, investigations and proceedings are inherently uncertain and their results cannot be predicted with certainty, Firstlight believes that the resolution of its current pending matters will not have a material adverse effect on its business, consolidated financial position, results of operations or cash flow. Regardless of the outcome, litigation can have an adverse impact on Firstlight because of defense costs, diversion of management resources and other factors. In addition, it is possible that an unfavorable resolution of one or more such proceedings could in the future materially and adversely affect its financial position, results of operations or cash flows in a particular period. See the risk factor “An Unfavorable Resolution May Result from Pending or Potentially Future Legal Proceedings, Which Could in the Future Materially and Adversely Affect VSW’s Financial Position, Results of Operations or Cash Flows in a Particular Period” on page 11 of this Information Statement.

Regulatory Approval

None required.

Dividends

As of September 30, 2009, Firstlight had two shareholders of record. As a result of the recent transactions described above, Firstlight will have one shareholder immediately prior to the closing of the Merger, which will be VSW 2. Firstlight has never declared or paid dividends and does not expect to do so for the foreseeable future. Firstlight has never issued equity compensation and does not currently have any equity compensation or stock option plan.

Changes or Disagreements with Accountants

Firstlight has had no disagreements with their accountants. Firstlight appointed McGladrey & Pullen, LLP on June 1, 2009 as its independent auditors to audit its financial statements which are prepared in accordance with US GAAP.

Financial Information

Firstlight Online Limited

Consolidated Financial Statements
For the Nine Months Ended September 30, 2009 and 2008 (Unaudited) and the
Years Ended December 31, 2008 and 2007

FIRSTLIGHT ONLINE LIMITED

Page
Independent Auditor’s Report	43
Consolidated Balance Sheets September 30, 2009 (unaudited) and December 31, 2008 and 2007	44
Consolidated Statements of Operations and Comprehensive Loss Nine Months Ended September 30, 2009 and 2008 (unaudited) and the Years Ended December 31, 2008 and 2007	45
Consolidated Statements of Accumulated Deficit Nine Months Ended September 30, 2009 (unaudited) and the Years Ended December 31, 2008 and 2007	46
Consolidated Statements of Cash Flows Nine Months Ended September 30, 2009 (unaudited) and the Years Ended December 31, 2008 and 2007	47
Notes to Consolidated Financial Statements	48

Independent Auditor’s Report

To the Board of Directors
Firstlight Online Limited

We have audited the accompanying consolidated balance sheets of Firstlight Online Limited and Subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of operations and comprehensive loss, accumulated deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Firstlight Online Limited and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has a limited operating history, negative working capital and an accumulated deficit and has incurred losses and negative cash flows from operations since inception. These circumstances raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McGladrey & Pullen, LLP

Vienna, Virginia
December 24, 2009

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2009 (Unaudited)	December 31,
		2008	2007
Current Assets:
Cash	$21	$9	$34
Accounts receivable, net of allowance for doubtful accounts of $80, $46 and $0, respectively	458	483	1,099
Prepaid expenses and other	127	123	98
Total current assets	606	615	1,231
Property and Equipment, net of accumulated depreciation of $119, $76 and $34, respectively	106	131	112
Deferred tax assets – long term	58	—	—
Other assets – long term	29	28	35
Total assets	$799	$774	$1,378
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$674	$439	$536
Accrued expenses	216	102	312
Deferred taxes	7	7	6
Deferred revenues	774	831	1,208
Total current liabilities	1,671	1,379	2,062
Due to related parties	7,557	6,298	6,049
Total liabilities	9,228	7,677	8,111
Commitments and Contingencies
Shareholders' Deficit:
Common stock, $1.96 par value, 100 shares authorized and 100, 100 and 100 shares issued and outstanding, respectively	—	—	—
Accumulated deficit	(9,875)	(9,044)	(6,457)
Accumulated other comprehensive income (loss)	1,446	2,141	(276)
Total shareholders' deficit	(8,429)	(6,903)	(6,733)
Total liabilities and shareholders' deficit..	$799	$774	$1,378

See accompanying notes.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except share and per share data)

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007
	(unaudited)	(unaudited)
Revenues:
Hosted advertising services	$1,433	$1,691	$2,207	$1,540
Expenses:
Cost of revenues	657	1,739	2,022	2,174
Sales, general and administrative	1,662	2,031	2,714	2,364
	2,319	3,770	4,736	4,538
Operating loss	(886)	(2,079)	(2,529)	(2,998)
Income taxes	56	(86)	(59)	(49)
Net loss	$(830)	$(2,165)	$(2,588)	$(3,047)
Basic and diluted net loss per common share	$(8,300)	$(21,650)	$(25,880)	$(30,470)
Weighted-average number of common shares outstanding – Basic and diluted	100	100	100	100
Other comprehensive loss:
Net loss	$(830)	$(2,165)	$(2,588)	$(3,047)
Foreign currency translation adjustment	(696)	681	2,418	(45)
Comprehensive loss	$(1,526)	$(1,484)	$(170)	$(3,092)

See accompanying notes.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ACCUMULATED DEFICIT
(in thousands)

	Nine Months Ended September 30, 2009 (unaudited)	Year Ended December 31,
		2008	2007
Accumulated Deficit balance, beginning:	$(9,045)	$(6,457)	$(3,410)
Net loss	(830)	(2,588)	(3,047)
Accumulated Deficit balance, ending:	$(9,875)	$(9,045)	$(6,457)

See accompanying notes.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30, 2009 (unaudited)	Years Ended December 31,
		2008	2007
Cash Flows from Operating Activities:
Net loss	$(830)	$(2,588)	$(3,047)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	40	52	26
Provision for doubtful accounts	28	60	19
Deferred taxes	(56)	4	5
Changes in operating assets and liabilities:
Accounts receivable	42	349	(637)
Prepaid expenses and other assets	10	(71)	(85)
Accounts payable and accrued expenses	285	(96)	359
Deferred revenues	(134)	(59)	692
Net cash used in operating activities	(615)	(2,349)	(2,668)
Cash Flows from Investing Activities:
Purchases of property and equipment	(14)	(117)	(70)
Net cash used in investing activities	(14)	(117)	(70)
Cash Flows from Financing Activities:
Proceeds from advances by related parties	611	2,491	2,697
Net cash provided by financing activities	611	2,491	2,697
Effect of exchange rate changes on cash	30	(50)	21
Net increase (decrease) in cash	12	(25)	(20)
Cash, beginning of period	9	34	54
Cash, end of period	$21	$9	$34

See accompanying notes.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(1) FIRSTLIGHT ONLINE AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Going Concern

Firstlight Online Limited (“Firstlight,”) provides editorial related advertising services that constitute a highly-targeted and cost effective online marketing tool. These services help advertisers find and retain their online customers and help publishers build their online presence and revenue streams. Firstlight is incorporated in the United Kingdom (“UK”) and operates out of offices in the United States (“US”), UK and India.

As of September 30, 2009, December 31, 2008 and 2007, Global News Net Limited (“GNN”) and its shareholders Colin Jeavons and Keith Young beneficially owned 100%, 90% and 90% respectively, of the outstanding shares of Firstlight and held two out of the four seats on the Firstlight board of directors. As of September 30, 2009, Colin Jevons and Keith Young directly owned all of the outstanding shares of Firstlight and were the only directors of Firstlight, as a result of Firstlight’s internal restructuring.

The accompanying financial statements have been prepared on a basis which assumes that Firstlight will continue as a going concern and contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Accordingly, the financial statements do not include any adjustments that might be necessary should Firstlight be unable to continue in existence. Firstlight has a limited operating history, negative working capital and an accumulated deficit and has incurred losses and negative cash flows from operations since inception. Firstlight expects to incur additional losses and will require additional funding to continue its operations. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern. Firstlight intends to seek additional equity financing during the next twelve months. However, there can be no assurance that such additional funding will be available on terms acceptable to it or at all.

Merger Agreement

On May 29, 2009, Firstlight agreed to merge its business with two wholly owned subsidiaries of Convera Corporation (“Convera”), a NASDAQ-listed company. Convera’s subsidiaries, B2BNetSearch, Inc. (“B2B’) and Convera Technologies, LLC., will merge with Firstlight to form a new company that will bring together the vertical search technology of Convera and the advertising sales and marketing capabilities of Firstlight. Convera will fund the new company by providing approximately $1.9 million in cash at closing, and a $1.0 million line of credit. Convera will also contribute the assets of its vertical search business, including search-related intellectual property, into the new company. The current shareholders of Firstlight will own 66.7% of the total outstanding common stock of the new company, and Convera will own 33.3% of the new company upon the effectiveness of the merger. The ownership structure is subject to certain adjustments which may enable Convera to increase its ownership up to 42% of the outstanding shares of the new company.

Principles of Consolidation

The consolidated financial statements include the accounts of Firstlight Online Limited (parent), and its wholly owned subsidiaries, Firstlight Online UK Ltd., Firstlight Global Ltd. and Firstlight Online India Private Limited. Firstlight also has an investment in Firstlight Online (NZ) Ltd. (“FLNZ”), which is carried at cost. See Note 8 – Related Party Transactions – for further information regarding FLNZ. All significant intercompany transactions and accounts have been eliminated.

Unaudited Interim Financial Information

The accompanying consolidated balance sheet as of September 30, 2009, the consolidated statements of operations and comprehensive loss for the nine months ended September 30, 2009 and 2008 and the consolidated statements of cash flows and accumulated deficit for the nine months ended September 30, 2009 are unaudited. In the opinion of management, the unaudited interim financial statements reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(1) FIRSTLIGHT ONLINE AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

and results of its operations for the nine months ended September 30, 2009 and 2008. The financial data and other information disclosed in these notes to the financial statements related to the nine-month periods are unaudited. The results for the nine-month period ended September 30, 2009 are not necessarily indicative of the results expected for the year ending December 31, 2009.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues, expenses and contingent assets and liabilities. Firstlight bases those estimates on historical experience and other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets, liabilities and equity that are not readily apparent from other sources. Actual results could differ from those estimates.

Revenue Recognition

Revenue from Firstlight’s editorial related advertising agreements consists solely of subscription fees in the form of shares of advertising revenues Firstlight earns on the sale of advertising to advertisers on the publishers’ websites. These arrangements entitle us to receive a percentage of advertising revenue earned (typically between 35% and 50% of net advertising revenues). The subscription fee includes implementation, hosting and support services. Firstlight recognizes revenue ratably over the term of the hosting agreement which runs concurrent with each customers advertising campaign.

Deferred revenue is recorded when payments are received in advance of performance in the underlying agreements.

Software Development Costs

Firstlight expenses costs incurred in the preliminary project stage and, thereafter, it capitalizes permitted costs incurred in the development or acquisition of the software. Certain costs such as research and development, maintenance and training are expensed as incurred. Amortization of the capitalized costs is performed on a straight-line basis over the estimated use life of the asset. The Company periodically reviews for impairment the carrying value of its software development costs. The Company will record an impairment charge in its operating results if the carrying value exceeds the future undiscounted cash flows of the related assets.

Advertising

Firstlight’s advertising costs, which were not significant for the nine months ended September 30, 2009 and 2008 and for the fiscal years ended December 31, 2008 and 2007, are expensed as incurred and included with sales and general and administrative in the consolidated statements of operations.

Income Taxes

Under the asset and liability method of ASC 740 “Income Taxes”, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax laws and tax rates in each jurisdiction where Firstlight operates, and applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. Firstlight calculates estimated income taxes in each of the jurisdictions in which it operates. This process involves estimating actual current tax expense along with assessing temporary differences resulting from differing treatment of items for both book and tax purposes.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(1) FIRSTLIGHT ONLINE AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Firstlight records a valuation allowance to reduce its deferred tax assets to the amount that is more likely than not to be realized. Realization of the deferred tax assets is principally dependent upon the achievement of projected future taxable income. If the estimates and related assumptions change in the future Firstlight may be required to adjust its valuation allowance against its deferred tax assets, resulting in a benefit or a charge to income in the period such determination is made. As of September 30, 2009, December 31, 2008 and 2007, Firstlight has recorded a valuation allowance against certain deferred tax assets.

On January 1, 2009 Firstlight adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), now incorporated into ASC 740. This guidance clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. It also prescribes a recognition threshold and measurement standard for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. Firstlight previously recognized income tax positions based on management’s estimate of whether it was reasonably possible that a liability had been incurred by applying ASC 450, “Accounting for Contingencies.”

Significant judgment is required in evaluating its uncertain tax positions and determining the valuation allowance applied to deferred tax assets. Firstlight has concluded that there are no uncertain tax positions requiring recognition in its consolidated financial statements.

Net Loss per Common Share

Firstlight follows ASC 260, “Earnings per Share,” for computing and presenting net loss per share information. Basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per common share would exclude common stock equivalent shares, if any, as the computation would be anti-dilutive. A reconciliation of the net loss available to common stockholders and the number of shares used in computing basic and diluted net loss per share is in Note 5.

Foreign Currency

The functional currency of Firstlight and its non-US subsidiaries is their local currency. Firstlight’s reporting currency is the US Dollar. Accordingly, assets and liabilities of Firstlight and its international subsidiaries are translated into US dollars at exchange rates in effect at the balance sheet date. Equity and non-monetary assets and liabilities are remeasured at historical rates. Revenues and expenses are translated at average rates for the period. In accordance with ASC 830, foreign currency translation adjustments are accumulated in a separate component of shareholders’ equity. Foreign currency translation gains and (losses) were ($696,000), $681,000, $2,418,000 and ($45,000) for the periods ended September 30, 2009 and 2008, December 31, 2008 and 2007, respectively. These translation gains and (losses) are primarily related to the related party payable balance to the Company’s then parent company, GNN. Foreign currency translation gains and (losses) related to the loan balance with GNN were ($647,000), $2,242,000 and ($58,000) for the periods ended September 30, 2009, December 31, 2008 and 2007, respectively. Foreign currency transaction gains and losses result from a change in exchange rates between the functional currency and the currency in which the foreign currency transaction is denominated and are a component of operating expenses. Foreign currency transaction gains and (losses) for the periods ended September 30, 2009, December 31, 2008 and 2007 were $32,000, $244,000 and ($1,000), respectively.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(1) FIRSTLIGHT ONLINE AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments

The carrying value of Firstlight’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, approximates their fair value due to the short-term maturities of these instruments.

Bank Overdrafts

Bank overdraft balances of $80,000, $36,000 and $449,000 at September 30, 2009, December 31, 2008 and 2007, respectively, are classified as accounts payable.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. Firstlight’s customers are primarily large publishing companies, located in the US and the UK. For the years ended December 31, 2008 and 2007, total revenues originating in the US were approximately $2.0 million, and $1.1 million, representing approximately 92% and 71% of total revenues, respectively. Firstlight’s international operations have historically exposed it to longer accounts receivable and payment cycles and fluctuations in exchange rates. Firstlight extends credit to its customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. Firstlight performs ongoing evaluations of its exposure for credit losses, examining its historical collection experience and its portfolio of customers, taking into consideration the general economic environment as well as the industry in which Firstlight operates. As Firstlight’s customer base grows, Firstlight periodically reviews whether adjustments to the provision are required. For the year ended December 31, 2008, two customers accounted for 45% and 12% of total revenues, respectively. For the year ended December 31, 2007, two customers accounted for 27%, and 19% of total revenues, respectively.

Accounts Receivable

Accounts receivables are generated from the Company’s customers. Receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a monthly review of all outstanding amounts. A valuation allowance is provided for known and anticipated credit losses, as determined by management in the course of regularly evaluating individual customer receivables. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received.

When contracted services are rendered prior to the customer being billed, revenue is recognized for the portion of the subscription period that has elapsed and unbilled receivables are created. For the periods ended September 30, 2009, December 31, 2008 and 2007 unbilled receivables were $1,000, $23,000, and $15,000, respectively.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(1) FIRSTLIGHT ONLINE AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Valuation Accounts

The table below summarizes bad debt activity and Firstlight’s provision balance for each reporting period (in thousands):

	Deducted from asset accounts: Allowance for doubtful accounts
	Nine Months Ended September 30, 2009 (unaudited)	Year Ended December 31,
		2008	2007
Balance at Beginning of Period	$46	$—	$—
Charged to Costs and Expenses	28	60	19
Write offs of Uncollectible Accounts	—	—	(19)
Foreign Currency Translation Adjustment	6	(14)	—
Balance at End of Period	$80	$46	$—

Property and Equipment

Office furniture, computer equipment, and software are recorded at cost. Depreciation of office furniture, computer equipment, and software is provided on a straight-line basis over the estimated useful lives of the assets, generally three to five years. Expenditures for normal repairs and maintenance are charged to operations as incurred. The cost of property and equipment retired or otherwise disposed of and the related accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is reflected in current operations.

Long-lived Assets

Firstlight evaluates all of its long-lived assets for impairment in accordance with the provisions of ASC 360, “Property, Plant, and Equipment.” ASC 360 requires that long-lived assets, including property and equipment, be evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. Should events indicate that any of Firstlight’s assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value of the impaired asset and the impairment will be recorded in earnings during the period of such impairment.

Recent Pronouncements

In December 2007, the FASB issued FAS 141(R), ASC 805, “Business Combinations”. ASC 805 establishes principles and requirements for how the acquirer in a business combination should recognize and measure in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognize and measure the goodwill acquired in the business combination or a gain from a bargain purchase and determine what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The provisions of ASC 805 shall be applied prospectively to business combinations with acquisition dates on or after the beginning of the first annual reporting period in which it is initially applied. ASC 805 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Firstlight does not expect ASC 805 to have a significant impact on its consolidated financial statements upon adoption.

In September 2006, the FASB released ASC 820, “Fair Value Measurements and Disclosures”, (previously FASB Staff Position (“FSP”) FAS 157-4) effective for fiscal years beginning after November 15, 2007, which was the year ending December 31, 2008 for the Company. ASC 820 defines fair value, establishes a

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(1) FIRSTLIGHT ONLINE AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. In November 2007 FASB issued accounting standards under ASC 820, which was a one-year deferral of the effective date for nonfinancial assets and liabilities that are recognized or disclosed at fair value on a nonrecurring basis. The Company will adopt the provisions that have been deferred during the year ending December 31, 2009 and is currently assessing the impact the adoption of the above deferred items will have on its financial statements.

In July 2009, the FASB issued ASC 105, “FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” “— a replacement of FASB Statement No. 162.” With the issuance of ASC 105, the FASB Standards Codification (“Codification”) becomes the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the Securities and Exchange Commission. The Codification does not change current U.S. GAAP, but changes the referencing of financial standards and is intended to simplify user access to authoritative U.S. GAAP, by providing all the authoritative literature related to a particular topic in one place. The Codification is effective for interim and annual periods ended after September 15, 2009. At that time, all references made to U.S. GAAP will use the new Codification numbering system prescribed by the FASB. Firstlight does not expect theadoption to have a material impact on our consolidated financial statements.

(2) PROPERTY AND EQUIPMENT

Property and equipment consisted of the following (in thousands):

	September 30, 2009 (unaudited)	December 31, 2008	December 31, 2007
Computer equipment	$142	$139	$146
Office furniture	43	37	—
Software	40	31	—
	225	207	146
Less accumulated depreciation	(119)	(76)	(34)
	$106	$131	$112

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over three years for computer equipment and software and five years for office furniture. Depreciation expense for the nine months ended September 30, 2009 and 2008 was $40,000 and $36,000, respectively. Depreciation expense for the years ended December 31, 2008 and 2007 was $52,000 and, $26,000, respectively.

(3) ACCRUED EXPENSES

Accrued expenses consisted of the following (in thousands):

	September 30, 2009 (unaudited)	December 31, 2008	December 31, 2007
Accrued payroll and benefits	$109	$19	$52
Accrued audit, accounting and legal fees	28	13	1
Accrued taxes	62	64	28
Accrued rent	9	5	7
Accrued related-party expenses	—	—	223
Other	8	1	1
	$216	$102	$312

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(4) INCOME TAXES

The components of the provision (benefit) from income taxes are as follows:

	As of September 30,		As of December 31,
	2009	2008	2008	2007
Current tax provision (benefit)
UK	$—	$—	$—	$—
Foreign	—	84	55	44
	—	84	55	44
Deferred tax provision (benefit)
UK	$—	$—	$—	$—
Foreign	(56)	2	4	5
	(56)	2	4	5
Total	$(56)	$86	$59	$49

The items accounting for the difference between income taxes computed at the UK statutory rate and the provision for income taxes consisted of (in thousands):

	For the Nine Months Ended September 30,				For the Years Ended December 31,
	2009 (unaudited)		2008 (unaudited)		2008		2007
UK tax benefit at statutory rate	$(177)	20%	$(416)	20%	$(504)	20%	$(600)	20%
Effect of:
Effect of Rates Different than Statutory	(22)	2%	8	0%	14	—%	17	(1)%
Permanent items	2	0%	40	(2)%	65	(3)%	(128)	4%
Other	(1)	0%	—	0%	(1)	—%	—	—%
Change in valuation allowance	142	(17)%	454	(22)%	485	(19)%	760	(25)%
Tax provision	$(56)	5%	$86	(4)%	$59	(2)%	$49	(2)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Firstlight’s net deferred tax assets were as follows (in thousands):

	As of September 30, 2009 (unaudited)	As of December 31,
		2008	2007
Deferred tax assets (liabilities):
Net operating loss carryforwards, not yet utilized	$1,677	$1,278	$1,250
Deferred revenue	155	166	242
Bad debts reserve	16	9	—
Prepaid expenses	(9)	(9)	(7)
Deferred rent	1	1	1
Other	(311)	(276)	(383)
Total deferred tax assets	1,529	1,169	1,103
Valuation allowance	(1,478)	(1,176)	(1,109)
Net deferred tax assets (liability)	$51	$(7)	$(6)

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(4) INCOME TAXES  – (continued)

On December 31, 2008, the company had UK net operating losses of approximately $6.4M. The timing and manner in which the Company may utilize the net operating loss carryforwards in subsequent tax years will be limited to the Company’s ability to generate future taxable income and potentially, limited by UK Inland tax regulations as a result of the merger agreement or other equity transactions. The net deferred tax assets for UK have been fully offset with a valuation allowance.

Firstlight concluded that there are no uncertain tax positions requiring recognition in our consolidated financial statements. Firstlight’s policy is to recognize interest and penalties in the period in which they occur in the income tax provision (benefit). Firstlight files income tax returns in the UK, India, as well as in the US federal jurisdiction and the New York state and city jurisdictions. Tax years that remain subject to examination include: UK tax returns from 2005 to present, US federal and state tax returns from 2005 to present; and India tax returns from 2005 to present. Firstlight is not currently under audit for income taxes in any jurisdiction.

(5) NET LOSS PER COMMON SHARE

Firstlight follows ASC 260, “Earnings Per Share,” for computing and presenting net loss per share information. Basic and diluted loss per common share is computed by dividing net income or (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.

The following table sets forth the computation of basic and diluted net loss per common share: (in thousands except share and per share data):

	Nine Months Ended September 30,		Year Ended December 31,
	2009 (unaudited)	2008 (unaudited)	2008	2007
Net loss numerator:	$(830)	$(2,165)	$(2,588)	$(3,047)
Denominator:
Weighted average number of common shares outstanding – basic and diluted	100	100	100	100
Basic and diluted net loss per share	$(8,300)	$(21,650)	$(25,880)	$(30,470)

(6) COMMITMENTS AND CONTINGENCIES

Lease Commitments

Firstlight conducts its operations using leased facilities in the US, UK and India. The leases terminate at various dates through fiscal year 2011 with options to renew. The US lease is the only non-cancellable lease with provisions to pay shared portions of the operating expenses such as taxes, maintenance and repair costs. The remainder of the leases can be canceled prior to their expiration with a termination penalty.

Future minimum rental payments under non-cancelable and cancelable operating leases as of December 31, 2008 are as follows (in thousands):

Year Ending December 31,	Non-cancellable	Cancellable	Total
2009	$65	$122	$187
2010	54	67	121
2011	—	28	28
Total	$119	$217	$336

Total rental expense under operating leases was approximately $131,000 and $155,000 for the nine months ended September 30, 2009 and 2008, respectively and $183,000 and $127,000 for the years ended December 31, 2008 and 2007, respectively.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(6) COMMITMENTS AND CONTINGENCIES  – (continued)

Contingencies

From time to time, Firstlight may be a party to various legal proceedings, claims, disputes and litigation arising in the ordinary course of business. Firstlight believes that the ultimate outcome of these matters, individually and in the aggregate, will not have a material adverse affect on its financial position, operations or cash flow. However, because of the nature and inherent uncertainties of litigation, should the outcome of these actions or future actions be unfavorable, Firstlight’s financial position, operations and cash flows could be materially adversely affected. In addition, Firstlight is involved in litigation with its former minority shareholder Jamara Holdings Limited and such entity’s chief operating officer and shareholder, Brett Campbell Bailey. Although Firstlight believes these legal proceedings have no merit, the outcome of litigation may be uncertain and the costs associated with defending any litigation may have negative financial and other effects on Firstlight’s financial position, results of operations or cash flows in a particular period.

(7) SEGMENT REPORTING

Our chief operating decision-maker reviews financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by geographic region for purposes of allocating resources and evaluating financial performance. There are no segment managers who are held accountable by the chief operating decision-maker, or anyone else, for operations, operating results and planning for levels or components below the consolidated unit level. Accordingly, we consider ourselves to be in a single reporting segment and operating unit structure. Major customer and geographic area revenue disclosures are presented below.

Operations by Geographic Area

The following table presents information about our operations by geographical area (in thousands):

	Nine Months Ended September 30,		Year Ended December 31,
	2009 (unaudited)	2008 (unaudited)	2008	2007
Sales to customers:
United States	$1,108	$1,642	$2,020	$1,095
United Kingdom	325	49	187	445
	$1,433	$1,691	$2,207	$1,540
Long-lived assets:
United States	$31		$42	$50
United Kingdom	3		3	—
India	72		86	62
	$106		$131	$112

Major Customers

Two customers accounted for 32% and 17%, respectively of total revenue for the nine months ended September 30, 2009 and 41% and 5%, respectively, of total accounts receivable. For the nine months ended September 30, 2008 the same two customers accounted for 42%, and 18%, respectively of total revenue. For the year ended December 31, 2008 the same two customers accounted for 45% and 12% of total revenues, respectively and for the year ended December 31, 2007, the same two customers accounted for 27%, and 19% of total revenues, respectively. The same two customers accounted for 71% and 5%, respectively, of total accounts receivable as of December 31, 2008 and 50% and 0%, respectively, of total accounts receivable as of December 31, 2007.

FIRSTLIGHT ONLINE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts expressed in thousands, except share and per share data)
(Information with respect to September 30, 2009 and 2008 is unaudited)

(8) RELATED PARTY TRANSACTIONS

Firstlight Online (NZ) Ltd

Firstlight owns 60% of Firstlight Online (NZ) Ltd. (“FLNZ”) , an entity formed to deploy and host the customer and public facing websites for which Firstlight had sold advertising. FLNZ was formed in October 2002. Jamara Holdings Limited (“Jamara”), a company based in New Zealand, owns the remaining 40% of FLNZ. Firstlight provided all funding necessary to operate FLNZ since its inception. Jamara made all operational decisions for FLNZ including managing and maintaining day-to-day operations and holds its sole board of directors seat; therefore, Jamara has the control of FLNZ. Firstlight became entangled in a legal dispute with Jamara in early 2008 over their operation of FLNZ that resulted in Firstlight’s decision to terminate Firstlight’s funding to FLNZ, which in turn led to the shut down of FLNZ in September 2008. Although FLNZ would be considered to be a variable interest entity and Firstlight would be its primary beneficiary, Firstlight determined that it was not required to apply the provisions of ASC 810 pursuant to the scope exception provided in paragraph 4(g). Despite numerous requests and exhaustive efforts, Jamara has refused to provide access to the financial records needed to consolidate FLNZ into Firstlight’s financial statements and since Firstlight does not have control of FLNZ, it was not, and would not be, able to obtain such records otherwise. Consequently, Firstlight has excluded FLNZ from the consolidation in accordance with the scope exception allowed under paragraph 4(g) of ASC 810.

FLNZ provided operational and system support for Firstlight’s ERA service. With respect to the services provided by FLNZ, Firstlight incurred $1.0 million for the nine months ended September 30, 2008 and $1.0 million and $1.5 million for the years ended December 31, 2008 and 2007, respectively. These costs are included in cost of revenues in the accompanying consolidated financial statements. At December 31, 2007 there was a balance of $4,000 due to FLNZ.

Global News Net Limited

Firstlight’s funding was historically provided by our parent, Global News Net Limited (“GNN”), the parent company of Firstlight until September 17, 2009, when Keith Young and Colin Jeavons purchased GNN’s ownership interest in Firstlight. Funding has been provided in the form of loans in Great Britain Pounds currency. These loans totaled £1.3 million and £1.4 million for the years ended December 31, 2008 and 2007, respectively. The total loan balance due to GNN at September 30, 2009, December 31, 2008 and 2007 in US Dollars was $7.5 million, $6.3 million and $6.0 million, respectively. GNN does not charge interest or obligate Firstlight to make scheduled payments. Mr. Young and Mr. Jeavons have continued to fund Firstlight operations after September 17, 2009.

Automotive World Limited

Automotive World Limited (“Automotive World”), formerly Synesis Media Limited , an auto industry publisher and customer of Firstlight, is 100% owned by GNN. Firstlight earned revenue of $12,000 from Automotive World during the year ended December 31, 2008. Prior to 2008 Automotive World was not a customer of Firstlight but was at various times used as a source of funding for its operations. As of September 30, 2009, December 31, 2008 and 2007 the total balance due Automotive World was $14,000, $15,000 and $84,000, respectively.

(9) SUBSEQUENT EVENTS

Firstlight has reviewed activities through December 24, 2009, the issue date of its financial statements and have no subsequent events to report other than the pending merger described in Note 1.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The statements contained in the following discussion that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of Firstlight’s business. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements are based on information available on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors.

The following discussion should be read in conjunction with the consolidated financial statements and notes of Firstlight thereto included elsewhere in this Information Statement.

Overview

Firstlight provides editorial related advertising services that constitute highly-targeted and cost effective online marketing tools. These services help advertisers find and retain their online customers and help publishers build their online line presence and online revenue streams.

Firstlight’s revenues are primarily generated from the sales of on-line advertisements that Firstlight hosts on micro websites built for the advertiser. These websites serve content from Firstlight’s publisher customers that is related to the product or service that is being advertised. All revenues generated from these advertisements are shared with Firstlight’s publisher customers with Firstlight’s share of the advertising revenue generated typically ranging from 33% to 50% of the total invoice amount billed to the advertiser. The majority of these revenues are for multi-month subscriptions that Firstlight recognizes on a ratable basis over the subscription period. All of the customer revenue generated in 2008 and 2007 is reported net of publishers’ advertising share because the advertising sales were invoiced and collected by the publishers.

Firstlight operates out of offices in the United States (“US”), United Kingdom (“UK”) and India.

As of September 30, 2009, Colin Jeavons and Keith Young collectively owned 100% of the outstanding shares of Firstlight and held the only seats on Firstlight’s board of directors. As of September 30, 2008 and December 31, 2008 and 2007, Global News Net Limited (“GNN”) and its shareholders Colin Jeavons and Keith Young beneficially owned 75% of the outstanding shares of Firstlight and held seats on the Board of Directors. Brett Bailey and Geoffrey Griggs each held a seat on the Firstlight board of directors as of December 31, 2007 and September 30, 2008. Mr. Bailey and Mr. Griggs were removed from the board of directors prior to December 31, 2008.

Results of Operations:

The following discussion reviews the trends and provides analysis of the changes between the nine-month periods ended September 30, 2009 and 2008 and the years ended December 31, 2008, 2007 and 2006.

Nine months ended September 30, 2009 compared to 2008:

For the nine months ended September 30, 2009, total revenues from continuing operations were $1.4 million, as compared to revenues of $1.7 million for the nine months ended September 30, 2008. The net loss for the nine months ended September 30, 2009 was $0.8 million, or $(8,300) per common share, as compared to a net loss of $2.2 million or $(21,650) per common share for the nine months ended September 30, 2008.

Years ended December 31, 2008 and 2007

For the year ended December 31, 2008, total revenues from continuing operations were $2.2 million, as compared to revenues of $1.5 million for fiscal 2007. The net loss for the year ended December 31, 2008 was $2.6 million, or $(25,880) per common share, as compared to a net loss of $3.0 million or $(30,470) per common share for fiscal 2007.

For the year ended December 31, 2007, total revenues from continuing operations were $1.5 million, as compared to revenues of $0.4 million for fiscal 2006. The net loss for the year ended December 31, 2007 was $3.0 million, or $(30,470) per common share, as compared to a net loss of $3.7 million or $(36,590) per common share for fiscal 2006.

Nine Months Ended September 30, 2009 as compared to September 30, 2008

The following table summarizes the components of revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the nine months ended September 30, 2009 and 2008.

	Components of Revenue and Expense Nine Months Ended September 30,				Increase (Decrease)
	2009	%	2008	%	%
Revenue	$1,433	100%	$1,691	100%	(15)%
Expenses:
Cost of revenues	657	46%	1,739	103%	(62)%
Selling, general and administrative	1,662	116%	2,031	120%	(14)%
Total operating expenses	2,319	162%	3,770	22.3%	(38)%
Operating loss	(886)		(2,079)		63%
Provision for Income taxes	56		(86)
Net loss	$(830)		$(2,165)

Revenues

Advertising services revenue for the nine months ended September 30, 2009 decreased 17% or $0.3 million to $1.4 million from $1.7 million for the nine months ended September 30, 2008. The decrease in advertising services revenue is due to slower ad sales for the nine-month period ended September 30, 2009 which management believes is a result of a number of factors, including the slow down in the economy and management’s focus on the new business model to be pursued in connection with the anticipated merger. Firstlight experienced decreased revenue during the nine months ended September 30, 2009 despite of an overall increase in the number of publishers under contract for Firstlight’s editorial advertising services. Publishers under contract for the nine months ended September 30, 2009 increased to 30 from 25 compared to the nine months ended September 30, 2008.

Average revenues per customer decreased by $21,000 to $48,000 for the nine months ended September 30, 2009 from $69,000 for the in the nine months ended September 30, 2008 due to slower ad sales experienced during the nine months ended September 30, 2009 as a result of the slow down in the economy and the management’s focus on the new business model to be pursued in connection with the anticipated merger.

Revenue is generated from customers located in the United States (“US”) and in other international locations (“non-US”). Non-US revenue is principally generated from services provided to publishers located primarily in the United Kingdom. For the nine months ended September 30, 2009 US revenues were $1.1 million (77%) and non-US revenues were $0.3 million (23%). For the nine months ended September 30, 2008 US revenues were $1.6 million (97%) and Non US revenues were $0.1 million (3%).

Two customers accounted for 49% (32% and 17%, respectively) of the revenue generated during the nine months ended September 30, 2009. These same two customers accounted for 60% (42% and 18%, respectively) of the revenue generated during the nine months ended September 30, 2008.

Operating Expenses

Cost of Revenues

Cost of revenue decreased 62% or $1.0 million to $0.7 million for the nine months ended September 30, 2009 from $1.7 million for the nine months ended September 30, 2008. This decrease is principally due to the move of micro-website production, the vehicle that delivers editorial related ads to the end users, from the

New Zealand operation to India in September 2008 as a result of a legal dispute with Jamara Holdings, a significant shareholder of Firstlight’s New Zealand operation. The legal dispute resulted in Firstlight’s decision to discontinue the relationship with the New Zealand operation and move micro site development and deployment to India in September 2008. This decision to discontinue the relationship led to a decrease the amounts paid to the New Zealand operation by $1.0 million during the current fiscal year.

Selling, general and Administrative

Selling, General and administrative expense decreased 14% or $0.3 million to $1.7 million for the nine months ended September 30, 2009 from $2.0 million for the nine months ended September 30, 2008. The decrease includes a $0.4 million decrease in employee costs from the combination of lower sales head count and lower sales commissions stemming from lower advertising sales levels experienced during 2009 and lower facilities costs resulting from a move to lower cost facilities in late 2008. These decreases were offset by increases in other operating costs that increased $0.1 million in the aggregate during the 2009 period.

Years Ended December 31, 2008 and 2007

The following table summarizes the components of revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the years ended December 31, 2008, 2007 and 2006.

	Components of Revenue and Expenses						Increase (Decrease)
	Fiscal years ended December 31,						From 2007 to 2008	From 2006 to 2007
	2008		2007		2006 (unaudited)
	$	%	$	%	$	%	%	%
Revenue	$2,207	100%	$1,540	100%	$424	100%	43%	263%
Expenses:
Cost of revenues	2,022	98%	2,174	141%	2,176	513%	(7)%	—
Selling, general and administrative	2,714	123%	2,364	153%	1,907	449%	15%	25%
Total operating expenses	4,736	215%	4,538	295%	4,083	962%	4%	42%
Operating loss	(2,529)		(2,998)		(3,659)
Income taxes	(59)		(49)		—		0%	0%
Net loss	$(2,588)		$(3,047)		$(3,659)		(15)%	(18)%

Revenues

Advertising services revenue for the year ended December 31, 2008 increased 43% or $0.7 million to $2.2 million from $1.5 million for fiscal 2007 due to an overall increase in the number of publishers subscribed to Firstlight’s editorial advertising services. Publishers under contract for the year ended December 31, 2008 increased by 9 to 24 in 2008 from the 15 serviced in fiscal 2007.

Advertising services revenues for the year ended December 31, 2007 increased 263% to $1.5 million from $0.4 million during the same period of the prior fiscal year due to an overall increase in the number of publishers subscribed to Firstlight’s editorial advertising services. Publishers under contract for Firstlight’s service increased by 9 to 15 for the year ended December 31, 2007 up from the 6 serviced during fiscal 2006. The customer increase is due to expansion of Firstlight’s sales force in the US.

Average revenues per customer decreased by $11,000 to $92,000 for the year ended December 31, 2008 from $103,000 during fiscal 2007 due to slower ad sales experienced during the second half of 2008 as a result of the slowing economy. Average revenue per customer during the year ended December 31, 2007 grew by approximately $31,000 to $103,000 from $71,000 during fiscal 2006 due to the expansion of sales force in the US.

Revenue is generated from customers located in the US and in other international locations. Non-US revenue is principally generated from services provided to publishers located primarily in the United Kingdom. For the year ended December 31, 2008 US revenues were $2.0 million (92%) and non-US revenues were $0.2 million (8%). For the year ended December 31, 2007 US revenues were $1.1 million (71%) and non-US revenues were $0.4 million (29%). For the year ended December 31, 2006 US revenues were $0.1 million (20%) and Non US revenues were $0.3 million (80%).

Revenue from international operations is generated from publishers located primarily in the United Kingdom. International revenues were $0.2 million (8%); $0.4 million (29%) and $0.3 million (80%) in the years ended December 31, 2008, 2007 and 2006, respectively.

Two customers accounted for 57% (45% and 12%, respectively) of the revenue generated during the year ended December 31, 2008. Two customers accounted for 46% (27% and 19%, respectively) of the revenue generated during the year ended December 31, 2007. Three customers accounted for 93% (58%, 22% and 13%, respectively) of the revenue generated during the year ended December 31, 2006.

Operating Expenses

Cost of Revenues

Cost of revenue decreased 7% or $0.2 million to $2.0 million for the year ended December 31, 2008 from $2.2 million in the comparable period of the prior fiscal year. This decrease is attributable to move of micro-website production, the vehicle that delivers editorial related ads to the end users, from the New Zealand operation to India as a result of a legal dispute with Jamara Holdings, a significant shareholder of the New Zealand operation. The legal dispute resulted in Firstlight’s decision to discontinue the relationship with the New Zealand operation and move micro site development and deployment to India in September 2008. This decision led to a decrease in the amounts paid to the New Zealand operation by $0.5 million to $1.0 million from $1.5 million paid in 2007. This decrease was offset in part by the ramp up of the operation in India to take on the services provided by the New Zealand operation and growth in the customer base. The increase in India expenses was $0.4 million and was principally employee costs from increased headcount.

Cost of revenue decreased by 3% or $0.1 million to $2.2 million for the year ended December 31, 2007 from $2.3 million for fiscal 2006, the decrease includes a $0.5 million decrease in costs stemming from the termination of an unprofitable customer contract with a publisher, offset in part by a $0.4 million increase in costs from the ramp up of the operation in India to support the growth in customers during 2007.

Selling, General and Administrative

Selling, general and administrative expense increased 16% or $0.3 million to $2.7 million for the year ended December 31, 2008 from $2.4 million for fiscal 2007. The increase includes a $0.4 million increase in employee costs stemming principally from the addition of a finance executive in the UK office in early 2008 a role that no one occupied in prior periods); a $0.3 million increase in legal and accounting expenses due principally to the legal dispute with Jamara holdings, offset in part by a $0.3 million decrease in sales expenses due to lower sales by customer in 2008 when compared to the prior year.

Selling, general and administrative expense increased 25% or $0.5 million to $2.4 million for the year ended December 31, 2007 from $1.9 million for fiscal 2006. The increase includes a $0.4 million increase in employee costs stemming from the addition of sales personnel in the US operation to support the growth in the number of publishers supported by Firstlight and a $0.1 million increase in legal and accounting expenses.

Liquidity and Capital Resources

The table below summarizes Firstlight’s combined balance of cash, cash equivalents and restricted cash at September 30, 2009 and at December 31, 2008 and 2007, respectively.

	September 30,	December 31,
	2009	2008	2007	Change
Cash and Cash Equivalents	$21,000	$9,000	$34,000	$12,000	$(25,000)

Nine months ended September 30, 2009

At September 30, 2009, Firstlight’s principal source of liquidity was cash and cash equivalents of $21,000, which had had increased by $12,000 from $9,000 at December 31, 2008.

Operating activities consumed $615,000 in cash during the nine months ended September 30, 2009. The primary use of cash from operating activities was the net loss from operations of $830,000. The net loss was reduced for non-cash expenses represented by depreciation and amortization expense of $40,000, the provision for bad debts of $28,000 and a deferred tax asset of $56,000. A decrease in accounts receivables increased operating cash flow by $42,000. The decrease in accounts receivables reflects the combination of Firstlight’s efforts to collect outstanding receivable balances and shorten the payment cycle coupled with an overall reduction in sales volume from the slower advertising sales experienced in 2009. An increase in accounts payable and accrued expenses increasing operational cash flow by $285,000 during 2009. The increase in accounts payable and accrued expenses is due to Firstlight’s efforts to slow payments in vendors in response to the overall slower economy and lower ad sale revenues. Deferred revenue decreased $134,000 in fiscal 2009, due to slower advertising sales.

Firstlight’s investing activities for the nine months ended September 30, 2009 used $14,000 in cash for the purchases of equipment used in providing services to customers.

Cash flow provided by financing activities of approximately $611,000 during the nine months ended September 30, 2009 was provided by Firstlight’s then direct shareholder, Global News Net, to fund operations as Firstlight had not achieved cash flow breakeven for this business.

Cash flow also benefited from a favorable change in foreign currency exchange rates for the nine months ended September 30, 2009, which provided $30,000 of cash flow during the period.

Year ended December 31, 2008

At December 31, 2008, Firstlight’s principal source of liquidity was cash and cash equivalents of $9,000, which had decreased by $25,000 during the period from $34,000 at December 31, 2007.

Operating activities used $2,349,000 in cash during the year ended December 31, 2008. The primary use of cash from operating activities was the net loss from operations of $2,588,000. The net loss was reduced for non-cash expenses represented by depreciation and amortization expense of $52,000 the provision for bad debts of $60,000 and deferred taxes of $4,000. The significant contributors to the use of cash during the period included a decrease in accounts receivable, which increased operating cash flow by $349,000. The slower economy has resulted in decreased advertising sales experienced during the second half of 2008. Prepaid expenses and other assets increased by $71,000 during 2008 for cash investment in such prepaid balances during 2008. A decrease in accounts payable and accrued expenses during the period decreasing operational cash flow by $96,000 during 2008. The decrease in accounts payable and accrued expenses is due to the combination of the payment balances due to vendors and slower advertising sales during the period. Deferred revenue decreased $59,000 due to due to slowing advertising sales during the second half of 2008.

Firstlight’s investing activities for the year ended December 31, 2008 used $117,000 in cash for purchases of equipment used in providing services to customers.

Cash flow provided by financing activities of approximately $2,491,000 during the year ended December 31, 2008 was provided by Firstlight’s then direct shareholder, Global News Net, to fund operations as Firstlight had not achieved cash flow breakeven for this business.

Cash flow was reduced by unfavorable changes in foreign currency exchange rates for the year ended December 31, 2008 which used $50,000 of cash flow during the period.

As previously mentioned, the economic slowdown that has been experienced over most sectors of the global economy may continue to result in slower advertising share growth during 2010. Industry analysts and several of Firstlight’s customers are expecting lower ad revenues and slower online ad growth on a site by site basis. While Firstlight will attempt to counteract this trend with contracts with new publishers and an overall increase its efforts to sell advertising, Firstlight could experience lower revenues in the coming quarters from its revenue sharing contracts with publishers.

The accompanying financial statements have been prepared on a basis which assumes that Firstlight will continue as a going concern and contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Accordingly, the financial statements do not include any adjustments that might be necessary should Firstlight be unable to continue in existence. Firstlight has a limited operating history, negative working capital and shareholders’ equity and has incurred losses and negative cash flows from operations since inception. Firstlight expects to incur additional losses and will require additional funding to continue its operations. These circumstances raise substantial doubt about Firstlight’s ability to continue as a going concern. Firstlight intends to seek additional equity financing during the next twelve months. However, there can be no assurance that such additional funding will be available on terms acceptable to Firstlight or at all.

Quantitative and Qualitative Disclosures about Market Risk

Firstlight’s market risks, without taking into account the proposed merger, have consisted primarily of currency and interest-rate risks arising from the GNN Debt. Such loans will be assigned for the benefit of VSW in consideration of the issuance of shares of common stock of VSW to Messrs. Jeavons and Young, the shareholders of GNN and the intended holders of such loans immediately prior to the closing of the Merger.

Profit/Loss History

Firstlight has incurred substantial operating losses in every year of its existence.

INFORMATION ABOUT CONVERA

Business Overview

We provide vertical search services to trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the World Wide Web. The result is a more relevant and comprehensive search experience for the user designed to drive traffic to the publishers’ websites.

Revenues for our vertical search services are generated under two different pricing models that are determined at the time that the contract with the publisher is executed. These pricing models result in us either receiving a percentage of the publishers’ advertising revenues earned by the search sites or from selling a fixed quantity of searches executed on the search site each month for a fixed monthly fee. Many of our Ad share contracts with publishers also contain minimum fees that we are entitled to receive until website advertising revenue generated by the publishers’ search sites exceeds these minimum amounts. We can also generate revenues from hosting publisher websites and from providing technical staff training. We offer professional services to customize publisher websites and optimize search engines, as well as website monetization consulting. Our Converanet service, which was launched in December 2008, is designed to drive traffic to our publisher sites also generates revenues from selling advertising on its site.

The first publisher search site using our vertical search services was launched in November 2006. Our sales and marketing efforts are targeting the top 50 business-to-business publishers in both the United States and United Kingdom, with the goal of building the largest collection of search-based professional user websites on the internet.

Our Class A Common Stock is traded on the NASDAQ Global Market under the symbol “CNVR”. As of September 22, 2009, Allen Holding, Inc., together with Allen & Company Incorporated, Herbert A. Allen and certain related parties beneficially owned approximately 42% of our voting power and currently hold two seats on the board of directors, and would therefore be able to influence the outcome of matters requiring a vote by our stockholders.

For a more detailed description of our business, please see please see Item 1 in Convera’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, as amended, attached as Annex G to this Information Statement. You can find more information about us under “Where You Can Find More Information.”

We are located at 1919 Gallows Road, Suite 1050, Vienna, Virginia 22182, Telephone: (703) 761-3700.

Description of Property

We occupy our corporate headquarters under a lease agreement that expires on January 31, 2013 for a total of approximately 4,803 square feet of space in an office building in Vienna, Virginia.

We also lease office space in Carlsbad, California and have subleased space to tenants at our former offices in Montreal, Canada. We utilize a hosting facility located in Dallas, Texas operated under a master hosting arrangement with AT&T that expires in July 2009.

Legal Proceedings

None.

Changes and Disagreements with Accountants

None.

Market Price and Dividends on Convera’s Common Equity and Related Stockholder Matters

Our Class A common stock is listed on the NASDAQ Global Market under the symbol “CNVR.”

The following table sets forth the high and low sale prices for our Class A common stock on the NASDAQ Global Market for the period from February 1, 2007 through September 17, 2009. The number of stockholders of record of our Class A common stock as of September 17, 2009 was 786. There were no shares of our Class B common stock issued or outstanding at that date. We have never declared or paid dividends on our common stock and do not expect to do so for the foreseeable future.

	High	Low
Fiscal 2010 (February 1, 2009 – September 17, 2009)
First Quarter	$0.22	$0.15
Second Quarter	0.35	0.18
Third Quarter (through September 17, 2009)	0.32	0.19
Fiscal 2009 (February 1, 2008 – January 31, 2009)
First Quarter	$2.24	$1.33
Second Quarter	1.72	1.03
Third Quarter	1.26	0.32
Fourth Quarter	0.72	0.16
Fiscal 2008 (February 1, 2007 – January 31, 2008)
First Quarter	$3.98	$2.50
Second Quarter	4.75	3.08
Third Quarter	3.98	2.72
Fourth Quarter	3.89	2.00

The following table sets forth, as of July 31, 2009, information with respect to our equity compensation plans:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders:
Convera Employee Stock Option Plan	6,191,396	$3.77	4,425,557
Equity compensation plans not approved by security holders:	None	N/A	N/A

OTHER INFORMATION

Outstanding Voting Stock of the Company

As of September 9, 2009, there were 54,157,738 shares of our Class A Common Stock issued and 53,501,183 shares of our Class A Common Stock outstanding. Each outstanding share of our Class A Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 9, 2009, information concerning the beneficial ownership of all classes of our common stock of (i) all persons known to us to beneficially own 5% or more of our common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all of our directors and executive officers as a group. Share ownership includes shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 9, 2009.

Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership(1)		Percent of Class (%)
Allen Holding Inc.	11,728,587	(2)	21.9
LMM LLC	4,443,889	(3)	8.3
Susan K. Allen	3,170,369	(4)	5.9
Ronald J. Whittier	1,359,771	(5)	2.5
Herbert A. Allen	17,276,457	(6)	32.3
Herbert A. Allen III	605,787	(7)	1.1
Eli S. Jacobs	30,834	(8)	*
Ajay Menon	20,834	(9)	*
Carl J. Rickertsen	65,000	(10)	*
Jeffrey White	85,000	(11)	*
John C. Botts	20,834	(12)	*
Alexander F. Parker	20,834	(13)	*
Patrick C. Condo	1,705,655	(14)	3.1
Matthew G. Jones	210,507	(15)	*
All directors and executive officers as a group (11 persons)	21,401,513	(16)	38.0

*	Represents less than one percent of the outstanding common stock.
**	Unless otherwise indicated, the address should be: c/o Convera Corporation, at 1919 Gallows Road, Suite 1050, Vienna, Virginia.
(1)	To our knowledge, each person or entity listed has sole voting and investment power as to the shares indicated, except as described below.
(2)	Includes shares owned by Allen & Company Incorporated (“ACI”), a wholly-owned subsidiary of Allen Holding Inc. (“AHI”). Does not include any shares held directly by Herbert A. Allen, Herbert A. Allen III, Susan K. Allen, Bruce Allen and certain of their affiliates, who together with AHI and ACI may be considered a “group,” as such term is defined by Section 13(d) of the Securities Exchange Act of 1934 (“Section 13(d)”), and as disclosed in the Amendment No. 4 on Schedule 13D filed by such parties with the SEC on July 14, 2005. The address for AHI is 711 Fifth Avenue, NY, NY 10022.
(3)	As reported in an Amendment No. 5 to Schedule 13G filed with the SEC by LMM, LLC and Legg Mason Opportunity Trust on February 17, 2009. The address for this holder is 100 Light Street, Baltimore, MD 21202.
(4)	Does not include shares owned by AHI, ACI, Herbert A. Allen, Herbert A. Allen III, Bruce Allen and certain of their affiliates, who together with Ms. Allen may be considered a “group,” as such term is defined by Section 13(d). The address for Ms. Allen is 711 Fifth Avenue, NY, NY 10022.
(5)	Includes outstanding options to purchase 925,000 shares, which were exercisable on or within 60 days of September 9, 2009.

(6)	Includes the shares held directly by AHI, ACI and Allen SBH Investments LLC (“SBH”). Mr. Allen, a stockholder and the President and Chief Executive Officer of AHI, the President and Chief Executive Officer of ACI and a stockholder and the Managing Member, President and Chief Executive Officer of SBH, may be deemed a beneficial owner of the shares held by AHI, ACI and SBH. Mr. Allen disclaims beneficial ownership of the securities reported to be held by AHI, ACI and SBH, except to the extent of his pecuniary interest therein. Also includes 25,000 shares underlying outstanding stock options exercisable within 60 days of September 9, 2009 held by Mr. Allen. Does not include shares owned by Herbert A. Allen III, Susan K. Allen, Bruce Allen and certain of their affiliates, who together with Mr. Allen, AHI, ACI and SBH may be considered a “group,” as such term is defined by Section 13(d).
(7)	Includes 196,667 shares owned by Allen & Company LLC, as to which Mr. Herbert A. Allen III shares voting and disposition authority. Also includes outstanding options to purchase 25,000 shares, which were exercisable on or within 60 days of September 9, 2009. Mr. Allen disclaims beneficial ownership of the shares held by Allen & Company LLC, except to the extent of his pecuniary interest therein. Does not include shares owned by AHI, ACI, SBH, Herbert A. Allen, Susan K. Allen, Bruce Allen and certain of their affiliates, who together with Mr. Herbert A. Allen III may be considered a “group,” as such term is defined by Section 13(d).
(8)	Represents outstanding options to purchase 30,834 shares, which were exercisable on or within 60 days of September 9, 2009.
(9)	Represents outstanding options to purchase 20,834 shares, which were exercisable on or within 60 days of September 9, 2009.
(10)	Represents outstanding options to purchase 65,000 shares, which were exercisable on or within 60 days of September 9, 2009.
(11)	Represents outstanding options to purchase 85,000 shares, which were exercisable on or within 60 days of September 9, 2009.
(12)	Represents outstanding options to purchase 20,834 shares, which were exercisable on or within 60 days of September 9, 2009.
(13)	Represents outstanding options to purchase 20,834 shares, which were exercisable on or within 60 days of September 9, 2009.
(14)	Includes outstanding options to purchase 1,454,700 shares, which were exercisable on or within 60 days of September 9, 2009.
(15)	Includes outstanding options to purchase 202,498 shares, which were exercisable on or within 60 days of September 9, 2009.
(16)	Includes outstanding options to purchase 2,875,534 shares, which were exercisable on or within 60 days of September 9, 2009. Also includes the shares held by the entities described in footnotes (7) and (8) above deemed to be beneficially owned by Herbert A. Allen and Herbert A. Allen III, respectively.

Certain Relationship and Related Transactions

Since February 1, 2007, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of our capital stock or any member of such person’s immediate family had or will have a direct or indirect material interest other than agreements which are described under the caption “Executive Compensation” of our annual report on Form 10-K for fiscal year ended January 1, 2009 attached as Annex G to this Information Statement and the transactions described below.

Pursuant to the Audit Committee Charter, our Audit Committee is responsible for reviewing and approving any transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000. The Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products.

On March 31, 2007, we agreed to sell the assets of its Enterprise Search business to Fast Search & Transfer (“FAST”) for $23.0 million. The transaction closed on August 9, 2007, with FAST assuming certain obligations of the business and retaining certain employees serving our Enterprise Search customers. Allen & Company LLC, an investment banking firm affiliated with certain of our directors, acted as a financial advisor to us with respect to the transaction and received 1.5% of the consideration plus expenses, which totaled $349,000. Mr. Herbert A. Allen III is President of Allen & Company LLC and Mr. Donald R. Keough is Chairman of Allen & Company LLC. Mr. Herbert A. Allen is President, Chief Executive Officer, and a director of Allen & Company Incorporated, which is affiliated with Allen & Company LLC.

John C. Botts, a member of our board of directors, is also Chairman of United Business Media PLC, the parent company of CMP Information LTD (“CMP”) which is one of our customers. Sales by us to CMP for the three and six months ended July 31, 2009 were $16,000 and $39,000, respectively. Amounts due to us from CMP were $16,000, and $377,000 (excluding deferred revenue) as of July 31, 2009 and January 31, 2009, respectively.

We have entered into indemnification agreements with our directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and certain future officers.

Financial Information

Our financial statements for the year ended January 31, 2009 are included in our Annual Report on Form 10-K, which was filed with the SEC on April 3, 2009 for the fiscal year ended January 31, 2009 and attached as Annex G to this Information Statement. You should read our Annual Report on Form 10-K and Form 10-K/A for the twelve months ended January 31, 2009, quarterly reports on Forms 10-Q for the periods ended April 30, 2009, July 31 and October 31, 2009, which are attached to this Information Statement as Annex H, Annex I and Annex J, and all documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the Plan of Dissolution.

Pro Forma Financial Information

The following unaudited pro-forma condensed balance sheet presents the combined financial position of Convera reflecting its contribution of the assets of its vertical search business and the merger of Convera’s two wholly owned subsidiaries, B2B and Technologies with and into VSW 2, a direct parent company of Firstlight, as if the transaction had occurred on October 31, 2009. Such pro-forma information is based on the historical balance sheet of Convera and its acquisition of 33% of shares of Vertical Search Works, Inc. (“VSW”), an indirect parent company of VSW2, on the purchase method of accounting. Convera will account for its investment in VSW on the equity method. This pro forma condensed balance sheet should be read in conjunction with the pro forma condensed combined statements of operations for the year ended January 31, 2009 and for the nine months ended October 31, 2009 and the historical financial statements and notes thereto of Convera and Firstlight included elsewhere in this information statement.

Convera Pro Forma Balance Sheet at October 31, 2009

Amounts in 000’s

	Convera Historical at October 31, 2009	Adjustments		Proforma Balances
Assets
Current assets
Cash and cash equivalents	$15,572	$(1,866)	A	$13,706
Accounts Receivable net	259	(259)	A	—
Prepaid and other assets	198	(164)	A	34
Current Assets	16,029	(2,289)		13,740
Equipment & leasehold improvements, net	66	(66)	A	—
Investment in NewCo (Vertical Search Works)	—	5,885	B	5,885
Other assets	621	(38)	A	583
Total Assets	$16,716	$3,492		$20,208
Liabilities and Shareholder’s Equity
Current liabilities
Accounts payable	$422	$(365)	A	$57
Accrued Expenses and other current liabilities	1,516	(1,292)	A	1,133
		909	C
Current liabilities	1,938	(748)		1,190
Long term Liabilities	18	—		18
Total liabilities	1,956	(748)		1,208
Shareholder’s Equity	14,760	5,149	B	19,000
		(909)	C
Liabilites and shareholder’s equity	$16,716	$3,492		$20,208

Notes to the consolidated proforma balance sheet

A.	This adjustment reflects Convera’s contribution of $1,866,000 in cash, the operating assets of Convera’s vertical search business and the transfer of the liabilities relating to Convera’s vertical search business in exchange for a 33% interest in VSW, in accordance with the Merger Agreement.
B.	This adjustment recognizes the investment in VSW based on Convera holding 33% of the $17,835,000 enterprise value determined in the fairness opinion issued by Hempstead. This adjustment implies a gain of $5,149,000 which appears in equity.
C.	This entry accrues the remaining estimated transaction fees, executive severance and transition payments to employees of Convera as of October 31, 2009.

See accompanying notes to the consolidated proforma balance sheet

The following unaudited pro-forma condensed statements of operations for the fiscal year ended January 31, 2009 and for the nine months ended October 31, 2009, present the combined operations of Convera reflecting its vertical search business and the merger of its two wholly owned subsidiaries, B2B and Technologies, with VSW2, the direct parent company of Firstlight, as if the transaction had occurred on February 1, 2008. Such pro forma information is based on the historical statement of operations of Convera and reflects its acquisition of 33% of VSW, on the purchase method of accounting. Convera will account for its investment in VSW on the equity method. This pro forma condensed statement of operations should be read in conjunction with the historical financial statements and notes thereto of Convera and Firstlight included elsewhere in this information statement.

Convera Pro Forma Statement of Operations for the fiscal year ended January 31, 2009

Amounts in 000’s

	Convera Historical January 31, 2009 Results	Proforma Adjustments		Proforma Results
Revenue	$1,341	$(1,341)	A	$—
Cost of revenue	7,003	(7,003)	A	—
Sales and marketing	3,340	(3,340)	A	—
Research and product development	4,668	(4,668)	A	—
General and administrative	7,040	(7,040)	A	1,983
		1,983	B
		—		—
Impairment of long lived assets	3,133	(3,133)	A	—
	25,184	(23,201)		1,983
Operating loss	(23,843)	21,860		(1,983)
Loss on Investment in VSW	—	(4,519)	C	(4,519)
Other income, net	1,257	—		1,257
Loss before Income tax expense	(22,586)	17,341		(5,245)
Income tax	—	—		—
Net Loss	$(22,586)	$17,341		$(5,245)

Convera Pro Forma Statement of Operations for the Nine Months ended October 31, 2009

Amounts in 000’s

	Convera Historical October 31, 2009 Results	Proforma Adjustments		Proforma Results
Revenue	$595	$(595)	A	$—

Cost of revenue	2,059	(2,059)	A	—
Sales and marketing	672	(672)	A	—
Research and product development	2,011	(2,011)	A	—
General and administrative	4,303	(4,303)	A	1,119
		1,119	B
	9,045	(7,926)		1,119
Operating loss	(8,450)	7,331		(1,119)
Loss on Investment in VSW	—	(2,249)	C	(2,249)
Other income, net	35	—		35
Loss before Income tax expense	(8,415)	5,082		(3,333)
Income tax	—	—		—
Net Loss	$(8,415)	$5,082		$(3,333)

See accompanying notes to the consolidated pro forma statement of operations

Notes to consolidated proforma statements of operations

A.	This entry removes the historical operating results of Convera’s sole business operation, its vertical search businesses, including removing selling expenses and general and administrative expense, as incurred and historically reported, and replacing these with the amounts that would have been incurred by Convera had the transaction had closed on February 1, 2008.
B.	Entry restores the historical expenses associated with Convera being and operating as a public company to for the year ended January 31, 2009 and the nine months ended October 31, 2009.
C.	Recognizes Convera’s 33% share of the aggregate loss that would have been generated by VSW for the year ended January 31, 2009 and the nine month period ended October 31, 2009.

Management’s Discussion and Analysis of Financial Condition and Results of Operation of Convera

For “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended January 31, 2009, please see Item 7 in Convera’s Annual Report on Form 10-K, as amended, attached as Annex G to this Information Statement.

For “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the three months ended April 30, 2009, please see Item 2 in Convera’s Quarterly Report on Form 10-Q, attached as Annex H to this Information Statement.

For “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the three months ended July 31, 2009, please see Item 2 in Convera’s Quarterly Report on Form 10-Q, attached as Annex I to this Information Statement.

For “Management’s Discussion and Analysis on Financial Condition and Results of Operations” for the three months ended October 31, 2009, please see Item 2 in Convera’s Quarterly Report on Form 10-Q, attached as Annex J to this Information Statement.

Quantitative and Qualitative Disclosure about Market Risk

For “Quantitative and Qualitative Disclosures about Market Risk” for the three months ended October 31, 2009, please see Item 3 in Convera’s Quarterly Report on Form 10-Q for the same fiscal period, attached as Annex J to this Information Statement.

DISTRIBUTION OF INFORMATION STATEMENT

We will pay the costs of distributing this Information Statement. This distribution will be made by mail.

WHERE TO OBTAIN MORE INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge. When requesting such materials and information from the SEC, please reference the Company’s SEC file number, which is “001-13507.”

We have attached as annexes to this Information Statement the following additional documents:

•	Plan of Dissolution, attached to this Information Statement as Annex A;
•	Amended and Restated Agreement and Plan of Merger attached to this Information Statement as Annex B;
•	Fairness Opinion of Hempstead and Co., Inc., attached to this Information Statement as Annex C;
•	Transition Agreement between Convera and Patrick Condo, attached to this Information Statement as Annex D;
•	Amendment to the Certificate of Incorporation of Convera, attached to this Information Statement as Annex E;
•	Written Consent of Holders of a Majority of Shares of Class A Common Stock of Convera attached to this Information Statement as Annex F;
•	Convera’s Annual Report on Form 10-K for the year ended January 31, 2009 attached to this Information Statement as Annex G;
•	Convera’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2009 attached to this Information Statement as Annex H;
•	Convera’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2009 attached to this Information Statement as Annex I; and
•	Convera’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 attached to this Information Statement as Annex J.

We have supplied all information contained or attached to this Information Statement relating to Convera and its subsidiaries, and Firstlight has supplied all information relating to Firstlight and its parent and affiliated companies.

If you are a stockholder, you may have received some of the documents attached to this Information Statement as annexes. You may also obtain any of those documents from the appropriate company or the SEC or the SEC’s Internet web site described above. We will provide an addition copy of these documents (excluding their exhibits) at no charge by first class mail or other equally prompt means within one business day of receipt of your request. Requests for such documents should be directed to:

Convera Corporation
1919 Gallows Road, Suite 1050
Vienna, Virginia 22182
Attention: Matthew Jones
Telephone: (703) 761-3700

One Information Statement is mailed to multiple stockholders sharing the same address unless we receive contrary instructions from one or more of the stockholders. Please send requests for additional Information Statements or SEC reports to the person and address noted above. If multiple stockholders sharing the same address are receiving multiple copies of Information Statements or SEC reports and only wish to receive one copy at such address, please send such request to the person and address noted above.

Annex A

PLAN OF DISSOLUTION AND
LIQUIDATION OF CONVERA CORPORATION

This Plan of Dissolution and Liquidation (the “Plan”) is intended to accomplish the dissolution and liquidation of Convera Corporation, a Delaware corporation (the “Company”), in accordance with Section 275 and other applicable provisions of the General Corporation Law of Delaware (“DGCL”).

1.  Approval and Adoption of Plan.

This Plan shall be effective when all of the following steps have been completed:

(a) Resolutions of the Company’s Board of Directors:  The Company’s Board of Directors (the “Board”) shall have adopted a resolution or resolutions with respect to the following:

(i) Complete Dissolution and Liquidation:  The Board shall deem it advisable for the Company to be dissolved and liquidated completely.

(ii) Adoption of the Plan:  The Board shall approve this Plan as the appropriate means for carrying out the complete dissolution and liquidation of the Company.

(iii) Sale and Distribution of Assets:  The Board shall determine that, as part of the Plan (but not as a separate matter arising under Section 271 of the DGCL), it is deemed expedient and in the best interests of the Company to sell or distribute to stockholders all or substantially all of the Company’s property and assets in order to facilitate liquidation and distribution to the Company’s creditors and stockholders, as appropriate.

(b) Adoption of this Plan by the Company’s Stockholders.  This Plan, including the dissolution of the Company and those provisions authorizing the Board to sell or distribute to stockholders all or substantially all of the Company’s assets in connection therewith, shall have been approved by the holders of a majority of the voting power of the outstanding capital stock of the Company entitled to vote thereon by written consent or at a special meeting of the stockholders of the Company called for such purpose by the Board. The date of such approval shall be referred to in this Plan as the “Approval Date.”

2.  Dissolution and Liquidation Period.

Once the Plan is effective, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable:

(a) the filing of a Certificate of Dissolution of the Company (the “Certificate of Dissolution”) pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution shall become effective (the “Effective Date”), and the completion of all actions that may be necessary, appropriate or desirable to dissolve the Company;

(b) the cessation of all of the Company’s business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except and insofar as necessary for the sale of its assets and for the proper winding up of the Company pursuant to Section 278 of the DGCL;

(c) the negotiation and consummation of sales and conversion of all of the assets and properties of the Company into cash and/or other distribution form, including the assumption by the purchaser or purchasers of any or all liabilities of the Company;

(d) the taking of all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL;

(e) the (i) payment or making reasonable provision to pay all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company; and (ii) making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party; and (iii) making of such provision as shall be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution. Provided that the Approval Date shall have occurred and a Certificate of Dissolution shall have been filed with respect to the Company as provided in Section 275(d) of the DGCL, any unexpended amounts remaining in the Contingency Reserve (defined below) shall be transferred to the Liquidating Trust described in Section 8 below no later than the third anniversary of the Approval Date (the “Final Distribution Date”); and

(f) the distribution of the remaining funds, assets and properties of the Company, if any, to its stockholders or a liquidating trust pursuant to this Plan and the DGCL.

Without limiting the generality of the foregoing, the Board may instruct the officers of the Company to delay the taking of any of the foregoing steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company’s assets upon liquidation; provided, that such steps may not be delayed longer than is permitted by applicable law.

In addition, notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 281(b) of the DGCL, and the adoption of the Plan by the stockholder of the Company as provided in Section 1 above shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Sections 280 and 281(a) thereof.

3.  Authority of Officers and Directors.

After the Effective Date, the Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors and advisors in connection with the winding up process, and is authorized to pay to the Company’s officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, shall be required to undertake, or actually undertake, in connection with the successful implementation of this Plan. Adoption of this Plan by the stockholders of the Company as provided in Section 1 above shall constitute the approval by the Company’s stockholders of the Board’s authorization of the payment of any such compensation.

The adoption of the Plan by the stockholders of the Company as provided in Section 1 above shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver all of the assets and properties of the Company; (iii) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute any properties and assets of the Company and all remaining funds pro rata to the Company’s stockholders of the Class A Common Stock in accordance with the respective number of shares then held of record.

4.  Conversion of Assets Into Cash and/or Other Distributable Form.

Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible, proceed to (i) collect all sums due or owing to the Company, (ii) sell and convert into cash and/or other distributable form of all the remaining assets and properties of the Company, if any, and (iii) out of the assets and properties of the Company, pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Section 2 above, including all expenses of the sales of assets and of the dissolution and liquidation provided for by the Plan.

The adoption of the Plan by the stockholders of the Company as provided in Section 1 above shall constitute full and complete authority for any sale, exchange or other disposition of the properties and assets of the Company contemplated by the Plan, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all such contracts for sale, exchange or other disposition. The Company may invest in such interim assets as determined by the Board in its discretion, pending conversion to cash or other distributable forms.

5.  Professional Fees and Expenses.

It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company’s officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation and Bylaws, as amended and/or restated, or the DGCL or otherwise.

In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services, including accountants and tax advisors, to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

6.  Indemnification.

The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and Amended and Restated Bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company’s obligations hereunder, including without limitation directors’ and officers’ liability coverage.

7.  Liquidating Distributions.

Liquidating distributions shall be made from time to time after the filing of the Certificate of Dissolution as provided in Section 2 above and adoption of this Plan by the stockholders to the stockholders of record, at the close of business on such date, pro rata to stockholders of the Class A Common Stock in accordance with the respective number of shares then held of record; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the sale and distribution of assets and liquidation of the Company). Liquidation distributions shall be made in cash or in kind, including in stock of, or ownership interests in, subsidiaries of the Company and remaining assets of the Company, if any. Such distributions may occur in a single distribution or in a series of distributions, in such amounts and at such time or times as the Board, in its absolute discretion, and in accordance with Section 281 of the DGCL, may determine; provided, however, that the Company shall complete the distribution of all its properties and assets to its stockholders as provided in this Section 7 or to liquidating trusts as provided in Section 8 below as soon as practicable following the filing of its Certificate of Dissolution with the Secretary of State of the State of Delaware and in any event on or prior to the Final Distribution Date.

If and to the extent deemed necessary, appropriate or desirable by the Board in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company and other obligations of the Company (a “Contingency Reserve”), including, without limitations, (i) tax obligations, (ii) all expenses of the sale of the Company’s property and assets, if any, (iii) the salary, fees and expenses of members of the Board, management and employees, (iv) expenses for the collection and defense of the Company’s property and assets, (v) the expenses described in Sections 3, 5 and 6 above and (vi) all other expenses related to the dissolution and liquidation of the Company and the winding-up of its affairs. Any unexpended amounts remaining in a Contingency Reserve shall be transferred to the Liquidating Trust described in Section 8 below no later than the Final Distribution Date.

As provided in Section 12 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The adoption of the Plan by the stockholders of the

Company as provided in Section 1 above shall constitute full and complete authority for the making by the Board of all distributions contemplated in this Section 7.

8.  Liquidating Trusts.

If deemed necessary or advisable by the Board for any reason, the Company may, from time to time, transfer any of its assets to one or more liquidating trusts established for the benefit of the Company’s stockholders, which assets would thereafter be sold or distributed on terms approved by the Liquidating Trustees (as defined below) of such trusts; provided that listed stocks or securities, readily-marketable assets, operating assets of a going business, unlisted stock of a single issuer that represents eighty percent (80%) or more of the stock of such issuer, and general or limited partnership interests (the “Excluded Assets”) shall not be transferred to any liquidating trust and shall instead be sold or distributed to stockholders. In addition, in the event the Company has not completed the distribution of its assets and properties to stockholders as provided in Section 7 above on or prior to the Final Distribution Date, all the remaining funds, properties, and assets of the Company and all interests therein including any Contingency Reserve (other than Excluded Assets which shall be sold or distributed to stockholders no later than on the Final Distribution Date pursuant to Section 7 above) shall be transferred to one or more liquidating trusts. Any liquidating trusts established pursuant to this Section 8 shall exist for the principal purpose of liquidating and distributing the assets and properties transferred to them, and for the sole benefit of the Company’s stockholders. Notwithstanding the foregoing, to the extent that a distribution or transfer of any asset or property cannot be effected without the consent of a governmental authority or third party, no such distribution or transfer shall be effected without such consent.

The liquidating trusts shall be established pursuant to trust agreements to be entered into with one or more directors, officers or third party individuals or entities appointed by the Board on behalf of the stockholders to act as trustees thereunder (the “Liquidating Trustees”) in a form approved by the Board and compliant in all material respects with applicable Internal Revenue Service guidelines treating such liquidating trusts as liquidating trusts for US federal income tax purposes. Any Liquidating Trustee so appointed, in its capacity as trustee, shall assume all of the obligations and liabilities of the Company with respect to the transferred assets, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities relating to these transferred assets, and any such conveyances to the Liquidating Trustees shall be in trust for the stockholders of the Company. Further, any conveyance of assets to the Liquidating Trustee(s) shall be deemed to be a distribution of property and assets by the Company to the stockholders holding a beneficial interest in the liquidating trust for the purposes of Section 7 of this Plan. Any such conveyance to the Liquidating Trustee(s) shall be in trust for the stockholders of the Company holding a beneficial interest in the liquidating trust. Upon a determination by the Liquidating Trustee(s) of such liquidating trust that all of the trust’s liabilities have been satisfied, but in any event, not more than three years from the date of its creation, such liquidating trust shall, to the fullest extent permitted by law, make a final distribution of any remaining assets to the holders of the beneficial interests of the trust.

The adoption of the Plan by approval the stockholders of the Company as provided in Section 1 above shall constitute full and complete appointment of the Liquidating Trustee(s) and the transfer of any assets by the Company to the liquidating trusts as contemplated in this Section 8.

9.  Unlocated Stockholders.

Any cash or other property held for distribution to stockholders of the Company who have not, at the time of the final liquidation distribution, whether made to stockholders pursuant to Section 7 above or to the Liquidating Trustees pursuant to Section 8 above, been located shall be transferred to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. Such cash or other property shall thereafter be held by such person(s) solely for the benefit of and ultimate distribution, but without interest thereon, to such former stockholder or stockholders entitled to receive such assets, who shall constitute the sole equitable owners thereof, subject only to such escheat or other laws as may be applicable to unclaimed funds or property, and thereupon all responsibilities and liabilities of the Company or any Liquidating Trustee with respect thereto shall be satisfied and exhausted. In no event shall any of such assets revert to or become the property of the Company.

10.  Amendment, Modification or Abandonment of Plan.

If for any reason the Board determines that such action would be in the best interests of the Company, it may amend, modify or abandon the Plan and all actions contemplated thereunder, including the proposed dissolution of the Company, notwithstanding stockholder approval of the Plan, to the extent permitted by the DGCL; provided, however, that the Board shall not abandon the Plan following the filing of the Certificate of Dissolution without first obtaining shareholder consent. Upon the abandonment of the Plan, the Plan shall be void.

11.  Cancellation of Stock and Stock Certificates.

At the time of the final liquidating distribution, whether made to stockholders of the Company pursuant to Section 7 above or to the Liquidating Trustees pursuant to Section 8 above, the Company shall call upon the stockholders to surrender to the Company the certificates that represented their shares of stock. In the event that the final liquidating distribution is made to a Liquidating Trustee pursuant to Section 8 above, at the time of such final liquidating distribution, the Liquidating Trustee shall notify the record holders of shares of stock on the Effective Date of their respective percentage beneficial interests in the assets held by the Liquidating Trustee. Following the Effective Date, the Company shall no longer permit or effect transfers of any of its stock.

12.  Liquidation under Code Sections 331 and 336.

It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code. The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder.

13.  Filing of Tax Forms.

The appropriate officers of the Company are authorized and directed, within thirty (30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

Annex B

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

BY AND AMONG

CONVERA CORPORATION,

B2BNETSEARCH, INC.,

CONVERA TECHNOLOGIES, LLC,

VERTICAL SEARCH WORKS, INC.,

VSW1, INC.,

VSW2, INC.

FIRSTLIGHT ONLINE LIMITED

AND

CERTAIN AFFILIATES

Dated as of September 22, 2009

AMENDMENT AND RESTATED AGREEMENT AND PLAN OF MERGER

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of September 22, 2009 (this “Agreement”), by and among Convera Corporation, a Delaware corporation (“Convera”), B2BNetSearch, Inc., a Delaware corporation and a wholly-owned subsidiary of Convera (“B2B”), Convera Technologies, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Convera (“Technologies”), Vertical Search Works, Inc., a Delaware corporation (“VSW”), VSW1, Inc., a Delaware corporation and a wholly-owned subsidiary of VSW (“VSW1”), VSW2, Inc., a Delaware corporation and a wholly-owned subsidiary of VSW1 (“VSW2”), Firstlight Online Limited, a United Kingdom corporation and a wholly-owned subsidiary of VSW2 (“FL”) and certain affiliates identified on the signature page hereto. VSW, VSW1, VSW2 and FL are collectively referred to as the “VSW Entities” and each, a “VSW Entity”.

RECITALS

WHEREAS, Convera (and its subsidiaries other than Technologies) will contribute prior to the Closing (as defined in Section 1.8) its entire operating business other than Technologies to B2B by assignment of all of the operating assets (other than cash, certain Intellectual Property (as defined in Section 3.17(l)) unrelated to its business and security deposits in connection with real estate leases) and businesses of Convera (and its subsidiaries other than Technologies), plus an amount of cash as described in Section 2.2(a) hereof to Technologies, and B2B’s assumption of all of the liabilities from Convera (and its subsidiaries other than Technologies) pursuant to a contribution agreement to be entered into between Convera and B2B prior to the Closing (the “Convera Contribution Agreement”);

WHEREAS, the VSW Entities, the direct owners of VSW immediately prior to the Closing (the “Parent”), and entities being organized by the VSW Entities or the Parent will have restructured their business and operations to establish the organizational structure and capitalization of the VSW Entities as described in Sections 3.1 and 3.3 hereof (the “VSW Restructuring”);

WHEREAS, the respective Boards of Directors of the parties to this Agreement have each determined that it is advisable and in the best interests of their respective stockholders that B2B and Technologies, on one hand, and VSW2, on the other hand, merge with each other pursuant to the terms and conditions of this Agreement, and, in furtherance of such merger, such Boards of Directors have approved the mergers of B2B and Technologies with and into VSW2 (the “Merger”) in accordance with the terms of this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, Convera’s Board of Directors has approved a Plan of Dissolution and Liquidation (the “Plan of Dissolution”), pursuant to which Convera is seeking stockholders’ consent with respect to the dissolution (the “Dissolution”) of Convera; and

WHEREAS, the parties intend for the Merger to be treated for US federal income tax purposes as a taxable transfer of assets by each of B2B and Convera to VSW2 in a transaction not qualifying under Section 368 of the Internal Revenue Code of 1986 (the “Code”), followed by a liquidation of B2B into Convera, with Convera retaining the tax attributes of B2B, Technologies and the Convera affiliated group (including any net operating loss carryovers).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereto agree as follows:

ARTICLE I
THE MERGER

1.1  The Merger.  Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2), each of B2B and Technologies shall merge with and into VSW2in accordance with the DGCL, the separate corporate existence of each of B2B and Technologies shall cease, and VSW2 shall continue as the surviving corporation. VSW2, in its capacity as the corporation surviving the Merger, is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2  Effective Time.  On the Closing Date (as defined in Section 1.8), the parties shall cause the Merger to be consummated by filing duly executed and delivered certificates of merger as required by the DGCL (the “Certificates of Merger”) with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL (the time of such filing being the “Effective Time”).

1.3  Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificates of Merger and Section 259 of the DGCL.

1.4  Modification to Structure.  The parties agree that Convera shall have the right to elect to modify the structure of the Merger so as to merge an additional or alternate wholly-owned subsidiary of Convera into VSW2 (and to amend such provisions of this Agreement as appropriate in connection with such modification). In addition, the parties agree, in the event that a party reasonably determines that it is in the best interest of such party or of those benefiting directly or indirectly from ownership of any part of its equity capital, to modify the structuring of the transaction contemplated in this Agreement (and to amend such other provisions of this Agreement as appropriate in connection with such modification, including so as to maintain the same commercial arrangements regarding liability assumption and indemnification) for purposes of tax or financial efficiencies, taking into account all relevant factors, and to cooperate with each other on the implementation of the modification, so long as such modification is at least in aggregate not materially adverse to the other party from the perspective of tax, financial and liquidity of VSW Common Stock (defined below).

1.5  Certificate of Incorporation of the Surviving Corporation.  At and after the Effective Time, the Certificate of Incorporation of VSW2, as in effect immediately prior to the Effective Time and with provisions to be mutually agreed upon by the parties, shall be the Certificate of Incorporation of the Surviving Corporation, until amended in accordance with the DGCL.

1.6  By-Laws of the Surviving Corporation.  At and after the Effective Time, the By-Laws of VSW2, as in effect immediately prior to the Effective Time and with provisions to be mutually agreed upon by the parties, shall be the By-Laws of the Surviving Corporation, until amended in accordance with the Certificate of Incorporation of the Surviving Corporation and the DGCL.

1.7  Directors and Officers of VSW and the Surviving Corporation.

(a) The directors of VSW and the Surviving Corporation immediately subsequent to the Effective Time shall be as set forth on Exhibit 1.7(a) and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or By-Laws of VSW and Surviving Corporation or as otherwise provided by law.

(b) The officers of VSW and the Surviving Corporation immediately subsequent to the Effective Time shall be as set forth on Exhibit 1.7(b) and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or By-Laws of VSW and the Surviving Corporation or as otherwise provided by law.

1.8  Closing.  Subject to the provisions of this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. New York time, at the New York offices of Goodwin Procter LLP, counsel to Convera, B2B and Technologies, on a date to be specified by the parties which shall be no later than the second business day after satisfaction or waiver of each of the conditions set forth in Article VII (other than the delivery of items to be delivered at Closing and other than those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing) or on such other date and such other time and place as the parties shall agree. The date on which the Closing shall occur is referred to herein as the “Closing Date.”

ARTICLE II
CONVERSION AND EXCHANGE OF SECURITIES;
ADDITIONAL MERGER CONSIDERATIONS

2.1  Conversion of Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any shares of common stock of VSW, par value $0.01 per share (“VSW Common Stock”), any holder of any shares of common stock of B2B (“B2B Common Stock”), or membership interest of Technologies (“Technologies Interest”):

(a) B2B Common Stock and the Technologies Interest.  Subject to this Article II, every one (1) share of B2B Common Stock plus one-thousand (1/1000) of the entire Technologies Interest issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive fifty (50) fully paid and non-assessable share of VSW Common Stock, payable upon the surrender for cancellation of a certificate or certificates which immediately prior to the Elective Time represented all of the outstanding shares of B2B Common Stock and evidence representing Technologies Interest. All such shares of B2B Common Stock and percentages of Technologies Interest, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares and such membership interest shall cease to have any rights with respect thereto, except the right to receive the shares of VSW Common Stock pursuant to this Section 2.1(a), none of B2B, Technologies or VSW shall effect any stock split, reverse split, reclassification, stock dividend, reorganization, recapitalization or other like change with respect to B2B Common Stock, Technologies Interest or VSW Common Stock after the date of this Agreement and prior to the Effective Time.

(b) VSW Common Stock.  Each share of VSW Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall be one (1) fully paid and nonassessable share of VSW Common Stock, immediately after the Effective Time.

(c) Conversion Ratio Adjustment.  The parties agree that their intent is, immediately after the Closing, Convera will own one-third (1/3) of the total issued and outstanding VSW Common Stock and Parent will own two-thirds (2/3) of the total issued and outstanding VSW Common Stock. In the event VSW does not have 100,000 shares of VSW Common Stock issued and outstanding immediately before the Effective Time, the parties agree that they will adjust the conversion ratio in Sections 2.1(a) and 2.1(b) above to carry out the intent of the parties as specified in this Section 2.1(c). In the event that any representation and warranty of any VSW Entity in Section 3.3 is not true or accurate or that any third party other than Convera and Parent claims any VSW Common Stock for reasons with respect to, relating to or arising out of any dispute involving any owner of FL or its affiliates prior to the VSW Restructuring and such claims prevail, Convera will nevertheless own one-third (1/3) of the total issued and outstanding VSW Common Stock, and Parent shall transfer shares of VSW Common Stock it owns to such third party to maintain Convera’s one-third (1/3) ownership interest of VSW. The parties agree and acknowledge that in no event shall the percentage of Convera’s ownership in VSW or the number of total issued and outstanding VSW Common Stock be affected by such third party claims. The parties agree that in connection with the distribution of VSW Common Stock to Convera stockholders as contemplated in Section 6.10, if any, VSW will effect a stock split or another appropriate form of recapitalization to allow a pro rata distribution of VSW Common Stock to Convera stockholders without fractional shares.

2.2  Additional Transactions. In addition the conversion and exchange of stock as set forth in Section 2.1, subject to Section 6.12, Convera will take the following actions:

(a) Convera covenants and agrees to fund Technologies with $3,000,000 in cash prior to the Closing, less $340,000 for the purpose of covering the potential liability described in Section 4.12(e) of Convera Disclosure Schedule, which amount will be subject to an escrow or similar arrangement agreed upon by the parties and will be released upon the extinguishment of Convera’s potential obligations (“Cash Funding”), which Cash Funding shall remain assets of Technologies at the Closing; provided, however, that in the event that the Closing occurs later than July 29, 2009 (the “Target Date”) for reasons other than any delay of Convera stockholders to approve the Dissolution, delay of the Closing as a result of review and comment by the SEC of the Information Statement (as defined in Section 5.5(a)), and due to no breach of any representation, warranties, covenant or other obligations under this Agreement by Convera, B2B, or Technologies, the Cash Funding to be provided by Convera will be reduced on a dollar-for-dollar basis by the amount of the operating expenses of Convera and its Subsidiaries in connection with business incurred subsequent to the Target Date, which will be no more than $14,000 per day. In the event the SEC issues comments to the Information Statement, the accrual of the above daily reduction amount shall be suspended for so long as the SEC’s comments have not been resolved to the SEC’s satisfaction. Notwithstanding anything to the contrary above, if the SEC’s comments are not resolved solely because of the failure of any VSW Entity to provide required information with respect or relating to such VSW Entity or its Subsidiaries on a timely basis, the accrual of the daily reduction shall resume.

(b) Convera covenants and agrees to provide VSW with a $1,000,000 line of credit (the “Line of Credit”) effective immediately upon the Closing, subject to the following terms and conditions. VSW will be entitled to draw down the Line of Credit, in whole at any time or in part from time to time, during a period that is six (6) months following the Closing Date (the “Credit Term”). Any portion of the Line of Credit that has been drawn down (the “Draw-down Amount”) by VSW will accrue interest at an interest rate of ten percent (10%) per annum (interest not to be compounded) and will become due and payable by VSW to Convera on the date that is one (1) year anniversary of the date of the Closing Date; provided, however, that if the principal and interest are not repaid in full by VSW when due, the interest rate will increase to fourteen percent (14%) per annum after the due date. VSW may pre-pay the Draw-down Amount in full or in part upon a ten (10) days prior written notice to Convera. Convera will have the right to convert all or any portion of the Draw-down Amount into VSW Common Stock at the following ratio at any time before the repayment of the outstanding principal and interest in full:

(i) If Convera chooses to convert the entire Line of Credit, VSW will issue such additional amount of shares of VSW Common Stock to Convera so that as a result of such issuance, Convera will own 42.5% of the total outstanding VSW Common Stock; provided, however, that Convera’s and Parent’s ownership percentage in VSW will be subject to change upon a private placement or other issuance of VSW Common Stock or options to purchase VSW Common Stock; or

(ii) If Convera chooses to convert less than the entire Line of Credit, VSW will issue such additional amount of shares of VSW Common Stock that equals to 0.0000092% of the total outstanding VSW Common Stock for each dollar of Line of Credit that Convera chooses to convert; provided, however, that Convera’s and Parent’s ownership percentage in VSW will be subject to change upon a private placement or other issuance of VSW Common Stock or options to purchase VSW Common Stock.

(c) The parties agree to treat the conversion of the Line of Credit into VSW Common Stock as a transaction on which no gain or loss is recognized for US federal income tax purposes.

2.3  Taking of Necessary Action; Further Action.  Each party will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of VSW2, B2B and Technologies, the officers and directors of VSW2, B2B and Technologies immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

2.4  Valuation.

(a) The parties hereby agree as to the valuation of shares of VSW Common Stock to be received by Convera from VSW2 as consideration for the Merger set forth hereto as Schedule 2.4(a).

(b) The parties hereby agree as to the valuation of shares of VSW Common Stock to be received by Parent from VSW in exchange for the contribution of all of the Parent’s business and assets to VSW set forth hereto as Schedule 2.4(b).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE VSW ENTITIES

Each VSW Entity represents and warrants to Convera, B2B and Technologies that, except as set forth in the written disclosure schedule prepared by VSW which is dated as of the date of this Agreement and arranged in sections corresponding to the numbered and lettered sections contained in this Article III and was previously delivered to Convera in connection herewith (the “VSW Disclosure Schedule”) (disclosure in any section of the VSW Disclosure Schedule shall qualify only the corresponding section in this Article III), as of the date of this Agreement and as of the Closing Date, except where another date is specified:

3.1  Organization and Qualification; Subsidiaries.  VSW and each of its Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority necessary to own, lease and operate the properties it owns, leases or operates and the properties that is used for its business and to carry on its business as it is now being conducted or presently proposed to be conducted. VSW and each of its Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not reasonably be expected to have a Material Adverse Effect. A true, complete and correct list of all of VSW’s Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary, the authorized capitalization of each Subsidiary immediately prior to the Closing, and the percentage of each Subsidiary’s outstanding capital stock to be owned by VSW or another Subsidiary or affiliate immediately prior to the Closing, is set forth in Section 3.1 of the VSW Disclosure Schedule. Except as set forth in Section 3.1 of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by VSW and any of its Subsidiaries and comprising less than one percent (1%) of the outstanding stock of such company.

3.2  Certificate of Incorporation and By-Laws.  VSW has heretofore made available to Convera a true, complete and correct copy of VSW’s Articles of Association, as amended to date (the “VSW Charter”), and By-Laws (or equivalent organizational documents), as amended to date (the “VSW By-Laws”), and has made available to Convera true, complete and correct copies of the charter and By-Laws (or equivalent organizational documents), each as amended to date, of each of VSW’s Subsidiaries (the “VSW Subsidiary Documents”). The VSW Charter, VSW By-Laws and the VSW Subsidiary Documents are in full force and effect. VSW is not in violation of any of the provisions of the VSW Charter or VSW By-Laws and VSW’s Subsidiaries are not in violation of their respective VSW Subsidiary Documents.

3.3  Capitalization.

(a) Immediately prior to the Closing, the authorized capital stock of VSW shall consist of 300,000 shares of VSW Common Stock. Immediately prior to the Closing, 100,000 VSW Common Stock shall be issued and outstanding, of which 49,950 shares shall be owned by Mr. Colin Jeavons, 50,030 shares shall be owned by Mr. Keith Young, and 20 shares shall be owned by Mr. Nicholas Kittoe, unless otherwise mutually agreed upon the parties in writing. VSW does not have any stock purchase right or stock option plan and no VSW Common Stock are reserved for issuance upon exercise of such rights or options. Neither VSW or any of its Subsidiaries has any stock purchase right or stock option plan and no share of their capital stock are reserved for issuance upon exercise of such rights or options; no shares of capital stock of VSW or any of its Subsidiaries are issued and held in its treasury. Between December 31, 2008 and the date of this Agreement, neither VSW nor any of its Subsidiaries have issued any securities (including derivative securities) other than described in this Section 3.3(a).

(b) Except as described in Section 3.3(a) of this Agreement and Section 3.3(b) of the VSW Disclosure Schedule, no capital stock of VSW or any of its Subsidiaries or any security convertible or exchangeable into or exercisable for such capital stock, is issued, reserved for issuance or outstanding as of the date of this Agreement. Except as described in Section 3.3(b) of the VSW Disclosure Schedule, there are, or at the Closing there will be, no options, preemptive rights, warrants, calls, rights, commitments or agreements of any kind to which VSW or any of its Subsidiaries is a party, or by which VSW or any of its Subsidiaries is bound, obligating VSW or any of it Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of VSW or any of its Subsidiaries or obligating VSW or any of its Subsidiaries to grant, extend or accelerate the vesting of or enter into any such option, warrant, call, right, commitment or agreement. There are no stockholder agreements, voting trusts, proxies or other similar agreements or understandings to which VSW or any of its Subsidiaries is a party or by which it or they are bound with respect to the shares of capital stock of VSW or any of its Subsidiaries. Except as set forth in Section 3.3(b) of the VSW Disclosure Schedule, there are no rights or obligations, contingent or otherwise (including without limitation rights of first refusal in favor of VSW or any of its Subsidiaries), of VSW or any of its Subsidiaries, to repurchase, redeem or otherwise acquire any shares of capital stock of VSW or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity. There are no registration rights or other agreements or understandings to which VSW or any of its Subsidiaries is a party or by which it or they are bound with respect to any capital stock of VSW or any of its Subsidiaries.

(c) All outstanding shares of capital stock of VSW and each of its Subsidiaries, are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, pre-emptive right, subscription right or any similar right under any provision of the applicable law, its respective charter or bylaw documents or any agreement to which it is a party or otherwise bound; free and clear of all security interests, liens, claims, pledges, agreements, limitations in voting rights, charges or other encumbrances of any nature whatsoever (collectively, “Liens ”). None of the outstanding shares of capital stock of VSW or any of its Subsidiaries have been issued in violation of any federal, state or foreign securities laws. No material change in the capitalization of VSW or any of its Subsidiaries has occurred since its inception. All of the outstanding shares of capital stock of each of VSW’s Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares are owned by VSW or a Subsidiary of VSW free and clear of all Liens. There are no accrued and unpaid dividends with respect to any outstanding shares of capital stock of VSW or any of its Subsidiaries.

3.4  Authority Relative to this Agreement.  Each VSW Entity has all necessary corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by it at the Closing and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by each VSW Entity of this Agreement and each instrument required hereby to be executed and delivered at the Closing and the consummation by each VSW Entity of the transactions contemplated hereby have, or will have been upon the Closing, duly and validly authorized by all necessary corporate action on its part. This Agreement has been duly and validly executed and delivered by each VSW Entity and, assuming the due authorization, execution and delivery of this Agreement by Convera, B2B and Technologies, constitutes the legal, valid and binding obligation of each VSW Entity, enforceable against each VSW Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law). As of the date of this Agreement, the Board of Directors of each VSW Entity has unanimously determined that it is fair to, advisable and in the best interests of its stockholders for it to enter into a business combination with B2B and Technologies upon the terms and subject to the conditions of this Agreement, and the stockholders of each VSW Entity have approved and adopted this Agreement and the Merger, and none of the aforesaid actions by the Boards of Directors and stockholders of the VSW Entities has been amended, rescinded or modified.

3.5  Anti-Takeover Statute Not Applicable.  No “business combination,” “price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation under the laws of the State of Delaware (each a “Takeover Statute”) is applicable to the VSW Entities, the shares of VSW Common Stock, the Merger or any of the other transactions contemplated by this Agreement.

3.6  Agreements, Contracts and Commitments.

(a) Except as set forth in Section 3.6(a) of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries has any agreements, contracts or commitments (including but not limited to end user license agreements) that (i) resulted in or will result in (A) payments by VSW or its Subsidiaries during fiscal years 2007, 2008 or 2009 (up to the date of this Agreement) or (B) payments to VSW or its Subsidiaries during the period beginning in fiscal year 2007 and ending as of the date of this Agreement, in either case in excess of $25,000; or (ii) which require the making of any charitable contribution in excess of $25,000;

(b) No purchase contracts or commitments of VSW or any of its Subsidiaries continue for a period of more than ninety (90) days or are in excess of its normal, ordinary and usual requirements of the business;

(c) Except for agreements: (i) for the purchase, sale, license, distribution, maintenance or support of products of VSW or any of its Subsidiaries entered into in the ordinary course; (ii) under which VSW or any of its Subsidiaries made or received payments of less than $25,000 during any 12 months period; or (iii) which do not provide for any term extension or expansion of the rights granted with respect to VSW Intellectual Property as a result of the Merger, there are no contracts or agreements to which VSW or any of its Subsidiaries is a party that (a) do not expire or that VSW or any Subsidiary of VSW may not terminate within one year after the date of this Agreement or (b) may be renewed at the option of any person other than VSW or any of its Subsidiaries so as to expire more than one year after the date of this Agreement.

(d) Neither VSW nor any of its Subsidiaries has any outstanding contract (i) with any officer, employee, agent, consultant, advisor, salesman or sales representative (other than the employment agreements in the ordinary course of business), or (ii) other than with respect to any reseller, distribution, OEM or end user license agreement for its products entered into in the ordinary course of business, with any distributor or dealer that is not cancelable by it on notice of 30 days or less and without material liability, penalty or premium;

(e) Neither VSW nor any of its Subsidiaries is in default, nor is there any known basis for any valid claim of default, under any contract made or obligation owed by it except for such defaults that would not reasonably be likely to have a Material Adverse Effect;

(f) Except as set forth in Section 3.6(f) of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries has any employee to whom it is paying compensation at an annual rate of more than $100,000 for services rendered;

(g) Neither VSW nor any of its Subsidiaries is restricted from carrying on its business in any material respect anywhere in the world by any material agreement under which it (i) is restricted from selling, licensing or otherwise distributing any of its technology or products or providing services to customers or potential customers or any class of customers, including without limitation resellers or other distributors, in any geographic area, during any period of time, or in segment of any market or line of business, (ii) is required to give favored pricing to any customers or potential customers or any class of customers or to provide exclusive or favored access to any product features to any customers or potential customers or any class of customers, or (iii) has agreed to purchase a minimum amount of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(h) Neither VSW nor any of its Subsidiaries has any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, resellers, retailers or other customers or cancellation of services already prescribed and paid for by customers, except for such obligations or liabilities that would not reasonably be likely to have a Material Adverse Effect;

(i) Except as set forth in Section 3.6(i) of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries has any debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation of others;

(j) All the indebtednesses, if any, from a shareholder of or otherwise an affiliate to VSW or any of its Subsidiaries have been converted into equity of VSW or any of its Subsidiaries, as the case may be, and each of VSW and its Subsidiaries is free of such indebtedness;

(k) Except as set forth in Section 3.6(k) of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries has any contract for capital expenditures in excess of $25,000, individually, or such contracts representing in excess of $100,000 in the aggregate;

(l) Neither VSW nor any of its Subsidiaries has any contract, agreement or commitment currently in force relating to the disposition or acquisition of assets not in the ordinary course of business other than in connection with the VSW Restructuring;

(m) Neither VSW nor any of its Subsidiaries has any contract, agreement or commitment for the purchase of any ownership interest in any corporation, partnership, joint venture or other business enterprise;

(n) Neither VSW nor any of its Subsidiaries has any outstanding loan to any person other than to VSW or a wholly owned Subsidiary of VSW;

(o) Neither VSW nor any of its Subsidiaries has any power of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor (other than indemnities contained in agreements for the purchase, sale, license, distribution, maintenance or support of products entered into in the ordinary course of business) or otherwise in respect of any obligation of any person, corporation, partnership, joint venture, association, organization or other entity, or any capital maintenance, keep-well or similar agreements or arrangements;

(p) Neither VSW nor any of its Subsidiaries has any agreements, contracts or arrangements containing any provision requiring it to indemnify another party (other than indemnities contained in agreements for the purchase, sale, license, distribution, maintenance or support of products entered into in the ordinary course of business) or containing any covenant not to bring legal action against any third party;

(q) VSW has made available to Convera true, complete and correct copies of each contract listed in Section 3.6(a) of the VSW Disclosure (collectively, the “VSW Material Contracts”); and

(r) (i) Neither VSW nor any of its Subsidiaries has materially breached, is in material default under, or has received written notice of any material breach of or material default under, any VSW Material Contract and such breach or default remains uncured, (ii) to the knowledge the VSW Entities, no other party to any VSW Material Contract has materially breached or is in material default of any of its obligations thereunder which breach or default remains uncured, (iii) each VSW Material Contract is in full force and effect and (iv) each VSW Material Contract is a legal, valid and binding obligation of VSW or any of its Subsidiaries and, to the knowledge of the VSW Entities, each of the other parties thereto, enforceable in accordance with its terms, except that the enforcement thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

3.7  No Conflict; Required Filings and Consents.

(a) The execution and delivery by the VSW Entities of this Agreement do not, the execution and delivery by the VSW Entities of any instrument required hereby to be executed and delivered by it at the Closing will not, and the performance of its agreements and obligations under this Agreement by the VSW Entities will not, (i) conflict with or violate the VSW Charter or VSW By-Laws or any VSW Subsidiary Documents, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to VSW or any of its Subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default), or impair VSW’s or any of its Subsidiaries’ rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets (including intangible assets) of VSW or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which VSW or any of its Subsidiaries is a party or by which VSW or any of its Subsidiaries or its or any of their respective properties is bound or affected, other than, in the case of (iii) above, such conflict, violation, breach, default, impairment, rights of termination, amendment, acceleration or cancellation, or Liens that would not be reasonably expected to have a Material Adverse Effect.

(b) The execution and delivery by the VSW Entities of this Agreement do not, the execution and delivery by the VSW Entities of any instrument required hereby to be executed and delivered by the VSW Entities at the Closing will not, and the performance of agreements and obligations under this Agreement by the VSW Entities will not, require any consent, approval, order, license, authorization, registration, declaration or permit of, or filing with or notification to, any court, arbitrational tribunal, administrative or regulatory agency or commission or other governmental authority or instrumentality (whether domestic or foreign, a “ Governmental Entity”), except (i) the filing of the Certificates of Merger or other documents as required by the DGCL, (ii) the consent as set forth in Section 3.7(b) of VSW Disclosure Schedule and (iii) such other consents, approvals, orders, licenses, authorizations, registrations, declarations, permits, filings and notifications which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.

3.8  Compliance; Permits.

(a) VSW and its Subsidiaries are and have been in compliance with and are not in default or violation of (and have not received any notice of non-compliance, default or violation with respect to) any law, rule, regulation, order, judgment or decree applicable to VSW or any of its Subsidiaries or by which any of their respective properties is bound or affected, and no VSW Entity is aware of any such non-compliance, default or violation thereunder, where such non-compliance, default or violation would be reasonably expected to have a Material Adverse Effect.

(b) Each of VSW and its Subsidiaries holds all permits, licenses, easements, variances, exemptions, consents, certificates, authorizations, registrations, orders and other approvals from Governmental Entities that are material to the operation of the respective business of VSW and its Subsidiaries taken as a whole as currently conducted (collectively, the “VSW Permits”) where the failure to hold such VSW Permits would be reasonably be expected to have a Material Adverse Effect. The VSW Permits are in full force and effect and, to the best knowledge of the VSW Entities, have not been violated in any material respect and no suspension, revocation or cancellation thereof has been threatened, and there is no action, proceeding or investigation pending or, to the knowledge of the VSW Entities, threatened, seeking the suspension, revocation or cancellation of any VSW Permits. No VSW Permit shall cease to be effective as a result of the consummation of the transactions contemplated by this Agreement.

3.9  Financial Statements.  Each of the unconsolidated financial statements of VSW and its Subsidiaries (including, in each case, any related notes and schedules) provided by VSW and audited by Hedley Dunk Limited, UK chartered accountants and registered auditors, complies in all material respects with all applicable accounting requirements and the published rules and regulations of the relevant government authorities in their jurisdictions of organization, and fairly presents the unconsolidated financial position of VSW and its Subsidiaries as of the dates thereof and the unconsolidated results of its operations and cash flows for the periods indicated, except that any interim financial statements are subject to normal and recurring year-end adjustments which have not been and are not expected to be material in amount, individually or in the aggregate. The unconsolidated balance sheets of VSW and its Subsidiaries for the fiscal year ended December 31, 2008, as audited by Hedley Dunk Limited is referred to herein as the “VSW Balance Sheet.”

3.10  Absence of Certain Changes or Events.  From the December 31, 2008 to the Closing, VSW and its Subsidiaries have and will have upon the Closing, conducted their business in the ordinary course consistent with past practice and, since such date, there has not occurred: (i) any change, development, event or other circumstance, situation or state of affairs that has had or would reasonably be expected to have a Material Adverse Effect; (ii) any amendments to or changes in the VSW Charter, VSW By-Laws or VSW Subsidiary Documents; (iii) any damage to, destruction or loss of any asset of VSW or any of its Subsidiaries (whether or not covered by insurance) that would reasonably be expected to have Material Adverse Effect; (iv) any sale or disposal of a material amount of assets (tangible or intangible) of VSW or any of its Subsidiaries except as contemplated in or by the VSW Restructuring; or (v) any other action or event that would have required the consent of Convera, B2B and Technologies pursuant to Section 5.1 had such action or event occurred after the date of this Agreement.

3.11  No Undisclosed Liabilities.

(a) Except as set forth in Schedule 3.12 or reflected in the VSW Balance Sheet, neither VSW nor any of its Subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) which would be required by the generally accepted accounting principles of United States (“GAAP”) to be set forth on a consolidated balance sheet of VSW and its consolidated subsidiaries or in the notes thereto, other than (i) any liabilities and obligations incurred since fiscal year 2008 in the ordinary course of business consistent with past practice, and (ii) liabilities that would not reasonably be expected to have a Material Adverse Effect.

(b) Neither VSW nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar contract (including without limitation any contract relating to any transaction, arrangement or relationship between or among VSW or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including without limitation any structured finance, special purpose or limited purpose entity or person, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving VSW or any of its Subsidiaries in the VSW Balance Sheet.

3.12  Absence of Litigation.  Except set forth in Section 3.12 of the VSW Disclosure Schedule, there are no claims, actions, suits, proceedings or, to the knowledge of the VSW Entities, governmental investigations, inquiries or subpoenas (other than any actions, suits, proceedings, investigations, inquiries or subpoenas challenging or otherwise arising from or relating to the Merger or any of the other transactions contemplated by this Agreement) (a) pending against VSW or any of its Subsidiaries or any properties or assets of VSW or of any of its Subsidiaries, (b) to the knowledge of the VSW Entities, threatened against VSW or any of its Subsidiaries, or any properties or assets of VSW or of any of its Subsidiaries, or (c) whether filed or threatened, that have been settled or compromised by VSW or any of its Subsidiaries within the three (3) years prior to the date of this Agreement and at the time of such settlement or compromise were material, other than, in the case of (i) through (iii) above, such claims, actions, suits, proceedings, investigations, inquiries or subpoenas that would not be reasonably likely to have a Material Adverse Effect. Neither VSW nor any Subsidiary of VSW is subject to any outstanding order, writ, injunction or decree that would reasonably be expected to be material or would reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement.

3.13  Employee Benefit Plans, Options and Employment Agreements

(a) Section 3.13(a) of the VSW Disclosure Schedule sets forth a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by VSW or any of VSW’s Subsidiaries or to which VSW or any of VSW’s Subsidiaries is obligated to contribute, or under which any of them has or may have any liability for premiums or benefits (collectively, the “VSW Employee Plans”). For purposes of this Agreement, “Employee Benefit Plan” means any employee benefit plan, employee pension plan or employee welfare benefit plan, and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation and all severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of an entity or any of its subsidiaries.

(b) With respect to each VSW Employee Plan, VSW has made available to Convera complete and accurate copies of such VSW Employee Plan (or a written summary of any unwritten plan) together with all amendments and related documents.

(c) Each VSW Employee Plan has been administered in all material respects in accordance with applicable laws and the regulations thereunder and in accordance with its terms and each of VSW and VSW’s Subsidiaries have in all material respects met their obligations with respect to each VSW Employee Plan and have timely made all required contributions thereto.

(d) With respect to VSW Employee Plans, there are no material benefit obligations for which contributions have not been made or properly accrued and there are no benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with the applicable accounting rules and standards, on the financial statements of VSW. Neither VSW or any of its Subsidiaries has any liability for benefits (contingent or otherwise) under any VSW Employee Plan, except as set forth in VSW Balance Sheet. The assets of each VSW Employee Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan.

(e) No VSW Employee Plan has assets that include securities issued by VSW or any of VSW’s Subsidiaries.

(f) Each VSW Employee Plan is amendable and terminable unilaterally by VSW and any of VSW’s Subsidiaries party thereto or covered thereby at any time without liability to VSW or any of its Subsidiaries as a result thereof, and no VSW Employee Plan or related plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits VSW or any of VSW’s Subsidiaries party thereto or covered thereby from amending or terminating any such VSW Employee Plan, or in any way limits such action.

(g) There is no action, suit, proceeding, claim, arbitration, audit or, to the knowledge of the VSW Entities, investigation pending or, to the knowledge of the VSW Entities, threatened, with respect to any VSW Employee Plan, other than claims for benefits in the ordinary course, that would reasonably be expected to result in material liability to VSW, to any of its Subsidiaries, or to such VSW Employee Plan. No VSW Employee Plan is or, to the knowledge of the VSW Entities, within the last three calendar years has been, the subject of, examination by a government agency or a participant in a government sponsored amnesty, voluntary compliance or similar program, nor has VSW or any of its Subsidiaries received notice that it is the subject of, examination by a government agency or a participant in a government sponsored amnesty, voluntary compliance or similar program.

(h) Section 3.13(h) of the VSW Disclosure Schedule contains (i) a true, complete and current list of all independent contractors, and (ii) a description of the services each independent contractor performs, and a copy of the agreement between each independent contractor and VSW and its Subsidiaries. To the knowledge of the VSW Entities, after due inquiry of the appropriate individuals, each individual who has received compensation for the performance of services on behalf of VSW or any of VSW’s Subsidiaries has been properly classified as an employee or independent contractor in accordance with applicable law.

(i) Each VSW Employee Plan maintained in and outside the United States is in compliance, and the books and records thereof are maintained in compliance, with all applicable laws, rules and regulations of the jurisdiction in which such VSW Employee Plan is maintained. Section 3.13(i) of the VSW Disclosure Schedule lists each country in which VSW or any of its affiliates has operations and the number of employees in each such country.

(j) Section 3.13(j) of the VSW Disclosure Schedule sets forth a true, complete and correct list of (i) all employment or consulting agreements with employees of VSW or any of its Subsidiaries obligating VSW or any of its Subsidiaries to make annual cash payments in an amount equal to or exceeding $100,000 on an annual basis or $25,000 in any one payment; (ii) all employees of VSW or any of its Subsidiaries who have executed a non-competition agreement with VSW or any of its Subsidiaries; (iii) all severance agreements, programs and policies of VSW or any of its Subsidiaries with or relating to its employees, in each case with potential outstanding obligations equal to or exceeding $100,000 on an annual basis or $25,000 in any one payment, excluding programs and policies required to be maintained by law; and (iv) all plans, programs, agreements and other arrangements of VSW or any of its Subsidiaries with or relating to its employees which contain change in control provisions including any such plans or agreements providing for an increase in vesting of benefits by reason of the transactions contemplated by this Agreement. True, complete and correct copies of each of the foregoing agreements to which any employee of VSW or any of VSW’s Subsidiaries is a party have been furnished to Convera.

(k) Section 3.13(k) of the VSW Disclosure Schedule sets forth a true, complete and correct list of all agreements pursuant to which the consummation of the transactions contemplated by this Agreement will, either alone or in combination with another event, (i) entitle any current or former employee or officer of VSW or any Subsidiary of VSW to severance pay, unemployment compensation or any other payment to which such employee or officer would not otherwise be or have been entitled, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

3.14  Labor Matters.  (a) VSW and each of its Subsidiaries are in compliance in all material respects with all applicable laws respecting employment, employment practices and occupational safety and health, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practices; (b) there are no controversies pending or, to the knowledge of the VSW Entities, threatened, between VSW or any of its Subsidiaries and any of their respective employees, consultants or independent contractors, which controversies would reasonably be expected to have a Material Adverse Effect; (c) neither VSW nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by VSW or its Subsidiaries, nor does VSW or any of its Subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (d) there are no and neither VSW nor any of its Subsidiaries has any knowledge of any labor disputes, strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of, or consultants or independent contractors to, VSW or any of its Subsidiaries. To the knowledge of the VSW Entities, no employee of VSW or any of its Subsidiaries is in violation of any term of any patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by VSW or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by VSW or any of its Subsidiaries or to the use of trade secrets or proprietary information of others or, in the case of any key employee or group of key employees, has given notice as of the date of this Agreement to VSW or any of its Subsidiaries that such employee or any employee in a group of key employees intends to terminate his or her employment.

3.15  Properties; Encumbrances.  Except as set forth in Section 3.15 of the VSW Disclosure Schedule, each of VSW and each of its Subsidiaries has good, valid and marketable title to, or a valid leasehold interest in, all the properties and assets which it purports to own or lease and all the properties and assets which are used for the business of VSW or any of its Subsidiaries (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in VSW Balance Sheet (except for personal property sold since the date of the VSW Balance Sheet in the ordinary course of business consistent with past practice). All properties and assets reflected in the VSW Balance Sheet are free and clear of all Liens, except for Liens reflected on the VSW Balance Sheet and Liens for current taxes not yet due and other Liens that do not materially detract from the value or impair the use of the property or assets subject thereto. Section 3.15 of the VSW Disclosure Schedule sets forth a true, complete and correct list of all real property owned, leased, subleased or licensed by VSW and the location of such premises. VSW and each of its Subsidiaries is and has been in compliance with the material provisions of each lease or sublease for the real property which is set forth in Section 3.15 of the VSW Disclosure Schedule.

3.16  Taxes.

(a) For purposes of this Agreement, “Tax” or “Taxes” shall mean taxes, fees, assessments, liabilities, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, or any agency or subdivision thereof, including without limitation (i) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, fines, additional taxes and additions to tax imposed with respect thereto; and “Tax Returns” shall mean returns, reports and information statements with respect to Taxes required to be filed with a taxing authority, domestic or foreign, including without limitation, consolidated, combined or unitary tax returns and any amendments to any of the foregoing.

(b) VSW and each of its Subsidiaries have filed with the appropriate taxing authorities all Tax Returns required to be filed by them. All Taxes due and owing by VSW and its Subsidiaries have been timely paid. There are no Tax Liens on any assets of VSW or any Subsidiary thereof other than liens relating to Taxes not yet due and payable. Neither VSW nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. The accruals and reserves for Taxes (exclusive of any accruals for “deferred taxes” or similar items that reflect timing differences between tax and financial accounting principles) reflected in the VSW Balance Sheet are adequate to cover all Taxes accruable through the date thereof (including interest and penalties, if any, thereon and Taxes being contested). All liabilities for Taxes attributable to the period commencing on the date following the date of the VSW Balance Sheet were incurred in the ordinary course of business and are consistent in type and amount with Taxes attributable to similar prior periods.

(c) VSW and each of its Subsidiaries have withheld with respect to its employees all Taxes required to be withheld by applicable law, and neither VSW nor any of its Subsidiaries has been delinquent in the payment of any Tax. Neither VSW nor any of its Subsidiaries has received any written notice of any Tax deficiency outstanding, proposed or assessed against VSW or any of its Subsidiaries. Neither VSW nor any of its Subsidiaries has received any written notice of any audit examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Tax Return of VSW or any of its Subsidiaries. Neither VSW nor any of its Subsidiaries is a party to or bound by any tax indemnity, tax sharing or tax allocation agreements. Neither VSW nor any of its Subsidiaries is liable for the Taxes of any person (other than those of VSW and its Subsidiaries) by contract or otherwise.

(d) VSW has made available to Convera (i) complete and correct copies of all Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by VSW or any of its Subsidiaries with respect to the prior five (5) taxable years, and (ii) written schedules of (A) the taxable years of VSW and each Subsidiary for which the statute of limitations with respect to income Taxes have not expired, (B) with respect to income Taxes of VSW and each Subsidiary, those years for which examinations have been completed, those years for which examinations are presently being conducted, those years for which examinations have not yet been initiated and those years for which required Tax Returns have not yet been filed, and (C) the foreign countries in which VSW or any of its Subsidiaries is subject to income tax.

3.17  Intellectual Property.

(a) Section 3.17(a) of the VSW Disclosure Schedule sets forth a true, complete and correct list of all US and foreign (i) patents and pending patent applications, including any utility models and similar patents, owned by VSW or any of its Subsidiaries as of the date of this Agreement (ii) trademark registrations (including internet domain registrations) and pending trademark applications owned by VSW or any of its Subsidiaries as of the date of this Agreement; and (iii) copyright registrations and pending copyright applications owned by VSW or any of its Subsidiaries as of the date of this Agreement (collectively the “Registered VSW Intellectual Property”).

(b) Immediately before the Closing, VSW or one or more of its Subsidiaries will own, or will have a valid right to use, all of the Intellectual Property that is used in the business of VSW and its Subsidiaries as currently conducted (the “VSW Intellectual Property”). The VSW Intellectual Property is all the intellectual property that is used and useful in the business of VSW or any of its Subsidiaries, and all the VSW Intellectual Property is owned solely by VSW or one of its Subsidiaries and will be solely owned by VSW or one of its Subsidiaries at the Closing.

(c) The Registered VSW Intellectual Property is valid and subsisting (except with respect to applications), and has not expired or been cancelled, or abandoned.

(d) There is no pending or, to the knowledge of the VSW Entities, threatened (and at no time within the three (3) years prior to the date of this Agreement has there been pending any) material suit, arbitration or other adversarial proceeding before any court, government agency or arbitral tribunal or in any jurisdiction alleging that the activities or the conduct of VSW’s or any of its Subsidiaries’ business infringe or misappropriate any Intellectual Property owned by any third party (“Third Party Intellectual Property”), or challenging the ownership, validity, enforceability or registerability of any VSW Intellectual Property. Neither VSW nor any of its Subsidiaries is, as a result of any suits, actions or similar legal proceedings, a party to any settlements, covenants not to sue, consents, decrees, stipulations, judgments, or orders which (i) materially restrict VSW’s or any of its Subsidiaries’ rights to use any VSW Intellectual Property, (ii) materially restrict VSW or any of its Subsidiaries from conducting its business as currently conducted in order to avoid infringement of any Third Party Intellectual Property, or (iii) permit third parties to use any VSW Intellectual Property.

(e) The conduct of the business of VSW and its Subsidiaries as currently conducted does not infringe in any material respect upon any Third Party Intellectual Property. To the knowledge of VSW, no third party is misappropriating, infringing, diluting or violating any VSW Intellectual Property that is material to the conduct of the business of VSW and its Subsidiaries as currently conducted, and no intellectual property misappropriation, infringement dilution or violation suits, arbitrations or other adversarial proceedings have been brought before any court, government agency or arbitral tribunal against any third party by VSW or any of its Subsidiaries which remain unresolved.

(f) VSW and its Subsidiaries have taken reasonable measures to protect the proprietary nature of VSW Intellectual Property that is material to the business of VSW or any of its Subsidiaries as currently conducted. To the knowledge of VSW, there has been no disclosure to any third party by VSW or any of its Subsidiaries of material confidential information or trade secrets of VSW or any of its Subsidiaries related to any material proprietary product currently being marketed, sold, licensed or developed by VSW or any of its Subsidiaries (each such product, a “VSW Proprietary Product”) other than disclosures made pursuant to nondisclosure or confidentiality agreements entered into by VSW or any of its Subsidiaries in the ordinary course of business.

(g) All employees of VSW and its Subsidiaries who have made material contributions to the development of any VSW Proprietary Product (including without limitation all employees who have designed, written, tested or worked on any software code contained in any VSW Proprietary Product) have signed confidentiality, non-competition (unless prohibited by applicable law) and assignment of proprietary rights agreements substantially in one of the forms attached to Section 3.17(g) of the VSW Disclosure Schedule, or will make such assignment as of the Closing Date. All consultants and independent contractors who have made material contributions to the development of any VSW Proprietary Product (including without limitation all consultants and independent contractors who have designed, written, tested or worked on any software code contained in any VSW Proprietary Product) have assigned to VSW or one or more of its Subsidiaries (or a third party that previously conducted any business currently conducted by VSW or one or more of its Subsidiaries and that has assigned its rights in such VSW Proprietary Product to VSW or one or more of its Subsidiaries) all of their right, title and interest (other than moral rights, if any) in and to the portions of such VSW Proprietary Product developed by them in the course of their work for VSW or one or more of its Subsidiaries (or applicable third party) or will make such assignment as of the Closing Date. Assignments of the patents and patent applications listed in Section 3.17(a) of the VSW Disclosure Schedule to VSW or one or more of its Subsidiaries have been duly executed and filed with the United States Patent and Trademark Office or will be duly executed and filed with the United States Patent and Trademark Office as of the Closing Date.

(h) Neither VSW nor any of its Subsidiaries has granted or is obligated to grant access to any of its source code (including without limitation in any such case any conditional right to access or under which VSW or any of its Subsidiaries has established any escrow arrangement for the storage and conditional release of any of its source code).

(i) None of the VSW Proprietary Products contains any software code that is, in whole or in part, subject to the provisions of any license to software that is made generally available to the public without requiring the payment of any fees or royalties (including but not limited to the GNU General Public License (“GPL”), GNU Lesser General Public License (“LGPL”), Mozilla Public License (“MPL”, BSD licenses, and any other similar “free software” or “open source” licenses), including but not limited to any such license under which VSW or any of its Subsidiaries is obligated to make the source code for such VSW Proprietary Product generally available to the public free of charge.

(j) Except as set forth in Section 3.17(j) of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries has any obligation to pay any third party any royalties or other fees in excess of $25,000 in one payment or for any three-month period for the use of VSW Intellectual Property or otherwise and no obligation to pay such royalties or other fees will result from the consummation of the transactions contemplated by this Agreement.

(k) (i) Neither VSW nor any of its Subsidiaries is in violation of any license, sublicense or other agreement or instrument related to the VSW Intellectual Property to which VSW or any of its Subsidiaries is a party or is otherwise bound; (ii) the consummation by VSW of the transactions contemplated hereby will not result in any loss or impairment of ownership by VSW or any of its Subsidiaries of, or the right of any of them to use (or result in any term extension or expansion of the rights granted to any third party in or to), any VSW Intellectual Property that is material to the business VSW or any of its Subsidiaries as currently conducted; (iii) the consummation by VSW of the transactions contemplated hereby will not require the consent of any third party or any Governmental Entity, with respect to any such Intellectual Property.

(l) For purposes of this Agreement, “Intellectual Property” shall mean trademarks, service marks, trade names, and internet domain names, together with all goodwill, registrations and applications related to the foregoing; patentable inventions, patents and industrial design registrations or applications (including any continuations, divisionals, continuations-in-part, renewals, reissues, re-examinations and applications for any of the foregoing); works of authorship protected by copyright; copyrights (including any registrations and applications for any of the foregoing); proprietary data and databases; mask works rights and trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, and methodologies.

3.18  Insurance.  All fire and casualty, general liability, business interruption, product liability, sprinkler and water damage insurance policies and other forms of insurance maintained by VSW or any of its Subsidiaries, provide adequate coverage for all normal risks incident to the business of VSW and its Subsidiaries and their respective properties and assets and are in character and amount and with such deductibles and retained amounts as are generally carried by persons engaged in similar businesses and subject to the same or similar perils or hazards. Each such policy is in full force and effect and all premiums due thereon have been paid in full. None of such policies shall terminate or lapse (or be affected in any other materially adverse manner) by reason of the consummation of the transactions contemplated by this Agreement.

3.19  Restrictions on Business.  Except for this Agreement, there is no agreement, judgment, injunction, order or decree binding upon VSW or any of its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of VSW or any of its Subsidiaries, acquisition of property by VSW or any of its Subsidiaries or the conduct of business by VSW or any of its Subsidiaries as currently conducted or as proposed to be conducted by VSW or any of its Subsidiaries.

3.20  SEC Reports.  The information supplied or to be supplied by VSW or any of its Subsidiaries for inclusion in the SEC Reports (as defined in Section 4.9(a)) and the information supplied or to be supplied by VSW or any of its Subsidiaries for inclusion or incorporation by reference in the information statement which shall constitute the information statement (such information statement, and any amendments or supplements thereto, the “Information Statement”) to be sent to the stockholders of Convera shall not at the time the SEC Reports are filed with the SEC or the Information Statement is sent to the stockholders contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time prior to the filing or mailing of the Information Statement, any event relating to VSW, any of VSW’s Subsidiaries or any of its respective affiliates, officers or directors should be discovered VSW which should be set forth in an amendment to the SEC Reports or a supplement to the Information Statement, VSW shall promptly inform Convera, B2B and Technologies. Notwithstanding the foregoing, VSW makes no representation or warranty with respect to any information supplied by Convera which is contained in any of the foregoing documents.

3.21  Interested Party Transactions.  Except as set forth in the VSW Restructuring Documents (defined below) and Section 3.21 of the VSW Disclosure Schedule, no event relating to VSW or any of its Subsidiaries has occurred that would be required to be reported as a Certain Relationship or Related Transaction pursuant to Statement of Financial Accounting Standards No. 57.

3.22  Change of Control Payments.  Except as set forth in Section 3.22 of the VSW Disclosure Schedule, neither VSW nor any of its Subsidiaries has any plans, programs or agreements to which VSW or any Subsidiary is party, or to which either is subject, pursuant to which payments (or acceleration of benefits or vesting of options or lapse of repurchase rights) may be required upon, or may become payable directly or indirectly as a result of, the transactions contemplated by this Agreement or any other change of control of VSW or any of its Subsidiaries.

3.23  No Existing Discussions.  Neither VSW nor any of its Subsidiaries or affiliates is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 50% or more of the net revenues, net income or the non-cash assets of VSW or any of its Subsidiaries and affiliates, taken as a whole, or 50% or more of any class of equity securities of any of the above entities, any tender offer or exchange offer that, if consummated, would result in any person beneficially owning 50% or more of any class of equity securities of any of the above entities, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving any of the above entities, other than the transactions contemplated by this Agreement.

3.24  VSW Restructuring Documents.  At the time of execution of the documents to affect the VSW Restructuring and each instrument required thereby to be executed and delivered by the VSW Entities, at the closing of the transaction contemplated thereby (the “VSW Restructuring Documents”), each VSW Entity will have all necessary corporate power and authority to execute and deliver the VSW Restructuring Documents and to perform their respective obligations hereunder and to consummate the transactions contemplated thereby. Upon its execution and delivery, the execution and delivery by the VSW Entities of the VSW Restructuring Documents and the consummation by them of the transactions contemplated thereby will have been duly and validly authorized by all necessary corporate action on the part of each VSW Entity. Upon their execution and delivery, the VSW Restructuring Documents will have been duly and validly executed and delivered by each VSW Entity and execution and delivery of the VSW Restructuring Documents will constitute the legal, valid and binding obligation of each VSW Entity, enforceable against each VSW Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and are in compliance with all applicable laws and obligations of the VSW Entities and the Parent.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF CONVERA, B2B AND TECHNOLOGIES

Each of Convera, B2B and Technologies jointly and severally represents and warrants to the VSW Entities that, except as set forth in the written disclosure schedule prepared by Convera and B2B which is dated as of the date of this Agreement and arranged in sections corresponding to the numbered and lettered sections contained in this Article IV and was previously delivered to FL in connection herewith (the “Convera Disclosure Schedule”) (disclosure in any section of the Convera Disclosure Schedule shall qualify only the corresponding section in this Article IV) and the SEC Reports, as of the date of this Agreement and as of the Closing Date, except where another date is specified:

4.1  Organization and Qualification; Subsidiaries.  Convera and each of its Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority necessary to own, lease and operate the properties it owns, leases or operates and the properties that are used in its business and to carry on its business as it is now being conducted or presently proposed to be conducted. Convera and each of its Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not reasonably be expected to have a Material Adverse Effect. A true, complete and correct list of all of Convera’s Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary, the authorized capitalization of each Subsidiary, and the percentage of each Subsidiary’s outstanding capital stock owned by Convera or another Subsidiary or affiliate, is set forth in Section 4.1 of the Convera Disclosure Schedule. Except as set forth in the SEC Reports, none of B2B, Technologies or any of their respective Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by B2B, Technologies or any of their respective Subsidiaries and comprising less than one percent (1%) of the outstanding stock of such company.

4.2  Certificate of Incorporation and By-Laws.  Convera has heretofore made available to FL a true, complete and correct copy of Convera’s Certificate of Incorporation, as amended to date (the “Convera Charter”), and By-Laws, as amended to date (the “Convera By-Laws”), and has made available to FL true, complete and correct copies of the charter and By-Laws (or equivalent organizational documents), each as amended to date, of each of Convera’s Subsidiaries (the “Convera Subsidiary Documents”). The Convera Charter, Convera By-Laws and the Subsidiary Documents are in full force and effect. Convera is not in violation of any of the provisions of Convera Charter or Convera By-Laws and Convera’s Subsidiaries are not in violation of their respective Convera Subsidiary Documents.

4.3  Capitalization.

(a) The authorized capital stock of Convera consists of 100,000,000 shares of Class A common stock, par value $0.01 per share, 40,000,000 shares of Class B non-voting common stock, par value $0.01 per share, and 5,000,000 shares of cumulative convertible preferred stock, par value $0.01 per share. As of the date hereof, 53,157,738 shares of Class A common stock are issued and outstanding, and no shares of Class B non-voting common stock or cumulative convertible preferred stock are issued or outstanding. Other than as disclosed in the SEC Reports, Convera does not have any stock purchase right or stock option plan and 3,594,151 shares of Class A common stock are reserved for issuance upon exercise of such rights or options; 656,555 shares of Class A common stock are issued and held in the treasury of Convera. Between December 31, 2008 and the date of this Agreement, neither Convera nor any of its Subsidiaries have issued any securities (including derivative securities).

(b) The authorized capital stock of B2B consists of 1,000 shares of B2B Common Stock. As of the Closing Date, 1,000 shares of B2B Common Stock will be issued and outstanding unless otherwise mutually agreed by the parties in writing. B2B does not have any stock purchase right or stock option plan and no share of B2B Common Stock are reserved for issuance upon exercise of such rights or options; no shares of B2B Common Stock are issued and held in the treasury of B2B. Between December 31, 2008 and the date of this Agreement, B2B has not issued any securities (including derivative securities).

(c) Convera is the sole member of Technologies and owns 100% of Technologies Interest. Technologies does not have any equity purchase right or option plan and no Technology Interest is reserved for issuance upon exercise of such rights or options, no Technologies Interest is issued and held in the treasury of Technologies. Technologies has not issued any securities (including derivative securities) other than described in this Section 4.3(c).

(d) Except as described in Sections 4.3(a) and 4.3(b) of this Agreement, no capital stock of Convera or any of its Subsidiaries or any security convertible or exchangeable into or exercisable for such capital stock, is issued, reserved for issuance or outstanding as of the date of this Agreement. At the Closing Date, there will be no options, preemptive rights, warrants, calls, rights, commitments or agreements of any kind to which Convera or any of its Subsidiaries is a party, or by which Convera or any of its Subsidiaries is bound, obligating Convera or any of it Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Convera or any of its Subsidiaries or obligating Convera or any of its Subsidiaries to grant, extend or accelerate the vesting of or enter into any such option, warrant, call, right, commitment or agreement. There are no stockholder agreements, voting trusts, proxies or other similar agreements or understandings to which Convera or any of its Subsidiaries is a party or by which it or they are bound with respect to the shares of capital stock of Convera or any of its Subsidiaries. Except as set forth in Section 4.3(c) of the Convera Disclosure Schedule, there are no rights or obligations, contingent or otherwise (including without limitation rights of first refusal in favor of Convera or any of its Subsidiaries), of Convera or any of its Subsidiaries, to repurchase, redeem or otherwise acquire any shares of capital stock of Convera or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity. There are no registration rights or other agreements or understandings to which Convera or any of its Subsidiaries is a party or by which it or they are bound with respect to any capital stock of Convera or any of its Subsidiaries.

(e) All outstanding shares of capital stock of Convera and each of its Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, pre-emptive right, subscription right or any similar right under any provision of the DGCL, Convera Charter, Convera By-Laws or any Convera Subsidiary Documents or any agreement to which Convera or any of its Subsidiaries is a party or otherwise bound. None of the outstanding shares of capital stock of Convera or any of its Subsidiaries have been issued in violation of any federal or state securities laws. Other than disclosed in the SEC Reports, no material change in capitalization of Convera or any of its Subsidiaries has occurred since its inception. All of the outstanding shares of capital stock of each of Convera’s Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares are owned by Convera or a Subsidiary of Convera free and clear of all Liens. There are no accrued and unpaid dividends with respect to any outstanding shares of capital stock of Convera or any of its Subsidiaries.

4.4  Authority Relative to this Agreement.  Subject only to the approval of Convera’s stockholders of the Plan of Dissolution and the Dissolution as described below, Convera, B2B and Technologies have all necessary corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by Convera, B2B and Technologies at the Closing and to perform their respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Convera, B2B and Technologies of this Agreement and each instrument required hereby to be executed and delivered at the Closing by Convera, B2B and Technologies and the consummation by Convera, B2B and Technologies of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Convera, B2B and Technologies, subject only to the approval of the Plan of Dissolution and the Dissolution by Convera’s stockholders by the affirmative consent of the holders of a majority of outstanding shares of Convera’s common stock, par value $0.01 per share (“Convera Common Stock”) as required by the DGCL and Convera’s Amended and Restated Certificate of Incorporation. This

Agreement has been duly and validly executed and delivered by Convera, B2B and Technologies and, assuming the due authorization, execution and delivery of this Agreement by the VSW Entities, constitutes the legal, valid and binding obligation of Convera, B2B and Technologies, enforceable against Convera, B2B and Technologies in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law). As of the date of this Agreement, the Board of Directors of Convera has unanimously determined that it is fair to, advisable and in the best interests of Convera’s stockholders for B2B and Technologies to enter into a business combination with VSW2 upon the terms and subject to the conditions of this Agreement, and has unanimously recommended that Convera’s stockholders approve the Plan of Dissolution and the Dissolution, and, unless notice thereof has been given to FL in the manner required by this Agreement, none of the aforesaid actions by Convera’s Board of Directors has been amended, rescinded or modified.

4.5  Anti-Takeover Statute Not Applicable.  No Takeover Statute is applicable to Convera, the shares of Convera’s Class A common stock, B2B, the shares of B2B Common Stock, Technologies, Technologies Interest, the Merger or any of the other transactions contemplated by this Agreement.

4.6  Agreements, Contracts and Commitments.

(a) Except as set forth in Section 4.6(a) of the Convera Disclosure Schedule, neither Convera nor any of its Subsidiaries has any material agreements, contracts or commitments (including but not limited to end user license agreements) that are not disclosed in the SEC Reports;

(b) Except as set forth in Section 4.6 of the Convera Disclosure Schedule, no purchase contracts or commitments of Convera or any of its Subsidiaries continue for a period of more than ninety (90) days or are in excess of the normal, ordinary and usual requirements of its business;

(c) Except for agreements: (i) for the purchase, sale, license, distribution, maintenance or support of the products of Convera or any of its Subsidiaries entered into in the ordinary course under which Convera or any of its Subsidiaries made or received payments of less than $25,000 during any 12 months period; or (ii) which do not provide for any term extension or expansion of the rights granted with respect to Convera Intellectual Property as a result of the Merger, there are no contracts or agreements to which Convera or any of its Subsidiaries is a party that (a) do not expire or that Convera or any of its Subsidiaries may not terminate within one year after the date of this Agreement or (b) may be renewed at the option of any person other than Convera or any of its Subsidiaries so as to expire more than one year after the date of this Agreement.

(d) Neither Convera nor any of its Subsidiaries has any outstanding contract (i) with any officer, employee, agent, consultant, advisor, salesman or sales representative (other than employment agreement in the ordinary course of business or disclosed in SEC Reports), or (ii) other than with respect to any reseller, distribution, OEM or end user license agreement for the products of Convera or any of its Subsidiaries entered into in the ordinary course of business, with any distributor or dealer that is not cancelable by it on notice of 30 days or less and without material liability, penalty or premium;

(e) Except as disclosed in SEC Reports, neither Convera nor any of its Subsidiaries is in default, nor is there any known basis for any valid claim of default, under any contract made or obligation owed by it except for such defaults that would not reasonably be likely to have a Material Adverse Effect;

(f) Except as disclosed in the SEC Reports and Section 4.6(f) of Convera Disclosure Schedule, neither Convera nor any of its Subsidiaries has any employee to whom it is paying compensation at an annual rate of more than $100,000 for services rendered;

(g) Neither Convera nor any of its Subsidiaries is restricted from carrying on its business in any material respect anywhere in the world by any material agreement under which Convera or any of its Subsidiaries (i) is restricted from selling, licensing or otherwise distributing any of its technology or products or providing services to customers or potential customers or any class of customers, including without limitation resellers or other distributors, in any geographic area, during any period of time, or in segment of any market or line of business, (ii) is required to give favored pricing to any customers or potential customers or any class of customers or to provide exclusive or favored access to any product features to any customers or potential customers or any class of customers, or (iii) has agreed to purchase a minimum amount of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(h) Neither Convera nor any of its Subsidiaries has any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, resellers, retailers or other customers, except for such obligations or liabilities that would not reasonably be likely to have a Material Adverse Effect;

(i) Except as disclosed in the SEC Reports, neither Convera nor any of its Subsidiaries has any debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation of others;

(j) Neither Convera nor any of its Subsidiaries has any contract for capital expenditures in excess of $25,000 individually, or such contracts representing in excess of $100,000 in the aggregate;

(k) At the Closing, neither Convera nor any of its Subsidiaries has any contract, agreement or commitment currently in force relating to the disposition or acquisition of assets not in the ordinary course of business other than the Convera Contribution Agreement;

(l) Neither Convera nor any of its Subsidiaries has any contract, agreement or commitment for the purchase of any ownership interest in any corporation, partnership, joint venture or other business enterprise;

(m) Except as disclosed in the SEC Reports, neither Convera nor any of its Subsidiaries has any outstanding loan to any person other than to Convera or a wholly owned Subsidiary of Convera;

(n) Neither Convera nor any of its Subsidiaries has any power of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor (other than indemnities contained in agreements for the purchase, sale, license, distribution, maintenance or support of products entered into in the ordinary course of business) or otherwise in respect of any obligation of any person, corporation, partnership, joint venture, association, organization or other entity, or any capital maintenance, keep-well or similar agreements or arrangements;

(o) Neither Convera nor any of its Subsidiaries has any agreements, contracts or arrangements containing any provision requiring Convera to indemnify another party (other than indemnities contained in agreements for the purchase, sale, license, distribution, maintenance or support of products entered into in the ordinary course of business) or containing any covenant not to bring legal action against any third party;

(p) Convera has made available to FL true, complete and correct copies of each contract listed in Section 4.6(a) of the Convera Disclosure Schedule (together with the material contracts filed in the SEC Reports that relate to Section 4.6 of this Agreement and any material agreements, contracts or commitments (including but not limited to end user license agreements) that (i) resulted in or will result in (A) payments by Convera or its Subsidiaries during fiscal years 2007, 2008 or 2009 (up to the date of this Agreement) or (B) payments to Convera or any of its Subsidiaries during the period beginning fiscal year 2007 and ending as of the date of this Agreement, in either case in excess of $25,000 or (ii) which require the making of any charitable contribution in excess of $25,000, the “Convera Material Contracts”); and

(q) (i) Neither Convera nor any of its Subsidiaries has materially breached, is in material default under, or has received written notice of any material breach of or material default under, any Convera Material Contract and such breach or default remains uncured, (ii) to the knowledge of Convera, B2B and Technologies, no other party to any Convera Material Contract has materially breached or is in material default of any of its obligations thereunder which breach or default remains uncured, (iii) each Convera Material Contract is in full force and effect and (iv) each Convera Material Contract is a legal, valid and binding obligation of Convera or any of its Subsidiaries and, to the knowledge of Convera, B2B and Technologies, each of the other parties thereto, enforceable in accordance with its terms, except that the enforcement thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and are in compliance with all applicable laws and obligations of Convera, B2B and Technologies.

4.7  No Conflict; Required Filings and Consents.

(a) The execution and delivery by Convera, B2B and Technologies of this Agreement does not, the execution and delivery by Convera, B2B and Technologies of any instrument required hereby to be executed and delivered by Convera, B2B and Technologies at the Closing will not, and the performance of their respective agreements and obligations under this Agreement by Convera, B2B and Technologies will not, (i) conflict with or violate the Convera Charter or Convera By-Laws or any Convera Subsidiary Documents, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Convera or any of its Subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default), or impair Convera’s or any of its Subsidiaries’ rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets (including intangible assets) of Convera or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Convera or any of its Subsidiaries is a party or by which Convera or any of its Subsidiaries or its or any of their respective properties is bound or affected, other than, in the case of (iii) above, such conflict, violation, breach, default, impairment, rights of termination, amendment, acceleration or cancellation, or Liens that would not be reasonably expected to have a Material Adverse Effect.

(b) The execution and delivery by Convera, B2B and Technologies of this Agreement does not, the execution and delivery by Convera, B2B and Technologies of any instrument required hereby to be executed and delivered by Convera, B2B and Technologies at the Closing will not, and the performance of their respective agreements and obligations under this Agreement by Convera. B2B and Technologies will not, require any consent, approval, order, license, authorization, registration, declaration or permit of, or filing with or notification to, any Governmental Entity, except (i) the filing by Convera of current reports on Forms 8-K (the “Forms 8-K ”) with the SEC in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the filing by Convera of the Information Statement with the SEC under the Exchange Act, (ii) such consents, approvals, orders, licenses, authorizations, registrations, declarations, permits, filings, and notifications as may be required under applicable federal and state securities laws or the laws of any foreign country, (iii) the filing of the Certificates of Merger or other documents as required by the DGCL and (iv) such other consents, approvals, orders, licenses, authorizations, registrations, declarations, permits, filings and notifications which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.

4.8  Compliance; Permits.

(a) Convera and its Subsidiaries are and have been in compliance with and are not in default or violation of (and have not received any notice of non-compliance, default or violation with respect to) any law, rule, regulation, order, judgment or decree applicable to Convera or any of its Subsidiaries or by which any of their respective properties is bound or affected, and Convera is not aware of any such non-compliance, default or violation thereunder, where such non-compliance, default or violation would reasonably be expected to have a Material Adverse Effect.

(b) Each of Convera and its Subsidiaries holds all permits, licenses, easements, variances, exemptions, consents, certificates, authorizations, registrations, orders and other approvals from Governmental Entities that are material to the operation of the respective business of B2B, Technologies and their respective Subsidiaries taken as a whole as currently conducted (collectively, the “Convera Permits”), where the failure to hold the Convera Permits would be reasonably be expected to have a Material

Adverse Effect. The Convera Permits are in full force and effect and, to the best knowledge of Convera, B2B and Technologies, have not been violated in any material respect and no suspension, revocation or cancellation thereof has been threatened, and there is no action, proceeding or investigation pending or, to the knowledge of Convera, B2B and Technologies, threatened, seeking the suspension, revocation or cancellation of any Convera Permits. No Convera Permit shall cease to be effective as a result of the consummation of the transactions contemplated by this Agreement.

4.9  SEC Filings; Financial Statements.

(a) Convera has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed by Convera with the SEC (collectively, the “SEC Reports”). The SEC Reports, including all forms, reports and documents to be filed by Convera with the SEC after the date hereof and prior to the Effective Time, (i) were and, in the case of the SEC Reports filed after the date hereof, will be prepared in all material respects in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, as the case may be, and the rules and regulations thereunder, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), and in the case of such forms, reports and documents filed by Convera with the SEC after the date of this Agreement, will not as of the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in light of the circumstances under which they were and will be made, not misleading.

(b) Each of the consolidated financial statements (including, in each case, any related notes and schedules), contained in the SEC Reports, including any SEC Reports filed after the date of this Agreement, complied or will comply, as of its respective date, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP (except as may be indicated in the notes thereto) applied on a consistent basis throughout the periods involved and fairly presented or will fairly present the consolidated financial position of Convera and its Subsidiaries as of the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that any unaudited interim financial statements are subject to normal and recurring year-end adjustments which have not been and are not expected to be material in amount, individually or in the aggregate. The audited balance sheet of Convera contained in the SEC Report on Form 10-K for the fiscal year ended January 31, 2009 is referred to herein as the “Convera Balance Sheet.”

4.10  Absence of Certain Changes or Events.  From the date of Convera Balance Sheet to the Closing, other than as reflected in the interim financial statements filed with the SEC for the interim periods subsequent to January 1, 2009, Convera and each of its Subsidiaries (including B2B after the date the transaction contemplated in the Convera Contribution Agreement becomes effective) have or will have conducted their business in the ordinary course consistent with past practice and, since such date, there has not occurred: (i) any change, development, event or other circumstance, situation or state of affairs that has had or would reasonably be expected to have a Material Adverse Effect; (ii) any amendments to or changes in its or any of its Subsidiaries’ charter or By-Laws; (iii) any damage to, destruction or loss of any asset of Convera or any of its Subsidiaries (whether or not covered by insurance) that would reasonably be expected to have a Material Adverse Effect; (iv) any sale or disposal of a material amount of assets (tangible or intangible) of Convera except as contemplated in or by the Convera Contribution Agreement; or (v) any other action or event that would have required the consent of the VSW Entities pursuant to Section 5.1 had such action or event occurred after the date of this Agreement.

4.11  No Undisclosed Liabilities.

(a) Except as reflected in Convera Balance Sheet, neither Convera nor any of its Subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) which are required by GAAP to be set forth on a consolidated balance sheet of Convera and its consolidated subsidiaries or in the notes thereto, other than (i) any liabilities and obligations incurred since January 31, 2009 in the ordinary course of business consistent with past practice, and (ii) liabilities that would not reasonably be expected to have a Material Adverse Effect.

(b) Neither Convera nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar contract (including without limitation any contract relating to any transaction, arrangement or relationship between or among Convera or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including without limitation any structured finance, special purpose or limited purpose entity or person, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving Convera or any of its Subsidiaries in Convera Balance Sheet.

4.12  Absence of Litigation.  Except as disclosed in the SEC Reports and Section 4.12 of the Convera Disclosure Schedule, there are no claims, actions, suits, proceedings or, to the knowledge of Convera, B2B and Technologies, governmental investigations, inquiries or subpoenas (other than any actions, suits, proceedings, investigations, inquiries or subpoenas challenging or otherwise arising from or relating to the Merger or any of the other transactions contemplated by this Agreement) (a) pending against Convera or any of its Subsidiaries or any properties or assets of Convera or of any of its Subsidiaries, (b) to the knowledge of Convera, B2B and Technologies, threatened against Convera or any of its Subsidiaries, or any properties or assets of Convera or of any of its Subsidiaries, or (c) whether filed or threatened, that have been settled or compromised by Convera or any Subsidiary within the three (3) years prior to the date of this Agreement and at the time of such settlement or compromise were material, other than, in the case of (i) through (iii) above, such claims, actions, suits, proceedings, investigations, inquiries or subpoenas that would not be reasonably likely to have a Material Adverse Effect. Neither Convera nor any Subsidiary of Convera is subject to any outstanding order, writ, injunction or decree that would reasonably be expected to be material or would reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement.

4.13  Employee Benefit Plans, Options and Employment Agreements.

(a) Section 4.13(a) of the Convera Disclosure Schedule sets forth a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by Convera or any of its Subsidiaries or to which Convera or any of Convera’s Subsidiaries is obligated to contribute, or under which any of them has or may have any liability for premiums or benefits (collectively, the “Convera Employee Plans”).

(b) With respect to each Convera Employee Plan, Convera has made available to FL complete and accurate copies of such Convera Employee Plan (or a written summary of any unwritten plan) together with all amendments and related documents.

(c) Each Convera Employee Plan has been administered in all material respects in accordance with applicable laws and the regulations thereunder and in accordance with its terms and each of Convera and Convera’s Subsidiaries have in all material respects met their obligations with respect to each Convera Employee Plan and have timely made all required contributions thereto.

(d) With respect to Convera Employee Plans, there are no material benefit obligations for which contributions have not been made or properly accrued and there are no benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the Convera Balance Sheet. Convera and its Subsidiaries have no liability for benefits (contingent or otherwise) under any Convera Employee Plan, except as set forth in Convera Balance Sheet. The assets of each Convera Employee Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan.

(e) No Convera Employee Plan has assets that include securities issued by Convera or any of Convera’s Subsidiaries.

(f) Each Convera Employee Plan is amendable and terminable unilaterally by Convera or any of Convera’s Subsidiaries party thereto or covered thereby at any time without liability to Convera or any of its Subsidiaries as a result thereof, and no Convera Employee Plan or related plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits Convera or any of Convera’s Subsidiaries party thereto or covered thereby from amending or terminating any such Convera Employee Plan, or in any way limits such action.

(g) There is no action, suit, proceeding, claim, arbitration, audit or, to the knowledge of Convera, B2B and Technologies, investigation pending or, to the knowledge of Convera, B2B and Technologies, threatened, with respect to any Convera Employee Plan, other than claims for benefits in the ordinary course, that would reasonably be expected to result in material liability to Convera or any of its Subsidiaries or to such Convera Employee Plan. No Convera Employee Plan is or, to the knowledge of Convera, B2B and Technologies, within the last three (3) calendar years has been, the subject of, examination by a government agency or a participant in a government sponsored amnesty, voluntary compliance or similar program, nor has Convera received notice that it is the subject of, examination by a government agency or a participant in a government sponsored amnesty, voluntary compliance or similar program.

(h) Section 4.13(h) of the Convera Disclosure Schedule contains (i) a true, complete and current list of all independent contractors, and (ii) a description of the services each independent contractor performs, and a copy of the agreement between each independent contractor and Convera. To the knowledge of Convera, B2B and Technologies, after due inquiry of the appropriate individuals, each individual who has received compensation for the performance of services on behalf of Convera or any of Convera’s Subsidiaries has been properly classified as an employee or independent contractor in accordance with applicable law.

(i) Each Convera Employee Plan maintained in and outside the United States is in compliance, and the books and records thereof are maintained in compliance, with all applicable laws, rules and regulations of the jurisdiction in which such Convera Employee Plan is maintained. Section 4.13(i) of the Convera Disclosure Schedule lists each country in which Convera or any of its Subsidiaries has operations and the number of employees in each such country.

(j) Section 4.13(j) of the Convera Disclosure Schedule sets forth a true, complete and correct list of (i) all employment or consulting agreements with employees of Convera or any of its Subsidiaries obligating Convera or any of its Subsidiaries to make annual cash payments in an amount equal to or exceeding $100,000 on an annual basis or $25,000 in any one payment; (ii) all employees of Convera or any of its Subsidiaries who have executed a non-competition agreement with Convera or any of its Subsidiaries; (iii) all severance agreements, programs and policies of Convera or any of its Subsidiaries with or relating to its employees, in each case with potential outstanding obligations equal to or exceeding $100,000 on an annual basis or $25,000 in any one payment, excluding programs and policies required to be maintained by law; and (iv) all plans, programs, agreements and other arrangements of Convera or any of its Subsidiaries with or relating to its employees which contain change in control provisions including any such plans or agreements providing for an increase in vesting of benefits by reason of the transactions contemplated by this Agreement. True, complete and correct copies of each of the foregoing agreements to which any employee of Convera and any of its Subsidiaries is a party have been furnished to FL.

(k) Section 4.13(k) of the Convera Disclosure Schedule sets forth a true, complete and correct list of all agreements pursuant to which the consummation of the transactions contemplated by this Agreement will, either alone or in combination with another event, (i) entitle any current or former employee or officer of Convera or any Subsidiary of Convera to severance pay, unemployment compensation or any other payment to which such employee or officer would not otherwise be or have been entitled, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

4.14  Labor Matters.  (a) Convera and each of its Subsidiaries are in compliance in all material respects with all applicable laws respecting employment, employment practices and occupational safety and health, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practices; (b) there are no controversies pending or, to the knowledge of Convera, B2B or Technologies, threatened, between Convera or any of its Subsidiaries and any of their respective employees, consultants or independent contractors, which controversies would reasonably be expected to have a Material Adverse Effect; (c) neither Convera nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Convera or its Subsidiaries, nor does Convera or any of its Subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (d) there are no and neither Convera nor any of its Subsidiaries has any knowledge of any labor disputes, strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of, or consultants or independent contractors to, Convera or any of its Subsidiaries. To the knowledge of Convera, no employee of Convera or any of its Subsidiaries is in violation of any term of any patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by Convera or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by Convera or any of its Subsidiaries or to the use of trade secrets or proprietary information of others or, in the case of any key employee or group of key employees, has given notice as of the date of this Agreement to Convera or any of its Subsidiaries that such employee or any employee in a group of key employees intends to terminate his or her employment with Convera.

4.15  Properties; Encumbrances.  Except as set forth in Section 4.15(a) of the Convera Disclosure Schedule, each of Convera and its Subsidiaries has good, valid and marketable title to, or a valid leasehold interest in, all the properties and assets which it purports to own or lease and all the properties and assets which are used or useful for the business of Convera or any of its Subsidiaries (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in Convera Balance Sheet (except for personal property sold since the date of Convera Balance Sheet in the ordinary course of business consistent with past practice). All properties and assets reflected in Convera Balance Sheet are free and clear of all Liens, except for Liens reflected on Convera Balance Sheet and Liens for current taxes not yet due and other Liens that do not materially detract from the value or impair the use of the property or assets subject thereto. Section 4.15(b) of the Convera Disclosure Schedule sets forth a true, complete and correct list of all real property owned, leased, subleased or licensed by Convera and the location of such premises. Each of Convera and its Subsidiaries is and has been in compliance with the material provisions of each lease or sublease for the real property which is set forth in Section 4.15(b) of the Convera Disclosure Schedule.

4.16  Taxes.

(a) Convera and each of its Subsidiaries have filed with the appropriate taxing authorities all Tax Returns required to be filed by them. All Taxes due and owing by Convera and its Subsidiaries have been timely paid. There are no Tax Liens on any assets of Convera or any Subsidiary thereof other than liens relating to Taxes not yet due and payable. Except as set forth in Section 4.16 of the Convera Disclosure Schedule, neither Convera nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. The accruals and reserves for Taxes (exclusive of any accruals for “deferred taxes” or similar items that reflect timing differences between tax and financial accounting principles) reflected in Convera Balance Sheet are adequate to cover all Taxes accruable through the date thereof (including interest and penalties, if any, thereon and Taxes being contested). All liabilities for Taxes attributable to the period commencing on the date following the date of Convera Balance Sheet were incurred in the ordinary course of business and are consistent in type and amount with Taxes attributable to similar prior periods.

(b) Convera and each of its Subsidiaries have withheld with respect to its employees all Taxes required to be withheld by applicable law, and neither Convera nor any of its Subsidiaries has been delinquent in the payment of any Tax. Neither Convera nor any of its Subsidiaries has received any written notice of any Tax deficiency outstanding, proposed or assessed against Convera or any of its Subsidiaries. Neither Convera nor any of its Subsidiaries has received any written notice of any audit examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Tax Return of Convera or any of its Subsidiaries. Neither Convera nor any of its Subsidiaries is a party to or bound by any tax indemnity, tax sharing or tax allocation agreements. Neither Convera nor any of its Subsidiaries is liable for the Taxes of any person (other than those of Convera and its Subsidiaries) by contract or otherwise.

(c) Convera has made available to FL (i) complete and correct copies of all Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by Convera or any of its Subsidiaries with respect to the prior five (5) taxable years, and (ii) written schedules of (A) the taxable years of Convera and each Subsidiary for which the statute of limitations with respect to income Taxes have not expired, (B) with respect to income Taxes of Convera and each Subsidiary, those years for which examinations have been completed, those years for which examinations are presently being conducted, those years for which examinations have not yet been initiated and those years for which required Tax Returns have not yet been filed, and (C) the foreign countries in which Convera or its Subsidiaries is subject to income tax.

4.17  Intellectual Property.

(a) Section 4.17(a) of the Convera Disclosure Schedule sets forth a true, complete and correct list of all US and foreign (i) patents and pending patent applications, including any utility models and similar patents, owned by Convera or any of its Subsidiaries as of the date of this Agreement (ii) trademark registrations (including internet domain registrations) and pending trademark applications owned by Convera or any of its Subsidiaries as of the date of this Agreement; and (iii) copyright registrations and pending copyright applications owned by Convera or any of its Subsidiaries as of the date of this Agreement (collectively the “ Registered Convera Intellectual Property”).

(b) Immediately before the Closing, B2B and Technologies or one or more of its Subsidiaries owns, or has a valid right to use, all of the Intellectual Property that is used in the business of Convera and its Subsidiaries as currently conducted (the “Convera Intellectual Property”). The Convera Intellectual Property is all the intellectual property used in the business of Convera or any of its Subsidiaries, and all of the Convera Intellectual Property is owned solely by Convera or one of its Subsidiaries and, except as otherwise specified on Section 4.17(b) of the Convera Disclosure Schedule, will be solely owned by B2B, Technologies or one of their respective Subsidiaries at the Closing.

(c) The Registered Convera Intellectual Property is valid and subsisting (except with respect to applications), and has not expired or been cancelled, or abandoned.

(d) Except as disclosed in the SEC Reports, there is no pending or, to the knowledge of Convera, B2B and Technologies, threatened (and at no time within the three years prior to the date of this Agreement has there been pending any) material suit, arbitration or other adversarial proceeding before any court, government agency or arbitral tribunal or in any jurisdiction alleging that the activities or the conduct of Convera’s or any of their Subsidiaries’ business infringe or misappropriate any Intellectual Property owned by any third party (“Third Party Intellectual Property”), or challenging the ownership, validity, enforceability or registerability of any Convera Intellectual Property. Neither Convera nor any of its Subsidiaries is, as a result of any suits, actions or similar legal proceedings, a party to any settlements, covenants not to sue, consents, decrees, stipulations, judgments, or orders which (i) materially restrict Convera’s or any of its Subsidiaries’ rights to use any Convera Intellectual Property, (ii) materially restrict Convera or any of its Subsidiaries from conducting its business as currently conducted in order to avoid infringement of any Third Party Intellectual Property, or (iii) permit third parties to use any Convera Intellectual Property.

(e) The conduct of the business of Convera and any of their Subsidiaries as currently conducted does not infringe in any material respect upon any Third Party Intellectual Property. To the knowledge of Convera, B2B and Technologies, no third party is misappropriating, infringing, diluting or violating any Convera Intellectual Property that is material to the conduct of the business of Convera and its Subsidiaries as currently conducted, and no intellectual property misappropriation, infringement dilution or violation suits, arbitrations or other adversarial proceedings have been brought before any court, government agency or arbitral tribunal against any third party by Convera or any of its Subsidiaries which remain unresolved.

(f) Convera and its Subsidiaries have taken reasonable measures to protect the proprietary nature of Convera Intellectual Property that is material to the business of Convera or any of its Subsidiaries as currently conducted. To the knowledge of Convera, B2B and Technologies, there has been no disclosure to any third party by Convera or any of its Subsidiaries of material confidential information or trade secrets of Convera, B2B, Technologies or any of its Subsidiaries related to any material proprietary product currently being marketed, sold, licensed or developed by Convera or any of its Subsidiaries (each such product, a “Convera Proprietary Product”) other than disclosures made pursuant to nondisclosure or confidentiality agreements entered into by Convera or any of its Subsidiaries in the ordinary course of business.

(g) All employees of Convera and its Subsidiaries who have made material contributions to the development of any Convera Proprietary Product (including without limitation all employees who have designed, written, tested or worked on any software code contained in any Convera Proprietary Product) have signed confidentiality, non-competition (unless prohibited by applicable law) and assignment of proprietary rights agreements substantially in one of the forms attached to Section 4.17(g) of the Convera Disclosure Schedule, or will make such assignment prior to Closing. All consultants and independent contractors who have made material contributions to the development of any Convera Proprietary Product (including without limitation all consultants and independent contractors who have designed, written, tested or worked on any software code contained in any Convera Proprietary Product) have assigned to Convera or one or more of its Subsidiaries (or a third party that previously conducted any business currently conducted by Convera or one or more of its Subsidiaries and that has assigned its rights in such Convera Proprietary Product to Convera or one or more of its Subsidiaries) all of their right, title and interest (other than moral rights, if any) in and to the portions of such Convera Proprietary Product developed by them in the course of their work for Convera or one or more of its Subsidiaries (or applicable third party) or will make such assignment prior to Closing. Assignments of the patents and patent applications listed in Section 4.17(a) of the Convera Disclosure Schedule to Convera or one or more of its Subsidiaries have been duly executed and filed with the United States Patent and Trademark Office or will be duly executed and filed with the United States Patent and Trademark Office prior to the Closing Date.

(h) Neither Convera nor any of its Subsidiaries has granted or is obligated to grant access to any of its source code (including without limitation in any such case any conditional right to access or under which Convera or any of its Subsidiaries has established any escrow arrangement for the storage and conditional release of any of its source code).

(i) None of the Convera Proprietary Products contains any software code that is, in whole or in part, subject to the provisions of any license to software that is made generally available to the public without requiring the payment of any fees or royalties (including but not limited to the GPL, LGPL, MPL, BSD licenses, and any other similar “free software” or “open source” licenses), including but not limited to any such license under which Convera or any of its Subsidiaries is obligated to make the source code for such Convera Proprietary Product generally available to the public free of charge.

(j) Except as disclosed in the SEC Reports, neither Convera nor any of its Subsidiaries have any obligation to pay any third party any royalties or other fees in the excess of $25,000 in one payment or for any three-month period for the use of Convera Intellectual Property or otherwise and no obligation to pay such royalties or other fees will result from the consummation of the transactions contemplated by this Agreement.

(k) (i) Neither Convera nor any of its Subsidiaries is in violation of any license, sublicense or other agreement or instrument related to Convera Intellectual Property to which Convera, Convera or any of their Subsidiaries is a party or is otherwise bound; (ii) the consummation by Convera, B2B and Technologies of the transactions contemplated hereby will not result in any loss or impairment of ownership by Convera or any of its Subsidiaries of, or the right of any of them to use (or result in any term extension or expansion of the rights granted to any third party in or to), any Convera Intellectual Property that is material to the business of Convera and its Subsidiaries as currently conducted; (iii) the consummation by Convera, B2B and Technologies of the transactions contemplated hereby will not require the consent of any third party or any Governmental Entity, with respect to any such Intellectual Property.

4.18  Insurance.  All fire and casualty, general liability, business interruption, product liability, sprinkler and water damage insurance policies and other forms of insurance maintained by Convera or any of its Subsidiaries, provide adequate coverage for all normal risks incident to the business of Convera and its Subsidiaries and their respective properties and assets and are in character and amount and with such deductibles and retained amounts as are generally carried by persons engaged in similar businesses and subject to the same or similar perils or hazards. Each such policy is in full force and effect and all premiums due thereon have been paid in full. None of such policies shall terminate or lapse (or be affected in any other materially adverse manner) by reason of the consummation of the transactions contemplated by this Agreement.

4.19  Restrictions on Business.  Except for this Agreement, there is no agreement, judgment, injunction, order or decree binding upon Convera or any of its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of Convera or any of its Subsidiaries, acquisition of property by Convera or any of its Subsidiaries or the conduct of business by Convera or any of its Subsidiaries as currently conducted or as proposed to be conducted by Convera.

4.20  Interested Party Transactions.  Except as disclosed the SEC Reports, no event has occurred in the three-year period prior to the date of this Agreement that would be required to be reported as a Certain Relationship or Related Transaction pursuant to Statement of Financial Accounting Standards No. 57.

4.21  Change of Control Payments.  Except as disclosed in the SEC Reports, neither Convera nor any of its Subsidiaries has any plans, programs or agreements to which Convera or any Subsidiary is party, or to which either is subject, pursuant to which payments (or acceleration of benefits or vesting of options or lapse of repurchase rights) may be required upon, or may become payable directly or indirectly as a result of, the transactions contemplated by this Agreement or any other change of control of Convera or any of its Subsidiaries.

4.22  No Existing Discussions.  None of Convera, B2B or Technologies is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal (as defined in Section 6.2(a)) or any other substantially similar proposal.

4.23  Convera Contribution Agreement.  At the time of the execution of the Convera Contribution Agreement, Convera and B2B will have all necessary corporate power and authority to execute and deliver the Convera Contribution Agreement and each instrument required thereby to be executed and delivered by Convera and B2B at the closing of the transaction contemplated thereby and to perform their respective obligations hereunder and to consummate the transactions contemplated thereby. Upon its execution and delivery, the execution and delivery by Convera and B2B of the Convera Contribution Agreement and each instrument required thereby to be executed and delivered at the Closing by Convera and B2B and the consummation by Convera and B2B of the transactions contemplated thereby will have been duly and validly authorized by all necessary corporate action on the part of Convera and B2B. Upon its execution and delivery, the Convera Contribution Agreement will have been duly and validly executed and delivered by Convera and B2B and execution and delivery of the Convera Contribution Agreement will constitute the legal, valid and binding obligation of Convera and B2B, enforceable against Convera and B2B in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

ARTICLE V
CONDUCT OF BUSINESS

5.1  Conduct of Business Pending the Merger.  Each party covenants and agrees that, except for the transactions contemplated in or by this Agreement, the Convera Contribution Agreement, the Information Statement, and the VSW Restructuring, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, unless the other parties shall otherwise agree in writing, it shall conduct its business and shall cause the businesses of its Subsidiaries to be conducted only in, and such party and its Subsidiaries shall not take any action except in, and shall cause its Subsidiaries not to take any action except in, the ordinary course of business and in a manner consistent with past practice and in compliance in all material respects with all applicable laws and regulations; and each party and its

Subsidiaries shall use reasonable best efforts to preserve substantially intact the business organization of such party and its Subsidiaries, to keep available the services of the current officers, employees and consultants of such party and its Subsidiaries and to preserve the present relationships of such party and its Subsidiaries with customers, suppliers and other persons with which such party or any of its Subsidiaries has significant business relations. The parties agree that the individuals identified in Section 5.1(a) of the VSW Disclosure Schedule and Section 5.1(a) of the Convera Disclosure Schedule shall be authorized to provide the agreement of such respective party to the various acts of such party contemplated by this Section 5.1 during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time. By way of amplification and not limitation, (a) except as contemplated in or by this Agreement, the Convera Contribution Agreement, the Information Statement and the VSW Restructuring, and (b) as set forth in Section 5.1(b) of the VSW Disclosure Schedule and Section 5.1(b) of the Convera Disclosure Schedule, each not shall not and shall not permit its Subsidiaries to, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, directly or indirectly do, or propose to do, any of the following without the prior written consent of the other parties:

(a) amend or otherwise change such party’s charter, By-Laws or the charter or bylaws of its Subsidiaries;

(b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in such party or any of its Subsidiaries or affiliates;

(c) sell, pledge, dispose of or encumber any assets of such party or any of its Subsidiaries (other than (i) sales of assets in the ordinary course of business and in a manner consistent with past practice, not to exceed $25,000 in the aggregate, (ii) dispositions of obsolete or worthless assets or (iii) sales of immaterial assets not in excess of $25,000); provided that for the avoidance of doubt the foregoing shall not apply to sales of the products or services of such party or any of its Subsidiaries in the ordinary course;

(d) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, except that a direct or indirect wholly owned Subsidiary of such party may declare and pay a dividend to its parent, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, or permit any Subsidiary to purchase, repurchase, redeem or otherwise acquire, any of its securities or any securities of its Subsidiaries, or any option, warrant or right, directly or indirectly, to acquire any such securities, or propose to do any of the foregoing;

(e) (i) acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances or capital contributions to or investments in any other person, except in the ordinary course of business and consistent with past practice; (iii) enter into, amend (including without limitation with respect to any rights in or to any intellectual property of any person) in any material respect or waive (including without limitation with respect to any rights in or to any intellectual property of any person) any material right under any contract or agreement of any type referred to in Sections 3.6 and 4.6 hereof (other than any agreement for the purchase, sale, license, distribution, maintenance or support of the products of such party or its Subsidiaries or the provision of consulting services related thereto entered into in the ordinary course of such party ’s business), any joint venture or development or marketing agreement with any of the entities listed in Section 5.1(e)(iii) of the VSW Disclosure Schedule and Section 5.1(e)(iii) of the Convera Disclosure Schedule, or any contract or agreement not entered into in the ordinary course of business consistent with past practices, or enter into, renew, amend or terminate any lease relating to real property, or open or close any facility; (iv) adopt or implement any stockholder rights plan; (v) authorize any capital expenditures or purchase of fixed assets which are in excess of $25,000 for any individual expenditure or purchase or in excess of $100,000 in the aggregate for all such expenditures or purchases for such party and its Subsidiaries taken as a whole; (vi) modify its standard warranty terms for its products or amend or modify any product warranties in effect as of the date of this Agreement in any manner that is adverse to such party or any of its Subsidiary; (vii) pledge or otherwise encumber shares of capital stock of such party or any of its Subsidiary; (viii) mortgage or pledge any of its assets, tangible or intangible, or create or suffer to exist any Lien thereupon; or (ix) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 5.1(e);

(f) increase the compensation payable or to become payable to its directors, officers or employees (other than increases payable to non-officer employees made in the ordinary course of business consistent with past practice), make any loan, advance or capital contribution, or grant any severance or termination pay to, or enter into or amend any employment or severance agreement with, any director, officer or other employee of such party or any of its Subsidiaries (other than the granting of severance pay in connection with the involuntary termination of any non-officer or non-director employee of such party or any of its Subsidiaries, other than any individual identified in Section 5.1(f) of the VSW Disclosure Schedule and Section 5.1(f) of the Convera Disclosure Schedule, in an amount consistent with its written practices or in connection with agreements that were in effect prior to the date of this Agreement and are listed in Section 5.1(f) of the VSW Disclosure Schedule and Section 5.1(f) of the Convera Disclosure Schedule, establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of such party or any of its Subsidiaries, pay any discretionary bonuses to any officer of such party, materially change any actuarial assumption or other assumption used to calculate funding obligations with respect to any pension or retirement plan, or change the manner in which contributions to any such plan are made or the basis on which such contributions are determined, except, in each case, as may be required by law or contractual commitments which are existing as of the date of this Agreement and listed in Section 3.13 of the VSW Disclosure Schedule and Section 4.13 of the Convera Disclosure Schedule;

(g) take any action to change accounting policies or procedures (including, without limitation, procedures with respect to revenue recognition, payments of accounts payable and collection of accounts receivable), except as required by GAAP or, except as so required, change any assumption underlying, or method of calculating, any bad debt contingency or other reserve;

(h) make any material Tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations, fail to file any Tax Return when due (or, alternatively, fail to file for available extensions) or fail to cause such Tax Returns when filed to be complete and accurate; or fail to pay any Taxes when due;

(i) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), in an amount that does not exceed $25,000 for any single claim, liability or obligation, or $50,000 in the aggregate, other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the VSW Balance Sheet or Convera Balance Sheet or incurred in the ordinary course of business and consistent with past practice;

(j) fail to pay accounts payable and other obligations in the ordinary course of business;

(k) accelerate the collection of receivables or modify the payment terms of any receivables;

(l) sell, securitize, factor or otherwise transfer any accounts receivable;

(m) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Convera, VSW or any of their respective Subsidiaries or successors (other than the Merger, the Dissolution and the restructuring transactions contemplated in the VSW Restructuring Documents and the Convera Contribution Agreement);

(n) revalue in any material respect any of its assets, including writing down the value of inventory or writing off notes or accounts receivable;

(o) take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1 (a) through (n) above, or any action which would make any of the representations or warranties of such party contained in this Agreement untrue or incorrect or prevent such party from performing or cause them not to perform its covenants hereunder, in each case, such that the conditions set forth in Sections 7.2 or 7.3, as the case may be, would not be satisfied.

5.2  Cooperation.  Subject to compliance with applicable law, from the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, (a) each party shall confer on a regular basis with one or more representatives of the other parties to report operational matters that are material and the general status of ongoing operations and (b) each party shall promptly provide the other parties or their counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger and the transactions contemplated hereby.

5.3  Employee Stock Option Plan.  Employees of VSW, FL, B2B, Technologies, Convera and their respective Subsidiaries who continue in the employ of VSW or any Subsidiaries of VSW after the Effective Time shall be eligible for participation in VSW’s employee stock option Plan established from time to time in accordance with the terms, provisions and policies thereof.

5.4  Additional Employee Agreements.  Prior to the Effective Time, VSW shall (i) enter into an employment agreement with key employees of Convera and its Subsidiaries set forth on Schedule 5.4(a) hereto (“Convera Key Employees”) and key employees of VSW and its Subsidiaries set forth on Schedule 5.4(b) (“VSW Key Employees”), and (ii) reach employment arrangements with other employees of Convera (and its Subsidiaries’) and VSW (and its Subsidiaries); with such terms and conditions to be agreed upon by the parties prior to the Closing, such agreements and arrangements to be effective at the Effective Time. The parties acknowledge that for FICA, FUTA and state unemployment tax purposes, VSW shall qualify as a successor employer to Convera with respect to all employees of Convera and its Subsidiaries immediately prior to the Closing and that, solely for wage limitation purposes, for the calendar year that includes the Closing Date, VSW may treat the year-to-date wages paid by Convera and its Subsidiaries as having been paid by VSW and its Subsidiaries. The parties further acknowledge that for FICA, FUTA and state unemployment tax purposes, VSW shall qualify as a successor employer to FL with respect to all US employees of FL and its Subsidiaries immediately prior to the Closing and that, solely for wage limitation purposes, for the calendar year that includes the Closing Date, VSW may treat the year-to-date wages paid by FL and its Subsidiaries to its US employees as having been paid by VSW and its Subsidiaries. In connection with the foregoing, Convera and FL shall each provide any and all reasonable information requested by VSW in writing about such employees so that VSW shall be able to process and remit payroll taxes timely, as appropriate, with the first payroll tax filing after the Closing Date.

5.5  Information Statement.

(a) As promptly as reasonably practicable following the date of this Agreement, Convera shall prepare and file with the SEC the Information Statement seeking Convera stockholders’ approval of the Plan of Dissolution and the Dissolution. The Information Statement shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, and shall contain required information pertaining to the Merger.

(b) Convera shall, as promptly as practicable following the receipt thereof, provide VSW copies of any written comments and advise them of any oral comments, with respect to the Information Statement received from the SEC.

(c) Convera shall use its reasonable best efforts to ensure the Information Statement to be mailed to Convera’s stockholders following clearance by the SEC.

5.6  SEC Information.  Following the Effective Time, VSW and its subsidiaries shall at their own cost, timely prepare and provide Convera with all information, forms, reports, exhibits and other documents required or needed by Convera (the “SEC Information”) so that Convera can timely file or furnish all the reports and documents with the SEC and Convera’s stockholders. VSW and its Subsidiaries shall prepare such SEC Information if applicable in all material respects in accordance with the applicable requirements of the Securities Act, and the Exchange Act, and the rules and regulations thereunder. VSW and its Subsidiaries shall ensure that the SEC Information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Information or necessary in order to make the statements in such SEC Information, in light of the circumstances under which they were and will be made, not misleading. VSW and its Subsidiaries shall ensure that each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in the SEC Information comply, as of its respective date, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with the generally accepted accounting principles (except as may be indicated in the notes thereto) applied on a consistent basis throughout the periods involved and fairly presented or will fairly present the consolidated financial position of VSW and its Subsidiaries as of the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that any unaudited interim financial statements are subject to normal and recurring year-end adjustments which have not been and are not expected to be material in amount, individually or in the aggregate.

5.7  Stockholders’ Approval.  In connection with the transactions contemplated hereby, Convera shall, subject to applicable law, use its reasonable best efforts to obtain the approvals by its stockholders of the matters that are subject to Convera stockholders’ approval.

5.8  Capitalization of VSW.  VSW shall have sufficient authorized but unissued shares for the new issuance in connection with the share distribution under Section 2.1 hereof prior to the Closing, and shall have 100,000 shares of VSW Common Stock issued and outstanding prior to the share conversion set forth in Section 2.1 hereof unless otherwise mutually agreed upon by the parties in writing.

ARTICLE VI
ADDITIONAL AGREEMENTS

6.1  Access to Information; Confidentiality.  Each party shall (and shall cause its Subsidiaries and its and their respective officers, directors, employees, auditors and agents to) afford to the other parties’ officers, employees, financial advisors, legal counsel, accountants, consultants and other representatives reasonable access during normal business hours throughout the period prior to the Effective Time to all of its books and records (other than privileged documents) and its properties, plants and personnel; provided that no investigation by a party pursuant to this Section 6.1 shall affect any representations, warranties covenants or agreements of the parties (or remedies with respect thereto) or any matter set forth in the VSW Disclosure Schedule and Convera Disclosure Schedule or the conditions to the obligations of the parties under this Agreement. Unless otherwise required by law, each party agrees that it (and its Subsidiaries and its and their respective representatives) shall hold in confidence all non-public information acquired from the other party or the other party’s representatives in accordance with the terms of the Confidential Agreement among the parties (the “Confidentiality Agreement”).

6.2  No Solicitation.

(a) Neither any party nor any of its Subsidiaries and affiliates shall, directly or indirectly, through any officer, director, employee, representative or agent of it or any of its Subsidiaries (and it shall cause such officers, directors, employees, representatives and agents not to, directly or indirectly), (i) solicit, initiate, resume, facilitate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, an Acquisition Proposal or (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal; provided, however, that if, at any time prior to the date of Convera stockholders’ approval of the Dissolution (the “Applicable Period”), the Board of Directors of Convera determines in good faith, after receiving the advice of outside counsel, that it is required to do so in order to comply with its fiduciary duties to its respective stockholders under applicable law, Convera, B2B and Technologies may, in response to a Superior Proposal (as defined in Section 6.2(b)) which was not solicited by it and which did not otherwise result from a breach of this Section 6.2(a), and subject to providing prior written notice of its decision to take such action to the other parties (a “Section 6.2 Notice”) and compliance with

Section 6.2(c), (x) furnish information with respect to Convera and its Subsidiaries to any person making a Superior Proposal pursuant to a confidentiality agreement containing terms no less favorable to it (including with respect to standstill and other provisions) than the Confidentiality Agreement and permitting the disclosure contemplated by this Section 6.2 and (y) participate in discussions or negotiations regarding such Superior Proposal. For purposes of this Agreement, “Acquisition Proposal” means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 50% or more of the net revenues, net income or the non-cash assets of Convera and its Subsidiaries, taken as a whole, or 50% or more of any class of equity securities of Convera or any of its Subsidiaries, any tender offer or exchange offer that, if consummated, would result in any person beneficially owning 50% or more of any class of equity securities of Convera or any of its Subsidiaries, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Convera or any of its Subsidiaries, other than the transactions contemplated by this Agreement and as currently planned by Convera.

(b) Convera shall ensure that neither the Board of Directors of Convera nor any committee thereof shall:

(i) except as set forth in this Section 6.2, withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to each other, the approval or recommendation by such party’s Board of Directors or any such committee of this Agreement or the Merger;

(ii) cause or permit such party to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement constituting or relating to any Acquisition Proposal (other than a confidentiality agreement referred to in Section 6.2(a) entered into in the circumstances referred to in and consistent with the provisions of Section 6.2(a)); or

(iii) adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal other than the Merger.

Notwithstanding the foregoing, the Board of Directors of Convera may, in response to a Superior Proposal that did not result from a breach by Convera of this Section 6.2, withdraw or modify the recommendation by its Board of Directors or any committee thereof of this Agreement and the Merger, if the Board of Directors determines in good faith, after receiving the written advice of independent outside counsel, that it is necessary to do so in order to comply with its fiduciary obligations to its stockholders under applicable law, but only at a time that is prior to Convera stockholders’ approval of the Dissolution. Nothing in this Section 6.2 shall be deemed to (A) permit a party to take any action described in clauses (ii) or (iii) of the first sentence of this Section 6.2(b) other than in connection with a termination of this Agreement in accordance with Section 8.1(e), or (B) affect any other obligation of the party under this Agreement or (C) limit a party’s obligation to call, give notice of, convene and hold a stockholders meeting of Convera, regardless of whether Convera’s Board of Directors has withdrawn or modified its approval of this Agreement and the Merger. For purposes of this Agreement, a “Superior Proposal” means any bona fide, written proposal made by a third party to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction, for consideration consisting of cash and/or securities, more than 50% of the combined voting power of the shares of Convera Common Stock, as the case may be, then outstanding or all or substantially all the assets of Convera and its Subsidiaries taken together as a whole and otherwise on terms which the Board of Directors of Convera determines in its good faith judgment (after receiving written advice of an independent financial advisor of nationally recognized reputation), taking into account all of the terms and conditions of such proposal and this Agreement (including any proposal by any VSW Entity to amend the terms of this Agreement) to be more favorable to Convera’s stockholders than the Merger and the Dissolution, to have a reasonable likelihood of closing, and for which financing, to the extent required, is then committed by a nationally recognized financial institution.

(c) Nothing contained in this Section 6.2 shall prohibit Convera from taking any action or disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to Convera’s stockholders if, in the good faith judgment of the Board of

Directors of Convera, after receiving the advice of outside counsel, failure so to disclose would be inconsistent with its obligations under applicable law; provided, however, that except as specifically permitted in this Section 6.2 or in connection with the termination of this Agreement by the party pursuant to Section 8.1(e), neither any party nor its Board of Directors nor any committee thereof shall withdraw or modify, or publicly propose to withdraw or modify, its position with respect to this Agreement or the Merger or approve or recommend, or publicly propose to approve or recommend, an Acquisition Proposal.

6.3  Legal Conditions to Merger.  VSW and, subject to Section 6.2, Convera, B2B and Technologies will use all reasonable best efforts to comply promptly with all legal requirements which may be imposed with respect to the Merger (which efforts shall include, without limitation, furnishing all information required in connection with approvals of or filings with any other Governmental Entity and stock exchange) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger. Each party will, and will cause its Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity required to be obtained or made by such party or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement. Notwithstanding the foregoing, no party shall be required to sell or dispose of or hold separately (through a trust or otherwise) any material assets or businesses of such party, its affiliates or Subsidiaries, or make any other material change in any portion of its business or incur any other material limitation on its conduct of its business to obtain such authorizations, approvals, consents and waivers.

6.4  Public Announcements.  Each party shall consult with the other parties before issuing any press release or making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the written advice of counsel be required by law or the rules and regulations of the applicable stock exchange if it has used all reasonable efforts to consult with the other party prior thereto.

6.5  Consents.  Each party shall use all reasonable best efforts to obtain all necessary consents, waivers and approvals under any of its and its Subsidiaries’ material agreements, contracts, licenses or leases in connection with the Merger, including without limitation each of the consents listed in Section 6.5 of the VSW Disclosure Schedule and Section 6.5 of the Convera Disclosure Schedule or required to prevent the occurrence of an event that could reasonably be expected to have a Material Adverse Effect on such party prior to the Effective Time or after the Effective Time. In the event that a consent, waiver or approval is not obtained by a party, such party shall use its reasonably best efforts preserve all rights of, and benefits to, VSW under the relevant contract, license or lease so that VSW will obtain the benefit of the bargain as if it is a party to such contract, license or lease.

6.6  Commercially Reasonable Efforts.  Subject to the terms and conditions of this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

6.7  Notification of Certain Matters.  Each party shall give prompt notice to the other parties of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a)(i) any representation or warranty of such party contained in this Agreement that is qualified as to materiality to be untrue or inaccurate in any respect or (ii) any other representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect, in each case at any time from and after the date of this Agreement until the Effective Time, or (b) any material failure of a party, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. In addition, each party shall give prompt notice to the other parties of any change or event having, or which could reasonably be expected to have, a Material Adverse Effect on such party or materially affect the ability for the conditions set forth in Article VII to be satisfied. Notwithstanding the above, the delivery of any notice pursuant to this Section 6.7 will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party’s obligation to consummate the Merger.

6.8  Audit of VSW Financial Statements.  VSW shall cause the financial statements of VSW and its Subsidiaries for the fiscal years of 2007 and 2008 to be audited by a public accounting firm registered with Public Company Accounting Oversight Board and qualified to audit public company financial statements according to SEC rules and regulations (the “Audited VSW Financial Statements”) as promptly as possible, each of the Audited VSW Financial Statements (including, in each case, any related notes and schedules) of VSW and any of its Subsidiaries shall comply in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, shall prepared in accordance with GAAP (except as may be indicated in the notes thereto) applied on a consistent basis throughout the periods involved and fairly presents the consolidated financial position of VSW and its Subsidiaries as of the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that any unaudited interim financial statements are subject to normal and recurring year-end adjustments which have not been and are not expected to be material in amount, individually or in the aggregate.

6.9  Sufficient Reserve.  Convera shall hold as cash reserves of no less than an aggregate amount of $3,000,000 for a period of six months following the Closing.

6.10  Distribution to Convera Stockholders.  Convera shall not distribute VSW Common Stock or any other interests of VSW held by Convera or any of its affiliates to any of Convera’s stockholders prior to April 30, 2010; thereafter, Convera may distribute VSW Common Stock or any other interest of VSW by Convera or any of its affiliates to any of Convera’s stockholders at any time so far as a written notice of such distribution is delivered to VSW no later than forty-five (45) days prior to such distribution. Upon the receipt of such notice, VSW shall use its bests efforts to prepare and file, at VSW’s own cost, a registration statement on Form 10 with the SEC prior to the date of such distribution, registering VSW Common Stock under the Exchange Act and to cause such VSW Common Stock to be listed on NASDAQ Stock Market or such other exchange approved by Convera.

6.11  Tax Treatment.

(a) The parties hereto intend for the Merger to be treated for US federal income tax purposes as a taxable transfer of assets by each of B2B and Convera to VSW2 in a transaction not qualifying under Section 368 of the Code, followed by a liquidation of B2B into Convera, with Convera retaining the tax attributes of B2B, Technologies and the Convera affiliated group (including any net operating loss carryovers). The parties shall report, act and file all Tax Returns consistent with the foregoing treatment and shall not take any action or position (whether in audits, Tax Returns or otherwise) that is inconsistent with such treatment, unless required to do so by applicable law.

(b) As promptly as practicable after the Closing Date and in no event later than December 31, 2009, the parties shall agree upon an allocation of the value set forth in Section 2.4 and Schedule 2.4(a) (and applicable liabilities of Convera or its Subsidiaries assumed by VSW2) among the assets transferred by B2B and Convera to VSW2 for US federal income tax purposes in accordance with Code Section 1060 and the Treasury Regulations thereunder (and any similar provision of state, local or foreign law, as appropriate), which allocation shall be conclusive and binding on all parties. The parties shall report, act and file Tax Returns (including IRS Form 8594) in a manner consistent with such allocation, except as required by applicable law. None of the parties shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable law.

6.12  Use of Cash Funding and Line of Credit.  Each VSW Entity agrees and acknowledges that the Cash Funding and Line of Credit to be provided by Convera pursuant to Section 2.2 of this Agreement are solely for the purposes of operation and business development of VSW and its Subsidiaries. In no event shall such Cash Funding or Line of Credit be used for any matters relating to the VSW Restructuring or for the repayment or settlement of any debt, claim or damages owed by VSW to any thirty party as a result of or in connection with the VSW Restructuring or any matter relating to events that have occurred prior the Closing.

ARTICLE VII
CONDITIONS TO THE MERGER

7.1  Conditions to Obligation of Each Party to Effect the Merger.  The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) Convera Stockholder Approval.  The Plan of Dissolution and the Dissolution shall have been approved and adopted by the requisite consent of the stockholders of Convera and the Certificate of Dissolution shall have been filed with the office of the Secretary of State of the State of Delaware;

(b) Government Approvals.  Any requirements of other jurisdictions applicable to the consummation of the Merger shall have been satisfied, unless the failure of such requirements to be satisfied would not reasonably be expected to result in a Material Adverse Effect on any party;

(c) No Injunctions or Restraints; Illegality.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other Governmental Entity seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal; and

(d) Governmental Actions.  There shall not be pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any Governmental Entity or administrative agency before any Governmental Entity, administrative agency or court of competent jurisdiction, nor shall there be in effect any judgment, decree or order of any Governmental Entity, administrative agency or court of competent jurisdiction, in either case, that result in a Material Adverse Effect on any party.

7.2  Additional Conditions to Obligations of Convera, B2B and Technologies.  The obligations of Convera, B2B and Technologies to effect the Merger are also subject to the following conditions:

(a) Representations and Warranties.  Disregarding all “Material Adverse Effect” qualifications and other qualifications based on the word “material” or similar phrases contained herein, each of the representations and warranties of the VSW Entities contained in this Agreement shall be true, complete and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date (except to the extent such representations and warranties speak as of a different date) as though made on and as of the Closing Date, except for changes contemplated by this Agreement and breaches or inaccuracies of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect; and Convera shall have received a certificate signed on behalf of each VSW Entity by their respective chief executive officer and chief financial officer to such effect;

(b) Agreements and Covenants.  Each VSW Entity shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it; and Convera shall have received a certificate signed by the respective chief executive officer and the chief financial officer of each VSW Entity to such effect;

(c) Consents Obtained.  All consents, approvals, orders, licenses, authorizations, registrations, declarations, permits or waivers required to be obtained, and all filings required to be made, by each VSW Entity for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by it (them) except where the failure to obtain such consents, approvals, orders, licenses, authorizations, registrations, declarations, permits or waivers or to make such filings, in the aggregate shall not be or have a Material Adverse Effect;

(d) Fairness Opinion.  Convera shall have received a written fairness opinion as to the fairness of the transaction contemplated in this Agreement to the stockholders of Convera from a financial point of view, and such fairness opinion shall not have been revoked or rescinded;

(e) Employment Agreements.  Each of VSW Key Employees shall have executed and delivered an employment agreement with VSW or one of its Subsidiaries.

(f) No Material Adverse Effect. Immediately prior to the Closing, there is no fact, event or circumstances that individually or taken together with all other facts, events and circumstances known to Convera, B2B or Technologies, has had or reasonably could be expected to have a Material Adverse Effect on VSW and its Subsidiaries taken together as a whole;

(g) Audited VSW Financial Statements.  The Audited VSW Financial Statements do not reflect any material negative differences from the unaudited unconsolidated financial statements of VSW and its Subsidiaries delivered to Convera prior to the execution of this Agreement unless such differences are solely resulted from (1) GAAP adjustments, (2) conversion to accrual basis or (3) the consolidation, of such financial statements; and

(h) VSW Restructuring.  The VSW Restructuring has closed.

(i) Legal Opinion.  VSW has delivered to Convera, B2B and Technologies an opinion of UK counsel confirming the legality of the transactions in connection with the VSW Restructuring, provided that all material VSW Restructuring Documents (other than the Purchase Agreement among VSW 2, Mr. Colin Jeavons and Mr. Keith Young) are governed by UK law.

7.3  Additional Conditions to Obligation of the VSW Entities.  The obligation of the VSW Entities to effect the Merger is also subject to the following conditions:

(a) Representations and Warranties.  Disregarding all “Material Adverse Effect” qualifications and other qualifications based on the word “material” or similar phrases contained herein, each of the representations and warranties of Convera, B2B and Technologies contained in this Agreement shall be true, complete and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date (except to the extent such representations and warranties speak as of a different date) as though made on and as of the Closing Date, except for changes contemplated by this Agreement and breaches or inaccuracies of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect; and VSW shall have received a certificate signed on behalf of each of Convera, B2B and Technologies by their respective chief executive officer and chief financial officer to such effect;

(b) Agreements and Covenants.  Convera, B2B and Technologies shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date; and VSW shall have received a certificate signed by their respective chief executive officer and the chief financial officer to such effect;

(c) Consents Obtained. All consents, approvals, orders, licenses, authorizations, registrations, declarations, permits or waivers required to be obtained, and all filings required to be made, by Convera, B2B and/or Technologies, as the case may be, for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by Convera, B2B and/or Technologies, as the case may be, except where the failure to obtain such consents, approvals, orders, licenses, authorizations, registrations, declarations, permits or waivers or to make such filings, in the aggregate shall not be or have a Material Adverse Effect;

(d) Employment Agreements.  Each of Convera Key Employees shall have executed and delivered an employment agreement with VSW or one of its Subsidiaries and each of Convera’s employees shall have executed and delivered to Convera a valid and binding general release, which shall release Convera of all liabilities and claims;

(e) Video Patent License.  Prior to or at the Closing, Convera has granted a royalty-free, non-exclusive use license to B2B assignable to VSW for the video patents specified in Schedule 7.3(e) so far as such license will not create an encumbrance or restriction that may be reasonably expected to materially reduce the value of such patents to Convera;

(f) No Material Adverse Effect.  Immediately prior to the Closing, there is no fact, event or circumstances that individually or taken together with all other facts, events and circumstances known to the VSW Entities, has had or reasonably could be expected to have a Material Adverse Effect on Convera and its Subsidiaries taken together as a whole; and

(g) Convera Restructuring.  The transactions contemplated by the Convera Contribution Agreement have closed in accordance with such agreement.

ARTICLE VIII
TERMINATION

8.1  Termination.  This Agreement may be terminated at any time prior to the Effective Time, notwithstanding approval of the Plan of Dissolution and the Dissolution by the stockholders of Convera:

(a) by mutual written consent duly authorized by the Boards of Directors of Convera, B2B or Technologies on one side, and any VSW Entity on the other side;

(b) by either Convera, B2B or Technologies on one side, or any VSW Entity on the other side, if the Merger shall not have been consummated by October 31, 2009 (the “Outside Date”) (provided, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or materially contributed to the failure of the Merger to occur on or before the Outside Date);

(c) by either Convera, B2B or Technologies on one side, or any VSW Entity on the other side, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger (provided that the party seeking to terminate pursuant to this Section 8.1(c) shall have complied with its obligations under Section 6.3 and used its reasonable best efforts to have any such order, decree, ruling or other action vacated or lifted);

(d) by either Convera, B2B or Technologies on one side, or any VSW Entity on the other side, if the requisite approval of the stockholders of Convera in favor of the Plan of Dissolution and the Dissolution shall not have been obtained; provided that the right to terminate this Agreement under this Section 8.1(d) shall not be available to a party if at such time it is in breach of or has failed to fulfill its obligations under this Agreement;

(e) by Convera, B2B or Technologies, if any VSW Entity shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would cause the conditions set forth in Section 7.2(a) or Section 7.2(b) to not be satisfied and which breach or failure, if capable of being cured, shall not have been cured within twenty (20) business days following receipt by VSW of written notice of such breach or failure from Convera, B2B or Technologies;

(f) by any VSW Entity, if Convera, B2B or Technologies shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would cause the conditions set forth in Sections 7.3(a) or 7.3(b), to not be satisfied and which breach or failure, if capable of being cured, shall not have been cured within twenty (20) business days following receipt by Convera of written notice of such breach or failure from VSW;

(g) by any VSW Entity, Convera, B2B or Technologies, in connection with the acceptance by Convera of a Superior Proposal.

8.2  Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of its affiliates, directors, officers or stockholders except (i) that the provisions of this Section 8.2, Section 8.3 and Article IX hereof shall survive termination and (ii) nothing herein shall relieve any party from liability for any willful breach of this Agreement. The Confidentiality Agreement shall survive termination of this Agreement as provided therein.

8.3  Fees and Expenses.

(a) Except as set forth in this Section 8.3, Parent shall be responsible for the payment of all the fees and expenses incurred and to be incurred by VSW and any of its Subsidiaries in connection with this Agreement, the transactions contemplated hereby and transactions in connection with the VSW Restructuring (including the fees and expenses of legal counsel and accountants of VSW and its Subsidiaries). Convera shall be responsible for the payment of all the fees and expenses incurred and to be incurred by Convera and any of its Subsidiaries in connection with this Agreement and the transactions contemplated hereby and by the Convera Contribution Agreement (including the fees and expenses of legal counsel and accountants of Convera and its Subsidiaries), in each case whether or not the Merger is consummated.

(b) VSW shall reimburse Convera for all their fees and expenses actually incurred subject to a maximum amount of $400,000 relating to the transactions contemplated by this Agreement (including without limitation reasonable fees and expenses of counsel, accountants and financial advisors), upon the termination of this Agreement (i) by Convera, B2B or Technologies pursuant to Section 8.1(e), or (ii) by Convera, B2B or Technologies on one side, or any VSW Entity on the other side, pursuant to Section 8.1(b) if the failure to satisfy the conditions by any VSW Entity set forth in Section 7.2(a) or 7.2(b) by the Outside Date shall have resulted in the Closing not occurring.

(c) Convera shall reimburse VSW for all fees and expenses of the other parties actually incurred subject to a maximum amount of $400,000 relating to the transactions contemplated by this Agreement (including without limitation reasonable fees and expenses of counsel, accountants and financial advisors), upon the termination of this Agreement (i) by any VSW Entity pursuant to Section 8.1(f), or (ii) by Convera, B2B or Technologies, on one side, or any VSW Entity on the other side, pursuant to Section 8.1(b) if the failure to satisfy the conditions by Convera, B2B or Technologies set forth in Section 7.3(a) or 7.3(b) by the Outside Date shall have resulted in the Closing not occurring.

(d) Convera shall pay to VSW a termination fee (the “Convera Termination Fee”) of $600,000 as liquidated damages in the event that this Agreement is terminated as follows: (i) Convera, B2B, Technologies or any VSW Entity shall terminate this Agreement pursuant to Section 8.1(d); or (ii) Convera’s failure to satisfy the condition set forth in Section 7.2(d) hereof by the Outside Date shall have resulted in the Closing not occurring. Any Convera Termination Fee payable under this provision shall be payable as liquidated damages to compensate VSW for the damages VSW will suffer if this Agreement is terminated in the circumstances set forth in this Section 8.3(d), which damages cannot be determined with reasonable certainty. It is specifically agreed that any Convera Termination Fee to be paid pursuant to this Section 8.3(d) represents liquidated damages and not a penalty. Any payment required to be made pursuant to Section 8.3(d) shall be made not later than ten (10) business days after the consummation of an Acquisition Proposal. In no event shall more than one Convera Termination Fee be made. In no event shall Convera be required to pay the Convera Termination Fee if, immediately prior to the termination of this Agreement, any VSW Entity was in material breach of its obligations under this Agreement.

(e) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of VSW or any of its Subsidiaries; provided, however, that Hempstead & Co Inc. is providing a fairness opinion to Convera.

ARTICLE IX
INDEMNIFICATION; REMEDIES

9.1  Survival.

All representations, warranties, covenants and obligations in this Agreement, the disclosure schedules, the supplements to the disclosure schedules, and any other certificate or document delivered pursuant to this Agreement shall survive the Closing Date for a period of six (6) months, subject to Section 9.4, except for the agreements contained in: Articles I and II; Sections 5.6 (SEC Information), 6.4 (Public Announcements), 6.6 (Commercially Reasonable Efforts), 6.10 (Distribution to Convera Stockholders), 8.2 (Effect of Termination) and 8.3 (Fees and Expenses); and Article X, which shall survive the Effective Time for an indefinite period of time. The Confidentiality Agreement shall survive the execution and delivery of this Agreement or the termination of this Agreement in accordance with the provisions of this Agreement, as the case may be, pursuant to its terms and conditions. The right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation (including any environmental investigation or assessment) conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations.

9.2  Mutual Indemnification and Reimbursement

Convera, B2B and Technologies, on one side, and the VSW Entities, on the other side, will indemnify and hold harmless each other, and its shareholders, owners, principals, directors, officers, employees, agents, subsidiaries and affiliates (collectively, the “Indemnified Persons”), and will reimburse the Indemnified Persons for any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys’ fees and expenses) or diminution of value, whether or not involving a third-party claim (collectively, “Damages”), arising from or in connection with:

(a) their or its breach of any representation or warranty in (i) this Agreement (without giving effect to any supplement to their respective disclosure schedules), (ii) their respective disclosure schedules, (iii) the supplements to their respective disclosure schedules (which supplements, taken together as a whole, shall not materially adversely affect the disclosure schedules delivered at the time of execution of this Agreement), or (iv) any other certificate, document, writing or instrument delivered pursuant to this Agreement;

(b) their or its breach of any of their or its covenant or obligation in this Agreement or in any other certificate, document, writing or instrument delivered pursuant to this Agreement;

(c) any brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any person with such party or parties (or any person acting on its or their behalf) in connection with any of the transactions contemplated in or by this Agreement; and

(d) Convera, B2B and Technologies will jointly and severally indemnify and hold harmless of Indemnified Persons of the VSW Entities and reimburse them for any Damages arising from or in connection with the claims or disputes set forth on Sections 4.12(a) through 4.12(d) of the Convera Disclosure Schedule. The VSW Entities, Mr. Colin Jeavons and Mr. Keith Young will jointly and severally indemnify and hold harmless of Convera’s, B2B’s and Technologies’ Indemnified Persons and reimburse them for (i) any Damages arising from or in connection with the claims or disputes set forth on Section 3.12 of the VSW Disclosure Schedule, (ii) in the event the disclosure in Section 3.12 of the VSW Disclosure Schedule has any material misstatement or omission, any Damages arising from or in connection with the claims and disputes relating to Mr. Brett Campbell Bailey, Jamara Holdings Limited or their respective affiliates, and (iii) any Damages arising from or in connection with the breach of any representation or warranty in Section 3.24. Notwithstanding anything to the contrary in this Agreement, the parties agree that, upon the Closing, any Damages arising from or in connection with the claims set forth on Section 4.12(e) of the Convera Disclosure Schedule will be assumed by VSW in full.

9.3  Limitations on Amount

No party shall have any liability (for indemnification or otherwise) with respect to claims under Sections 9.2(a) and 9.2(b) until the total of all Damages with respect to such matters exceeds $150,000 and then only for the amount by which such Damages exceed $150,000. In any event, the claims of the VSW Entities, on one hand, and Convera, B2B or Technologies, on the other hand, under Sections 9.2(a) and 9.2(b) are subject to a maximum amount of $1,350,000 in the aggregate. This Section 9.3 will not apply to claims under Sections 3.24, 5.6, 6.10, 9.2(c) and 9.2(d), and the breaching party or parties will be liable for all Damages with respect to such matters.

9.4  Time Limitations

If the Closing occurs, a party will have liability (for indemnification or otherwise) under Section 9.2, only if on or before the date that is the six (6) month anniversary of the Closing Date (except for Section 9.2(d)), the Indemnified Person notifies the party of a claim specifying the factual basis of the claim in reasonable detail to the extent then known by the Indemnified Person, other than breach of Sections 5.6 and 6.10, which covenants shall expire on December 31, 2010. For the avoidance of any doubt, the time limitations set forth in this Section 9.4 shall not apply to the mutual indemnification obligations set forth in Section 9.2(d).

9.5  Third-Party Claims

(a) Promptly after receipt by an Indemnified Person of notice of the assertion of a third-party claim against it, such Indemnified Person shall give notice to the party obligated to indemnify under Section 9.2 (an “Indemnifying Person”) of the assertion of such third-party claim, provided that the failure to notify the Indemnifying Person will not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such third-party claim is prejudiced by the Indemnified Person’s failure to give such notice.

(b) If an Indemnified Person gives notice to the Indemnifying Person pursuant to Section 9.5(a) of the assertion of a third-party claim, the Indemnifying Person shall be entitled to participate in the defense of such third-party claim and, to the extent that it wishes (unless (i) the Indemnifying Person is also a person against whom the third-party claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such third-party claim and provide indemnification with respect to such third-party claim), to assume the defense of such third-party claim with counsel satisfactory to the Indemnified Person. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such third-party claim, the Indemnifying Person shall not, so long as it diligently conducts such defense, be liable to the Indemnified Person under this Article IX for any fees of other counsel or any other expenses with respect to the defense of such third-party claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such third-party claim, other than reasonable costs of investigation. If the Indemnifying Person assumes the defense of a third-party claim, (i) such assumption will conclusively establish for purposes of this Agreement that the claims made in that third-party claim are within the scope of and subject to indemnification, and (ii) no compromise or settlement of such third-party claims may be effected by the Indemnifying Person without the Indemnified Person’s written consent unless (A) there is no finding or admission of any violation of legal requirement or any violation of the rights of any person; (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person; and (C) the Indemnified Person shall have no liability with respect to any compromise or settlement of such third-party claims effected without its written consent. If notice is given to an Indemnifying Person of the assertion of any third-party claim and the Indemnifying Person does not, within ten (10) days after the Indemnified Person’s notice is given, give notice to the Indemnified Person of its election to assume the defense of such third-party claim, the Indemnifying Person will be bound by any determination made in such third-party claim or any compromise or settlement effected by the Indemnified Person.

(c) Notwithstanding the foregoing, if an Indemnified Person determines in good faith that there is a reasonable probability that a third-party claim may adversely affect it or its affiliates or subsidiaries other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Person may, by notice to the Indemnifying Person, assume the exclusive right to defend, compromise or settle such third-party claim, but the Indemnifying Person will not be bound by any determination of any third-party claim so defended for the purposes of this Agreement or any compromise or settlement effected without its written consent (which may not be unreasonably withheld).

(d) Notwithstanding the provisions of this Section 9.5, each party hereby consents to the nonexclusive jurisdiction of any court in Wilmington, Delaware, New York, New York and London, England, in which a proceeding in respect of a third-party claim is brought against the Indemnified Person for purposes of any claim that the Indemnified Person may have under this Agreement with respect to such proceeding or the matters alleged therein and agree that process may be served on such party with respect to such a claim anywhere in the world.

(e) With respect to any third-party claim subject to indemnification under this Article IX: (i) both the Indemnified Person and the Indemnifying Person, as the case may be, shall keep the other person fully informed of the status of such third-party claim and any related proceedings at all stages thereof where such person is not represented by its own counsel, and (ii) the parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any third-party claim.

(f) With respect to any third-party claim subject to indemnification under this Article IX, the parties agree to cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all confidential information and the attorney-client and work-product privileges. In connection therewith, each party agrees that: (i) it will use its best efforts, in respect of any third-party claim in which it has assumed or participated in the defense, to avoid production of confidential information (consistent with applicable law and rules of procedure), and (ii) all communications between any party hereto and counsel responsible for or participating in the defense of any third-party claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

9.6  Other Claims

A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought and shall be paid promptly after such notice.

ARTICLE X
GENERAL PROVISIONS

10.1  Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the facsimile numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

(a) If to Convera, B2B or Technologies:

Convera Corporation
1921 Gallows Roads, Suite 200
Vienna, Virginia 22182
Attention: Patrick C. Condo
Facsimile No.: (703) 761-1990
Telephone No.: (703) 761-5240

with a copy to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention: Stephen M. Davis, Esq.
Facsimile No.: (1) (212) 355-3333
Telephone No.: (1) (212) 813-8804

(b) If to any VSW Entity, Mr. Colin Jeavons or Mr. Keith Young:

Firstlight Online Limited
336 West 37th Street, Suite 380
New York, NY 10018
Attention: Colin Jeavons
Facsimile No.: (1) (212) 967-9562
Telephone No.: (1) (212) 967-9502

with a copy to:

Russo & Burke
600 Third Avenue
New York, New York 10016
Attention: Leonard Horan, Esq.
Facsimile No.: (1) (212) 557-9610
Telephone No.: (1) (212) 557-9600

10.2  Certain Definitions.  For purposes of this Agreement, the term:

(a) “affiliate” means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person; including, without limitation, any partnership or joint venture in which the first mentioned person (either alone, or through or together with any other subsidiary) has, directly or indirectly, an interest of 5% or more. Notwithstanding anything to the contrary in the foregoing, the entities set forth on Schedule 10.2(a) shall not be deemed an “affiliate” of FL for the purpose of this Agreement, except for the purposes of Sections 2.1(c) and 3.6(j) hereof;

(b) “beneficial owner” with respect to any shares of a company means a person who shall be deemed to be the beneficial owner of such shares (i) which such person or any of its affiliates or associates (as such term is defined in Rule 12b-2 of the Exchange Act) beneficially owns, directly or indirectly, (ii) which such person or any of its affiliates or associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding, or (iii) which are beneficially owned, directly or indirectly, by any other persons with whom such person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares;

(c) “business day” means any day other than a Saturday or Sunday or any day on which banks in New York City are required or authorized to be closed;

(d) “control” including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise; and

(e) “include” or “including” means “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list; and

(f) “knowledge” with respect to a company means the knowledge that the directors and officers of the company and any Subsidiaries and the employees of the company and any of the company’s Subsidiaries having responsibility for the particular subject matter at issue have or would possess after reasonable investigation and inquiry.

(g) “Material Adverse Effect” with respect to a company means any change, effect or circumstance that, individually or when taken together with all other such similar or related changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, (i) is materially adverse to the business, assets, financial condition or results of operations of the company and its Subsidiaries taken as a whole or (ii) would reasonably be expected to prevent the company from consummating the transactions contemplated hereby; provided, however, that none of the following shall be deemed to constitute a Material Adverse Effect: (A) any change or event attributable to conditions affecting the industries in which the company participates or the US economy as a whole; provided that such change or event does not have a substantially disproportionate impact on the company; (B) any change or event resulting from compliance with the terms and conditions of this Agreement; (C) any change required by any change in applicable accounting requirements or principles, or applicable laws, rules or regulations which occurs or becomes effective after the date of this Agreement or (D) any change or event to the extent attributable to the announcement or pendency of the Merger that impacts the company’s or any of its Subsidiary’s revenues or relationships with its employees, customers, suppliers or partners.

(h) “person” means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

(i) “SEC” means United States Securities and Exchange Commission.

(j) “Subsidiary” means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (A) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership), (B) such party or any Subsidiary of such party owns in excess of a majority of the outstanding equity or voting securities or interests or (C) such party or any Subsidiary of such party has the right to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

10.3  Amendment.  This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of the Plan of Dissolution and Dissolution by the stockholders of Convera, no amendment may be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

10.4  Extension; Waiver.  At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties of any other party hereto contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions of any other party hereto contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

10.5  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.6  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

10.7  Entire Agreement; No Third Party Beneficiaries.  This Agreement (including the documents and instruments referred to herein, including the Confidentiality Agreement) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

10.8  Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties; provided, however, that any assignment made in connection with Section 1.4 hereof shall not require such consent.

10.9  Interpretation.  When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.10  Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflict of law provisions thereof.

10.12  Counterparts.  This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.13  Dispute Resolution.  In the event that any dispute or controversy arises between the parties out of or relating to this Agreement or any documents or instruments delivered pursuant to this Agreement (a “Dispute”), a party shall notify the other party in writing of the existence of the Dispute, and the parties shall meet and negotiate in good faith to attempt to resolve the matter. If such efforts do not within thirty (30) days resolve the Dispute, the Dispute shall be resolved by binding arbitration as provided in this Section 10.13. The parties shall each appoint an arbitrator of choice from a list of arbitrators recognized by the American Arbitration Association. The two appointed arbitrators shall appoint a third arbitrator from the list, and the three arbitrators shall hear the parties and settle the Dispute. The proceedings shall be conducted under and governed by the Commercial Rules of the American Arbitration Association, as in effect from time to time. All arbitration hearings shall be conducted in the venue selected by the party not bringing the action, which jurisdiction shall either be Manhattan County of New York State, New Castle County of Delaware State, or London, England. All applicable statues of limitation shall apply to any Dispute. The arbitrators shall have no power to award punitive or exemplary damages or to ignore or vary the terms of this Agreement, and shall be bound to apply the governing law. A judgment upon the award may be entered in any court having jurisdiction.

10.14  Enforcement.  Notwithstanding anything to the contrary in Section 10.13 above, the parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of and for the New Castle County, State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of and for the New Castle County, State of Delaware in an injunctive or specific enforcement action brought under this Section 10.14, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any injunctive or specific enforcement action under this Section 10.14 in any court other than the Court of Chancery of and for the New Castle County, State of Delaware.

10.15  Legal Fees.  The prevailing party in any action under Section 10.13 or 10.14 hereof shall be entitled to recover reasonable attorneys’ fees and expenses from the non-prevailing party, which fees and expenses shall be in addition to any other relief which may be awarded.

10.16  WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HERBY OR HEREIN OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

CONVERA CORPORATION
/s/ Patrick Condo Name: Patrick Condo Position: Chief Executive Officer
B2BNETSEARCH, INC.
/s/ Patrick Condo Name: Patrick Condo Position: Chief Executive Officer
CONVERA TECHNOLOGIES, LLC
/s/ Patrick Condo Name: Patrick Condo Position: Chief Executive Officer

[Signature Page 1 to Amended and Restated Merger Agreement]

VERTICAL SEARCH WORKS, INC.
/s/ Nicholas Kittoe Name: Nicholas Kittoe Position: Chief Executive Officer
VSW1, INC.
/s/ Nicholas Kittoe Name: Nicholas Kittoe Position: Chief Executive Officer
VSW2, INC.
/s/ Nicholas Kittoe Name: Nicholas Kittoe Position: Chief Executive Officer
FIRSTLIGHT ONLINE LIMITED
/s/ Colin Jeavons Name: Colin Jeavons Position: Chief Executive Officer
Colin Jeavons, in his individual capacity
With Respect to Sections 2.1(c), 8.3(a) and 9.2(d) Only
/s/ Colin Jeavons
Keith Young, in his individual capacity
With Respect to Sections 2.1(c), 8.3(a) and 9.2(d) Only
/s/ Keith Young

[Signature Page 2 to Amended and Restated Merger Agreement]

EXHIBIT 1.7(A)

Directors

Directors of VSW and the Surviving Corporation immediately subsequent to the Effective Time shall be:

(1)	Patrick Condo (Co-Chairman of the Boards)
(2)	Keith Young (Co-Chairman of the Boards)
(3)	Colin Jeavons
(4)	Carl Rickertsen
(5)	Matthew Gokhool

EXHIBIT 1.7(B)

Officers

Officer of VSW and the Surviving Corporation immediately subsequent to the Effective Time shall be:

(1)	Colin Jeavons (CEO)

SCHEDULE 2.4(a)

Valuation of VSW Common Stock to be Received by Convera

The valuation of shares of VSW Common Stock to be received by Convera from VSW2 as consideration for the Merger is $7,000,000.

SCHEDULE 2.4(b)

Valuation of VSW Common Stock to be Received by Parent

The valuation of shares of VSW Common Stock to be received by Parent from VSW2 in exchange for the contribution of all of the Parent’s business and assets to VSW is $14,000,000.

SCHEDULE 10.2(A)

Non-“Affiliates” of FL

Automotive World Limited

Jamara Holdings Limited

Annex C

May 29, 2009

Board of Directors
Convera Corporation
1921 Gallows Road, Suite 200
Vienna, VA 22182

Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the stockholders of Convera Corporation (“Convera”), of the cash consideration and equity in Newco (defined below), proposed to be paid to the stockholders of Convera in connection with the Agreement and Plan of Merger (the “Agreement”) by and among Convera, B2BNetSearch, Inc (“B2B”), and Firstlight Online Limited (“FL”). This opinion is rendered to the Board of Directors in compliance with Rule 13e-3 of the Securities and Exchange Act of 1934. Our files contain the written documentation necessary to justify this opinion as set forth in Item 9 of Schedule 13e-3.

Under the transactions contemplated in and by the Agreement, Convera will contribute prior to the closing its entire operating business to B2B by Convera’s assignment of substantially all of the operating assets (other than cash, certain intellectual property unrelated to its business and security deposits in connection with real estate leases) and business of Convera to B2B and B2B’s assumption of all of the liabilities from Convera pursuant to a contribution agreement to be entered into between Convera and B2B. FL will contribute prior to closing its entire operating business to a UK successor through a series of internal restructuring. At the closing, B2B will merge with and into an indirect merger subsidiary of FL or its UK successor (“Merger Sub”) which is owned by a direct subsidiary of FL or its UK successor (“Newco”), both to be formed as Delaware Corporations or under the laws of another jurisdiction mutually agreed upon by the parties, the separate corporate existence of B2B will cease to exist, and Merger Sub will continue as the surviving corporation.

As discussed in §2.1 of the Agreement, at the closing, each share of Newco common stock issued and outstanding immediately prior to the closing will remain as one share of Newco common stock. Each two shares of B2B common stock issued and outstanding immediately prior to the closing will be converted into one share of Newco common stock (the “Conversion”).

In addition to the conversion and exchange of stock, Convera will fund B2B with $3,000,000 in cash (§2.2) prior to the closing (which amount will remain with Newco at the merger), subject to adjustment in the case of a delay in the Merger. Convera will provide Newco with a $1,000,000 line of credit (the “Line of Credit”) effective immediately upon the closing. The Line of Credit may be drawn down during the six-month period following the closing, bears interest at 10% per annum and has a repayment term of one-year from the closing. Convera will have the right to convert all or any portion of the draw-down amount into Newco common stock, such that, (i) if Convera chooses to convert the entire Line of Credit, Newco will issue such additional amount of shares of Newco common stock to Convera so that as a result of such issuance Convera will own 42.5% of the total outstanding Newco common stock, or (ii) if Convera chooses to convert less than the entire Line of Credit, each dollar of draw-down amount will be converted into 0.0000092% of the total outstanding Newco common stock.

807 Haddon Ave., Haddonfield, NJ 08033 •   856/795-6026 •   Fax 856/795-4911
Website: www.hempsteadco.com

C-1

The opinions expressed in this letter are subject to the assumptions and limiting conditions which are attached to the accompanying Memorandum as Exhibit I. In connection with this opinion, we reviewed, among other things, the documents listed in Exhibit II to the accompanying Memorandum.

In rendering this opinion, we relied, without independent verification, on the accuracy and completeness of all financial and other information reviewed by us that was publicly available or furnished to us by or on behalf of Convera. We did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Convera, nor were we furnished any such evaluations or appraisals. Our opinion is based upon the economic and financial conditions existing on the date of this opinion.

It is understood that this opinion is provided for the information of the Board of Directors and stockholders of Convera and may not be used for any other purpose without our prior written consent, provided however, that Convera is entitled to publish, quote and summarize all or part of our opinion and related documents in any document that is filed with or submitted to the Securities and Exchange Commission or delivered to Convera’s stockholders pursuant to applicable securities laws, rules and regulations.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the cash distribution and shares of Newco common stock proposed to be received by the stockholders of Convera Corporation in connection with the Agreement and Plan of Merger is fair, from a financial point of view, to the stockholders of Convera Corporation.

Sincerely,

Hempstead & Co. Inc.

C-2

Annex D

Transition Agreement

This Transition Agreement (the “Agreement”) is entered into by and between Convera Corporation (the “Company”) and Patrick C. Condo (“Mr. Condo”) on May 29, 2009.

Recitals

WHEREAS, the Company and Mr. Condo entered into an Employment Agreement on October 26, 2005 (the “Employment Agreement”) with respect to Mr. Condo’s employment arrangement as President and Chief Executive Officer of the Company;

WHEREAS, the Board of Directors of the Company has determined it to be in the best interests of the Company and its stockholders: (i) to engage in a transaction in which the Company’s entire operating business will be contributed to a wholly owned subsidiary of the Company (“Sub”) by the Company’s assignment of all of the business-related assets of the Company to Sub and Sub’s assumption of all of the liabilities of the Company (the “Contribution”); and (ii) thereafter, to have Sub enter into a business combination with Firstlight Online Limited or its successor and merger subsidiaries and then to distribute all of the outstanding shares of the common stock in the post-merger company (“Newco”) beneficially owned by the Company to the holders of all of the outstanding shares of the Company’s Class A common stock on a pro rata basis, and

WHEREAS, in connection with the strategic plan of Contribution and the Merger, the Company and Mr. Condo wish to transit Mr. Condo from the Company to Sub and the Company wishes to continue to retain Mr. Condo’s service to Sub upon the Contribution to continue until the time of the closing of the Merger (the “Merger Date”), and the Company and Mr. Condo wish to promote and support Mr. Condo’s election or appointment as Chairman of the board of directors of the Newco, subject to the terms and conditions in this Agreement.

NOW, THEREFORE, in consideration of the provisions and promises contained herein, the Company and Mr. Condo agree as follows:

1.  Mr. Condo agrees to continue in his position as President and Chief Executive Officer of the Company, and the Company agrees to appoint Mr. Condo as a director and the Chairman of the board of directors of Sub immediately following the Contribution. During this time, including through the Contribution and to the Merger Date, the Employment Agreement remains in effect.

2.  The Company agrees to promote and support Mr. Condo’s election or appointment as Chairman of the board of directors of the Newco.

3.  Mr. Condo agrees to resign his position as President and Chief Executive Officer of the Company effective as of the Merger Date.

4.  Effective on the Merger Date, Mr. Condo’s duties at the Company will cease and Mr. Condo will return to the Company or its designee all confidential information and other Company property in his possession or control.

5.  Subject to Mr. Condo signing and delivering to the Company the general release of claims in favor of the Company and related persons and entities in the form of Exhibit A attached hereto (the “Release”) within 21 days following the Merger Date and the expiration of the seven-day revocation period as specified in the Release, the Company will pay Mr. Condo an aggregate amount of $480,000 in cash, less applicable withholdings (the “Transition Fee”), in a lump sum on the 30th day after the Merger Date, provided that the Release has become effective prior to such date. Notwithstanding anything to the contrary in this Agreement, if Mr. Condo’s employment with the Company is terminated for Cause (as defined in the Employment Agreement) or as a result of his death or disability before the Merger Date, Mr. Condo will not be entitled to any Transition Fee or any other benefits provided for in this Agreement except the accrued vacation payments through December 31, 2008 as described in Paragraph 8 below, and the terms in his Employment Agreement applicable to such scenarios will apply.

6.  All of Mr. Condo’s stock options (listed on Exhibit B attached hereto) will vest on the Merger Date. Mr. Condo may exercise vested stock options for a period of 90 days after the Merger Date.

7.  In accordance with the Company’s standard policies and practices, the Company will reimburse Mr. Condo for reasonable, ordinary and necessary out-of-pocket business expenses incurred by him on behalf of the Company through the Merger Date.

8.  Within 3 days following the date of the signing of this Transition Agreement, the Company shall pay Mr. Condo for his accrued but unused vacation time, if any, due and owing as of December 31, 2008 in accordance with the Company’s standard policies and practices less applicable withholdings.

9.  On the Merger Date, the Company shall:

a)	pay Mr. Condo for his accrued but unused vacation time accrued between January 1, 2009 and the Merger Date inclusive, if any, in accordance with the Company’s standard policies and practices (except that Mr. Condo shall accrue vacation time in excess of the Company’s maximum permitted accrual under its standard policies and practices between January 1, 2009 and the Merger Date inclusive), less applicable withholdings; and
b)	cease Mr. Condo’s health and dental coverage provided through the Company; thereafter, Mr. Condo may extend such coverage at his own expenses through COBRA continuation.

10.  Mr. Condo hereby acknowledges that, except as set forth expressly in this Agreement, he is not entitled to receive any other payments or benefits in connection with the transition, either under this Agreement or under any other prior arrangement or agreement. Except as provided herein, upon completion of the Merger as described above, this Agreement supersedes, cancels and replaces any other agreement or arrangement between Mr. Condo and the Company, written or oral. Any right or entitlement in effect or available to Mr. Condo under any such other agreement or arrangement is hereby unconditionally and irrevocably waived by Mr. Condo. Notwithstanding the foregoing, any employee confidentiality agreement and any other agreement between Mr. Condo and the Company by which Mr. Condo has assigned intellectual property to the Company shall remain in effect. The Company makes no representation or warranty and shall have no liability to Mr. Condo, his heirs, executors, administrators or assigns if any provisions of this Agreement are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

11.  The Company hereby represents that the Company has no knowledge of any pending or threatened claims against Mr. Condo in his capacity as an officer or director of the Company or of any basis therefore.

12.  This Agreement may not be changed or altered, except by a writing signed by the Company and Mr. Condo. The parties agree that if any provision of this Agreement is deemed invalid, the remaining provisions will still be given full force and effect to the largest extent permissible under applicable law. Further, any material breach of this Agreement by Mr. Condo shall excuse the Company from further performance of this Agreement. The remedies set forth herein are not intended to exclude any other remedies available to either party at law or equity.

13.  This Agreement shall be governed by and, for all purposes, construed and enforced in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed in such state. The Company and Mr. Condo agree that the federal or state courts of the Commonwealth of Virginia shall have sole and exclusive jurisdiction over any claim or cause of action relating to this Agreement or Mr. Condo’s employment by the Company or the transition hereunder, and Mr. Condo hereby consents to accept service of process as provided under Virginia law or by registered mail, return receipt requested, and waives any objection to personal jurisdiction of Mr. Condo in the state or federal courts of the Commonwealth of Virginia.

IN WITNESS WHEREOF, this Transition Agreement has been duly executed and delivered by the parties on the day and year first written above.

CONVERA CORPORATION	PATRICK C. CONDO
By: /s/ Ronald J. Whittier Authorized Signature Dated: May 29, 2009	/s/ Patrick C. Condo Signature Dated: May 29, 2009

Exhibit A

GENERAL RELEASE BY PATRICK CONDO

I, Patrick C. Condo, in consideration of the payments and benefits provided to me by Convera Corporation (together with its subsidiaries and affiliates, the “Company”) under the Transition Agreement, dated as of May 29, 2009 (the “Agreement”), the receipt and sufficiency of which are hereby expressly acknowledged by me, do hereby release and forever discharge as of the date hereof the Company and all present, former and future owners (direct and indirect), shareholders, directors, officers, affiliates, agents, representatives, benefit plan administers, employees, attorneys, parents, subsidiaries, divisions, branches, units, successors and assigns of the Company (collectively, the “Released Parties”) to the extent provided below.

1.	I understand that any payments or benefits paid or granted to me under the Agreement represent consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive the payments and benefits specified in the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter or breach this General Release. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company. I also acknowledge and represent that I have received all payments and benefits that I am entitled to receive (as of the date hereof) by virtue of any employment by the Company.
2.	Except as provided in paragraph 4 below and except for the provisions of my Agreement which expressly survive my transition from the Company to Sub and to the Newco (as defined in the Agreement), I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, had, have or may have, which arise out of or are connected with my employment with, or transition out of, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “ Claims”). For the avoidance of doubt, Claims shall not include any claim that arises out of a breach of the Agreement (or any other agreement between me and the Company) by the Company occurring after the date hereof.
3.	I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.
4.	I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my transition is in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.	In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims. I further agree that I am not aware of any pending charge or complaint of the type described in paragraph 2 as of the execution of this General Release. I acknowledge that this General Release does not affect my right to file a charge or complaint with any federal, state or local agency or to participate or cooperate in such a matter. However, I also acknowledge that I am not entitled to monetary damages resulting from actions brought by any federal, state or local agency.
6.	I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.
8.	I agree to keep all confidential and proprietary information about the past or present business affairs of the Company and its affiliates confidential unless a prior written release from the Company is obtained. I further agree that as of the date hereof, I have returned to the Company any and all property, tangible or intangible, relating to its business, which I possessed or had control over at any time (including, but not limited to, company-provided credit cards, building or office access cards, keys, computer equipment, manuals, files, documents, records, software, customer data base and other data) and that I shall not retain any copies, compilations, extracts, excerpts, summaries or other notes of any such manuals, files, documents, records, software, customer data base or other data.
9.	Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.
10.	Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(a)	I HAVE READ IT CAREFULLY;
(b)	I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;
(c)	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;
(d)	I HAVE BEEN ADVISED TO CONSULT WITH MY OWN ATTORNEY AND TAX ADVISOR BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e)	I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS GENERAL RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON MAY 6, 2009 TO CONSIDER IT AND THE CHANGES MADE SINCE THE MAY 6, 2009 VERSION OF THIS RELEASE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;
(f)	THE CHANGES TO THE AGREEMENT SINCE MAY 6, 2009 EITHER ARE NOT MATERIAL OR WERE MADE AT MY REQUEST;
(g)	I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;
(h)	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND
(i)	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

/s/ Patrick C. Condo Name: Patrick C. Condo Date: May 29, 2009

Exhibit B

Stock Options of Mr. Condo

Convera Corporation
Stock Options Granted and Outstanding
Patrick C. Condo

1999 Stock Option Plan

Grant Date/Type	Security	Price	Granted	Excercised	Cancelled	Repurchased	Outstanding	Vested	Outstanding Exercisable
12/17/1999/NQ	CNVR	$4.38	13,332	—	—	—	13,332	13,332	13,332
12/17/1999/NQ	CNVR	$4.38	161,668	—	—	—	161,668	161,668	161,668
4/27/2000/NQ	CNVR	$4.38	100,000	—	—	—	100,000	100,000	100,000
Total 1999 Stock Option Plan Grants			275,000	—	—	—	275,000	275,000	275,000
2000 Stock Option Plan
6/8/2001/ISO	CNVR	$4.38	91,324	70,300	—	—	21,024	21,024	21,024
6/8/2001/NQ	CNVR	$4.38	383,725	—	—	—	383,725	383,725	383,725
6/8/2001/NQ	CNVR	$4.38	24,951	—	—	—	24,951	24,951	24,951
11/30/2004/ISO	CNVR	$4.71	63,693	—	—	—	63,693	63,693	63,693
11/30/2004/NQ	CNVR	$4.71	686,307	—	—	—	686,307	686,307	686,307
3/25/2008/PS	CNVR	$1.92	700,000	—	—	—	700,000	—	—
Total 2000 Stock Option Plan Grants			1,950,000	70,300	—	—	1,879,700	1,179,700	1,179,700
Total			2,225,000	70,300	—	—	2,154,700	1,454,700	1,454,700

Annex E

FIRST AMENDMENT TO THE CERTIFICATE OF INCORPORATION
OF
CONVERA CORPORATION

1.  This First Amendment (the “Amendment”) to the Certificate of Incorporation of Corporation of Convera Corporation, a Delaware corporation (the “Corporation”) has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

2.  The text of the Certificate of Incorporation of the Corporation is hereby amended by striking out the text of Article Nine in its entirety.

E-1

Annex F

WRITTEN CONSENT OF STOCKHOLDERS
IN LIEU OF A MEETING OF STOCKHOLDERS
OF
CONVERA CORPORATION
a Delaware corporation

September 22, 2009

The undersigned, being a holder of issued and outstanding shares of Class A Common Stock, par value $0.01, of Convera Corporation, a Delaware corporation (the “Company”), of which the Class A Common Stock is the only issued and outstanding capital stock of the Company, hereby consents in writing to the adoption of the following resolutions pursuant to Sections 228, 242 and 275 of the Delaware General Corporation Law (the “DGCL”) and orders that this written consent be filed with the minutes of the proceedings of the Company:

WHEREAS, the Board believes that it is in the Company’s best interest and has recommended that the stockholders of the Company (the “Stockholders”) adopt, approve and ratify the Plan of Dissolution of the Company, in substantially the form attached hereto as Exhibit A (the “Plan of Dissolution”);

WHEREAS, the Board believes that it is in the Company’s best interest and has recommended that the Stockholders adopt, approve and ratify the Amendment to the Company’s Certificate of Incorporation to delete Article Nine, which contains, among other provisions, a requirement that the Board consists of no less than six and no more than 12 members, in substantially the form attached hereto as Exhibit B (the “Amendment to Certificate”);

WHEREAS, at the recommendation of the Company’s Nominating Committee, the Board has nominated three directors for election by the Stockholders to the Company’s Board; and

WHEREAS, pursuant to DGCL and the Certificate of Incorporation and By-Laws of the Company, as amended, the consent of a majority of the holders of the Company’s issued and outstanding capital stock is required to approve the Plan of Dissolution and the Amendment to Certificate and the consent of a plurality of the holders of the Company’s issued and outstanding capital stock is required to approve the election of directors.

NOW THEREFORE, BE IT:

APPROVAL OF THE PLAN OF DISSOLUTION

RESOLVED, That the Plan of Dissolution of the Company, in substantially the form attached hereto as Exhibit A, is hereby approved, adopted and ratified; provided, however, that the officers of the Company are hereby authorized to make such changes and amendments to such agreements as they may deem necessary or appropriate with the advice of the Company’s counsel.

RESOLVED FURTHER, that the transactions contemplated by the Plan of Dissolution are hereby approved, adopted and ratified; and

RESOLVED FURTHER: That the Plan of Dissolution and all the resolutions in relation to the Plan of Dissolution shall constitute the plan of distribution of the Company in accordance with Section 281(b) of the DGCL.

AMENDMENT TO CERTIFICATE

RESOLVED, That based on the recommendation of the Board, the Amendment to Certificate, in substantially the form attached as Exhibit B, is hereby approved, adopted and ratified.

F-1

ELECTION OF DIRECTORS

RESOLVED, That based on the recommendation of the Nominating Committee and the Board, the election of the following directors of the Company is hereby approved, adopted and ratified:

Herbert Allen III
Ronald J. Whittier
Jeffrey White

RESOLVED FURTHER, That such three directors shall constitute the Board in its entirety and each director will serve until his successor is duly elected.

This Written Consent may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument, and shall be effective as of the date first set forth above.

[Remainder of this page is intentionally left blank]

F-2

Exhibit A

Plan of Dissolution

(See Annex A)

F-3

Exhibit B

Amendment to Certificate

(See Annex E)

F-4

Annex G

CONVERA’S ANNUAL REPORT ON FORM 10-K
FOR THE YEAR ENDED JANUARY 31, 2009 AND ITS AMENDMENT ON FORM 10-K/A

G-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended January 31, 2009

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-31989

CONVERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1987541
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1921 Gallows Road, Suite 200, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 761-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to the filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” ”accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes ☐ No ☒

The aggregate market value of the voting stock held by non-affiliates of the registrant as of July 31, 2008 (based on the closing sales price as reported on the NASDAQ Global Market System) was $20,410,500.

The number of shares outstanding of the registrant’s Class A common stock as of March 9, 2009 was 53,501,183.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Registrant’s Proxy Statement for the 2009 Annual Meeting of Shareholders are incorporated by reference into Part III.

The Index to Exhibits begins on Page 29

CONVERA CORPORATION

ANNUAL REPORT ON FORM 10-K
FOR THE FISCAL YEAR ENDED JANUARY 31, 2009

i

FORWARD-LOOKING STATEMENTS

The statements contained in this annual report on Form 10-K that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”), including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of Convera Corporation (hereinafter referred to as “Convera,” “we,” “us” and “our” through this document). Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding our future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements included in this annual report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties discussed under the heading “Risk Factors” below. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors, including those set forth in this annual report.

ITEM 1.  BUSINESS

OVERVIEW

Convera provides vertical search services to trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the World Wide Web (“the Web”.) The result is a more relevant and comprehensive search experience for the user designed to drive traffic to the publishers’ websites.

Revenues for our vertical search services are generated under two different pricing models that are determined at the time that the contract with the publisher is executed. These pricing models result in Convera either receiving a percentage of the publishers’ advertising revenues earned by the search sites (“revenue share”) or from selling a fixed quantity of searches executed on the search site each month for a fixed monthly fee. Many of our Ad share contracts with publishers also contain minimum fees that we are entitled to receive until website advertising revenue generated by the publishers’ search sites exceeds these minimum amounts. We can also generate revenues from hosting publisher websites and from providing technical staff training. We offer professional services to customize publisher websites and optimize search engines, as well as website monetization consulting. Our Converanet service which was launched in December 2008 is designed to drive traffic to our publisher sites also generates revenues from selling advertising on its site.

The first publisher search site using our vertical search services was launched in November 2006. Our sales and marketing efforts are targeting the top 50 business-to-business (“B2B”) publishers in both the United States and United Kingdom, with the goal of building the largest collection of search-based professional user websites on the internet

Convera is traded on the NASDAQ stock market (CNVR) and is headquartered at 1921 Gallows Road, Vienna, VA 22182. Our main corporate telephone number is (703) 761-3700.

As of January 31, 2009 and 2008, Allen Holding, Inc., together with Allen & Company Incorporated, Herbert A Allen and certain related parties (collectively “Allen & Company”) beneficially owned approximately 42% of the voting power of Convera and currently hold two seats on the Board of Directors, and would therefore be able to influence the outcome of matters requiring a stockholder vote.

BUSINESS STRATEGY

The information needs of business, professional and enthusiast communities are typically serviced by specialist publishers. The B2B publisher market has thousands of printed periodicals that are distributed to industry professionals. As these communities migrate online, the publishing industry will need to transition its revenues away from a primary dependence on print advertising and subscriptions to online advertising revenue. Our vertical search and advertising services are designed to help publishers attract and build a loyal user base for the publisher’s online vertical community and generate additional advertising revenues, thereby assisting them with this transition.

1

A more relevant and precise search alternative to the general consumer search engines, our vertical search services address the unique vocabulary and authoritative content requirements of vertical audiences, such as professional, medical, scientific and technical communities. We work with the editorial team of a publication to develop a whitelist of authoritative websites that are highly relevant to each vertical market. These can include public, private, government, trade association, social, community and subscription sites. Our Web Search Platform deeply mines all the sites and adjusts the crawl strategies to keep content updated as required by the publisher. The content is then enhanced with taxonomies and other navigation tools that are seamlessly integrated into the publisher’s website. These features allow the Web search results using our vertical search services to be extremely focused, relevant search results for topics of significant interest to the target audience of each publication. Professional users of these sites are consequently able to become more efficient and effective in performing their work.

As B2B publishers transition from traditional media to online media, so will advertising spending. Ad agencies and planners need to be able to reach high-value, unique users within an online professional community, particularly as consumer search engines are transforming media advertising revenues to commodity levels. Our vertical search services enhance a publisher’s advertising proposition by delivering to advertisers a highly specific target audience. In addition, the advertising services incorporated into our vertical search offering allow publishers to directly manage and pursue search-based advertising revenues for their websites.

Our vertical search agreements are designed to generate revenue for Convera using two different pricing models. The first model is a revenue share model whereby Convera earns a percentage of advertising revenue generated by the search site (typically between 20% and 50% of net advertising revenues). Our contracts typically contain a monthly minimum fee that we receive for each vertical market served until our share of the website’s advertising revenues surpasses the minimum fee. The second revenue model charges publishers a monthly subscription fee based on the number of searches executed using the search site and/or the quantity of pages indexed (“Capacity based pricing”). This pricing model allows the publishers to earn and retain 100% of the advertising revenue and make our service a fixed cost. Convera also earns additional revenue when the actual search volume exceeds the amount in the subscription. We introduced our first capacity based pricing contract in the second quarter of fiscal 2009 and have found that it typically appeals to customers that generate higher search volumes. We also generate professional services fees from delivering consulting and training to our customers, and from website hosting services.

PRODUCTS AND SERVICES

We provide publishers with our vertical search technology on a “software as a service” basis. Our vertical search service is designed to help publishers deliver unique value to their online community by customizing the search experience to meet the specialized information needs of the publisher’s audience. The targeted search solution enables publishers to further engage their audiences and increase online advertising revenue. We provide the technical infrastructure, search expertise and best practice advice required to build vertical search applications. The publisher provides the insight into the information needs of the target community, which is used to customize the look, feel and functionality of the search experience to the needs of that community. The result is a search application that yields a blended result to a user query — incorporating information from the Web at large, as well as from an authoritative subset of Web content and multiple proprietary sources. End users are presented with more relevant search results in a comprehensive, consolidated manner, regardless of the repository source or location. Search results can be presented to the user through an intuitive and dynamic page layout that is designed, controlled and branded by the publisher. Our vertical search offering can be integrated into one or more of the publisher’s existing websites or used to establish a new brand or product. As an option, we can host the search results but still present the results under the publisher’s brand. Our advertising server capabilities, which are built into our Web Search Platform, allow us to serve any type of ad and measure all key analytics.

2

We offer the following services:

Vertical Search Service

Our vertical search service is an integrated suite of the following components:

Convera Web Search Platform

Leveraging our fifteen years of search customization experience in the secure government sector, our Web Search Platform was built using semantic processing technologies to enhance the search experience. It incorporates a large set of commercially recognized taxonomies in addition to privately compiled taxonomies and thesauri to create a large and very granular Web index. This core design feature allows the platform to draw dynamic connections between topically or contextually related content, resulting in a better understanding of the nature of the query along with the relevancy of the content. Our platform is capable of supporting hundreds of simultaneous vertical search applications provided under 24X7 service level agreements. The plan is to extend our vertical search capabilities across multiple lingual content including Spanish, French, German, Dutch, Portuguese, Chinese, Japanese, and Korean. This is facilitated through a large-scale translation operation that translates concepts and terminology into their cross-lingual equivalents. This means that the millions of categories and related semantic resources applied to understanding content in one language are reproduced and consistently applied to understanding the content of other languages — uniformly and reliably delivering authoritative results across multiple languages. Our Web Search Platform incorporates multimedia search of Adobe Systems Portable Document Format (PDF), image files and other data formats. Our multimedia image crawler also identifies images and associated descriptive information (meta data) to enable highly relevant search results across various media types available on the Web. This insures that the crawler retrieves and displays relevant information from news or video archives, as well as other multimedia repositories.

Publisher Control Panel (PCP)

Our Publisher Control Panel is a self-service application that provides the publisher with the ability to control and tailor the Convera Web Search Platform and the Convera Ad Service for each vertical search site from a single interface. Each publisher’s initial vertical search site is readied for launch by the publisher team using the PCP. Each initial vertical application launch is managed and mentored by a member of our implementation team. The publisher receives hands-on training from the Convera implementation team on the use, management and customization of the vertical search site using the PCP tools. This hands-on training allows a publisher to easily set-up additional vertical search sties and administer a combined website and best-of-Web search experience designed to meet the specific information needs of the publisher’s audience.

Using the PCP, publishers can customize search categories, manage the look and feel of their vertical search sites, manage whitelists containing the index of websites to search, customize relevance ranking schemes and the presentation of search results each employing the easy to use tools and interfaces. The publisher also uses the PCP to insert advertisements into the vertical search sites using the Convera Ad Service. The PCP also serves as a dashboard for each vertical site, containing search analytics and content analytics tools. It provides the publisher with various usage and other reports to help them steer each online vertical community to optimize the publisher’s goal for its online community supported by the vertical site.

Convera Ad Service (CAS)

Our Convera Ad Service allows publishers to directly manage and pursue search-based advertising revenues for their vertical search websites. CAS connects the publisher websites directly with the providers of advertising inventory, enhancing publishers’ abilities to increase their web advertising revenues, supporting the insertion, tracking and billing of a variety of ad pricing models including banner ads, tenancy ads, search term ads and click-through advertisements. In order to bolster our ability to increase advertising revenue opportunities for publishers, we are pursuing contracts with advertising networks. We completed a contract with the Microsoft Advertising network in September and are actively seeking contracts with other advertising networks. The integration of this network in to the PCP and CAS was completed in January 2009. This network allows publishers using the PCP to opt in to the Microsoft Advertising network’s contextual search ads and thereby fill vacant spaces on their search websites.

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Converanet

In December 2008, we launched Converanet, our online search directory portal that contains all the search engines that we have developed for publishers in a single website. Converanet is designed to help drive traffic to our customer’s search sites and thereby drive Ad revenues on those sites. Additionally, we expect Converanet to directly generate Ad revenue for Convera from paid ads placed on the Converanet site through the Microsoft Ad center contract which was signed in September 2008.

Professional Services

We offer a range of professional services aimed at ensuring the publisher’s vertical search application is a success in terms of increasing website traffic and generating online advertising revenue. The services include website customization; search engine optimization, marketing services and training; and advertising sales kit development and training.

MARKETING AND DISTRIBUTION

Beginning in November 2008, our vertical search offering is sold as a hosted service through a self service site to publishers. Through November 2008 we maintained a direct sales force located in the United States and United Kingdom marketing our products to publishers. The launch of our self service capability through the publisher control panel enabled us to streamline our sales and marketing processes in November 2008, moving the roles occupied by the sales force to our Carlsbad, CA customer care and implementation team and thereby reducing our head count and our cost base. This action also led to the shut down of our U.K. sales office.

In September 2008, we signed a contract with Microsoft’s advertising network which will provide us with a revenue share on all search sites that publishers deploy Microsoft Ads. We continue to explore the prospect of strategic partners such as additional large advertising networks or resellers who may provide increased distribution capabilities, access to incremental human resources and possible hosting facility alternatives.

As previously disclosed above, our sales efforts are focused principally on the top 50 B2B publishers in the United States and United Kingdom. The top 50 publishers have an estimated 2,000-plus relevant magazine titles that could be converted to search-based sites and subscribers totaling more than two million professionals.

Our marketing efforts focus on building brand awareness and establishing demand for our vertical search services through public relations campaigns, trade association memberships and electronic marketing campaigns. As our customer references and reputation in the vertical search market increase, we expect word-of-mouth to accelerate our growth. Our website, www.convera.com, is an integral part of our marketing and sales efforts, but information on our website is not a part of this Form 10-K. Through the website, prospective customers can learn about our vertical search services and be connected to the websites of current customers utilizing our services.

RESEARCH AND DEVELOPMENT

Our research and development program focuses on enhancing and expanding the capabilities of our vertical search services to address emerging markets and customer requirements. Certain elements of our developed technologies are provided to us pursuant to license agreements with other independent software vendors. The technologies acquired by the Company in this manner include a language processor, spell checker and FAST Ad Momentum advertising platform and FAST ESP360 site search software. These license agreements have varying terms for which we have made a prepaid royalty payment or purchased a perpetual license.

Our research and development expenses were $4.7 million, $4.7 million, and $11.0 million for the years ended January 31, 2009, 2008, and 2007, respectively.

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INTELLECTUAL PROPERTY AND PROPRIETARY TECHNOLOGY

We regard our software as proprietary and rely primarily on a combination of patents, copyright, trademark and trade secret laws of general applicability, employee confidentiality and invention assignment agreements, and other intellectual property protection methods to safeguard our technology. We hold one patent related to our current business strategy. This patent, which concerns multimedia document retrieval, expires on August 24, 2018. We are actively engaged in seeking additional patents specifically related to our vertical search offering. We have undertaken to protect all significant marks used to identify our core services. We own US trademark registrations or pending applications for our material trademarks, including CONVERA and THE VERTICAL SEARCH COMPANY. Renewals are due at various dates between July 2009 and August 2013. In addition, we own numerous foreign applications and registrations for our material trademarks.

COMPETITION

Our business environment is characterized by rapid change and intense competition. We compete primarily within the internet search market. Within this market, there are current competitors who are larger and more established than we are and have significantly greater financial, technical, marketing and other resources. These competitors include established significant technology providers focused on search advertising like Google (CSE) and Yahoo! and those that are moving from a strong industry presence elsewhere into search like Microsoft Live Search. We also face competition from enterprise search software and enterprise search appliance vendors selling their solutions to publishers who are determined to build their own online solution. There are also potential and emerging competitors entering the market with increasingly differentiated technologies.

We believe relevance of search results and implementation ease to be the principal evaluation criteria of potential publisher customers. We consider our principal competitive advantages to be that our vertical search service provides more accurate results due to an extensive semantic network contained in our Web Platform and offers the ability to produce authoritative results through exhaustive ingestion of content sources. Additionally, our Publishers Control Panel offers an easy-to-use, self-service solution to publishers. Virtually no technical expertise is required of the customer. We believe we are currently the only company that offers a complete suite of vertical search capabilities that includes hosting, semantic vertical search, traffic building tools and professional services. There can be no assurance that we will be able to compete successfully against current or future competitors and that competition will not have a material adverse effect on our operating results and financial condition in the future.

SEGMENT AND GEOGRAPHIC AREA FINANCIAL INFORMATION

We have one reportable segment. Prior to our agreement on March 31, 2007 to sell the assets of the Enterprise Search business to FAST, we operated under two reportable segments: the Enterprise Search segment and the vertical search segment (previously entitled our Excalibur web hosting product). Revenue, expenses and cash flows related to the Enterprise Search business have been reflected as discontinued operations in the Consolidated Statements of Operations and of Cash Flows.

In the fiscal year ended January 31, 2009, two customers accounted for 66% of our revenues, representing 19% and 47%, respectively. In the fiscal year ended January 31, 2008, one customer, CMP Information Ltd., accounted for 82% of our revenues. In the fiscal year ended January 31, 2007, three customers accounted for 53%, 29%, and 17% of total revenues, respectively.

To date, our revenues have been earned principally from customers located in the US and in the United Kingdom. For geographic area revenues and long-lived assets information, see Note 13, “Segment Reporting” in the Notes to Consolidated Financial Statements.

EMPLOYEES

We had 56 employees at January 31, 2009. See Item 1A. “Risk Factors” for a discussion of some of the risks we face related to our employees.

AVAILABLE INFORMATION

Our website address is www.convera.com. Through our website, we make available free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments

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to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is filed with, or furnished to, the US Securities and Exchange Commission (“SEC”). The contents of our website are not part of, or incorporated into, this document. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Item 1A.  Risk Factors

An investment in our common stock involves substantial risks and uncertainties and our actual results and future trends may differ materially from our past performance due to a variety of factors, including, without limitation, the risk factors identified below. The risks and uncertainties described below are not the only risks and uncertainties we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. If any of the following risks actually occur, our business, results of operations and financial condition would suffer. In that event, the trading price of our common stock could decline, and our stockholders may lose part or all of their investment in our common stock. The discussion below and elsewhere in this report also includes forward-looking statements, and our actual results may differ substantially from those discussed in these forward-looking statements as a result of the risks discussed below.

We have had a history of operating losses and will likely incur future losses; if our losses continue and we are unable to achieve profitability, our stock price will likely suffer.

As of January 31, 2009, we had an accumulated deficit of approximately $1.1 billion. We have operated at a loss for each of the past three fiscal years. For the fiscal years ended January 31, 2009, 2008 and 2007 our net losses were approximately $22.6 million, $9.1 million, $44.8 million, respectively. These financial results include revenues and expenses associated with the Enterprise Search business, the sale of which was completed on August 9, 2007. The loss from continuing operations for the fiscal years ended January 31, 2009, 2008 and 2007 was $22.6 million, $27.0 million and $45.3 million, respectively. We expect that the Company will continue the trend of significant operating losses and uses of cash at least for the short term until the revenue base for our vertical search services grows to sufficient levels to support its expenses. We have a short operating history in the vertical search business; the first Convera supported vertical search site was launched into production in November 2006. Previously, our market strength had been in the government sector, whereas we now compete solely within the commercial sector. In addition, our revenue contracts generally stipulate that we will receive a percentage of website advertising revenues, and online advertising is an immature and rapidly evolving industry. Accordingly, we cannot assure you that we will generate the revenues required to achieve or maintain profitability in the future. You should assess our business in light of the risks, difficulties, uncertainties, and expenses associated with managing and growing a relatively new business in a rapidly evolving market. Our failure to achieve and sustain our profitability will negatively impact the market price of our common stock.

Our ability to achieve profitability is dependent on our vertical search business and if it fails to achieve market acceptance we will be unable to grow our business and achieve profitability.

Our future profitability will depend on our ability to successfully market and achieve market acceptance for our vertical search services offering. The degree of market acceptance will depend upon a number of factors, including:

•	the advantages of our vertical search services over competing products;
•	our ability to innovate and develop new features for our vertical search offering;
•	customer needs for search products;
•	the price and cost-effectiveness of our vertical search offering; and
•	the strength of sales, marketing and distribution support.

We are aware of a significant number of competing well-established search products offered by companies with significantly greater financial and marketing resources than us. Even if our vertical search services achieve market acceptance, we may not be able to maintain that market acceptance over time if competing

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products or services are introduced that are viewed as more effective or are more favorably received. If our vertical search services do not achieve and maintain market acceptance, we will not be able to generate sufficient revenue to attain profitability.

While we believe that we will have sufficient funds for our operations for at least the next twelve months, it is possible that we will need additional capital during or after that time. If such additional capital is not available to us on acceptable terms or at all, it could harm our financial condition and future prospects.

As of January 31, 2009, our balances of cash and cash equivalents were approximately $22.8 million. We believe our current balance of cash and cash equivalents will be sufficient to meet our working capital and capital expenditure requirements for at least the next twelve months based upon our estimates of funds required to operate our business during such period. However, during or after that time, we may need to raise additional funds for the following purposes:

•	to fund our operations, including sales, marketing and research and development programs;
•	to fund any growth we may experience;
•	to enhance and/or expand the range of products and services we offer;
•	to increase our promotional and marketing activities; or
•	to respond to competitive pressures and/or perceived opportunities, such as investment, acquisition and international expansion activities.

We cannot reassure our investors that if we need additional capital that it will be available, and if so, on terms beneficial to us. Historically, we have obtained external financing primarily from sales of our common stock. To the extent we raise additional capital by issuing equity securities, our stockholders may experience substantial dilution. If we are unable to obtain additional capital, we may then attempt to preserve our available resources by various methods including deferring the creation or satisfaction of commitments, reducing expenditures on our research and development programs or otherwise scaling back our operations. If we were unable to raise such additional capital or defer certain costs as described above, that inability would have an adverse effect on our financial position, results of operations and prospects.

Our common stock may be involuntarily delisted from trading on NASDAQ if we fail to maintain a minimum closing bid price of $1.00 per share for any consecutive 30 trading day period. A notification of delisting or a delisting of our common stock would adversely affect the price and liquidity of our common stock.

NASDAQ’s quantitative listing standards require, among other things, that listed companies maintain a minimum closing bid price of $1.00 per share. However, NASDAQ has recently suspended its minimum closing bid price threshold through July 20, 2009. If, upon reinstatement of the minimum closing bid price threshold, we fail to satisfy this threshold for any consecutive 30 trading day period, our common stock may be involuntarily delisted from trading on NASDAQ once the applicable grace period expires. Our stock price has recently fallen below the $1.00 per share threshold. Given the increased market volatility arising in part from economic turmoil resulting from the ongoing credit crisis, as well as our history of operating losses, the closing bid price of our common stock could remain below $1.00 per share. A notification of delisting or delisting of our common stock could materially adversely affect the market price and market liquidity of our common stock and our ability to raise necessary capital.

The current credit and financial market conditions have a negative impact on global business environment and may exacerbate certain risks affecting our business.

The credit and financial markets are currently experiencing unprecedented volatility, stress, illiquidity and disruption around the world. Many of our customers have encountered and may continue to encounter much uncertainty and risks due to the weakening business environment and credit availability, particularly in the publishing area. As a result, these customers may be unable to satisfy their contract obligations, may delay payment, or may delay purchasing our services, which could negatively affect our business and financial

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performance. In addition, the weakening business environment has adversely impacted and may continue to adversely impact sales of on-line ads, which could negatively affect any business and general performance.

We are in an extremely competitive market, and if we fail to compete effectively or respond to rapid technological change, our revenues and market share will be adversely affected.

Our business environment and the search industry in general are characterized by intense competition, rapid technological changes, changes in customer requirements and emerging new market segments. Our competitors include many companies that are larger and more established and have substantially more resources than us and may include start-ups as well. Current and potential competitors have established or may establish cooperative relationships among themselves or with third parties to increase the ability of their products to address the needs of the markets which we serve. Accordingly, it is possible that new competitors or alliances among competitors may emerge and rapidly acquire significant market share.

In order for our strategy to succeed and to remain competitive, we must provide vertical search services that meet the needs of the B2B and specialized publishing companies. We will need to invest significant resources in research and development to provide the publishers with leading-edge search technology to help them deliver unique value to their online community and increase online advertising revenues. To effectively compete we will need to continually improve our current service offerings and innovate by introducing new services that are responsive to the needs of our users. The development efforts required for this are expensive, and we plan to fund these developments with our existing capital resources, and other sources, such as equity issuances and borrowings, which may be available to us. If these developments do not generate substantial revenues, our business and results of operations will be adversely affected. We cannot assure you that we will successfully develop any new products or services, complete them on a timely basis or at all, achieve market acceptance or generate significant revenues with them.

We depend on international sales, particularly in the United Kingdom, and any economic downturn, changes in laws, changes in currency exchange rates or political unrest in the United Kingdom or in other countries could have a material adverse effect on our business.

To date, the majority of revenues related to our business have been derived from publishers in the United Kingdom. For the year ended January 31, 2009, total revenue derived from international sales was approximately $1.0 million, representing approximately 76% of total revenue. For the year ended January 31, 2008, total revenue derived from international sales was approximately $1.0 million, representing approximately 88% of total revenue. Our international operations and sales have historically exposed us to longer accounts receivable and payment cycles and fluctuations in currency exchange rates. International sales had been made mostly from our U.K. subsidiary until its closure in January 2009 and are typically denominated in British pounds. As of January 31, 2009, approximately 71% of our total consolidated accounts receivable were denominated in British pounds. Since exchange rates vary, those results when translated may vary from expectations and adversely impact overall expected profitability.

Our international operations expose us to a variety of other risks that could seriously impede our financial condition and growth. These risks include the following:

•	potentially adverse tax consequences;
•	difficulties in complying with regulatory requirements and standards;
•	trade restrictions and changes in tariffs;
•	import and export license requirements and restrictions; and
•	uncertainty of the effective protection of our intellectual property rights in certain foreign countries.

If any of these risks described above materialize, our international sales could decrease and our foreign operations could suffer.

Our vertical search offering relies on a third party hosting facility, and any failure or interruption in the services provided by this third party could harm our ability to operate our business and damage our reputation.

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We rely on AT&T to host our vertical search offering. We do not control the operation of the AT&T facility, which may be subject to damage or interruption from earthquakes, floods, fires, power loss, telecommunications failures or similar events. The facility may also be subject to break-ins, sabotage, intentional acts of vandalism or similar misconduct. Despite precautions taken at the facility, the occurrence of a natural disaster, cessation of operations by our third-party web hosting provider or its decision to close the facility without adequate notice or other unanticipated problems at the facility could result in lengthy interruptions in our service. In addition, the failure by the facility to provide our required data communications capacity could result in interruptions in our service. Interruptions in our service may cause us to lose revenue, cause us to issue credits or refunds and cause customers to terminate their contracts with us. Our business and reputation will be adversely affected if our customers and potential customers believe our vertical search service is unreliable.

Because of the technical nature of our business, our intellectual property is extremely important to our business, and adverse changes to our intellectual property could harm our ability to compete.

We believe that our success depends, in part, on our ability to protect our proprietary rights and technology. Historically, we have relied on a combination of copyright, patents, trademark and trade secret laws, employee confidentiality and invention assignment agreements, and other methods to safeguard our technology and software products and services. Risks associated with our intellectual property include the following:

•	pending patent applications may not be issued;
•	intellectual property laws may not protect our intellectual property rights;
•	third parties may challenge, invalidate, or circumvent any patent issued to us;
•	rights granted under patents issued to us may not provide competitive advantages to us;
•	unauthorized parties may attempt to obtain and use information that we regard as proprietary despite our efforts to protect our proprietary rights;
•	others may independently develop similar technology or design around any patents issued to us; and
•	effective protection of intellectual property rights may be limited or unavailable in some foreign countries in which we operate.

We may in the future be subject to intellectual property rights claims, which are costly to defend and could require us to pay damages and could limit our ability to use certain technologies in the future.

Companies in the internet, search and technology industries own large numbers of patents, copyrights, trademarks and trade secrets and frequently enter into litigation based on allegations of infringement or other violations of intellectual property rights. We face the possibility of intellectual property rights claims against us. Our technologies may not be able to withstand any third-party claims or rights against their use. Any intellectual property claims, with or without merit, could be time-consuming, expensive to litigate or settle and could divert management resources and attention.

With respect to any intellectual property rights claim, we may have to pay damages or stop using technology if it is ultimately found by a court to be in violation of a third party’s rights. We may have to seek a license for the technology, which may not be available on reasonable terms and may significantly increase our operating expenses. The technology also may not be available for license to us at all. As a result, we may also be required to develop alternative non-infringing technology, which could require significant effort and expense. If we cannot license or develop technology for the infringing aspects of our business, we may be forced to limit our product and service offerings and may be unable to compete effectively. Any of these results could harm our operating results.

We depend on highly skilled personnel, the loss of whom would adversely affect our ability to effectively grow our business and we may have difficulty attracting and retaining skilled employees.

Our success depends to a significant degree upon the continued contributions of our key management and other highly skilled individuals. We generally do not utilize employment agreements for our key employees.

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The loss of the services of one or more key employees could have a material adverse effect on our ability to grow our business. We also believe that our future success will depend in large part upon our ability to attract and retain highly skilled personnel for all areas of our business. Competition for personnel within the internet and search industries is intense. There can be no assurance that we will be successful in attracting and retaining such personnel.

Our stock price has been and may continue to be highly volatile which may make it difficult to resell shares of our stock.

The market price of our common stock has been highly volatile. For example, in the fiscal year ended January 31, 2009, the market price per share of our common stock ranged from $0.16 to $2.24 This volatility may adversely affect the price of our common stock, and our stockholders may not be able to resell their shares of common stock following periods of volatility because of the market’s adverse reaction to this volatility. We anticipate that this volatility, which frequently affects the stock of technology companies, will continue. Our stock price may fluctuate and you may not be able to resell shares of our stock for a profit as a result of a number of factors including:

•	future announcements concerning us or our competitors;
•	quarterly variations in our operating results;
•	actual or anticipated announcements of technical innovations or new product or service developments by us or our competitors;
•	general conditions in our industry;
•	concentrated holdings of our common stock;
•	sales of stock by us or by our stockholders;
•	the low trading volume of our common stock, which means that small changes in the volume of trades may have a disproportionate impact on our stock price;
•	developments concerning litigation; and
•	worldwide economic and financial conditions, including the current economic crisis.

On occasion, the equity markets, and in particular the markets for technology companies, have experienced significant price and volume fluctuations. These fluctuations have affected the market price for many companies’ securities and may be unrelated to the companies’ operating performance.

We may not be able to use net operating loss carryforwards.

As of January 31, 2009, we had net operating loss carryforwards of approximately $229 million. The deferred tax assets representing the benefits of these carryforwards have been offset completely by a valuation allowance due to our lack of an earnings history. The realization of the benefits of these carryforwards depends on sufficient taxable income in future years. Lack of future earnings could adversely affect our ability to utilize these carryforwards. Additionally, past or future changes in our ownership and control could limit the ability to utilize these carryforwards. Despite the carryforwards, we may have income tax liability in future years due to the application of the alternative minimum tax rules of the United States Internal Revenue Code.

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Our amended and restated certificate of incorporation, bylaws, ownership and Delaware law contain provisions that could discourage a third party from acquiring us and consequently decrease the market value of an investment in our stock.

Some provisions of our amended and restated certificate of incorporation and bylaws, and of Delaware law, as well as our ownership structure, could delay or prevent a change of control or changes in our management that a stockholder might consider favorable. Any delay or prevention of a change of control or change in management could cause the market price of our common stock to decline. These provisions include:

•	Our Board of Directors has the authority to issue up to 5,000,000 shares of preferred stock and to determine the price, rights, preferences, privileges and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The issuance of preferred stock may delay, defer or prevent a change in control, as the terms of the preferred stock that might be issued could potentially prohibit our consummation of any merger, reorganization, sale of substantially all of our assets, liquidation or other extraordinary corporate transaction without the approval of the holders of the outstanding shares of preferred stock.
•	Our Board of Directors may alter our bylaws without obtaining stockholder approval.
•	We are subject to the provisions of Section 203 of the Delaware General Corporation Law which prohibits a Delaware corporation from engaging in certain business combinations with any interested stockholder for a period of three years, unless specific conditions are met.

Allen Holding Inc. and related parties exercise voting control over a significant percentage of our outstanding shares, and our other stockholders may not have an effective say in any matters upon which our stockholders vote.

As of January 31, 2009, Allen & Company beneficially owned approximately 42% of our voting power and held two seats on the Board of Directors, and would therefore be able to influence the outcome of matters requiring a stockholder vote. These matters could include offers to acquire us and elections of directors. Allen & Company may have interests which are different than the interests of our other stockholders.

Legislative actions and potential new accounting pronouncements are likely to impact our future financial position or results of operations.

Future changes in financial accounting standards may cause adverse, unexpected revenue fluctuations and affect our financial position or results of operations. New pronouncements and varying interpretations of pronouncements have occurred with frequency in the past and may occur again in the future and as a result we may be required to make changes in our accounting policies. Compliance with new regulations regarding corporate governance and public disclosure may result in additional expenses. As a result, we intend to invest all reasonably necessary resources to comply with evolving standards, and this investment may result in increased general and administrative expenses and a diversion of management time and attention from science and business activities to compliance activities. For example, we have incurred and expect to continue to incur substantial costs and expend significant resources to comply with the regulations promulgated under Section 404 of the Sarbanes-Oxley Act of 2002.

Our internal controls may not be sufficient to achieve all stated goals and objectives.

Our internal controls and procedures were developed through a process in which our management applied its judgment in assessing the costs and benefits of such controls and procedures, which, by their nature, can provide only reasonable assurance regarding the control objectives. The design of any system of internal controls and procedures is based in part upon various assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

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We may be subject to regulatory scrutiny and sustain a loss of public confidence if we are unable to satisfy regulatory requirements relating to our internal controls over financial reporting and/or we have internal control weaknesses which result in material financial reporting errors.

Section 404 of the Sarbanes-Oxley Act of 2002 requires us to perform an evaluation of our internal controls over financial reporting. Compliance with these requirements can be expensive and time-consuming. While we believe that we will be able to meet the required deadlines, no assurance can be given that we will meet the required deadlines in future years when our independent registered public accounting firm will be required to attest. Our evaluation was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report. If we fail to timely complete this evaluation, or if our auditors cannot timely attest to our evaluation in future years, we may be subject to regulatory scrutiny and a loss of public confidence in our internal controls.

The Sarbanes-Oxley Act of 2002 ensures that companies are reporting accurate revenue numbers and revenue recognition policies have been under particular scrutiny. Any weaknesses in our internal controls on our financial reporting of revenue could cause prospective revenue adjustments or changes in our future revenue recognition policies. Either result could cause unexpected changes to current and/or anticipated future operating results and have a material adverse effect on our financial condition and stock price.

Item 1B.  Unresolved Staff Comments

There are no material unresolved SEC staff comments as of the date of this report.

Item 2.  Properties

We occupy our corporate headquarters under an extended lease agreement that expires on August 31, 2009 for a total of approximately 14,186 square feet of space in an office building in Vienna, Virginia.

We also lease office space in Carlsbad, California and have subleased space to tenants at our former offices in Montreal, Canada. We utilize a hosting facility located in Dallas, Texas operated under a master hosting arrangement with AT&T that expires in July 2009.

Item 3.  Legal Proceedings

None.

Item 4.  Submission of Matters to a Vote of Security Holders

None.

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PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Our Class A common stock is listed on the NASDAQ Global Market under the symbol “CNVR.”

The following table sets forth the high and low sale prices for our Class A common stock on the NASDAQ Global Market for the period from February 1, 2007 through January 31, 2009. The number of stockholders of record of our Class A common stock as of January 31, 2009 was 898. There were no shares of our Class B common stock issued or outstanding at January 31, 2009. We have never declared or paid dividends on our common stock and do not expect to do so for the foreseeable future.

	High	Low
Fiscal 2009 (February 1, 2008 – January 31, 2009)
First Quarter	$2.24	$1.33
Second Quarter	1.72	1.03
Third Quarter	1.26	0.32
Fourth Quarter	0.72	0.16
Fiscal 2008 (February 1, 2007 – January 31, 2008)
First Quarter	$3.98	$2.50
Second Quarter	4.75	3.08
Third Quarter	3.98	2.72
Fourth Quarter	3.89	2.00

The following table sets forth, as of January 31, 2009, information with respect to our equity compensation plans:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders:
Convera Employee Stock Option Plan	7,371,811	$3.68	3,594,151
Equity compensation plans not approved by security holders:	None	N/A	N/A

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Performance Graph

The following graph is a comparison of the cumulative total return to stockholders of our Class A common stock at January 31, 2009 since January 31, 2004 to the cumulative total return over such period of (i) the NASDAQ Stock Market-US, and (ii) the Standard & Poor’s Information Technology Index, assuming an investment in each of $100 on January 31, 2004 and the reinvestment of dividends.

Recent Sales of Unregistered Securities; Uses of Proceeds from Registered Securities

None.

Item 6. Selected Financial Data

The selected financial data presented below have been derived from our consolidated financial statements. The balance sheet data as of January 31, 2009 and 2008, and the statement of operations data for the fiscal years ended January 31, 2009, 2008, and 2007 should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this Annual Report on Form 10-K. Dollars shown in thousands except per share data.

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	Fiscal Years Ended January 31,
Statement of Operations Data:	2009	2008	2007	2006	2005
Continuing Operations(1):
Revenues	$1,341	$1,118	$269	$20	$—
Operating expenses:
Cost of revenues	7,003	9,660	8,138	1,797	—
Sales and marketing	3,340	3,880	4,386	2,804	—
Research and product development	4,668	4,652	11,010	3,198	4,164
General and administrative	7,040	11,179	14,833	10,860	—
Amortization of capitalized software development costs	—	—	3,045	1,012	—
Impairment of long-lived assets	3,133	603	6,407	—	—
	25,184	29,974	47,819	19,671	4,164
Operating loss	(23,843)	(28,856)	(47,550)	(19,651)	(4,164)
Other income, net	1,257	1,815	2,267	602	175
Loss from continuing operations	$(22,586)	$(27,041)	$(45,283)	$(19,049)	$(3,989)
Discontinued Operations:
Income (loss) from discontinued operations	—	20	456	4,788	(15,831)
Gain on sale of discontinued operations	—	17,925	—	—	—
Income (loss) from discontinued operations	—	17,945	456	4,788	(15,831)
Net loss	$(22,586)	$(9,096)	$(44,827)	$(14,261)	$(19,820)
Net income (loss) per common share – basic and diluted:
Continuing Operations	$(0.42)	$(0.51)	$(0.87)	$(0.44)	$(0.11)
Discontinued Operations	—	0.34	0.01	0.11	(0.45)
Net loss per common share – basic and diluted	$(0.42)	$(0.17)	$(0.86)	$(0.33)	$(0.56)
Weighted-average number of common shares outstanding – basic and diluted	53,328	53,146	52,222	43,089	35,433
Balance Sheet Data (at end of period)
Cash and cash equivalents	$22,754	$36,641	$47,433	$37,741	$17,766
Total assets	24,877	46,367	59,281	64,217	36,294
Long-term obligations	—	—	—	3,717	—
Accumulated deficit	(1,147,215)	(1,124,629)	(1,115,533)	(1,070,706)	(1,056,445)
Total shareholders’ equity(2)	22,696	42,735	51,097	50,841	25,149

(1)	Research and development for our current business began in fiscal 2005 and accordingly is included in Continuing Operations in this presentation of selected financial data.
(2)	No dividends have been declared or paid on our common stock.

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Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The statements contained in the following discussion that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of our business. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding our future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements included in this annual report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties discussed in Item 1A. “Risk Factors” of this annual report. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors, including those set forth in this annual report.

The following discussion should be read in conjunction with our Consolidated Financial Statements and the Notes to those statements included elsewhere in the Annual Report on Form 10-K.

Overview

We provide vertical search services to trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the Web. On March 31, 2007, we agreed to sell the assets of our Enterprise Search business for $23.0 million in cash to FAST. This transaction closed on August 9, 2007 with FAST assuming certain obligations of the business and retaining certain employees serving its Enterprise Search customers. Accordingly, revenues and expenses and cash flows related to the Enterprise Search business for the periods prior to this transaction closing have been reflected as discontinued operations in the accompanying Consolidated Statements of Operations and of Cash Flows. See further discussion in Note 2, “Discontinued Operations” in the Notes to Consolidated Financial Statements.

Our principal source of revenue is provided through sales of our vertical search services to the websites of publishers of trade business and specialist publications. Our vertical search technology is a hosted application sold as a service to the publishers. We generate our revenues from contracts based on search volume or by receiving a percentage of publishers’ advertising revenues earned by the search sites. Many of our contracts with publishers contain monthly minimum fees that we are entitled to receive until website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. We can also generate revenues from hosting publisher web sites and from providing technical staff training. We offer professional services to customize publisher web sites and optimize search engines, as well as web site monetization consulting.

We use an AT&T facility to host our vertical search offering. This facility, located in Dallas, Texas, is operated under a master hosting arrangement that expires in July 2009. However, the master hosting arrangement contains an option for an extension of an additional 18 months at a moderate increase above the current contractual rate that is not reflected in the contractual obligations of this section or in Note 12 “Commitments and Contingencies.” We also maintained a hosting facility in San Diego, CA, which was vacated on January 31, 2008 in an effort to appropriately scale our hosting infrastructure. We believe that our current hosting center environment has sufficient equipment capacity and redundancy to host vertical search websites for 200 trade publications each with an average community of 40,000 users at competitive search performance levels, which is enough capacity to meet our current needs.

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Trends

As of January 31, 2009, Convera had 82 vertical search service websites with 28 separate publishers under contract. A total of 51 Convera supported websites were in production and a total of 31 vertical search websites were in development awaiting launch. As of January 31, 2008, Convera had 76 vertical search sites under contract, a total of 39 Convera supported websites were in production and a total of 37 vertical search sites were in development awaiting launch. At January 31, 2007, Convera had 3 vertical search sites under contract and in production; the first Convera vertical search service website was launched into production in November 2006.

Our strategy for fiscal 2010 continues to target the top 50 B2B publishers in the United States and United Kingdom, which have an estimated 2,000 plus relevant trade magazine titles that have the economic attributes necessary to support search-based websites. For both newly signed and current customers, our expectation is that the publishers will develop and launch vertical search-based websites in a much shorter period of time than was typical in fiscal 2009 due to the release of version 2 of our Publisher Control Panel. The tools included in this version of the Publisher Control Panel shortens the time required to launch a site from nine months to less than a month, which should translate into our receiving advertising based revenues sooner than in prior periods.

During fiscal 2009, we began offering a capacity-based pricing model for our search service to our customer base as an alternative to the advertising revenue share model we have offered since the inception of our vertical search service. The capacity-based pricing model allows the customer to pay a fixed monthly amount for search volume and/or websites indexed and stored and allows the publisher to retain revenue generated by their search site. The capacity-based pricing model has proven to be a popular alternative with our higher search volume customers and we expect the percentage of our customers on this model to grow during fiscal 2010. Under the advertising revenue share model, we earn a percentage of customer search-related advertising revenue (typically between 20% and 50% of net advertising revenues). Many of these advertising revenue share contracts also contain a monthly minimum fee to supplement the revenue share. We will receive the minimum fee for each vertical market served until our share of the website’s advertising revenues surpasses the minimum fee.

The majority of the revenues earned for fiscal years 2009 and 2008 represented contract minimum amounts for hosted services. We expect continued growth in hosted service fee revenues, as our new and renewal contracts with publishers will typically contain a minimum service fee for our vertical search services.

In fiscal 2008, we launched the Convera Ad Service (“CAS”) as an integral part of our vertical search services. CAS enables publishers to better manage the monetization of their professional communities’ search experiences and increase the effectiveness of search-based revenues on their websites. CAS can also connect the publisher websites directly with the providers of advertising inventory, increasing the opportunities for the websites to grow their advertising revenues.

In September 2008, we signed a contract with Microsoft’s advertising network which will provide us with a revenue share on all search sites that publishers deploy Microsoft Ads. This service was implemented in January 2009 and is fully integrated with CAS. We expect advertising to begin appearing on publisher sites in fiscal 2010. We are now working on other advertising partnerships to maximize the monetization potential of each and every page view on our search system.

While the addition of the new capacity-based revenue model coupled with the launch of CAS and the addition of the Microsoft Ad network to our service during fiscal 2009 offers new opportunities for our customers and Convera to increase revenue growth, the economic slowdown and recession that has been experienced over most sectors of the global economy will more than likely result in slower advertising share growth during fiscal 2010. The publishing industry overall is experiencing a downturn as a result of the recession and their investment in online technology has slowed considerably. Industry analysts and several of our customers are expecting lower ad revenues and slower online ad growth on a site by site basis. While we will attempt to counteract this trend with new publisher contracts and an overall increase in search site launches, we could experience lower revenues in the coming quarters from our revenue sharing contracts with publishers.

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In the fourth quarter of fiscal 2009, in response to the slower contracting pace, lower ad revenues and slower online ad growth we took action to reduce our operating costs. In November 2008, we streamlined our sales process and took steps to reduce the cost structure of our sales, marketing and customer service functions. This action has resulted in reducing our sales, marketing and customer service headcount by nine and led to the shut down of our U.K. sales office in January 2009. As a result of this action, the Company recorded severance expense of approximately $403,000 in the fourth quarter of fiscal year 2009. We believe that this action will allow us to continue to serve our customers effectively while substantially reducing our operating costs.

In February 2009, we further reduced our operating costs by reorganizing our engineering and hosting operations group, reducing headcount in our Carlsbad, CA facility by 23 and reducing our expense base by approximately $2.8 million on an annual basis. We incurred approximately $259,000 in severance expense related to the reduction in our engineering and operations staff which will be recorded in our first quarter of fiscal 2010. Convera has 32 employees after the completion of this action.

The combined reduction in expenses and a potential increase in revenues could result in a significant decrease in the loss from continuing operations in fiscal 2010. We will continue to evaluate our revenue growth as well as the related operating expenses and endeavor to maintain these expenses in line with anticipated fiscal 2010 revenue attainment. We will continue to pursue opportunities to expand distribution and increase revenue opportunities for our service through resellers and Ad networks. We are also actively exploring merger and acquisition opportunities with companies whose customer base, products or services are similar to or compatible with ours to accelerate our pathway to profitability.

During the quarter ended January 31, 2009 we evaluated the carrying value of the long-lived assets related to our web hosting facility for impairment in accordance with SFAS No. 144. Current projections indicate that the future cash flows utilized for impairment analysis were insufficient to recover the carrying value of the long-lived assets related to web hosting, indicating that such assets were impaired. Consequently, we recorded a $3.1 million charge to reflect the impairment of the software licenses at January 31, 2009.

With the closing of the U.K. sales office in January 2009 as well as the impending wind up of the sublease of our Montreal office space in fiscal 2010, the Company will be evaluating various alternatives for formally closing down the foreign subsidiaries out of which these offices operate. Among our options are formal or informal liquidation or leaving these entities dormant until such time that they may be needed to operate again. The Company is in the process of examining the potential issues and tax implications of each scenario. If the Company makes the decision to liquidate these foreign subsidiaries the related accumulated other comprehensive loss would be included in determining net income in the period of liquidation. If only one of the subsidiaries is liquidated only the portion of accumulated other comprehensive loss attributable to the closed subsidiary would be included in the net income calculation in the period of liquidation.

Recently Issued Accounting Standards

In December 2007, the FASB issued a revision to SFAS No. 141, “Business Combinations” (“SFAS 141R”). The objective of this Statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. This Statement will apply prospectively to any business combinations we may enter into for which the acquisition date is on or after the beginning of our first annual reporting period beginning after December 15, 2008.

Recently Adopted Accounting Standards

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements. SFAS 157 provides guidance for measuring the fair value of assets and liabilities. It requires additional disclosures related to the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. It does not require any new fair value measurements. SFAS 157 became effective for us beginning February 1, 2008 and did not have a material impact on our consolidated results of operations and financial condition.

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In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an Amendment of SFAS No. 115” (“SFAS 159”), which permits an entity to measure many financial assets and financial liabilities at fair value that are not currently required to be measured at fair value. Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with few exceptions. SFAS 159 amends previous guidance to extend the use of the fair value option to available-for-sale and held-to-maturity securities. SFAS 159 also establishes presentation and disclosure requirements to help financial statement users understand the effect of the election. SFAS 159 became effective for us beginning February 1, 2008 and the adoption did not have a material impact on our consolidated results of operations and financial condition.

Critical Accounting Policies

Our consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. For a comprehensive discussion of our significant accounting policies, see Note 1 in the accompanying consolidated financial statements included in this Form 10-K. We do not have any material ownership interest in any entities that are not wholly owned and consolidated subsidiaries. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. We base those estimates on historical experience and other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets, liabilities and equity that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We believe the following accounting policies reflect the more significant judgments and estimates used in the preparation of this discussion of our financial condition and results of operations.

Revenue Recognition

Revenue from our vertical search service offering can consist of hosted services, professional services and advertising revenue shares. Our vertical search services revenues are recognized in accordance with SEC Staff Accounting Bulletin No. 104 (SAB 104) “Revenue Recognition”. We evaluate vertical search services arrangements that have multiple deliverables, in accordance with Emerging Issues Task Force (“EITF”) Abstract Issue No. 00-21 “Revenue Arrangements with Multiple Deliverables.” Judgment is required in interpreting a revenue contract to determine the appropriate accounting for the transaction. Multiple deliverable arrangements that contain elements that do not qualify as separate units of accounting are recognized ratably over the term of the hosting arrangement. Our vertical search service contracts typically include advertising share revenue agreements, and may include monthly contract minimum service fees. Monthly contract minimums and other hosting fees or set-up fees are recognized ratably over the term of the hosting agreement. Advertising share revenues are recognized when earned under the provisions of the hosting agreement. Revenue from training and professional services is recognized when the services are performed. In addition, in all cases, to recognize revenue we need to assess whether the price is fixed and determinable, whether persuasive evidence of an arrangement exists, whether the service has been delivered and whether collection of the receivable is reasonably assured.

Provision for Doubtful Accounts

A considerable amount of judgment is required in assessing the ultimate realization of individual accounts receivable balances and determining whether a provision for doubtful accounts is warranted. Our determination is based on an analysis of our historical collection experience and our portfolio of customers taking into consideration the general economic environment as well as the industry in which we operate. To the extent we do not recognize deterioration in our customers’ financial condition in the period it occurs, or to the extent we do not accurately estimate our customers’ ability to pay, the amount of bad debt expense recognized in a given reporting period will be impacted. At January 31, 2009, we determined that a provision for estimated losses resulting from the inability of our customers to make the required payments of $165,000 was required. No provision for doubtful accounts was required at January 31, 2008.

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Impairment of Long-Lived Assets

We evaluate all of our long-lived assets for impairment in accordance with the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 requires that we review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. This review requires significant judgments both in assessing events and circumstances as well as estimating future cash flows. Should events indicate that any of our assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value of the impaired asset and the impairment will be recorded in earnings during the period of such impairment. The determination of fair value is inherently an estimate and requires significant judgment. See Note 3, “Impairment of Long-Lived Assets” in the accompanying consolidated financial statements included in this Form 10-K for information about the impairment charges we have taken.

Software Development Costs

Our software development costs are accounted for in accordance with AICPA Statement of Position 98-1 (SOP98-1) “Accounting for the Cost of Computer Software Developed or Obtained for Internal Use”. We expense costs incurred in the preliminary project stage and, thereafter, we capitalize permitted costs incurred in the development or acquisition of internal use software. Certain costs such as research and development, maintenance and training are expensed as incurred. Amortization of the capitalized costs is performed on a straight-line basis over the estimated use life of the asset. No software development costs have been capitalized in fiscal year 2009.

Accounting for Income Taxes

We follow Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS 109”). Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax laws and tax rates in each jurisdiction where we operate, and applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. We calculate estimated income taxes in each of the jurisdictions in which we operate. This process involves estimating actual current tax expense along with assessing temporary differences resulting from differing treatment of items for both book and tax purposes.

We record a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. Realization of the deferred tax assets is principally dependent upon the achievement of projected future taxable income. If the estimates and related assumptions change in the future we may be required to adjust our valuation allowance against our deferred tax assets, resulting in a benefit or a charge to income in the period such determination is made. As of January 31, 2009, we have recorded a full valuation allowance against the net deferred tax asset.

We adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), on February 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109. FIN 48 also prescribes a recognition threshold and measurement standard for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. We previously recognized income tax positions based on management’s estimate of whether it was reasonably possible that a liability had been incurred for unrecognized tax benefits by applying SFAS No. 5, Accounting for Contingencies. The provisions of FIN 48 became effective for the Company on February 1, 2007.

Significant judgment is required in evaluation our uncertain tax positions and determining the valuation allowance applied to deferred tax assets. We have concluded that there are no uncertain tax positions requiring recognition in our consolidated financial statements.

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Stock-Based Compensation

On February 1, 2006, we adopted the provisions of and accounted for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), that addresses the accounting for stock-based compensation. SFAS 123(R) requires that stock based compensation be accounted for using a fair value based method. We use the Black-Scholes-Merton (“Black–Scholes”) option pricing model to determine the fair value of stock-based awards under SFAS 123(R). We are required to make significant judgments and estimates in the application of SFAS 123(R), in particular with regards to forfeiture rates, volatility and expected life assumptions. If any of the assumptions used in the Black-Scholes model change, stock based compensation expense could differ materially in the future from that recorded in the current period.

Results of Operations

For the fiscal year ended January 31, 2009, total revenues from continuing operations were $1.3 million, as compared to revenues of $1.1 million in fiscal year 2008. The loss from continuing operation for fiscal 2009 was $22.6 million or $(0.42) per common share, compared to a loss from continuing operations of $27.0 million or $(0.51) per common share in fiscal year 2008. The net loss for fiscal 2009 was $22.6 million or $(0.42) as compared to a net loss of $9.1 million or $(0.17) per common share in fiscal year 2008. The net loss for fiscal 2008 includes a $17.9 million gain from the sale of discontinued operations or $0.34 per share.

For the fiscal year ended January 31, 2007, total revenues from continuing operations were $0.3 million. The loss from continuing operations for fiscal 2007 was $45.3 million, or $(0.87) per common share. Income from discontinued operations was $0.5 million, or $0.01 per common share in fiscal 2007. The net loss for fiscal 2007 was $44.8 million or $(0.86) per common share.

The following charts summarize the components of revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for each of the three fiscal years in the period ended January 31, 2009 (dollars in thousands):

	Components of Revenue and Expenses						Increase (Decrease)
	Fiscal Years Ended January 31,						From 2009 to 2008	From 2008 to 2007
	2009		2008		2007
	$	%	$	%	$	%	%	%
Continuing Operations:
Revenue	$1,341	100%	$1,118	100%	$269	100%	20%	316%
Expenses:
Cost of revenues	7,003	522%	9,660	864%	8,138	3025%	-28%	19%
Sales and marketing	3,340	249%	3,880	347%	4,386	1630%	-14%	-12%
Research and product development	4,668	348%	4,652	416%	11,010	4093%	0%	-58%
General and administrative	7,040	525%	11,179	1000%	14,833	5514%	-37%	-25%
Amortization of capitalized software development costs	—	0%	—	0%	3,045	1132%	0%	-100%
Impairment of long-lived assets	3,133	234%	603	54%	6,407	2382%	420%	-91%
Total operating expenses	25,184	1878%	29,974	2681%	47,819	17776%	-16%	-37%
Operating loss	(23,843)		(28,856)		(47,550)
Other income, net	1,257		1,815		2,267		-31%	-20%
Loss before taxes	(22,586)		(27,041)		(45,283)		-16%	-40%
Income tax benefit	—		—		—		0%	0%
Loss from continuing Operations	(22,586)		(27,041)		(45,283)		-16%	-40%
Discontinued Operations:
Income from discontinued operations	—		20		456		-100%	-96%
Gain on sale on disposal of discontinued operations	—		17,925		—		-100%	0%
Income from discontinued operations	—		17,945		456		-100%	3835%
Net loss	$(22,586)		$(9,096)		$(44,827)		148%	-80%

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Continuing Operations:

Revenues

Hosted services revenue from our vertical search services offering for the year ended January 31, 2009 increased by 20% to $1.3 million from $1.1 million for the year ended January 31, 2008. This increase is due to an overall increase in the number of customers served and the vertical search sites in production. During fiscal year 2009 there were 22 of the sites in production generating revenue, compared to 11 revenue generating sites in fiscal year 2008.

As of January 31, 2009, there were a total of 51 Convera supported websites in production compared to 39 such sites at January 31, 2008. Revenue from international operations is generated from publishers located primarily in the United Kingdom. International revenues were $1.0 million in the year ended January 31, 2009 and were $1.0 million in the year ended January 31, 2008.

Two customers accounted for a total of 66% of the revenues generated in the year ended January 31, 2009, accounting for 47% and 19%, respectively. One customer accounted for 82% of total revenue during the year ended January 31, 2008. Three customers accounted for 53%, 29% and 17%, respectively of total revenue for the year ended January 31, 2007.

Operating Expenses:

Cost of Revenues

Our hosted services cost of revenue decreased 28% to $7.0 million for the year ended January 31, 2009 from $9.7 million for the year ended January 31, 2008. This decrease includes a $1.8 million decrease in hosting costs due to the termination of the agreement with AT&T for the San Diego hosting center in January 2008, a $1.1 million decrease in compensation expenses resulting from the restructuring actions undertaken in fiscal 2008 and $0.2 million decrease in consulting expense due to lower foreign language translation requirements in fiscal 2009. These decreases were offset, in part, by a $0.4 million increase in depreciation and software maintenance costs related to software licenses acquired and placed into service after January 31, 2008. Cost of revenues increased 19% to $9.7 million at January 31, 2008 from the prior fiscal year, due principally to increased personnel related costs due to the formation of the publisher services implementation team. Cost of revenue headcount decreased to an average of 17 for the year ended January 31, 2009 from an average of 23 for the year ended January 31, 2008.

Sales & Marketing

Sales and marketing expense decreased 14% to $3.3 million for the year ended January 31, 2009 from $3.9 million for the year ended January 31, 2008. The decrease in sales and marketing expense includes a $0.4 million decrease in marketing program costs, a $0.3 million decrease in sales commission levels due to changes in the commission plan and a $0.2 million decrease in facility costs stemming from a downsizing of the U.K. office facility in early fiscal 2009. Fiscal year 2008 expenses were reduced $0.5 million as a result of the deterioration of the dollar to pound exchange rate during the fiscal year. Sales and marketing expenses decreased 12% to $3.9 million for the year ended January 31, 2008 from the prior fiscal year due to decreased marketing program costs. Sales and marketing head count decreased to an average of eight for the year ended January 31, 2009 from an average of twelve for the year ended January 31, 2008.

Research and Development

Research and product development costs remained level at $4.7 million for the years ended January 31, 2009 and 2008. Research and development costs for fiscal 2009 include a $0.4 million increase in personnel related costs, and a $0.3 million increase in stock compensation expense, offset in part by a $0.3 million decrease in facilities cost stemming from the restructuring actions taken in 2008 and a $0.2 million decrease in consultant costs due to reduced language translation requirements in fiscal 2009. Research and product development costs decreased 58% to $4.7 million for the year ended January 31, 2008 from the prior fiscal year due to decreased personnel related costs stemming from restructuring actions taken throughout fiscal 2008. Research and development headcount decreased to an average of 23 for the first year of fiscal 2009 from an average of 25 for the year ended January 31, 2008.

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General and Administrative

General and administrative expense decreased 37% to $7.0 million for the year ended January 31, 2009 from $11.2 million for the year ended January 31, 2008. The decrease includes a $2.1 million reduction in third-party legal fees related to the settlement of lawsuits in fiscal 2008 as well as a $0.7 million reduction in costs related to a settlement fee paid to DSMCi in fiscal 2008. Additionally, consulting expenses decreased $0.3 million, accounting fees were reduced $0.7 million and there was a $0.8 million decrease in compensation costs resulting from lower staffing levels, offset by a $0.7 million increase in stock compensation expense. General and administrative expenses decreased 25% to $11.2 million for the year ended January 31, 2008 from the prior fiscal year due principally to lower staffing levels stemming from restructuring actions taken during fiscal 2008. General and administrative headcount decreased to an average of 16 in fiscal 2009 from an average of 23 for the year ended January 31, 2008.

Impairment of long lived assets

During the quarter ended January 31, 2009, an analysis of our Ad server and related hosting group identified several asset impairment indicators. These indicators included failure to achieve forecasted operating results, the lack of significant new contracts and the general economic downturn that has slowed investment in online publishing. These conditions and events indicated that the carrying value of this asset group, consisting primarily of network hosting equipment and related software, may not be recoverable. Accordingly, we completed an impairment test in accordance with our accounting policy for this asset group, which resulted in an impairment charge of $3.1 million. To determine the amount of the impairment charge, we were required to make estimates of the fair value of the assets in this group, and these estimates were based on the use of the income approach to determine the fair value of the software and a third party appraisal for the equipment.

Other income

Other income decreased to $1.3 million for the year ended January 31, 2009 from $1.8 million in the comparable period of the prior fiscal year due principally to the combined effects of a lower average cash balance and lower interest rates. Other income for the year ended January 31, 2009 includes $0.7 million earned from satisfying an obligation for the delivery of a discontinued product to a US government customer and $0.5 million of interest income. Other income for the year ended January 31, 2008 consisted entirely of interest income.

Discontinued operations

Discontinued operations for the year ended January 31, 2008 included income of $17.9 million from the net gain on the sale of the RetrievalWare enterprise search business. The sale of RetrievalWare was completed in August 2007 and there was no business activity or operating results from discontinued operations during the year ended January 31, 2008. Discontinued operations for the year ended January 31, 2007 included $0.5 million of income generated by the RetrievalWare enterprise search business.

Contractual Obligations

We are obligated under certain contractual arrangements to make future payments for goods and services. These contractual obligations secure the future rights to various assets and services to be used in the normal course of operations. For example, we are contractually committed to make certain minimum lease payments for the use of property under operating lease agreements. In accordance with applicable accounting rules, the future rights and obligations pertaining to firm commitments such as operating lease obligations and certain purchase obligations under contracts are not reflected as assets or liabilities on the accompanying consolidated balance sheets.

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As of January 31, 2009, we had the following contractual obligations associated with our lease commitments, and other contractual obligations for the periods indicated below:

	Payments Due by Fiscal Period (In Thousands)
Contractual Obligations	Total	2010	2011 – 2012
Operating leases	$1,222	$1,138	$84
Other contractual obligations	1,032	1,032	—
Total	$2,254	$2,170	$84
•	Operating lease obligations — represents the minimum lease rental payments under non-cancelable leases, primarily for our office space and operating equipment in various locations around the world.
•	Other contractual obligations — represents the principal amounts due on outstanding contractual obligations relating to our hosting agreements with AT&T for our vertical search product. In January 2008, we exercised our right to terminate the contract for the San Diego hosting facility (see further discussion in Note 3 of the consolidated financial statements). The Other contractual obligations balance includes the termination obligation due for the San Diego hosting facility of approximately $0.7 million, as well as 100% of the contractual obligation for the Dallas hosting facility (expiring July 2009), although that agreement is cancelable for a payment of 50% of the remaining balance at the time of cancellation. We also have the option for an extension of an additional 18 months at a slight increase above the current contractual rate that is not reflected in other contractual obligations.

Liquidity and Capital Resources

Our balance of cash and cash equivalents at January 31, 2009 as compared to January 31, 2008 is summarized below (in thousands).

	January 31, 2009	January 31, 2008	Change
Cash and cash equivalents	$22,754	$36,641	$(13,887)

At January 31, 2009, our principal source of liquidity was cash and cash equivalents of $22.8 million.

Operating activities of continuing operations consumed $15.6 million in cash in fiscal 2009. The primary use of cash from operating activities was the net loss from continuing operations of $22.6 million. The net loss was reduced for non-cash expenses represented by depreciation and amortization expense of $2.7 million, stock-based compensation of $2.9 million and an impairment charge of $3.1 million. The $2.5 million increase in stock-based compensation expense between fiscal 2009 and 2008 is the result of lower stock based compensation expense in fiscal 2008 stemming from the recognition of a cumulative catch up credit generated by the forfeiture of stock options from employees terminated as a result of the fiscal 2008 restructuring actions. The $3.1 million impairment charge recognized in fiscal 2009 was mainly related to certain acquired software used in our vertical search business. We recorded a $0.6 million impairment charge in fiscal 2008 due to hosting equipment rendered idle in the termination of our hosting arrangement for the San Diego facility.

An increase in accounts receivables decreased operating cash flow by of $0.8 million in fiscal 2009. We experienced aging in accounts receivable due to slower paying publishers in fiscal 2009; the increase in accounts receivable is reflective of customers taking longer to pay their invoices due to the slower overall economy. We established a reserve of $165,000 at January 31, 2009 based on an analysis of the recoverability of the accounts of several slow paying customers. If these accounts ultimately become partially or completely uncollectible all or part of these accounts may have to be written off as bad debts. A decrease in accounts payable and accrued expenses reduced operational cash flow by $0.7 million in fiscal 2009. The reduction in accounts payable and accrued expenses is a consequence of the restructuring and realignment actions taken to reduce operating costs. Deferred revenue decreased $0.6 million in fiscal 2009 reducing operational cash flow. The cash underlying the deferred revenue had been received in a prior period; the revenue was recognized during fiscal 2009 in accordance with the terms of the customer contract. Net cash of $1.7 million was provided by discontinued operations in fiscal 2008.

24

Our investing activities provided $2.0 million in cash during fiscal 2009. Proceeds of $4.0 million were collected in the finalization and release of the funds held in escrow for the sale of the RetrievalWare Enterprise Search Business to FAST in August 2008, offset in part by our payment during the first quarter of fiscal 2009 of a $1.0 million working capital adjustment related to the sale of the RetrievalWare Enterprise Search business. Purchases of equipment totaling $1.1 million in fiscal 2009 were partially offset by the proceeds from the sale of assets of $0.1 million. Investing activities provided $12.1 million in cash in fiscal 2008. The sale of the Enterprise Search business provided $16.4 million, net of expense directly related to the transaction. This was offset by $4.3 million used in purchases of equipment and leasehold improvements. Investing activities of discontinued operations used $4,000 in fiscal 2008.

Financing activities used $28,000 for fiscal 2009 related to the repurchase of shares upon completion of a deferred stock agreement with a senior officer of the company in January 2009. The issuance of common stock related to the exercise of employee stock options and deferred stock arrangements provided a net of $0.6 million in fiscal 2008.

In fiscal 2007 the Enterprise Search business provided $16.4 million, or 98% of our $16.7 million total revenue. The closing of the sale of the Enterprise Search business has reduced our revenue base in the short term and has continued our trend of operating losses and uses of cash until the revenue base for the vertical search business grows sufficiently to support the underlying expense base. These factors as well as the economic slowdown and recession that have been experienced over most sectors of the global economy may result in slower advertising share growth during fiscal 2010. Industry analysts and several of our customers are expecting lower ad revenues and slower online ad growth on a site by site basis. While we will attempt to counteract this trend with new publisher contracts and an overall increase in search site launches, we could experience lower revenues in the coming quarters from our revenue sharing contracts with publishers.

We have also taken action in view of these trends to reduce our operating costs. In November 2008, we introduced the self service capabilities to our Publisher Control Panel. The introduction of these features and roll out allowed us to reduce the cost structure of our sales, marketing and customer service functions. This streamlining action has resulted in reducing our sales, marketing and customer service headcount by nine and led to the shut down of our U.K. sales office in January 2009. In February 2009, as a reaction to the slower contracting pace, lower ad revenues and slower online ad growth, we reduced the costs of our hosting and engineering group, reducing our headcount by 23 as well as our expense base. These reductions will allow us to align our cost structure with the expectations of slower revenue growth. We believe that this streamlining action will allow us to continue to serve our customers effectively while substantially reducing our operating costs.

We believe that we have sufficient resources to fund operations for at least the next twelve months.

Inflation

We believe that inflation has not had a material impact on the results of our operations to date.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

Our market risk is principally confined to changes in foreign currency exchange rates and potentially adverse effects of differing tax structures. International revenues from CTIL, our foreign sales subsidiary located in the United Kingdom until its closure in January 2009, were approximately 76% of total revenues in fiscal year 2009. International sales have been made predominantly from our U.K. subsidiary and are typically denominated in British pounds. As of January 31, 2009, approximately 71% of total consolidated accounts receivable were denominated in British pounds. The majority of these receivables are due within 90 days of the end of fiscal year 2009, and all receivables are due within one year. Additionally, we are exposed to potential foreign currency gains or losses resulting from intercompany accounts that are not of a long-term nature. We are also exposed to foreign exchange rate fluctuations as the financial results of CTIL are translated into US dollars in consolidation. As exchange rates vary, those results when translated may vary from expectations and adversely impact overall expected profitability.

As of January 31, 2009, approximately 3% of our cash and cash equivalents were denominated in British pounds, EUROs and Canadian dollars, respectively. Cash equivalents consist of funds deposited in money market accounts with original maturities of three months or less. We also have certificates of deposit of

25

$76,000 and $450,000 included in Other assets which are pledged to collateralize letters of credit required for leased facilities. Given the relatively short maturity periods of these cash equivalents, the cost of these investments approximates their fair values and our exposure to fluctuations in interest rates is limited.

Item 8. Financial Statements and Supplementary Data

Financial statements and supplementary data are submitted as a separate section of this Form 10-K.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A(T). Controls and Procedures

(a) Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Rule 13a-15(f) under the Exchange Act, as amended, and for assessing the effectiveness of internal control over financial reporting. Our management, with the participation of our Chief Executive Officer, who is our principal executive officer and our Chief Financial Officer, who is our principal accounting officer, conducted an evaluation of the effectiveness of our internal control over financial reporting as of January 31, 2009. In making this assessment, our management used the criteria established in Internal Control — Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management has concluded that we maintained effective internal control over financial reporting as of January 31, 2009, based on the criteria established in COSO’s Internal Control —  Integrated Framework.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

(b) Changes in Internal Control Over Financial Reporting

There was no change in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the quarter ended January 31, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

(c) Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and determined that our disclosure controls and procedures were effective as of January 31, 2009. The evaluation considered the procedures designed to ensure that information required to be disclosed by us in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and communicated to our management as appropriate to allow timely decisions regarding required disclosure.

(d) Inherent Limitations of Disclosure Controls and Internal Control Over Financial Reporting

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to risks that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Item 9B. Other Information

Not applicable.

26

PART III

Item 10. Directors, Executive Officers and Corporate Governance

The information required for this Item will be included in our definitive Proxy Statement for the 2009 Annual Meeting of Shareholders to be filed with the Securities and Exchange Commission no later than 120 days after January 31, 2009, which information is incorporated in this report by reference.

Item 11. Executive Compensation

The information required for this Item will be included in our definitive Proxy Statement for the 2009 Annual Meeting of Shareholders to be filed with the Securities and Exchange Commission no later than 120 days after January 31, 2009, which information is incorporated in this report by reference.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The information required for this Item will be included in our definitive Proxy Statement for the 2009 Annual Meeting of Shareholders to be filed with the Securities and Exchange Commission no later than 120 days after January 31, 2009, which information is incorporated in this report by reference.

Item 13. Certain Relationships and Related Transactions, and Director Independence

The information required for this Item will be included in our definitive Proxy Statement for the 2009 Annual Meeting of Shareholders to be filed with the Securities and Exchange Commission no later than 120 days after January 31, 2009, which information is incorporated in this report by reference.

Item 14. Principal Accounting Fees and Services

The information required for this Item will be included in our definitive Proxy Statement for the 2009 Annual Meeting of Shareholders to be filed with the Securities and Exchange Commission no later than 120 days after January 31, 2009, which information is incorporated in this report by reference.

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PART IV

Item 15. Exhibits, Financial Statement Schedules

(a)	Documents filed as part of Form 10-K
1.	Financial Statements:

The following financial statements of Convera Corporation are submitted in a separate section pursuant to the requirements of Form 10-K, Part I, Item 8:

Index to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets
Consolidated Statements of Operations and Comprehensive Loss
Consolidated Statements of Shareholders’ Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

2.	Schedules Supporting Financial Statements:

All schedules are omitted because they are not required, are inapplicable, or the information is otherwise shown in the consolidated financial statements or notes to the consolidated financial statements.

3.	Exhibits:

See Exhibit Index on the following page.

28

Exhibit Index

Exhibit No.	Exhibit Title	Incorporated by Reference from the Following Documents
3.1	Amended and Restated Certificate of Incorporation of Convera	Form S-4 (Registration No. 333-50172), November 17, 2000
3.2	By-laws of Convera (Amended and Restated)	Filed Herewith
3.3	Amendment to By-Laws	Form 10-K, March 31, 2006
10.1	1995 Incentive Plan, dated November 1995	Filed Herewith
10.2	Convera 2000 Stock Option Plan (Amended and Restated)	Filed Herewith
10.3	Office Lease (1808 Aston Avenue, Carlsbad, California) commencing November 1, 2001	Filed Herewith
10.4	Amended and Restated Convera Corporation 1996 Employee Stock Purchase Plan	Filed Herewith
10.5	AT&T Master Agreement dated August 24, 2004	Form 10-K, April 1, 2005
10.6	Office Sublease (Sublandlord – MWH Americas, 6760 Alexander Bell Drive, Columbia Maryland) commencing June 1, 2005	Form 10-K, March 31, 2006
10.7	Office Lease (6760 Alexander Bell Drive, Columbia Maryland) commencing August 20, 2005	Form 10-K, March 31, 2006
10.8	Employment Agreement with Patrick C. Condo dated October 24, 2005	Form 10-K, March 31, 2006
10.9	Office Lease Amendment (1808 Aston Avenue, Carlsbad, California) commencing January 17, 2007	Form 10-K, May 1, 2007
10.10	Employment Agreement with Matthew Jones, dated December 6, 2006	Form 10-K, May 1, 2007
10.11	Amended and Restated Asset Purchase Agreement with FAST Search and Transfer Inc., effective August 9, 2007	Form 8-K, August 15, 2007
10.12	Office Lease Amendment (1921 Gallows Road, Vienna Virginia) commencing January 1, 2008	Form 10-K, April 2, 2008
10.13	Office Centre Service Agreement (Venture House, Arlington Square, Downshire Way, Bracknell, United Kingdom), commencing March 1, 2008	Form 10-K, April 2, 2008
21.1	Subsidiaries of Convera	Form 10-K, April 30, 2004
23.1	Consent of Independent Registered Public Accounting Firm	Filed Herewith
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a)/15d-14(a)	Filed Herewith
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a)/15d-14(a)	Filed Herewith
32.1	Certification of Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	Filed Herewith
32.2	Certification of Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	Filed Herewith

29

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONVERA CORPORATION
By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer
Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Patrick C. Condo Patrick C. Condo	President, Chief Executive Officer and Director (Principal Executive Officer)	March 31, 2009
/s/ Matthew G. Jones Matthew G. Jones	Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)	March 31, 2009
/s/ Ronald J. Whittier Ronald J. Whittier	Director	March 31, 2009
/s/ Herbert A. Allen Herbert A. Allen	Director	March 31, 2009
/s/ Herbert A. Allen, III Herbert A. Allen, III	Director	March 31, 2009
/s/ John C. Botts John C. Botts	Director	March 31, 2009
/s/ Eli S. Jacobs Eli S. Jacobs	Director	March 31, 2009
/s/ Ajay Menon Ajay Menon	Director	March 31, 2009
/s/ Carl J. Rickertson Carl J. Rickertson	Director	March 31, 2009
/s/ Jeffrey White Jeffrey White	Director	March 31, 2009
/s/ Alexander F. Parker Alexander F. Parker	Director	March 31, 2009

30

31

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Convera Corporation

We have audited the accompanying consolidated balance sheets of Convera Corporation (the Company) as of January 31, 2009 and 2008, and the related consolidated statements of operations and comprehensive loss, changes in shareholders’ equity, and cash flows for each of the three years in the period ended January 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Convera Corporation at January 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended January 31, 2009, in conformity with US generally accepted accounting principles.

/s/ Ernst & Young LLP
McLean, Virginia
March 27, 2009

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	January 31, 2009	January 31, 2008
ASSETS
Current Assets:
Cash and cash equivalents	$22,754	$36,641
Accounts receivable, net of allowance for doubtful accounts of $165 and $0, respectively	620	182
Escrow, prepaid expenses and other	447	4,002
Total current assets	23,821	40,825
Equipment and leasehold improvements, net of accumulated depreciation of $9,672 and $11,535, respectively	460	4,913
Other assets	596	629
Total assets	$24,877	$46,367
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$502	$699
Accrued expenses	1,675	2,282
Deferred revenues	4	651
Total liabilities	2,181	3,632
Commitments and Contingencies	—	—
Shareholders’ Equity:
Common stock Class A, $0.01 par value, 100,000,000 shares authorized; 54,157,738 and 53,947,749 shares issued, respectively; 53,501,183 and 53,291,194 shares outstanding, respectively	540	538
Treasury stock at cost, 656,555 and 656,555 shares, respectively	(1,517)	(1,517)
Additional paid-in-capital	1,172,965	1,170,128
Accumulated deficit	(1,147,215)	(1,124,629)
Accumulated other comprehensive loss	(2,077)	(1,785)
Total shareholders’ equity	22,696	42,735
Total liabilities and shareholders’ equity	$24,877	$46,367

See accompanying notes.

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except share and per share data)

	For the Fiscal Years Ended January 31,
	2009	2008	2007
Revenues:
Hosted services	$1,341	$1,118	$269
Expenses:
Cost of revenues	7,003	9,660	8,138
Sales and marketing	3,340	3,880	4,386
Research and product development	4,668	4,652	11,010
General and administrative	7,040	11,179	14,833
Amortization of capitalized software development costs	—	—	3,045
Impairment of capitalized software development costs, software and equipment	3,133	603	6,407
Total operating expenses	25,184	29,974	47,819
Operating loss	(23,843)	(28,856)	(47,550)
Other income, net	1,257	1,815	2,267
Loss from continuing operations	(22,586)	(27,041)	(45,283)
Income (loss) from discontinued operations, net of tax benefit of $0, $241 and $0, respectively	—	20	456
Gain from sale of discontinued RetrievalWare operations	—	17,925	—
Income from discontinued operations	—	17,945	456
Net loss	$(22,586)	$(9,096)	$(44,827)
Basic and diluted net income (loss) per common share:
Continuing operations	$(0.42)	$(0.51)	$(0.87)
Discontinued operations	—	0.34	0.01
Basic and diluted net loss per common share	$(0.42)	$(0.17)	$(0.86)
Weighted-average number of common shares outstanding – Basic and diluted	53,328,029	53,145,955	52,221,644
Comprehensive loss:
Net loss	$(22,586)	$(9,096)	$(44,827)
Foreign currency translation adjustment	(292)	(490)	145
Comprehensive loss	$(22,878)	$(9,586)	$(44,682)

See accompanying notes.

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

(in thousands, except share data)

	Common Stock		Treasury Stock		Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total
	Shares	Amount	Shares	Amount
Balance, January 31, 2006	47,803,186	477	(674,353)	(1,558)	1,124,068	(1,070,706)	(1,440)	50,841
Private placement	5,103,333	51	—	—	36,693	—	—	36,744
Issuance of common stock upon exercise of options	461,455	5	—	—	1,645	—	—	1,650
Issuance of treasury stock for Employee Stock Purchase Plan	—	—	17,798	41	71	—	—	112
Stock-based compensation	101,325	1	—	—	6,431	—	—	6,432
Foreign currency translation adjustment	—	—	—	—	—	—	145	145
Net loss	—	—	—	—	—	(44,827)	—	(44,827)
Balance, January 31, 2007	53,469,299	534	(656,555)	(1,517)	1,168,908	(1,115,533)	(1,295)	51,097
Issuance of common stock upon exercise of options	337,125	3	—	—	817	—	—	820
Stock-based compensation	141,325	1	—	—	403	—	—	404
Foreign currency translation adjustment	—	—	—	—	—	—	(490)	(490)
Net loss	—	—	—	—	—	(9,096)	—	(9,096)
Balance, January 31, 2008	53,947,749	$538	(656,555)	$(1,517)	$1,170,128	$(1,124,629)	$(1,785)	$42,735
Stock-based compensation	209,989	2	—	—	2,837	—	—	2,839
Foreign currency translation adjustment	—	—	—	—	—	—	(292)	(292)
Net loss	—	—	—	—	—	(22,586)	—	(22,586)
Balance, January 31, 2009	54,157,738	$540	(656,555)	$(1,517)	$1,172,965	$(1,147,215)	$(2,077)	$22,696

See accompanying notes.

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Year Ended January 31,
	2009	2008	2007
Cash Flows from Operating Activities:
Loss from continuing operations	$(22,586)	$(27,041)	$(45,283)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities from continuing operations:
Depreciation and amortization	2,688	2,611	6,685
Provision for doubtful accounts	195	—	—
Stock-based compensation	2,867	425	5,967
Gain on disposal of assets	(7)	—	—
Impairment of capitalized software development costs, software and equipment	3,133	603	6,407
Changes in operating assets and liabilities:
Restricted cash	—	71	—
Accounts receivable	(779)	(9)	(170)
Prepaid expenses and other assets	163	(141)	569
Accounts payable and accrued expenses	(688)	(1,166)	814
Deferred revenues	(633)	(10)	609
Net cash used in operating activities from continuing operations	(15,647)	(24,657)	(24,402)
Net cash provided by operating activities from discontinued operations	—	1,672	1,323
Net cash used in operating activities	(15,647)	(22,985)	(23,079)
Cash Flows from Investing Activities:
Proceeds from the sale of RetrievalWare business, net of direct costs	—	16,419	—
Proceeds from escrow receivable related to sale of RetrievalWare business	4,000	—	—
Payments of working capital adjustment related to sale of RetrievalWare business	(968)	—	—
Purchases of equipment and leasehold improvements	(1,112)	(4,347)	(136)
Proceeds from disposal of assets	63	—	—
Net cash provided by (used in) investing activities from continuing operations	1,983	12,072	(136)
Net cash used in investing activities from discontinued operations	—	(4)	(306)
Net cash provided by (used in) investing activities	1,983	12,068	(442)
Cash Flows from Financing Activities:
Proceeds from the private placement of stock, net	—	—	36,744
Proceeds from the exercise of stock options	—	820	1,650
Net payments from the issuance of common stock	(28)	(197)	(253)
Repayment of long-term debt	—	—	(5,000)
Net cash (used in) provided by financing activities	(28)	623	33,141
Effect of Exchange Rate Changes on Cash	(195)	(498)	72
Net (Decrease) Increase in Cash and Cash Equivalents	(13,887)	(10,792)	9,692
Cash and Cash Equivalents, beginning of period	36,641	47,433	37,741
Cash and Cash Equivalents, end of period	$22,754	$36,641	$47,433

See accompanying notes.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(1) CONVERA CORPORATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Convera Corporation (“Convera,” “us,” “our” or “we”) provides vertical search services to the websites of trade publishers. We also offer web site hosting and vertical search related professional services and training to publishers. Convera was established through the combination on December 21, 2000 of the former Excalibur Technologies Corporation (“Excalibur”) and Intel Corporation’s (“Intel”) Interactive Media Services (“IMS”) division (the “Combination”).

In the third quarter of fiscal 2008, we completed the sale of our RetrievalWare Enterprise Search Business (“Enterprise Search”) to Fast Search & Transfer (“FAST”). FAST acquired the assets of the Enterprise Search business, assumed certain obligations of the business and retained certain of the employees serving its Enterprise Search customers. Prior to the FAST transaction, we were operating under two reportable segments: Enterprise Search and vertical search (previously entitled our Excalibur web hosting product). Concurrent with the completion of the FAST Transaction, the remaining vertical search business is reported as a single segment. The operations of the Enterprise Search business have been reflected as discontinued operations in the accompanying Consolidated Statements of Operations and of Cash Flows for the fiscal years ended January 31, 2008 and 2007. See further discussion in Note 2, “Discontinued Operations”.

As of January 31, 2009 and January 31, 2008, Allen Holding, Inc., together with Allen & Company Incorporated, Herbert A. Allen and certain related parties (collectively “Allen & Company”) beneficially owned approximately 42% of the voting power of Convera and held two seats and three seats, respectively, on the Board of Directors.

Principles of Consolidation

The consolidated financial statements include the accounts of Convera Corporation and its wholly owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues, expenses and contingent assets and liabilities. We base those estimates on historical experience and other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets, liabilities and equity that are not readily apparent from other sources. Actual results could differ from those estimates.

Reclassifications

Certain amounts presented in the prior year’s financial statements have been reclassified to conform to the fiscal year 2009 presentation.

Revenue Recognition

Revenue from our vertical search service offering can consist of hosted services, professional services and advertising revenue shares.

Our vertical search services revenues are recognized in accordance with SEC Staff Accounting Bulletin No. 104 (SAB 104) “Revenue Recognition.” We evaluate vertical search services arrangements that have multiple deliverables, in accordance with as Emerging Issues Task Force (“EITF”) Abstract Issue No. 00-21 “Revenue Arrangements with Multiple Deliverables.” Revenue is recognized when the services have been performed, the price is fixed and determinable, persuasive evidence of an arrangement exists and collection of the resulting receivable is reasonably assured. Multiple deliverable arrangements that contain elements that do not qualify as separate units of accounting are recognized ratably over the term of the hosting arrangement.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(1) CONVERA CORPORATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Our contracts entitle us to receive either: (1) a percentage of the advertising revenue generated by the customer search site (“ad share revenue”) or, (2) fees based on the search volume consumed by the customer (“search volume revenue”). The majority of our current contracts are ad share arrangements that entitle us to receive a percentage of customer search-related advertising revenue earned (typically between 20% and 50% of net advertising revenues). Many of these ad share contracts also contain monthly minimum service fees that we continue to receive until monthly website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. Search volume contracts entitle us to receive fees based on the search volume consumed by the customer. These arrangements typically include a fixed monthly minimum fee based on the contracted search volume the customer expects to consume on a monthly basis. We are entitled to receive additional fees from customers whose monthly search volumes exceed the contracted amounts. Contract minimums, including both ad share and search volume contract minimums, and other hosting fees or set-up fees are recognized ratably over the term of the vertical search service agreement. Advertising share and search volume revenues in excess of these minimums are recognized when earned under the provisions of the vertical search services agreement.

Revenues from training and professional services are recognized when the services are performed, provided they qualify as separate units of accounting.

Deferred revenue is recorded when payments are received in advance of our performance in the underlying agreements.

Stock-based Compensation

On February 1, 2006, we adopted the provisions of and accounted for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), that addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for either: (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS 123(R). SFAS 123(R) eliminates the ability to account for stock-based compensation transactions using the intrinsic method under Accounting Principal Board Opinion No. 25 (“APB25”) Accounting for Stock Issued to Employees, and instead requires that such transactions be accounted for using a fair value based method.

We elected the modified-prospective transition method as permitted by SFAS 123(R). In accordance with the modified-prospective transition method, stock-based compensation expense was recorded for all new grants and for the unvested portion of grants that were outstanding and unvested and ultimately expected to vest as the requisite service is rendered beginning on February 1, 2006, the first day of our fiscal year 2007.

Research and Product Development Costs

Our software development costs are accounted for in accordance with AICPA Statement of Position 98-1 (SOP98-1) “Accounting for the Cost of Computer Software Developed or Obtained for Internal Use”. We expense costs incurred in the preliminary project stage and, thereafter, we capitalize permitted costs incurred in the development or acquisition of internal use software. Certain costs such as research and development, maintenance and training are expensed as incurred. Amortization of the capitalized costs is performed on a straight-line basis over the estimated use life of the asset.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(1) CONVERA CORPORATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Advertising

Our advertising costs, which were immaterial for the fiscal years ended January 31, 2009, 2008 and 2007, are expensed as incurred and included with sales and marketing in the consolidated statements of operations.

Other Income

For the fiscal year ended January 31, 2009, other income consisted primarily of $0.5 million of net interest income and $0.6 million earned from satisfying an obligation for the delivery of the discontinued product to a US government customer. For the fiscal year ended January 31, 2008, other income primarily consisted of $1.8 million of interest income. For the fiscal year ended January 31, 2007, other income consisted of $2.4 million of net interest income offset by interest expense of $0.2 million.

Income Taxes

We follow Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS 109”). Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax laws and tax rates in each jurisdiction where we operate, and applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. We calculate estimated income taxes in each of the jurisdictions in which we operate. This process involves estimating actual current tax expense along with assessing temporary differences resulting from differing treatment of items for both book and tax purposes.

We record a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. Realization of the deferred tax assets is principally dependent upon the achievement of projected future taxable income. If the estimates and related assumptions change in the future we may be required to adjust our valuation allowance against our deferred tax assets, resulting in a benefit or a charge to income in the period such determination is made. As of January 31, 2009, we have recorded a full valuation allowance against the net deferred tax asset.

We adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on February 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109. FIN 48 also prescribes a recognition threshold and measurement standard for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. We previously recognized income tax positions based on management’s estimate of whether it was reasonably possible that a liability had been incurred for unrecognized tax benefits by applying SFAS No. 5, Accounting for Contingencies.

Significant judgment is required in evaluation our uncertain tax positions and determining the valuation allowance applied to deferred tax assets. We have concluded that there are no uncertain tax positions requiring recognition in our consolidated financial statements.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(1) CONVERA CORPORATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Net Loss Per Common Share

We follow SFAS No. 128, “Earnings per Share,” for computing and presenting net loss per share information. Basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per common share excludes common stock equivalent shares and unexercised stock options as the computation would be anti-dilutive. When discontinued operations are present, income (loss) before discontinued operations on a per share basis represents the “control number” in determining whether potential common shares are dilutive or anti-dilutive. A reconciliation of the net loss available to common stockholders and the number of shares used in computing basic and diluted net loss per share is in Note 10.

Foreign Currency

The functional currency of our foreign subsidiaries is their local currency. Accordingly, assets and liabilities of our foreign subsidiaries are translated into US dollars at exchange rates in effect at the balance sheet date. Income and non-monetary assets and liabilities are remeasured at historical rates. Revenues and expenses are translated at average rates for the period. In accordance with Statement of Financial Accounting Standards No. 52, foreign currency translation adjustments are accumulated in a separate component of shareholders’ equity. Foreign currency transaction gains and losses arise from the remeasurement of certain transactions denominated in a nonfunctional currency to the functional currency and are a component of operating expenses. Historically gains or losses realized from the remeasurement of the intercompany trading balances between Convera and its subsidiaries have been recorded in the income statement of the subsidiary. As of February 1, 2008, the Company determined that it was prudent to treat these trading-account balances as permanent advances to the subsidiaries. Accordingly, beginning February 1, 2008, the Company began recording all transaction gains or losses related to the intercompany trading-account balances through other comprehensive income. Total foreign currency transaction gains (losses) were approximately $3,000, $477,000 and $(336,000), for the years ended January 31, 2009, 2008, and 2007, respectively. Foreign currency transaction gains (losses) related to the remeasurement of the intercompany trading account balances were $0, $261,000 and $(165,000) for the years ended January 31, 2009, 2008, and 2007, respectively.

Fair Value of Financial Instruments

The carrying value of our financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, approximates their fair value.

Cash and Cash Equivalents

We consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist of funds deposited in money market accounts primarily backed by short-term US Government securities. Consequently, the carrying amount of cash and cash equivalents approximates this fair value. Substantially all cash and cash equivalents are on deposit with two major financial institutions.

Restricted Cash

As of January 31, 2009 the Company has certificates of deposit of $76,000 and $450,000, which are pledged to collateralize letters of credit required for leased facilities. The certificate of deposit for $76,000 is pledged as collateral for a lease expiring in December 2009. The certificate of deposit for $450,000 is pledged to a lease commitment through February 2010. Both certificates of deposit are included with Other assets on the consolidated balance sheet.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(1) CONVERA CORPORATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Concentrations of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. For the years ended January 31, 2009, 2008 and 2007, total revenues derived from international sales were approximately $1.0 million, $1.0 million and $0.1 million, representing approximately 76%, 88% and 53% of total revenues, respectively. Most of our international sales are to customers in the United Kingdom. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the general economic environment as well as the industry in which we operate. We currently maintain an allowance of $165,000 for anticipated losses. As our customer base grows, we will periodically review whether adjustments to the provision are required. For the year ended January 31, 2009 two customers accounted for 47% and 19% of total revenues, respectively. One customer accounted for 82% of total revenues for the year ended January 31, 2008 and for the year ended January 31, 2007, three customers accounted for 53%, 29%, and 17% of total revenues, respectively.

Valuation Accounts

	Balance at Beginning of Period	Charged to Costs and Expenses	Uncollectible Accounts Written Off, Net of Recoveries	Balance at End of Period
Year Ended January 31, 2009:
Deducted from asset accounts:
Allowance for doubtful accounts	$—	$165	$—	$165

Long-lived Assets

Equipment and Leasehold Improvements

Office furniture and computer equipment are recorded at cost. Depreciation of office furniture and equipment is provided on a straight-line basis over the estimated useful lives of the assets, generally three to five years. Amortization of leasehold improvements and leased assets are provided on a straight-line basis over the shorter of the term of the applicable lease or the useful life of the asset. Expenditures for normal repairs and maintenance are charged to operations as incurred. The cost of property and equipment retired or otherwise disposed of and the related accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is reflected in current operations.

We evaluate all of our long-lived assets for impairment in accordance with the provisions of Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”). SFAS No. 144 requires that long-lived assets, including property and equipment, be evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. Should events indicate that any of our assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value of the impaired asset and the impairment will be recorded in earnings during the period of such impairment. During the fourth quarter of the fiscal year 2009 the Company determined that certain assets in the Company’s web hosting asset group were impaired and

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(1) CONVERA CORPORATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

accordingly has recorded an impairment charge of $3.1 million in the fiscal year 2009. (See note 3 for additional information related to impairment charges.)

Exit and Disposal Activities

We recognized restructuring costs in accordance with SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities”. SFAS 146 generally requires the recognition of an expense and related liability for one-time employee termination benefits at the communication date and contract termination costs at the cease-use date. The expense and liability are measured at fair value, which is generally determined by estimating the future cash flows to be used in settling the liability.

Recent Pronouncements

In December 2007, the FASB issued SFAS No. 141(R). SFAS No. 141 (R) establishes principles and requirements for how the acquirer in a business combination should recognize and measure in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognize and measure the goodwill acquired in the business combination or a gain from a bargain purchase and determine what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The provisions of SFAS No. 141(R) shall be applied prospectively to business combinations with acquisition dates on or after the beginning of the first annual reporting period in which it is initially applied. SFAS No. 141(R) is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We do not expect SFAS No. 141(R) to have a significant impact on our consolidated financial statements upon adoption.

(2) DISCONTINUED OPERATIONS

In the third quarter of fiscal year 2008, we completed the sale of the RetrievalWare Enterprise Search business to FAST for $23.0 million, including $22.1 million of cash and the assumption of approximately $0.9 million in employee-related liabilities. FAST acquired the assets of the Enterprise Search business, assumed certain obligations of the business and retained certain employees serving its Enterprise Search customers. A payment of approximately $1.0 million was made to FAST in the first quarter of the current fiscal year to finalize the working capital adjustment stipulated in the agreement for the sale of the RetrievalWare Enterprise Search business. The working capital adjustment had been accrued at January 31, 2008 as an offset to the $4.0 million held in escrow. The escrow balance was paid to Convera in August 2008.

During the year ended January 31, 2008, we recorded a net gain on the sale of approximately $17.9 million, net of approximately: $0.8 million of net assets transferred to FAST, the working capital adjustment of $1.0 million and transaction fees and other costs. Allen & Company LLC, a company affiliated with the majority shareholder, acted as financial advisor for the transaction and was paid a fee of 1.5% of the consideration plus expenses, which totaled approximately $0.4 million. Due to our accumulated net operating loss carryforwards, no federal or state income taxes for the gain on the sale of this business were provided or otherwise required at January 31, 2008.

We entered into a transition services agreement under which we were reimbursed for services rendered and expenses incurred related to the transfer of finance, accounting and contracts functions of the Enterprise Search business to FAST.

Revenue from the RetrievalWare product line generally consisted of software licenses, training, professional services and software maintenance. We recognized revenue for our RetrievalWare product in accordance with American Institute of Certified Public Accountants’ Statement of Position (“SOP”) 97-2, Software Revenue Recognition, as amended by Statement of Position 98-9, Software Revenue Recognition, with respect to certain transactions. Software licenses were sold to customers as a permanent license (“Perpetual License”) or as a

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(2) DISCONTINUED OPERATIONS  – (continued)

license for a definitive period of time (“Term License”). Provided that the fee was fixed and determinable, persuasive evidence of an arrangement existed and collection of the resulting receivable was considered probable, revenue from the sale of Perpetual Licenses and Term Licenses was recognized upon shipment of product if VSOE existed using the residual method. When VSOE could not be established, Term License revenue was recorded ratably over the term of the license. We utilized the residual methodology as described in paragraph 12 of SOP 97-2 as amended by SOP 98-9 for recognizing revenue related to multi-element software agreements.

The Company previously capitalized software development costs under the provisions of Statement of Financial Accounting Standards No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed” (“SFAS 86”). SFAS 86 requires that research and development costs incurred prior to establishing technological feasibility are charged to operations as such costs are incurred. Once technological feasibility is established costs are capitalized until the software is available for general release. We capitalized $8.1 million of software development costs related to our web hosting product until “commercial availability” was determined in the third quarter of fiscal year 2006, at which time amortization of these capitalized costs commenced. For the year ended January 31, 2007 we recognized amortization expense of capitalized software development costs of $3.0 million which is included in continuing operations on the consolidated statements of operations and comprehensive loss. In the third quarter of fiscal year 2007, the unamortized balance of the capitalized software was written-off as impaired. See Note 3, “Impairment of Long-Lived Assets” for additional information related to the impairment charge.

The following table presents the summarized financial information for the discontinued operations presented in the Consolidated Statements of Operations (amounts in thousands):

	For the Year Ended January 31,
	2008	2007
Revenue	$5,729	$16,402
Expenses
Cost of revenues	2,019	4,452
Sales and marketing	1,423	7,120
Research and product development	2,000	4,035
General and administrative	267	339
Total expenses	5,709	15,946
Gain on sale of discontinued operations	17,925	—
Income from discontinued operations	$17,945	$456

(3) IMPAIRMENT OF LONG-LIVED ASSETS

During the quarter ended January 31, 2009, an analysis of our Ad server and related hosting group identified several asset impairment indicators. These indicators included failure to achieve forecasted operating results, the lack of significant new contracts and the general economic downturn that has slowed investment in online publishing. These conditions and events indicated that the carrying value of this asset group, consisting primarily of network hosting equipment and related software, may not be recoverable. Accordingly, we completed an impairment test in accordance with our accounting policy for this asset group, which resulted in an impairment charge of $3.1 million. To determine the amount of the impairment charge, we were required to make estimates of the fair value of the assets in this group, and these estimates were based on the use of the income approach to determine the fair value of the software and a third party appraisal for the equipment.

In the fourth quarter of fiscal 2008, we terminated our hosting agreement with AT&T for our San Diego data center in order to appropriately scale our hosting capabilities to our business plan. As a result of the data center closing, the assets consisting of servers and related hosting equipment that were previously employed at

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(3) IMPAIRMENT OF LONG-LIVED ASSETS  – (continued)

the facility, were no longer of use to our operations. The assets were relocated to storage in our Carlsbad, CA facility and remain classified as “held and used” for financial statement reporting purposes. We made the determination that the asset group was clearly impaired since the equipment became idle as a consequence of the data center closing and was expected to remain idle for the foreseeable future, generating no future cash flows. The estimated fair value of the equipment, determined using a third-party appraisal, was $0.4 million. We recorded an impairment charge of $0.6 million related to the equipment.

During the year ended January 31, 2007, we made the determination that, due to the lack of revenues generated to date and the loss of a significant potential contract, the asset group related to our vertical search services, previously known as the Excalibur web hosting product, was impaired. The asset group included capitalized software development costs and computer equipment used to host the Excalibur product as well as prepaid royalties and prepaid maintenance contracts supporting the web hosting product. Based on our recoverability analysis, we recorded an impairment loss of $6.4 million for the year ended January 31, 2007.

(4) OPERATIONAL RESTRUCTURINGS

In the fourth quarter of the current fiscal year we modified our sales process and took action to reduce the cost structure of our sales, marketing and customer service functions. This action resulted in reducing our sales, marketing and customer service headcount by nine and led to the shut down of our U.K. sales office in January 2009. As a result of this action, the Company recorded severance expense of approximately $403,000 for the year ended January 31, 2009. Expenses related to the action appear in the accompanying Consolidated Statements of Operations and Comprehensive Loss as follows: Cost of revenues, $29,000; Sales and marketing, $374,000. As of January 31, 2009 there was approximately $14,000 of accrued severance remaining to be paid. We believe that this action will allow us to continue to serve our customers effectively while substantially reducing our operating costs.

Throughout the year ended January 31, 2008, we implemented actions to restructure our expenses. These restructuring actions were not performed pursuant to a formal plan to restructure this business; rather, they occurred throughout the year to focus our resources on the strategy to expand our presence in the online publishing market. In fiscal year 2008 we reduced our workforce by 54 employees worldwide, closed facilities in Montreal, Canada and Lyon, France and terminated our hosting agreement with AT&T for our San Diego data center in order to appropriately scale our hosting capabilities. Total costs recognized in connection with these efforts were approximately $2.0 million, consisting of severance costs of $1.0 million, facility closing costs of $0.2 million and contract termination costs of $0.8 million. During the years ended January 31, 2009 and 2008, we paid approximately $0.1 million and $1.1 million, respectively, against these accruals.

Expenses related to the fiscal year 2008 operational restructuring effort appear in the accompanying Consolidated Statements of Operations and Comprehensive Loss as follows (amounts in thousands):

Year Ended January 31, 2008
Continuing Operations
Cost of revenues	$70
Sales and marketing	29
Research and product development	739
General and administrative	948
Continuing Operations Total	$1,786
Discontinued Operations	207
Total	$1,993

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(5) EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Equipment and leasehold improvements at January 31, 2009 and 2008 consisted of the following (in thousands):

	2009	2008
Computer equipment	$7,300	$13,106
Office furniture	2,295	2,812
Leasehold improvements	537	530
	10,132	16,448
Less accumulated depreciation	(9,672)	(11,535)
	$460	$4,913

Equipment and leasehold improvements are recorded at cost. Depreciation is calculated on the straight-line method over three years for computer equipment, five years for office furniture and over the shorter of the depreciable life or the life of the related lease for leasehold improvements. Depreciation expense for fiscal years 2009, 2008, and 2007 was $2.7 million, $2.6 million and $3.7 million, respectively.

(6) ACCRUED EXPENSES

Accrued expenses at January 31, 2009 and 2008 consisted of the following (in thousands):

	2009	2008
Accrued payroll and bonuses	$406	$719
Accrued audit and accounting fees	257	462
Restructuring reserve	780	878
Other	232	223
	$1,675	$2,282

(7) FAIR VALUE MEASUREMENTS

Effective February 1, 2008, we adopted SFAS 157, except as it applies to the nonfinancial assets and nonfinancial liabilities subject to FSP SFAS 157-2. SFAS 157 defines fair value as a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. SFAS 157 requires that assets and liabilities carried at fair value be classified and disclosed according to the following three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 — Observable inputs that reflect quoted prices for identical assets or liabilities in active markets.

Level 2 — Inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are not supported by market data

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The fair value of our cash equivalents is based on Level 1, quoted prices in active markets for identical assets.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(7) FAIR VALUE MEASUREMENTS  – (continued)

Assets measured at fair value on a recurring basis are summarized below (amounts in thousands):

	Fair Value Measurement at Reporting Date Using
Description	January 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Cash equivalents:
Money market funds	$21,580	$21,580	$—	$—

The assets related to our Ad server group were evaluated for impairment during the quarter ended January 31, 2009. The fair-value measurement of this asset group is summarized below (amounts in thousands):

	January 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses)
Ad server group Assets
Equipment and purchased software	$334	$—	$334	$—	$(3,132)

The fair value of the purchased software was determined by the Company using a model discounting forecasted future cash flows of revenue and expenses expected to be generated by the Ad server asset group. The fair value of the equipment was determined by a professional appraiser. In accordance with SFAS 144, equipment and purchased software with a carrying value of $3.4 million were written down to their fair value of $0.3 million. As a result an impairment charge of $3.1 million was included in earnings for the period ended January 31, 2009. See Note 3, “Impairment of Long-Lived Assets” for additional information related to the impairment charge.

(8) INCOME TAXES

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes consisted of (in thousands):

	For the Fiscal Years Ended January 31,
	2009		2008		2007
Federal benefit at statutory rate	$(7,905)	(35)%	$(3,184)	(35)%	$(15,690)	(35)%
Effect of:
State benefits, net of federal benefits	(881)	(4)	(355)	(4)	(1,748)	(4)
Lower effective foreign tax rate	909	4	867	9	(130)	0
Expiration/use of NOL carryforward	2,182	10	4,892	54	1,871	4
Effect of stock options	543	2	279	3	438	1
Other	1,136	5	254	30	129	0
Valuation allowance	4,016	18	(2,753)	(30)	15,130	34
Net deferred tax assets	$—	0%	$—	0%	$—	0%

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(8) INCOME TAXES  – (continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Our net deferred tax assets at January 31, 2009 and 2008 were as follows:

	2009	2008
Deferred tax assets:
Net operating loss carryforwards	$85,349	$78,850
Capitalized software development costs	17,202	19,441
Stock Compensation	1,096	1,193
Deferred revenue	1	255
Restructuring Reserve	291	308
Other	37	(87)
Total deferred tax assets	103,976	99,960
Valuation allowance	(103,976)	(99,960)
Net deferred tax assets	$—	$—

On August 9, 2007, we completed the sale of our Enterprise Search business and recognized income from discontinued operations of $17.9 million for the year ended January 31, 2008 and a total net loss for the year of $9.1 million. No federal or state income taxes were provided on the income generated from discontinued operations due to the substantial net operating loss carryforwards available for federal and state income taxes. We offset the deferred tax provision triggered by the gain recognized on the sale of the Enterprise Search business by the reversal of a portion of the previously recorded valuation allowance.

We adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on February 1, 2007. The adoption of FIN 48 did not impact our financial position or results of operations. We concluded that there are no uncertain tax positions requiring recognition in our consolidated financial statements. Our policy is to recognize interest and penalties in the period in which they occur in the income tax provision (benefit). We file income tax returns in the US federal jurisdiction, various states and local jurisdictions and in foreign jurisdictions, primarily the U.K. and Canada. Tax years that remain subject to examination include: US federal and state tax returns from fiscal 2005 to present; Tax returns in the U.K. from fiscal 2006 to present and Canadian tax returns from fiscal 2005 to present. We are not currently under audit for income taxes in any jurisdiction.

At January 31, 2009, the Company had net operating loss carryforwards (“NOLs”) of approximately $229 million that are expiring now and continue at various dates through fiscal year 2028. The use of these NOLS may be limited by Section 382 of the Internal Revenue Code as a result of equity transactions. Approximately $28.3 million of the NOLs relate to stock option exercises, and $33.3 million and $0.9 million relate to U.K. and Canadian operations, respectively. The tax benefit associated with the stock option exercises will be credited to equity when and if realized.

As of January 31, 2009, our deferred tax assets exceeded the deferred tax liabilities. As we have not generated earnings and no assurance can be made of future earnings needed to utilize these assets, a valuation allowance in the amount of the net deferred tax assets has been recorded.

(9) CAPITALIZATION

Our authorized capital stock consists of 100 million shares of Class A voting common stock, par value $0.01 per share, 40 million shares of Class B non-voting common stock, par value $0.01 per share, and five million shares of cumulative convertible preferred stock, par value $0.01 per share.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(9) CAPITALIZATION  – (continued)

In the first quarter of fiscal year 2007, we completed a private placement of 5,103,333 newly-issued shares of common stock to a group of institutional investors resulting in net proceeds of approximately $36.7 million. The shares were sold at a price of $7.50 per share, which represented a 6.58% discount to Convera’s trailing 10-day average closing price preceding the date of Board approval. Allen & Company LLC, a company affiliated with the majority shareholder, acted as placement agent for the private placement and was paid a commission of $1.5 million, or 4%.

No shares of the Company’s Class B common stock are issued or outstanding at January 31, 2009.

(10) NET LOSS PER COMMON SHARE

We follow SFAS No. 128, “Earnings Per Share,” for computing and presenting net loss per share information. Basic income or loss per common share for continuing and discontinued operations is computed by dividing net income or (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per common share excludes common stock equivalent shares and unexercised stock options as the computation would be anti-dilutive. When discontinued operations are present, income (loss) before discontinued operations on a per share basis represents the “control number” in determining whether potential common shares are dilutive or anti-dilutive. Since there is a loss from continuing operations, potential common shares have also been excluded from the denominator used to calculate diluted income per common share from discontinued operations.

The following table sets forth the computation of basic and diluted net loss per common share for continuing and discontinued operations: (in thousands except per share data):

	For the Fiscal Year Ended January 31,
	2009	2008	2007
Continuing Operations Numerator:
Loss from continuing operations	$(22,586)	$(27,041)	$(45,283)
Discontinued Operations Numerator:
Income from discontinued operations	$—	$17,945	$456
Net loss numerator:	$(22,586)	$(9,096)	$(44,827)
Denominator Continuing and Discontinued
Operations:
Weighted average number of common shares outstanding – basic and diluted	53,328,029	53,145,955	52,221,644
Basic and diluted net loss per common share from continuing operations	$(0.42)	$(0.51)	$(0.87)
Basic and diluted net income per common share from discontinued operations	$—	$0.34	$0.01
Basic and diluted net loss per share	$(0.42)	$(0.17)	$(0.86)

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(10) NET LOSS PER COMMON SHARE  – (continued)

Using the treasury stock method the following equity instruments were not included in the computation of diluted net loss per common share because their effect would be anti-dilutive:

	For the Fiscal Years Ended January 31,
	2009	2008	2007
Stock options	7,371,811	5,054,756	9,222,546
Deferred stock	—	300,000	890,000

(11) EMPLOYEE BENEFIT PLANS

Our Stock Option Plans authorize the granting of stock options and other forms of incentive compensation to purchase up to 14.25 million shares of our Class A common stock in order to attract, retain and reward key employees. Of the total number of shares authorized for stock based compensation, options to purchase 7,371,811 shares were outstanding as of January 31, 2009. We had a total of 3,594,151 shares of Class A common stock reserved for the issuance of warrants, deferred shares and options under the plans as of January 31, 2009.

Each qualified incentive stock option has an exercise price as determined by a committee appointed by the Board of Directors, but not less than 100% of the fair market value of the underlying common stock at the date of grant, a ten-year term and typically a four-year vesting period.

A non-qualified option granted pursuant to the plans may contain an exercise price that is below the fair market value of the common stock at the date of grant and/or may be immediately exercisable. The term of non-qualified options is usually five or ten years.

The following table summarizes our activity for all of our stock option awards:

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (In thousands)
Outstanding, January 31, 2008	5,054,756	$4.79
Granted	3,452,000	1.87
Exercised	—	—
Pre-Vest Cancelled	(915,375)	2.62
Post-Vest Cancelled	(219,570)	5.24
Outstanding, January 31, 2009	7,371,811	$3.68	6.17	$—
Vested or expected to vest	4,894,379	$4.56	4.67	$—
Exercisable, January 31, 2009	4,278,125	$4.71	4.13	$—

The total intrinsic value of options exercised during the years ended January 31, 2009, 2008, and 2007 was none, $0.4 million and $1.7 million, respectively.

Cash received from option exercises under all share-based arrangements for the years ended January 31, 2009, 2008, and 2007 was none, $0.8 million and $1.7 million, respectively. We have a policy of issuing new shares to satisfy share option exercises.

Stock Options

SFAS No. 123(R) requires the use of a valuation model to calculate the fair value of stock-based awards. We have elected to use the Black-Scholes-Merton option-pricing model, which incorporates various assumptions including volatility, expected life, risk free interest rates and dividend yields. The expected volatility is

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(11) EMPLOYEE BENEFIT PLANS  – (continued)

based on term-matching historical volatility. The expected life of an award is computed using a combination of historical holding periods combined with hypothetical holding periods on a weighted average basis. Compensation expense for all share-based payment awards, including stock options with graded vesting, is recognized using the straight line method over the requisite period for each separately vesting portion of the award. As stock-based compensation expense recognized in the Consolidated Statements of Operations is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. SFAS No. 123(R) requires forfeitures to be estimated at the time of grant and adjusted, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Our forfeiture rates are estimated based on historical experience with consideration given to expected future termination rates. We increased our forfeiture rates in fiscal year 2008 from fiscal 2007 based on restructuring actions and the sale of our RetrievalWare business. Our forfeiture rates for fiscal year 2009 remain unchanged from the rates established in fiscal year 2008. We base fair value estimates and forfeiture rates on assumptions we believe to be reasonable but that are inherently uncertain. Actual future results may differ from those estimates.

The following table shows the assumptions used for the grants that occurred in each fiscal year:

For the Year Ended January 31,	2009	2008	2007
Expected term of stock options	4.67 years	3.16 years	6.14 years
Expected volatility	68%	68%	62%
Risk free interest rates	2.5% to 3.0%	4.0% to 5.0%	4.6% to 5.0%
Dividend yield	None	None	None
Weighted average grant date fair value of options granted during the period	$1.06	$1.38	$3.29

As of January 31, 2009, no stock-based compensation costs related to stock options were capitalized as part of the cost of an asset. As of January 31, 2009 a total of $1.1 million of unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of 1.1 years.

During the third quarter of fiscal year 2009 the Company completed a transition of its in-house option tracking software to an online option navigator and reporting solution. The currently employed online solution utilizes a dynamic forfeiture rate calculation that automatically adjusts the forfeiture rate of each tranche as it approaches its vest-end date as compared to the prior method which did not adjust the forfeiture rate until all tranches had vested. We believe that the current approach provides a more accurate estimate of our stock option expense. As a result of this change in estimate, consistent with FAS 154, the Company recorded a one time true-up adjustment of $522,000 for the quarter ended October 31, 2008. This change in accounting estimate increased the net loss by $522,000 or $0.01 per share. The impact of this adjustment on the results of operations for the fiscal year ended January 31, 2009 is as follows: Cost of revenues — $83,000; Sales and marketing — $236,000; Research and product development — $64,000; General and administrative —  $139,000.

Our Employee Stock Purchase Plan, or “ESPP,” was discontinued as of July 31, 2006. The ESPP allowed eligible employees to purchase shares at 85% of the lower of the fair value of the common stock at the beginning of the offering period or the fair value on the purchase date. Our ESPP was deemed to be compensatory, and therefore, ESPP expenses under SFAS 123R have been included in our Consolidated Statements of Operations for the year ended January 31, 2007.

Performance Stock Options:

During the year ended January 31, 2009, 3.1 million common stock options were issued at an exercise price of $1.92 per share to members of the senior management team. The vesting of the options is contingent upon the Company achieving revenue and EBIDTA of $25 million and $2.5 million, respectively, for the fiscal year ended January 31, 2011. These options were valued using the Black-Scholes option pricing model on the

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(11) EMPLOYEE BENEFIT PLANS  – (continued)

grant date and the aggregate compensation expense for these awards, provided all such options vest, was determined to be $3.4 million. Performance stock options are evaluated in accordance with SFAS No. 123(R) on a quarterly-basis over the performance period to determine whether achievement of the underlying performance goals is probable. As of January 31, 2009, the Company has concluded that the achievement of the performance measurements is not probable and therefore has recorded no compensation expense. If the Company determines in a subsequent period that achievement of the performance goals is now probable, a cumulative catch-up expense adjustment will be required equal to that portion of the total compensation expense attributable to the three year vesting period that has elapsed.

Deferred Stock Compensation Plan

Beginning in fiscal year 2004, pursuant to our 2000 Stock Option Plan, several of our senior officers were awarded shares of deferred stock with varying vesting provisions. Nonvested shares of stock granted under the stock option plan were measured at fair value on the date of grant based on the number of shares granted and the quoted price of our common stock. Such value was recognized as compensation expense over the corresponding service period. Deferred stock compensation is subject to the provisions of FAS 123(R) and as such is adjusted for estimated forfeitures. During the first quarter of the fiscal year ended January 31, 2008, the employment of two officers in the plan was terminated prior to vesting their awards. The forfeiture of these shares represented a large percentage of the total plan and as a result increased the forfeiture rate related to this plan significantly. The cumulative effect of this adjustment to the forfeiture rate resulted in a net compensation expense credit of $1.1 million, or $0.02 per common share, recorded in the first quarter of fiscal year 2008. As of January 31, 2009 there were no shares of deferred stock outstanding.

The following table summarizes the deferred stock compensation plans as of January 31, 2009:

Deferred Stock Plan Shares	Shares	Weighted-Average Grant-Date Fair Value
Nonvested at February 1, 2008	300,000	$—
Granted	—	—
Vested	(300,000)	5.50
Forfeited	—	—
Nonvested at January 31, 2009	—	$—

As of January 31, 2009 all costs related to share-based compensation arrangements granted under the Deferred Stock Plan have been recognized. The total fair value of shares vested during the years ended January 31, 2009, 2008 and 2007 was $1.7 million, $1.2 million and $0.7 million, respectively.

The impact on our results of operations of recording stock-based compensation related to stock options, the ESPP and deferred stock for the years ended January 31, 2009, 2008 and 2007 was as follows (in thousands):

	Fiscal Year Ended January 31,
	2009	2008	2007
Continuing Operations
Cost of revenues	$266	$269	$216
Sales and marketing	431	200	248
Research and product development	849	(795)	1,684
General and administrative	1,253	751	3,819
Continuing Operations Total	2,799	425	5,967
Discontinued Operations	—	176	830
Total	$2,799	$601	$6,797

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(11) EMPLOYEE BENEFIT PLANS  – (continued)

Employee Savings Plan

The Company has an employee savings plan that qualifies under Section 401(k) of the Internal Revenue Code. Under the plan, participating eligible employees in the United States may defer up to 100 percent of their pre-tax salary, but not more than statutory limits. The plan was amended in the fiscal year ended January 31, 2001 to allow us to match $0.50 on every dollar up to the maximum of 8% of the employee’s contribution on total compensation.

For the fiscal years ended January 31, 2009, 2008 and 2007, the Company contributed approximately $0.2 million, $0.3 million and $0.4 million, respectively, to the employee savings plan.

(12) COMMITMENTS AND CONTINGENCIES

Lease Commitments

We conduct our operations using leased facilities. The leases terminate at various dates through fiscal year 2011 with options to renew. Certain leases provide for scheduled rent increases and require us to pay shared portions of the operating expenses such as taxes, maintenance and repair costs. We also have operating leases for equipment that are included in the figures below. Future minimum rental payments under non-cancelable operating leases as of January 31, 2009 along with sublease rental receipts are as follows (in thousands):

Year Ending January 31,	Operating Leases	Sublease Rental Receipts
2010	$1,138	$98
2011	84	—
2012	—	—
2013	—	—
2014 and beyond	—	—
	$1,222	$98

Total rental expense under operating leases was approximately $1.3 million (net of sublease rental receipts of $0.2 million) for fiscal year 2009 and $1.5 million and $1.6 million for fiscal years 2008 and 2007, respectively.

Contingencies

From time to time, we may be a party to various legal proceedings, claims, disputes and litigation arising in the ordinary course of business. We believe that the ultimate outcome of these matters, individually and in the aggregate, will not have a material adverse affect on its financial position, operations or cash flow. However, because of the nature and inherent uncertainties of litigation, should the outcome of these actions or future actions be unfavorable, our financial position, operations and cash flows could be materially adversely affected.

(13) SEGMENT REPORTING

We have one reportable segment. Prior to our agreement on March 31, 2007 to sell the assets of the Enterprise Search (RetrievalWare) business to FAST, we operated under two reportable segments: the Enterprise Search segment and the vertical search segment (previously called our Excalibur web hosting product). Revenue, expenses and cash flows related to the Enterprise Search business have been reflected as discontinued operations in the Consolidated Statements of Operations and of Cash Flows.

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(13) SEGMENT REPORTING  – (continued)

Operations by Geographic Area

The following table presents information about our operations by geographical area (in thousands):

	Fiscal Years Ended January 31,
	2009	2008	2007
Sales to customers:
United States	$318	$139	$126
United Kingdom	768	979	143
All Other	255	—	—
	$1,341	$1,118	$269
Long-lived assets:
United States	$1,042	$5,459	$4,158
All Other	14	83	146
	$1,056	$5,542	$4,304

Major Customers

Two customers accounted for 47% and 19%, respectively of total revenue for the fiscal year ended January 31, 2009. One customer accounted for 82% of total revenue for the fiscal year ended January 31, 2008 while three customers accounted for 53%, 29% and 17%, respectively of total revenue for fiscal year ended January 31, 2007.

(14) SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION (in thousands):

	For the Fiscal Years Ended January 31,
	2009	2008	2007
Supplemental Disclosures of Non-cash Investing and Financing Activities:
Cash paid related to stock awarded under deferred stock compensation arrangements	$28	$197	$365
Cash paid for interest	$2	$2	$154

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(15) SELECTED QUARTERLY INFORMATION (UNAUDITED)

(Amounts in thousands except per share data.)

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
2009
Revenues	$402	$469	$239	$231
Operating loss from continuing operations	(5,605)	(4,571)	(6,068)	(7,599)
Other income	179	945	98	35
Impairment of long-lived assets	—		—	3,133
Loss from continuing operations	(5,426)	(3,626)	(5,970)	(7,564)
Net loss	$(5,426)	$(3,626)	$(5,970)	$(7,564)
Basic and diluted loss per common share – Continuing Operations	$(0.10)	$(0.07)	$(0.11)	$(0.14)
2008
Revenues	$324	$255	$259	$280
Operating loss from continuing operations	(8,240)	(6,697)	(6,400)	(7,519)
Other income	491	478	482	364
Impairment of long-lived assets	—	—	—	603
Loss from continuing operations	(7,749)	(6,219)	(5,918)	(7,155)
Gain from sale of discontinued operations	—	—	17,759	166
Income from discontinued operations	206	4	17,570	165
Net income (loss)	$(7,543)	$(6,215)	$11,652	$(6,990)
Basic and diluted loss per common share – Continuing Operations	$(0.15)	$(0.12)	$(0.11)	$(0.13)
Basic and diluted loss per common share – Discontinued Operations	$0.01	$0.00	$0.33	$0.00

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands, except share and per share data)

(15) SELECTED QUARTERLY INFORMATION (UNAUDITED)  – (continued)

The quarterly financial information reported above reflects the reclassification of certain Research and Product Development costs during the second and third quarters of fiscal year 2008. The following table summarizes these reclassifications and their effects on the quarterly financial information.

	As Reported	Reclassification of R&D Expenses	As Restated
2008 – 2nd Quarter
Operating loss from continuing operations	$(6,507)	$(190)	$(6,697)
Loss from continuing operations	(6,029)	(190)	(6,219)
Income (loss) from discontinued operations	(186)	190	4
Basic and diluted loss per common share – Continuing Operations	$(0.11)	$(0.01)	$(0.12)
Basic and diluted loss per common share – Discontinued Operations	$(0.01)	$0.01	$0.00
2008 – 3rd Quarter
Operating loss from continuing operations	$(6,349)	$(51)	$(6,400)
Loss from continuing operations	(5,867)	(51)	(5,918)
Income from discontinued operations	$17,519	$51	$17,570

(16) LONG-TERM DEBT

On March 23, 2005, we secured a $5 million term loan to provide financing for capital purchases including those for our vertical search product. The loan accrued interest at 7% per annum and was secured by a first lien on all corporate assets, excluding intellectual property. We retired the facility in the first quarter of fiscal year 2007. During the fiscal year ended January 31, 2007 we recorded interest expense of approximately $0.2 million.

(17) SUBSEQUENT EVENT

In February 2009, in response to the slower contracting pace, lower ad revenues and slower online ad growth, we streamlined our engineering and hosting operations group, reducing headcount in our Carlsbad, California facility by 23 and thus reducing our expense base. We incurred approximately $259,000 in severance expense related to the reduction in our engineering and operations staff. Convera has 32 employees after the completion of this action.

(18) RELATED PARTY TRANSACTIONS

John C. Botts, a member of the board of directors of Convera, is also Chairman of United Business Media PLC, the parent company of CMP Information LTD (“CMP”). CMP is a customer of Convera. Due to a contractual dispute there were no recorded sales to CMP during the third and fourth quarters of fiscal year 2009 and $50,000 of revenue was deferred. Excluding this deferred revenue, sales to CMP for the year ended January 31, 2009 were $627,000. For the year ended January 31, 2008, sales to CMP were $914,000. Amounts due from CMP were $377,000 (excluding deferred revenue) and $170,000 as of January 31, 2009 and January 31, 2008, respectively. As a result of the ongoing dispute with CMP, the Company has placed a reserve of $101,000 against CMP’s outstanding balance at January 31, 2009.

Exhibit 31.1

CERTIFICATION

I, Patrick C. Condo, certify that:

(1)	I have reviewed this annual report on Form 10-K of Convera Corporation;
(2)	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
(4)	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
(5)	The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
By:	/s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer March 31, 2009

Exhibit 31.2

CERTIFICATION

I, Matthew G. Jones, certify that:

(1)	I have reviewed this annual report on Form 10-K of Convera Corporation;
(2)	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
(4)	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
(5)	The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
By:	/s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer March 31, 2009

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Convera Corporation (the “Company”) on Form 10-K for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick C. Condo, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
By:	/s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer March 31, 2009

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Convera Corporation (the “Company”) on Form 10-K for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew G. Jones, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
By:	/s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer March 31, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A

Amendment No. 1

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended January 31, 2009

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-31989

CONVERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1987541
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1921 Gallows Road, Suite 200, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 761-3700

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	NASDAQ Global Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to the filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

Indicate by check mark whether the registrant is a large accelerated filer, accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” ”accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. ☐

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes ☐ No ☒

The aggregate market value of the voting stock held by non-affiliates of the registrant as of July 31, 2008 (based on the closing sales price as reported on the NASDAQ Global Market System) was $20,410,500.

The number of shares outstanding of the registrant’s Class A common stock as of May 19, 2009 was 53,501,183.

DOCUMENTS INCORPORATED BY REFERENCE:

None

The Index to Exhibits begins on Page 15

i

EXPLANATORY NOTE

Convera Corporation (the “Company” or “Convera”) is filing this Amendment No. 1 to Form 10-K on Form 10-K/A (the “Form 10-K/A”) for the fiscal year ended January 31, 2009 to amend the Annual Report on Form 10-K originally filed with the Securities and Exchange Commission (“SEC”) on April 3, 2009 (the “Original Form 10-K”), to amend and restate Part III, Items 10 through 14 of the Original Form 10-K, to include information previously omitted from the Original Form 10-K in reliance on General Instruction G to Form 10-K, which provides that registrants may incorporate by reference certain information from a definitive proxy statement filed with the SEC within 120 days after the end of the fiscal year covered by the report.

Our definitive proxy statement will not be filed with the SEC within 120 days after the end of our fiscal year January 31, 2009; therefore, we are filing this Form 10-K/A to provide the incorporated information within the required time period.

In accordance with Rule 12b-15 under the Exchange Act of 1934, as amended, each item of the Original Form 10-K that is amended by this Form 10-K/A is also restated in its entirety, and this Form 10-K/A is accompanied by currently dated certifications on Exhibits 31.1 and 32.1 by the Company’s Chief Executive Officer and Exhibits 31.2 and 32.2 by the Company’s Chief Financial Officer. The Original Form 10-K was amended to: (i) delete the reference on the cover of the Original Form 10-K to the incorporation by reference of the registrant’s definitive proxy statement into Part III of the Annual Report on Form 10-K, (ii) remove the check mark indicating disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, (iii) update the number of shares outstanding of the Company’s Class A common stock as of May 19, 2009 on the cover of the Original Form 10-K, and (iv) revise Part III, Items 10 through 14 of our Original Form 10-K to include information previously omitted from the Original Form 10-K, and (iii) revise the Exhibit Index to reflect the filing of the new certifications.

Except as described above, no other changes have been made to the Original Form 10-K. The Original Form 10-K continues to speak as of April 3, 2009, the date of the filing of the Original Form 10-K, and other than expressly indicated in this Form 10-K/A, we have not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to April 3, 2009. Accordingly, this Form 10-K/A should be read in conjunction with the Original Form 10-K and our other reports filed with the SEC subsequent to the filing of the Original Form 10-K, including any amendments to those filings.

FORWARD-LOOKING STATEMENTS

The statements contained in this Amendment No. 1 to Form 10-K on Form 10-K/A that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”), including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of Convera Corporation (hereinafter referred to as “Convera,” “we,” “us” and “our” through this document). Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding our future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements included in this Form 10-K/A are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties discussed under the heading “Risk Factors” in our Original Form 10-K. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors, including those set forth in this Form 10-K/A.

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PART III

Item 10.  Directors, Executive Officers and Corporate Governance

Set forth below are the names, ages and positions of each of our directors and executive officers, as of January 31, 2009:

Name	Age	Position
Ronald J. Whittier	72	Chairman
Patrick C. Condo	52	President, Chief Executive Officer and Director
Herbert A. Allen	69	Director
Herbert A. Allen III	41	Director
Eli S. Jacobs	71	Director
Ajay Menon	47	Director
Carl J. Rickertsen	49	Director
Jeffrey White	61	Director
John C. Botts	68	Director
Alexander F. Parker	44	Director
Matthew G. Jones	48	Chief Financial Officer, Secretary and Treasurer

Business Experience of Directors and Officers

Ronald J. Whittier has been Chairman of the Company since the effective date of the business combination transaction (the “Combination”) of the former Excalibur Technologies Corporation (“Excalibur”) and Intel Corporation’s (“Intel”) Interactive Media Services division which created the Company on December 21, 2000 and was Chief Executive Officer from December 21, 2000 through April 5, 2001. Mr. Whittier is a founder and Chairman of TechFutures, a non-profit school, and has held that position since 1999. Mr. Whittier formerly held the position of Senior Vice President of Intel and General Manager of Intel’s Interactive Media Services division from 1999 until December 21, 2000. From 1995 to 1999, he was responsible for coordinating Intel’s various activities in content, applications and authoring tools. Prior to 1995, he held various jobs at Intel, including manager of Intel Architecture Labs, Director of Corporate Marketing and general manager of the Memory Products Division. Mr. Whittier joined Intel in 1970.

Patrick C. Condo has been President and a director of the Company since the effective date of the Combination on December 21, 2000 and was appointed to the additional position of Chief Executive Officer on April 5, 2001. Mr. Condo was formerly President and Chief Executive Officer of Excalibur since November 1995 and a director since January 1996, in each case through the effective date of the Combination. Mr. Condo was President of Excalibur from May 1995 to November 1995. He became Executive Vice President of Excalibur in January 1995 after serving as the Director of Business Development from November 1992.

Herbert A. Allen has been a director of the Company since the effective date of the Combination on December 21, 2000 and was a director of Excalibur since June 2000. He has been President, Chief Executive Officer, Managing Director and a director of Allen & Company Incorporated, a privately-held investment firm, for more than the past five years. He is a member of the Board of Directors of The Coca-Cola Company. He is the father of Herbert A. Allen III.

Herbert A. Allen III has been a director of the Company since January 2002. He has been President of Allen & Company LLC, an investment banking firm and broker-dealer affiliated with Allen & Company Incorporated, since September 2002. Prior to that, he was a Vice-President and later an Executive Vice President and a Managing Director of Allen & Company Incorporated since 1993. Prior to 1993, Mr. Allen was employed by T. Rowe Price, an investment management firm, and Botts & Company Limited, a funds management and investment company. He is the son of Herbert A. Allen.

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Eli S. Jacobs has been a director of the Company since February 2002. He has been a private investor for more than the past five years.

Ajay Menon has been a director of the Company since December 2005. Mr. Menon has served as the Dean of the College of Business at Colorado State University since July 2002. Mr. Menon, who has taught at the College of Business at Colorado State University since 1991, served as the Associate Dean of Academic and Executive Programs for the three years preceding his appointment as Dean. Mr. Menon received his bachelor’s in chemistry from the University of Bombay in India in 1982, his master’s in business administration from the University of Texas in 1986 and his doctorate in marketing from the University of North Texas-Denton in 1991.

Carl J. Rickertsen has been a director of the Company since April 2003. Since January 2004, Mr. Rickertsen has been a Managing Partner at Pine Creek Partners, an investment firm. From 1994 to 2003, Mr. Rickertsen was Chief Operating Officer of Thayer Capital, an investment firm. He also serves on the Board of Directors of MicroStrategy Incorporated, a software company, and United Agri-Products.

Jeffrey White has been a director of the Company since May 2003. Since February 2003, Mr. White has been President of Fare Play, Inc., a consulting company to major league baseball teams. He was self-employed as a consultant from April 2002 until February 2003. From 1991 through 2002, Mr. White served as Senior Vice President and Chief Financial Officer for Major League Baseball, Office of the Commissioner.

John C. Botts has been a director of the Company since June 2006. Since January 1, 2009, Mr. Botts has been a Managing Director of Allen & Company Advisors Limited in London. Since 1987, Mr. Botts has been Chairman of Botts & Company Limited, a London based private equity investment company. Mr. Botts is also a director of United Business Media Limited, Euromoney Institutional Investor PLC, Tisbury Europe Master Fund Limited and SpinVox Limited.

Alexander F. Parker has been a director of the Company since June 2006. Since 2007 Mr. Parker has been the Director of Research Computing in the Humanities at Harvard University. Between 2004 and 2007 Mr. Parker was an independent consultant. From 2001 to 2004, Mr. Parker was Chief Executive Officer of Global Education Network (“GEN”), a developer of online multimedia courses, and was Vice President of GEN from 2000 to 2001. Prior to his GEN experience, Mr. Parker was employed at McKinsey & Company, developing training and educational software. From 1995 to 1998, Mr. Parker worked at Harvard University, developing multimedia CD-ROMs, web sites, and other electronic interventions for students, as well as lecturing on various technology subjects.

Donald R. Keough, a director of the Company since January 2002, resigned his position from the Board of Directors on September 17, 2008. Mr. Keough was Chairman of Excalibur from June 1996 until the Combination. Since 1993, Mr. Keough has been Chairman of DMK International, an investment company, and of Allen & Company Incorporated. Mr. Keough has also been Chairman of Allen & Company LLC since September 2002. In addition, Mr. Keough served on the Board of Directors of Berkshire Hathaway Inc., The Coca Cola Company and InterActive Corp.

Matthew G. Jones has been the Company’s Chief Financial Officer, Treasurer and Secretary since July 2006. Mr. Jones served as the Company’s Vice President of Finance from April 2006 until July 2006. Prior to joining the Company in April 2006, Mr. Jones was Chief Financial Officer, Treasurer and Secretary of Space Adventures since July 2001 and held a number of senior financial management positions with several publicly-traded and private companies from 1992 through 2001. Mr. Jones is a certified public accountant with seven years of public accounting experience at Price Waterhouse.

Other than specified above, there are no family relationships among any of our directors or executive officers.

Audit Committee

Our Audit Committee currently consists of Messrs. Ajay Menon, Carl J. Rickertsen and Jeffrey White (Chairman). The Board has determined that all members of the Audit Committee are independent directors under NASDAQ rules and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. White qualifies as an “audit committee financial expert” as defined by the

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rules of the Securities and Exchange Commission (“SEC”). The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements. The responsibilities of the Audit Committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to us by our independent registered public accounting firm. The Audit Committee is governed by a written charter, a copy of which is available on our website at www.convera.com. The Audit Committee met four times during the fiscal year ended January 31, 2009.

Code of Business Conduct and Ethics

We have adopted a written code of conduct and ethics (the “Code”) which is applicable to all of our officers, directors and employees, including our Chief Executive Officer and Chief Financial Officer (collectively, the “Senior Officers”). In accordance with the rules and regulations of the SEC and the rules of NASDAQ, a copy of the Code has been posted on our website at www.convera.com. We intend to disclose any changes in or waivers from the Code applicable to any Senior Officers on our website and by filing a Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and regulations of the SEC thereunder require our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons that no other reports were required for such persons, we believe that during or with respect to the period from February 1, 2008 to January 31, 2009, all of the Section 16(a) filing requirements applicable to our executive officers, directors and ten percent stockholders were complied with on a timely basis, except for a late filing made by Patrick C. Condo who inadvertently filed a late Form 4 on January 12, 2009 reporting sales of stock by him on January 5, 2009 and January 6, 2009.

Item 11.  Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

The members of the Compensation Committee of the Board of Directors currently consist of Messrs. Ajay Menon (Chairman), Eli Jacobs, John Botts and Jeffrey White. All Compensation Committee members have been and currently are independent nonemployee directors as defined under Rule 16b-3 of the Exchange Act and satisfy the director independence requirements of the NASDAQ rules and the definition of “outside director” under Section 162(m) of the Internal Revenue Code. No special expertise in compensation matters is required for appointment to the Compensation Committee.

The Compensation Committee is responsible for all components of our executive compensation program and for administering all stock option plans under which stock option grants may be made to our executive officers. On an annual basis, the Compensation Committee evaluates the performance and compensation of our Chief Executive Officer and Chief Financial Officer. The Compensation Committee is also authorized to review and recommend the compensation of directors for approval by the full Board. The Compensation Committee took no action to modify director compensation in fiscal 2009.

The Compensation Committee’s charter can be found on our website at www.convera.com by first clicking on “About Convera” and then “Corporate Governance.” The charter can be modified by a decision of the Compensation Committee, subject to approval by the Board. The Compensation Committee has the authority on its own behalf to retain outside counsel and consultants as the Committee deems necessary it its sole discretion to advise the Committee on matters within the charter of the Committee and has the sole authority to approve such consultant’s fees and other terms of engagement. The charter gives the Compensation Committee the authority to make decisions on behalf of the Board with respect to matters within its authority and any other duties assigned to it by the Board. Under its charter, the Compensation Committee also has the authority to delegate to a subcommittee of its members any of its functions, duties and authority but has not done so.

The Compensation Committee meets quarterly in conjunction with regularly scheduled Board meetings, and also holds meetings via conference call when deemed necessary by the Committee or its chairperson. The

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agendas are determined through a collaborative process involving the Compensation Committee chairperson, the Chairman of the Board of Directors and our Chief Executive Officer, who sometimes are invited to attend meetings. These officers, if attending or participating in the meeting, are typically excused from the meeting when the Committee discusses their individual compensation or performance and during other executive sessions of the Committee. Our outside counsel also attends the Compensation Committee’s meetings.

Compensation Consultant/Role of Executives

The Compensation Committee did not retain an outside consultant in the fiscal year ended January 31, 2009.

Compensation Philosophy

The foundation of our executive compensation program is based on principles designed to align compensation with our business strategy, values and management initiatives. The program is implemented through three key elements:

•	attract and retain key executives who are critical to our long-term success;
•	integrate compensation programs which link compensation with our annual strategic planning and measurement processes to support a performance-oriented environment; and
•	tie meaningful compensation opportunities to the creation of additional shareholder value.

The Compensation Committee aims to achieve the first element by paying executive personnel a market base salary. Offering market base salary is designed to provide executive personnel with the benefits of a stable base compensation that is comparable to what they would receive from most of our competitors. The Compensation Committee attempts to achieve the second element through the adoption of an annual variable incentive plan, which ties annual bonus payments to specified annual performance objectives. The Committee endeavors to accomplish the third element by providing executive personnel with meaningful equity compensation awards in order to align executives’ incentives with stockholder value creation.

In order to further these objectives, for fiscal year ended January 31, 2009, our executive officer compensation program included three components (1) base salary, (2) an incentive bonus and (3) long-term incentive compensation for our two executive officers. Our compensation policy is that a substantial portion of the annual compensation of each executive officer should relate to and be contingent upon our performance, as well as the individual performance of each executive officer. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that we can continue to attract, retain and motivate key executives who are critical to our long-term success. The Compensation Committee does not employ outside consultants or utilize specific compensation surveys in evaluating competing company compensation policies or financial performance. Instead, the Compensation Committee members rely on their own experience and knowledge of Convera and its industry and also consider that of management and other Board members, in evaluating such factors.

Base Salary.  The Compensation Committee determines the salary ranges for each of our executive officer positions, including the Chief Executive Officer, based upon the scope, level, and strategic impact of the position, and on the historical pay levels of the particular executive officers, as well as information they may have for similarly positioned executive officers in comparable companies. Annual salary adjustments recognize sustained individual performance by the executive, with overall salary increase funding levels sensitive to both the individual’s and our performance. The Compensation Committee presents the salary recommendations for our executive officers to the Board of Directors for approval. In accordance with NASDAQ requirements, the independent directors must approve such compensation. These salary recommendations are based on the executive’s contribution to the Company, experience and expertise. For fiscal 2009, no adjustments were made to executive officers’ base salaries.

Incentive Bonus.  The incentive bonus program provides for cash awards based upon achievement of certain strategic and business goals established during the year, the individual’s level of responsibility and the individual’s personal performance. We calculate and pay bonuses on an annual basis following the close of the fiscal year. In March 2008, the Compensation Committee implemented an annual bonus plan for our two executive officers, Patrick C. Condo, our President and Chief Executive Officer, and Matthew G. Jones, our

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Chief Financial Officer, based upon our attainment of revenue goals and individual performance objectives. The relative weight of such targets for Mr. Condo was 75% (revenue goals) and 25% (individual performance objectives), respectively. The relative weight of such targets for Mr. Jones was 50% and 50%, respectively. The individual performance targets for each of the above named executive officers were segmented and weighted as well. For Mr. Condo, the focus of individual performance objectives was on business development, the hiring of key personnel and the formation of strategic alliances. For Mr. Jones, the focus of individual performance objectives was on management of the financial reporting process, receipt of the remaining FAST escrow as well as reducing our expense run rate to agreed upon levels. For fiscal year ended January 31, 2009, Mr. Condo did not earn any incentive cash bonus; Mr. Jones earned 50% of his maximum achievable bonus under the incentive bonus program.

Long-Term Incentive Compensation.  In March 2008, Mr. Condo and Mr. Jones were issued 700,000 and 300,000 shares, respectively, of common stock options at an exercise price of $1.92 per share. These shares have a three year cliff-vesting provision and are contingent on the Company achieving revenue and EBIDTA of $25 million and $2.5 million, respectively, for the fiscal year ended January 31, 2011.

Post-Termination Protection

We have provided for severance payments to our executive officers from time to time through individual employment agreements with such officers. The Compensation Committee believes these severance benefits are important to protect our officers from being involuntary terminated prior to or after a change in control and that the amounts provided for in such agreements are reasonable in nature. In addition, the Compensation Committee believes that these severance benefits align executive and stockholder interests by enabling the executive officers to consider corporate transactions that are in the best interests of the stockholders and our other constituents without undue concern over whether the transactions may jeopardize the officers’ own employment. Information regarding these arrangements is provided in the section “Employment Agreements and Other Arrangements.”

Deductibility of Executive Compensation

In making compensation decisions affecting the executive officers, the Compensation Committee considers our ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the Compensation Committee considers the requirements and impact of Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for annual compensation in excess of $1 million paid to our named executive officers. Certain compensation that qualifies under applicable tax regulations as “performance-based” compensation is specifically exempted from this deduction rule. The Compensation Committee cannot assure that it will be able to fully deduct all amounts of compensation paid to persons who are our named executive officers in the future. Further, because the Compensation Committee believes it is important to preserve flexibility in designing its compensation programs, it has not adopted a policy that all compensation must qualify as deductible under Section 162(m). The cash compensation that we paid to each of our named executive officers during fiscal year ended January 31, 2009 was below $1,000,000. We believe that stock options granted to our named executive officers under our stock option plans would qualify as “performance-based compensation” and therefore are Section 162(m) qualified.

Accounting for Stock-Based Compensation

On February 1, 2007, we adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment”, to account for all stock grants under all of its stock plans.

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Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our “principal executive officer” and “principal financial officer” (collectively, our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Patrick C. Condo President & CEO	2009	480,000	—		—		503,334	6,150	989,484
	2008	480,000	—		254,550	(3)	623,104	8,750	1,366,404
Matthew G. Jones Chief Financial Officer	2009	250,000	50,000	(4)	—		217,683	6,917	524,600
	2008	250,000	—		25,000	(5)	236,058	6,900	517,958

(1)	The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended January 31, 2009 in accordance with FAS 123R. Our stock-based compensation expense recognized under FAS 123R reflects an estimated forfeiture rate relating to service based vesting conditions. The values recognized in the “Option Awards” and “Stock Awards” columns above do not reflect such estimated forfeitures. See Stock Options in Note 11 of the notes to our consolidated financial statements in our Original Form 10-K for a discussion of all assumptions made by us in determining the FAS 123R values of its equity awards.
(2)	This amount consists of matching contributions to our 401(k) plan.
(3)	This amount includes the non-cash bonus earned by Mr. Condo in the amount of $41,750 pursuant to the fiscal year 2008 incentive bonus program, which was paid in shares of our common stock.
(4)	This bonus amount earned by Mr. Jones in fiscal year ended January 31, 2009 has not been paid as of the date of this filing.
(5)	Mr. Jones earned a non-cash bonus in the amount of $25,000 pursuant to the fiscal year 2008 incentive bonus program, which was paid in shares of our common stock.

Grants of Plan-Based Awards

The following table sets forth each equity and non-equity award granted to our Named Executive Officers during the fiscal year ended January 31, 2009.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)(1)	Target ($)	Maximum ($)
Patrick C. Condo(2)		16,667	200,000	200,000
	3/25/2008				700,000	1.92	968,800	(4)
Matthew G. Jones(3)		16,667	100,000	100,000
	3/25/2008				300,000	1.92	299,820	(4)

(1)	Represents the minimum amounts payable for achievement under the plan.
(2)	Mr. Condo was eligible to receive a target cash bonus of $200,000 and a maximum cash bonus of $200,000 pursuant to the fiscal 2009 incentive bonus plan. Mr. Condo received a bonus payment in fiscal year ended January 31, 2009 of $41,750 which was earned under the fiscal 2008 plan. The bonus was paid in shares of our common stock.
(3)	Mr. Jones was eligible to receive a target cash bonus of $100,000 and a maximum cash bonus of $100,000 pursuant to the fiscal 2009 incentive bonus plan. Mr. Jones received a bonus payment in fiscal year ended January 31, 2009 of $25,000 which was earned under the fiscal 2008 plan. The bonus was paid in shares of our common stock.
(4)	Calculated based on the number of shares of class A common stock underlying the options using the Black-Scholes-Merton option pricing model on the grant date.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option previously awarded to our Named Executive Officers as of January 31, 2009.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Patrick C. Condo	175,000		—	4.380	12/17/2009
	100,000		—	4.380	4/27/2010
	429,700		—	4.380	6/8/2011
	750,000	(1)	—	4.710	11/30/2014
	—	(2)	700,000	1.920	3/25/2018
Matthew G. Jones	18,750	(3)	31,250	5.510	7/18/2016
	9,374	(4)	15,626	5.580	7/24/2016
	56,250	(5)	168,750	4.435	12/6/2016
	15,000	(6)	—	3.300	8/21/2007
	—	(2)	300,000	1.920	3/25/2018

(1)	The options vest semi-annually in eight equal installments from the 11/30/2004 grant date.
(2)	The performance-based options have three year cliff vesting from the 3/25/2008 grant date contingent on the attainment of stated revenue and EBIDTA goals.
(3)	The options vest semi-annually in eight equal installments from the 7/18/2006 grant date.
(4)	The options vest semi-annually in eight equal installments from the 7/24/2006 grant date.
(5)	The options vest semi-annually in eight equal installments from the 12/6/2006 grant date.
(6)	The options were fully vested at the 8/21/2007 grant date.

Option Exercises and Stock Vested Table

Our Named Executive Officers did not have any stock awards vested in the fiscal year ended January 31, 2009. Neither of the Named Executive Officers exercised any options during fiscal 2009.

Potential Payments upon Termination or Change in Control

See “Employment Agreements and Other Arrangements” below for a discussion of the potential payments due to each of our Named Executive Officers upon a termination or change in control.

Employment Agreements and Other Arrangements

On November 14, 2005, our Board of Directors approved an employment agreement for our President and Chief Executive Officer, Patrick C. Condo. Mr. Condo’s employment agreement provides for an at-will employment arrangement, under which his annual base salary is $480,000 and he is eligible for a bonus of up to $200,000 per fiscal year based upon performance targets to be established by our Board of Directors. In addition, Mr. Condo’s employment agreement includes the following severance arrangements:

(a) If Mr. Condo’s employment is terminated without cause or he resigns for good reason (as such terms were defined by the Board), Mr. Condo will be entitled to 18 months of salary continuance, 1.5 times his target bonus for the year of termination, 18 months’ accelerated vesting of all options held by Mr. Condo and 18 months’ medical benefits coverage (either by reimbursement, continued coverage or replacement coverage) (collectively, the “Severance Benefits”). In addition, the 600,000 restricted stock award made to Mr. Condo pursuant to an agreement dated May 20, 2003, as amended on May 18, 2004 (the “Restricted Stock Award”),

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which otherwise vest on each consecutive one-year anniversary of the date of grant, will vest in full upon termination without cause and will be subject to 18 months’ additional vesting in the event he resigns for good reason. In order for Mr. Condo to receive the above benefits, he will be required to release us from all claims and agree to an 18-month non-compete and non-solicitation agreement.

(b) If Mr. Condo is terminated without cause or resigns for good reason within 18 months following a change of control of the Company, he will receive the same Severance Benefits described above. In addition, upon a change of control of the Company, the unvested portion of the Restricted Stock Award will vest in full.

On December 6, 2006, we entered into an at-will employment agreement with Matthew G. Jones, whereby Mr. Jones agreed to act as our Executive Vice President, Chief Financial Officer and Treasurer. Under his agreement with us, Mr. Jones’s base salary is $250,000 and he is eligible for a bonus of up to $100,000 per fiscal year, depending upon our actual performance compared to our operating plan. The agreement provided Mr. Jones a grant of options to purchase 225,000 shares of our common stock pursuant to our 2000 Stock Option Plan. Mr. Jones’s options vest 12.5% every six months and such vesting accelerates upon a change of control event affecting the Company. Under his employment agreement, if Mr. Jones’s employment is terminated by us (other than for reasons set forth in the agreement) or by Mr. Jones (in circumstances where he is entitled to do so under the agreement), we shall pay Mr. Jones any unpaid base salary, unreimbursed business expenses and accrued vacation through the termination date, as well as a lump sum amount equal to any bonus earned but not paid and up to one year of his then-current base salary, with such payment vesting one month for each month that Mr. Jones served as our Chief Financial Officer, up to the referenced one year.

Director Compensation

Each non-employee director, with the exception of Herbert A. Allen, Herbert A. Allen III and John C. Botts, is paid or entitled to $4,000 for attending each meeting of the Board of Directors at which there is a quorum, whether in person or by telephone, up to a maximum of $20,000 per fiscal year. In addition, all directors are eligible for reimbursement of their expenses in attending meetings of the Board of Directors. Members of the Audit Committee are also paid or entitled to $4,000 for attending each Audit Committee meeting for which there is a quorum, whether in person or by telephone, up to a maximum of $20,000 per fiscal year. Further, each non-employee director is granted options to purchase 25,000 shares of our common stock upon becoming a director. Such options vest in six semi-annual installments over three years and have a term of ten years.

During the fiscal year ended January 31, 2009, and for the prior two fiscal years, we paid Mr. Ronald J. Whittier, Chairman of the Board of Directors, a salary of $100,000 and provided Mr. Whittier with customary employee benefits for his services to us.

Employee directors receive no additional compensation for serving on the Board of Directors.

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as one of our directors during the fiscal year ended January 31, 2009, other than a director who also served as a Named Executive Officer.

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Ronald J. Whittier	100,000	—	3,917	(2)	103,917
Eli S. Jacobs	12,000	—	—		12,000
Ajay Menon	20,000	29,835	—		49,835
Carl J. Rickertsen	28,000	—	—		28,000
Jeffrey White	28,000	—	—		28,000
John C. Botts	—	29,835	—		29,835
Alexander F. Parker	12,000	29,835	—		41,835

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(1)	Represents the amount of stock-based compensation expense recognized by us for the year ended January 31, 2009 under FAS 123(R) on options granted during the fiscal year and in prior years to directors. Our stock-based compensation expense under FAS 123(R) includes estimates of expected forfeitures, which have not been included in the amounts reported in this table. For more information, including a discussion of valuation assumptions, see Note 11 “Employee Benefit Plans” in the notes to our consolidated financial statements contained in the Original Form 10-K.
(2)	This amount consists of our contributions to our 401k plan.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is one of our officers or employees or one of our subsidiaries’ officers or employees, and none has ever been one of our officers. No member of our Compensation Committee and none of our executive officers has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K/A for the fiscal year ended January 31, 2009.

Submitted by the members of the Compensation Committee:

Ajay Menon (Chairman)
Eli Jacobs
John Botts
Jeffrey White

10

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of April 30, 2009, information concerning the beneficial ownership of all classes of our common stock of (i) all persons known to us to beneficially own 5% or more of our common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all of our directors and executive officers as a group. Share ownership includes shares issuable upon exercise of outstanding options that are exercisable within 60 days of April 30, 2009.

Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership(1)		Percent of Class (%)
Allen Holding Inc.	11,728,587	(2)	21.9
LMM LLC	4,443,889	(3)	8.3
Ashford Capital Management, Inc.	7,252,882	(4)	13.6
Susan K. Allen	3,170,369	(5)	5.9
Ronald J. Whittier	1,359,771	(6)	2.5
Herbert A. Allen	17,276,457	(7)	32.3
Herbert A. Allen III	605,787	(8)	1.1
Eli S. Jacobs	30,834	(9)	*
Ajay Menon	20,834	(10)	*
Carl J. Rickertsen	65,000	(11)	*
Jeffrey White	85,000	(12)	*
John C. Botts	20,834	(13)	*
Alexander F. Parker	20,834	(14)	*
Patrick C. Condo	1,705,655	(15)	3.1
Matthew G. Jones	210,507	(16)	*
All directors and executive officers as a group (11 persons)	21,401,513	(17)	38.0

*	Represents less than one percent of the outstanding common stock.
**	Unless otherwise indicated, the address should be: c/o Convera Corporation, at 1921 Gallows Road, Suite 200, Vienna, Virginia.
(1)	To our knowledge, each person or entity listed has sole voting and investment power as to the shares indicated, except as described below.
(2)	Includes shares owned by Allen & Company Incorporated (“ACI”), a wholly-owned subsidiary of Allen Holding Inc. (“AHI”). Does not include any shares held directly by Herbert A. Allen, Herbert A. Allen III, Susan K. Allen, Bruce Allen and certain of their affiliates, who together with AHI and ACI may be considered a “group,” as such term is defined by Section 13(d) of the Securities Exchange Act of 1934 (“Section 13(d)”), and as disclosed in the Amendment No. 4 on Schedule 13D filed by such parties with the SEC on July 14, 2005. The address for AHI is 711 Fifth Avenue, NY, NY 10022.
(3)	As reported in an Amendment No. 5 to Schedule 13G filed with the SEC by LMM, LLC and Legg Mason Opportunity Trust on February 17, 2009. The address for this holder is 100 Light Street, Baltimore, MD 21202.
(4)	As reported in an Amendment No. 4 to Schedule 13G filed with the SEC by Ashford Capital Management, Inc. on February 17, 2009. The address for this holder is P.O. Box 4172, Wilmington, DE 19807.
(5)	Does not include shares owned by AHI, ACI, Herbert A. Allen, Herbert A. Allen III, Bruce Allen and certain of their affiliates, who together with Ms. Allen may be considered a “group,” as such term is defined by Section 13(d). The address for Ms. Allen is 711 Fifth Avenue, NY, NY 10022.
(6)	Includes outstanding options to purchase 925,000 shares, which were exercisable on or within 60 days of April 30, 2009.
(7)	Includes the shares held directly by AHI, ACI and Allen SBH Investments LLC (“SBH”). Mr. Allen, a stockholder and the President and Chief Executive Officer of AHI, the President and Chief Executive Officer of ACI and a stockholder and the Managing Member, President and Chief Executive Officer of

11

SBH, may be deemed a beneficial owner of the shares held by AHI, ACI and SBH. Mr. Allen disclaims beneficial ownership of the securities reported to be held by AHI, ACI and SBH, except to the extent of his pecuniary interest therein. Also includes 25,000 shares underlying outstanding stock options exercisable within 60 days of April 30, 2009 held by Mr. Allen. Does not include shares owned by Herbert A. Allen III, Susan K. Allen, Bruce Allen and certain of their affiliates, who together with Mr. Allen, AHI, ACI and SBH may be considered a “group,” as such term is defined by Section 13(d).
(8)	Includes 196,667 shares owned by Allen & Company LLC and 383,820 shares owned by HAGC Partners, L.P, as to which Mr. Herbert A. Allen III shares voting and disposition authority. Also includes outstanding options to purchase 25,000 shares, which were exercisable on or within 60 days of April 30, 2009. Mr. Allen disclaims beneficial ownership of the shares held by Allen & Company LLC, except to the extent of his pecuniary interest therein. Does not include shares owned by AHI, ACI, SBH, Herbert A. Allen, Susan K. Allen, Bruce Allen and certain of their affiliates, who together with Mr. Herbert A. Allen III may be considered a “group,” as such term is defined by Section 13(d).
(9)	Represents outstanding options to purchase 30,834 shares, which were exercisable on or within 60 days of April 30, 2009.
(10)	Represents outstanding options to purchase 20,834 shares, which were exercisable on or within 60 days of April 30, 2009.
(11)	Represents outstanding options to purchase 65,000 shares, which were exercisable on or within 60 days of April 30, 2009.
(12)	Represents outstanding options to purchase 85,000 shares, which were exercisable on or within 60 days of April 30, 2009.
(13)	Represents outstanding options to purchase 20,834 shares, which were exercisable on or within 60 days of April 30, 2009.
(14)	Represents outstanding options to purchase 20,834 shares, which were exercisable on or within 60 days of April 30, 2009.
(15)	Includes outstanding options to purchase 1,454,700 shares, which were exercisable on or within 60 days of April 30, 2009.
(16)	Includes outstanding options to purchase 202,498 shares, which were exercisable on or within 60 days of April 30, 2009.
(17)	Includes outstanding options to purchase 2,875,534 shares, which were exercisable on or within 60 days of April 30, 2008. Also includes the shares held by the entities described in footnotes (7) and (8) above deemed to be beneficially owned by Herbert A. Allen and Herbert A. Allen III, respectively.

Item 13.  Certain Relationships and Related Transactions, and Director Independence

Certain Relationship and Related Transactions

Since February 1, 2007, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of our capital stock or any member of such person’s immediate family had or will have a direct or indirect material interest other than agreements which are described under the caption “Executive Compensation” and the transactions described below.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving any transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000. The Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products.

On March 31, 2007, we agreed to sell the assets of its Enterprise Search business to Fast Search & Transfer (“FAST”) for $23.0 million. The transaction closed on August 9, 2007, with FAST assuming certain obligations of the business and retaining certain employees serving our Enterprise Search customers. Allen & Company LLC, an investment banking firm affiliated with certain of our directors, acted as a financial advisor to us with respect to the transaction and received 1.5% of the consideration plus expenses, which totaled $349,000. Mr. Herbert A. Allen III is President of Allen & Company LLC and Mr. Donald R. Keough is

12

Chairman of Allen & Company LLC. Mr. Herbert A. Allen is President, Chief Executive Officer, and a director of Allen & Company Incorporated, which is affiliated with Allen & Company LLC.

We have entered into indemnification agreements with our directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and certain future officers.

Director Independence

As required under the NASDAQ Global Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent” as defined in Rule 4200 of the NASDAQ listing standards, as affirmatively determined by the board of directors. Our Board of Directors consults with our outside counsel to ensure that the Board of Directors’ determinations are consistent with all relevant laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Management has reviewed the directors’ responses to a questionnaire asking about their transactions, relationships and arrangements with us (and those of their immediate family members) and other potential conflicts of interest. Other than as set forth below, these questionnaires did not disclose any transactions, relationships or arrangements that question the independence of our directors. After reviewing this information, our Board of Directors has determined that the following directors, which constitute a majority of the Board of Directors, are independent directors within the meaning of the applicable NASDAQ rules: Messrs. Eli S. Jacobs, Ajay Menon, Carl J. Rickertsen, Jeffrey White, John Botts and Alexander Parker.

Item 14.  Principal Accounting Fees and Services

The following table shows the fees paid or accrued by us for the audit and other services provided by our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended January 31, 2009 and 2008.

	2009	2008
Audit Fees(1)	$395,938	$562,547
Audit-Related Fees(2)	—	102,500
Tax Fees(3)	—	—
All Other Fees	—	—
Total	$395,938	$665,047

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and the effectiveness of internal control over financial reporting, review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2)	Audit-related fees generally include accounting advisory fees related to transactions impacting our financial statements and auditor consents required to be included in certain filings with the SEC.
(3)	Tax fees principally include tax advisory fees and tax compliance fees.

The Audit Committee has concluded that the provision of audit-related services listed above is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees, provided that the Chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. All of the services described above were approved by the Audit Committee in accordance with the foregoing policy.

13

PART IV

Item 15.  Exhibits, Financial Statement Schedules

(a)  Documents filed as part of Form 10-K/A

1. Financial Statements:

The following financial statements of Convera Corporation were filed in the Original Form 10-K in a separate section pursuant to the requirements of Form 10-K, Part I, Item 8:

Index to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets

Consolidated Statements of Operations and Comprehensive Loss

Consolidated Statements of Shareholders’ Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

2. Schedules Supporting Financial Statements:

All schedules are omitted because they are not required, are inapplicable, or the information is otherwise shown in the consolidated financial statements or notes to the consolidated financial statements.

3. Exhibits:

See Exhibit Index on the following page.

14

Exhibit Index

Exhibit No.	Exhibit Title	Incorporated by Reference from the Following Documents
3.1	Amended and Restated Certificate of Incorporation of Convera	Form S-4 (Registration No. 333-50172), November 17, 2000
3.2	By-laws of Convera (Amended and Restated)	Form 10-K, April 3, 2009
3.3	Amendment to By-Laws	Form 10-K, March 31, 2006
10.1	1995 Incentive Plan, dated November 1995	Form 10-K, April 3, 2009
10.2	Convera 2000 Stock Option Plan (Amended and Restated)	Form 10-K, April 3, 2009
10.3	Office Lease (1808 Aston Avenue, Carlsbad, California) commencing November 1, 2001	Form 10-K, April 3, 2009
10.4	Amended and Restated Convera Corporation 1996 Employee Stock Purchase Plan	Form 10-K, April 3, 2009
10.5	AT&T Master Agreement dated August 24, 2004	Form 10-K, April 1, 2005
10.6	Office Sublease (Sublandlord – MWH Americas, 6760 Alexander Bell Drive, Columbia Maryland) commencing June 1, 2005	Form 10-K, March 31, 2006
10.7	Office Lease (6760 Alexander Bell Drive, Columbia Maryland) commencing August 20, 2005	Form 10-K, March 31, 2006
10.8	Employment Agreement with Patrick C. Condo dated October 24, 2005	Form 10-K, March 31, 2006
10.9	Office Lease Amendment (1808 Aston Avenue, Carlsbad, California) commencing January 17, 2007	Form 10-K, May 1, 2007
10.10	Employment Agreement with Matthew Jones, dated December 6, 2006	Form 10-K, May 1, 2007
10.11	Amended and Restated Asset Purchase Agreement with FAST Search and Transfer Inc., effective August 9, 2007	Form 8-K, August 15, 2007
10.12	Office Lease Amendment (1921 Gallows Road, Vienna Virginia) commencing January 1, 2008	Form 10-K, April 2, 2008
10.13	Office Centre Service Agreement (Venture House, Arlington Square, Downshire Way, Bracknell, United Kingdom), commencing March 1, 2008	Form 10-K, April 2, 2008
21.1	Subsidiaries of Convera	Form 10-K, April 30, 2004
23.1	Consent of Independent Registered Public Accounting Firm	Form 10-K, April 3, 2009
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a)/15d-14(a)	Filed Herewith
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a)/15d-14(a)	Filed Herewith
32.1	Certification of Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	Filed Herewith
32.2	Certification of Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	Filed Herewith

15

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONVERA CORPORATION
By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer

Date: June 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Patrick C. Condo Patrick C. Condo	President, Chief Executive Officer and Director (Principal Executive Officer)	June 1, 2009
/s/ Matthew G. Jones Matthew G. Jones	Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)	June 1, 2009
/s/ Ronald J. Whittier Ronald J. Whittier	Chairman of the Board	June 1, 2009
/s/ Herbert A. Allen Herbert A. Allen	Director	June 1, 2009
/s/ Herbert A. Allen, III Herbert A. Allen, III	Director	June 1, 2009
/s/ John C. Botts John C. Botts	Director	June 1, 2009
/s/ Eli S. Jacobs Eli S. Jacobs	Director	June 1, 2009
/s/ Ajay Menon Ajay Menon	Director	June 1, 2009
/s/ Carl J. Rickertson Carl J. Rickertson	Director	June 1, 2009
/s/ Jeffrey White Jeffrey White	Director	June 1, 2009
/s/ Alexander F. Parker Alexander F. Parker	Director	June 1, 2009

16

Exhibit 31.1

CERTIFICATION

I, Patrick C. Condo, certify that:

(1)	I have reviewed this Annual Report on Form 10-K/A of Convera Corporation;
(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
(4)	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
(5)	The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer June 1, 2009

Exhibit 31.2

CERTIFICATION

I, Matthew G. Jones, certify that:

(1)	I have reviewed this Annual Report on Form 10-K/A of Convera Corporation;
(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
(4)	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
(5)	The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer June 1, 2009

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K/A of Convera Corporation (the “Company”) for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick C. Condo, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer June 1, 2009

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K/A of Convera Corporation (the “Company”) for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew G. Jones, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer June 1, 2009

Annex H

CONVERA’S QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED APRIL 30, 2009

H-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended April 30, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to ____________

Commission File Number 000-31989

CONVERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1987541
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1921 Gallows Road, Suite 200, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 761-3700

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Exchange Act Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares outstanding of the registrant’s Class A common stock as of May 19, 2009 was 53,501,183.

CONVERA CORPORATION

QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED APRIL 30, 2009

1

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	April 30, 2009	January 31, 2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$19,889	$22,754
Accounts receivable, net of allowance for doubtful accounts of $122 and $165, respectively	631	620
Prepaid expenses and other	338	447
Total current assets	20,858	23,821
Equipment and leasehold improvements, net of accumulated depreciation of $8,191 and $9,672, respectively	318	460
Other assets	596	596
Total assets	$21,772	$24,877
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$356	$502
Accrued expenses	1,465	1,675
Deferred revenues	64	4
Total liabilities	1,885	2,181
Commitments and Contingencies
Shareholders’ Equity:
Common stock Class A, $0.01 par value, 100,000,000 shares authorized; 54,157,738 and 54,157,738 shares issued, respectively; 53,501,183 and 53,501,183 shares outstanding, respectively	540	540
Treasury stock at cost, 656,555 and 656,555 shares, respectively	(1,517)	(1,517)
Additional paid-in-capital	1,173,114	1,172,965
Accumulated deficit	(1,150,194)	(1,147,215)
Accumulated other comprehensive loss	(2,056)	(2,077)
Total shareholders’ equity	19,887	22,696
Total liabilities and shareholders’ equity	$21,772	$24,877

See accompanying notes.

2

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended April 30,
	2009	2008
Revenues:
Hosted services	$199	$402
Expenses:
Cost of revenues	769	1,829
Sales and marketing	242	876
Research and product development	828	1,234
General and administrative	1,350	2,068
	3,189	6,007
Operating loss	(2,990)	(5,605)
Other income, net	11	179
Loss before income tax expense	$(2,979)	$(5,426)
Income tax	—	—
Net loss	$(2,979)	$(5,426)
Basic and diluted net loss per common share	$(0.06)	$(0.10)
Weighted-average number of common shares outstanding – Basic and diluted	53,501,183	53,305,928
Other comprehensive loss:
Net loss	$(2,979)	$(5,426)
Foreign currency translation adjustment	21	(16)
Comprehensive loss	$(2,958)	$(5,442)

See accompanying notes.

3

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	For the Three Months Ended April 30,
	2009	2008
Cash Flows from Operating Activities:
Net loss	$(2,979)	$(5,426)
Adjustments to reconcile net loss to net cash used in operating activities from continuing operations:
Depreciation and amortization	142	688
Provision for doubtful accounts	48	—
Stock-based compensation	149	887
Gain on disposal of assets	—	(26)
Changes in operating assets and liabilities:
Accounts receivable	(47)	(282)
Prepaid expenses and other assets	109	(113)
Accounts payable and accrued expenses	(349)	(17)
Deferred revenues	60	(17)
Net cash used in operating activities	(2,867)	(4,306)
Cash Flows from Investing Activities:
Purchases of equipment and leasehold improvements	(9)	(65)
Proceeds from disposal of assets	—	63
Net cash used in investing activities	(9)	(2)
Cash Flows from Financing Activities:
Payment of working capital adjustment related to the sale of the RetrievalWare business	—	(968)
Net cash used in financing activities	—	(968)
Effect of exchange rate changes on cash	11	(15)
Net decrease in cash and cash equivalents	(2,865)	(5,291)
Cash and cash equivalents, beginning of period	22,754	36,641
Cash and cash equivalents, end of period	$19,889	$31,350

See accompanying notes.

4

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(1)  CONVERA CORPORATION

Nature of Operations

Convera Corporation (“Convera,” “us,” “our” or “we”) provides vertical search services to the websites of trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the World Wide Web (“the Web”.) The result is a more relevant and comprehensive search experience for the user designed to drive traffic to the publishers’ websites. We also offer web site hosting and vertical search related professional services and training to publishers.

We provide publishers with our vertical search technology on a “software as a service” basis. We provide the technical infrastructure, search expertise and best practice advice required to build vertical search applications. The publisher provides the insight into the information needs of the target community, which is used to customize the look, feel and functionality of the search experience to the needs of that community. Search results can be presented to the user through an intuitive and dynamic page layout that is designed, controlled and branded by the publisher. Our vertical search offering can be integrated into one or more of the publisher’s existing websites or used to establish a new brand or product. As an option, we can host the search results but still present the results under the publisher’s brand. Our advertising server capabilities, which are built into our Web Search Platform, allow us to serve any type of ad and measure all key analytics.

On May 29, 2009 Convera and our wholly owned subsidiary, B2BNetSearch, Inc. entered into an agreement and plan of merger with Firstlight Online Limited, a UK company (“Firstlight”). When the merger becomes effective, Convera and Firstlight will each own 33.3% and 66.7% of the total outstanding common stock of the new company, respectively, subject to certain adjustments which may enable Convera to own up to 42% of the new company. For further information on this merger agreement see Note 10 — Subsequent Events.

Convera is traded on the NASDAQ stock market (CNVR) and is headquartered at 1921 Gallows Road, Vienna, VA 22182. Our main corporate telephone number (703) 761-3700.

As of April 30, 2009 and 2008, Allen Holding, Inc., together with Allen & Company Incorporated, Herbert A Allen and certain related parties (collectively “Allen & Company”) beneficially owned approximately 42% of the voting power of Convera and held three seats on the Board of Directors, and would therefore be able to influence the outcome of matters requiring a stockholder vote.

Our operations are subject to certain risks and uncertainties including, but not limited to, the effect of general business and economic trends, including the recent global economic turmoil and slowdown; the ability to continue funding operating losses and achieve profitability; the ability of our vertical search business to achieve market acceptance; the ability to compete effectively and respond to rapid technological changes; possible adverse changes to our intellectual property which could harm our ability to compete; actual and potential competition by entities with greater financial resources, experience and market presence than Convera; reliance on a third party hosting facility; a dependence on international sales; the need to attract and retain highly skilled personnel; the ability to use our net operating loss carryforwards; the sufficiency of our internal controls; the availability of additional capital financing on terms acceptable to us, if at all; and the present ownership structure which includes Allen Holdings Inc. and related parties who are able collectively to significantly influence the outcome of matters requiring a stockholder vote, such that other shareholders will not have an influence over any such matters.

5

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Information

These consolidated financial statements are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements, and the notes thereto, included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009. In the opinion of management, the consolidated financial statements for the fiscal periods presented herein include all normal and recurring adjustments that are necessary for a fair presentation of the results for these interim periods. The results of operations for the three-month period ended April 30, 2009 are not necessarily indicative of the results for the entire fiscal year ending January 31, 2010.

Principles of consolidation

The consolidated financial statements include the accounts of Convera Corporation and its wholly-owned subsidiaries. All intercompany transactions and accounts have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues, expenses and contingent assets and liabilities. We base those estimates on historical experience and other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets, liabilities and equity that are not readily apparent from other sources. Actual results could differ from those estimates.

Concentrations of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. For the quarters ended April 30, 2009 and 2008, total revenues derived from international sales were approximately $45,000 and $380,000, representing approximately 23% and 95% of total revenues, respectively. Most of our international sales are in the United Kingdom. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the general economic environment as well as the industry in which we operate. We currently maintain an allowance of $122,000 for anticipated losses. As our customer base grows, we will periodically review whether this provision is adequate. Three customers accounted for a total of 47% of the revenues for the quarter ended April 30, 2009, individually accounting for 25%, 11% and 11% of total revenues, respectively. One customer accounted for a total of 80% of the revenues for the quarter ended April 30, 2008.

Revenue Recognition

Revenue from our vertical search service offering can consist of hosted services, professional services and advertising revenue shares.

Our vertical search services revenues are recognized in accordance with SEC Staff Accounting Bulletin No. 104 (SAB 104) “Revenue Recognition.” We evaluate vertical search services arrangements that have

6

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

multiple deliverables, in accordance with as Emerging Issues Task Force (“EITF”) Abstract Issue No. 00-21 “Revenue Arrangements with Multiple Deliverables.” Revenue is recognized when the services have been performed, the price is fixed and determinable, persuasive evidence of an arrangement exists and collection of the resulting receivable is reasonably assured. Multiple deliverable arrangements that contain elements that do not qualify as separate units of accounting are recognized ratably over the term of the hosting arrangement.

Our contracts entitle us to receive either: (1) a percentage of the advertising revenue generated by the customer search site (“ad share revenue”) or, (2) fees based on the search volume consumed by the customer (“search volume revenue”). The majority of our current contracts are ad share arrangements that entitle us to receive a percentage of customer search-related advertising revenue earned (typically between 20% and 50% of net advertising revenues). Many of these ad share contracts also contain monthly minimum service fees that we continue to receive until monthly website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. Search volume contracts entitle us to receive fees based on the search volume consumed by the customer. These arrangements typically include a fixed monthly minimum fee based on the contracted search volume the customer expects to consume on a monthly basis. We are entitled to receive additional fees from customers whose monthly search volumes exceed the contracted amounts. Contract minimums, including both ad share and search volume contract minimums, and other hosting fees or set-up fees are recognized ratably over the term of the vertical search service agreement. Advertising share and search volume revenues in excess of these minimums are recognized when earned under the provisions of the vertical search services agreement.

Revenues from training and professional services are recognized when the services are performed, provided they qualify as separate units of accounting.

Deferred revenue is recorded when payments are received in advance of our performance in the underlying agreements.

Stock-based Compensation

On February 1, 2006, we adopted the provisions of and accounted for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), that addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for either: (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS 123(R) requires that stock-based compensation be accounted for using a fair value based method. We use the Black-Scholes-Merton (“Black–Scholes”) option pricing model to determine the fair value of stock-based awards under SFAS 123(R).

Research and Product Development Costs

Our software development costs are accounted for in accordance with AICPA Statement of Position 98-1 (SOP98-1) “Accounting for the Cost of Computer Software Developed or Obtained for Internal Use”. We expense costs incurred in the preliminary project stage and, thereafter, we capitalize permitted costs incurred in the development or acquisition of internal use software.

Certain costs such as research and development, maintenance and training are expensed as incurred. Amortization of the capitalized costs begins on a straight-line basis over the estimated use life of the asset.

Impairment of Long-Lived Assets

We evaluate all of our long-lived assets for impairment in accordance with the provisions of Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”). SFAS No. 144 requires that long-lived assets, including property and equipment, be evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an
7

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. Should events indicate that any of our assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value of the impaired asset and the impairment will be recorded in earnings during the period of such impairment.

Exit and Disposal Activities

We recognize exit and disposal costs in accordance with SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities”. SFAS 146 generally requires the recognition of an expense and related liability for one-time employee termination benefits at the communication date and contract termination costs at the cease-use date. The expense and liability are measured at fair value, which is generally determined by estimating the future cash flows to be used in settling the liability.

Recently Issued Accounting Pronouncements

In April 2009, the FASB issued FSP FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” This FSP provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. This FSP emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. FSP FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and is applied prospectively. We are in the process of evaluating this FSP and do not believe that the implementation of this standard will have a material impact on our consolidated financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments”. This FSP amends FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments” to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS 107-1 and APB 28-1 are effective for interim and annual reporting periods ending after June 15, 2009. We do not expect the adoption of this standard to have a material impact on our consolidated financial statements.

(3)  NET LOSS PER COMMON SHARE

We follow SFAS No. 128, “Earnings per Share,” for computing and presenting per share information. Basic income or loss per common share is computed by dividing net income or (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per common share excludes common stock equivalent shares and unexercised stock options as the computation would be anti-dilutive.

8

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(3)  NET LOSS PER COMMON SHARE  – (continued)

The following tables set forth the computation of basic and diluted net income (loss) per common share (in thousands, except share and per share data):

	Three Months Ended April 30,
	2009	2008
Net loss Numerator:	$(2,979)	$(5,426)
Denominator:
Weighted average number of common shares outstanding – basic and diluted	53,501,183	53,305,928
Basic and diluted net loss per common share	$(0.06)	$(0.10)

The following equity instruments were not included in the computation of diluted net loss per common share because their effect would be anti-dilutive.

	Three Months Ended April 30,
	2009	2008
Stock options	7,057,834	8,035,501
Deferred stock	—	300,000
	7,057,834	8,335,501

(4)   SEGMENT REPORTING

Our chief operating decision-makers review financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by geographic region for purposes of allocating resources and evaluating financial performance. There are no segment managers who are held accountable by our chief operating decision-makers, or anyone else, for operations, operating results and planning for levels or components below the consolidated unit level. Accordingly, we consider ourselves to be in a single reporting segment and operating unit structure.

Operations by Geographic Area

Revenues by geographic region are based on the billing addresses of our customers. The following table sets forth revenues and long-lived assets by geographic region (in thousands):

	Three Months Ended April 30,
	2009	2008
Sales to Customers:
United States	$154	$22
United Kingdom	45	352
All other	—	28
	$199	$402

	April 30, 2009	January 31, 2009
Long-lived assets:
United States	$900	$1,042
All Other	14	14
	$914	$1,056

9

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(4)   SEGMENT REPORTING  – (continued)

Major Customers

Three customers accounted for a total of 47% of the revenues for the quarter ended April 30, 2009, individually accounting for 25%, 11% and 11% of total revenues, respectively. One customer accounted for a total of 80% of the revenues for the quarter ended April 30, 2008.

(5)  FAIR VALUE MEASUREMENTS

Effective February 1, 2008, we adopted SFAS 157, except as it applies to the nonfinancial assets and nonfinancial liabilities subject to FSP SFAS 157-2. SFAS 157 defines fair value as a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. SFAS 157 requires that assets and liabilities carried at fair value be classified and disclosed according to the following three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 — Observable inputs that reflect quoted prices for identical assets or liabilities in active markets.

Level 2 — Inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are not supported by market data

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Assets and liabilities measured at fair value are summarized below (unaudited, in thousands):

Description	April 30, 2009	Fair Value Measurement at Reporting Date Using
		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Cash equivalents:
Money market funds	$19,134	$19,134	$—	$—

(6)  INCOME TAXES

Our interim effective income tax rate is based on management’s best current estimate of the expected annual effective income tax rate. Based on current projections of taxable income for the year ending January 31, 2010, we expect to generate additional Net Operating Losses (“NOLs”) for the remainder of the year.

As of April 30, 2009, our deferred tax assets exceed our deferred tax liabilities. As we have not generated earnings and no assurance can be made of future earnings needed to utilize these assets, a valuation allowance in the amount of the net deferred tax assets has been recorded.

We adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on February 1, 2007. As of the date of this report FIN 48 has not had an impact our financial position or results of operations. We concluded that there are no uncertain tax positions requiring recognition in our consolidated financial statements. Our policy is to recognize interest and penalties in the period in which they occur in the income tax provision (benefit). We file income tax returns in the US federal jurisdiction, various states and local jurisdictions and in foreign jurisdictions, primarily the U.K. and Canada. Tax years that remain subject to examination include: US federal and state tax returns from fiscal 2005 to present; Tax returns in the U.K. from fiscal 2006 to present and Canadian tax returns from fiscal 2005 to present. We are not currently under audit for income taxes in any jurisdiction.

10

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(7)  CONTINGENCIES

From time to time, we may be a party to various legal proceedings, claims, disputes and litigation arising in the ordinary course of business. We believe that the ultimate outcome of these matters, individually and in the aggregate, will not have a material adverse affect on our financial position, operations or cash flow. However, because of the nature and inherent uncertainties of litigation, should the outcome of these actions or future actions be unfavorable, our financial position, operations and cash flows could be materially adversely affected.

(8)  RELATED PARTY TRANSACTIONS

John C. Botts, a member of the board of directors of Convera, is also Chairman of United Business Media PLC, the parent company of CMP Information LTD (“CMP”) which is a customer of Convera. Sales to CMP for the three months ended April 30, 2009 and 2008 were $23,000 and $322,000, respectively. Amounts due from CMP were $319,000, and $377,000 (excluding deferred revenue) as of April 30, 2009 and January 31, 2009, respectively. A contractual dispute with CMP was resolved during the quarter ended April 30, 2009 resulting in the balance outstanding, net of the reserve, being paid in full in May 2009.

(9)  STOCK-BASED COMPENSATION

SFAS No. 123(R) requires the use of a valuation model to calculate the fair value of stock-based awards. We have elected to use the Black-Scholes option-pricing model, which incorporates various assumptions including volatility, expected life, risk free interest rates and dividend yields. The expected volatility is based on term-matching historical volatility. The expected life of an award is computed using a combination of historical holding periods combined with hypothetical holding periods on a weighted average basis. We have determined that directors and non-directors display significantly different exercise behavior, and accordingly established two groups for option valuation: Group 1 is comprised of directors; Group 2 includes all other employees. As SFAS No. 123(R) requires that stock-based compensation expense be based on awards that are ultimately expected to vest, stock-based compensation expense for the quarters ended April 30, 2009 and 2008 have been reduced for estimated forfeitures.

Performance Stock Options:

During the first quarter of fiscal 2009, 3.1 million common stock options were issued at an exercise price of $1.92 per share to members of the senior management team. The vesting of the options is contingent upon the Company achieving revenue and EBIDTA of $25 million and $2.5 million, respectively, for the fiscal year ended January 31, 2011. These options were valued using the Black-Scholes option pricing model on the grant date and the aggregate compensation expense for these awards, provided all such options vest, was determined to be $3.4 million. Performance stock options are evaluated in accordance with SFAS No. 123(R) on a quarterly-basis over the performance period to determine whether achievement of the underlying performance goals is probable. As of April 30, 2009 and 2008, the Company has concluded that the achievement of the performance measurements is not probable and therefore has recorded no compensation expense. If the Company determines in a subsequent period that achievement of the performance goals is now probable, a cumulative catch-up expense adjustment will be required equal to that portion of the total compensation expense attributable to the three year vesting period that has elapsed.

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(9)  STOCK-BASED COMPENSATION  – (continued)

The following table shows the weighted-average assumptions used to estimate the fair values for all stock option grants that occurred during the quarter ended April 30, 2008. There were no options granted during the quarter ended April 30, 2009.

Three Months Ended April 30, 2008
Expected term of stock options	4.73 Years
Expected volatility	68%
Risk free interest rates	2.63%
Dividend yield	None
Weighted average grant date fair value of options granted during the period	$1.09

As of April 30, 2009 a total of $0.8 million of unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of 1.1 years.

Deferred Stock Compensation Plan

Beginning in fiscal year 2004 several of our senior officers were awarded shares of deferred stock pursuant to the Company’s 2000 Stock Option Plan. The fair value of these awards was recognized as compensation expense over the corresponding service period in accordance with the provisions of FAS 123(R). All non-vested shares of deferred stock vested prior to the fiscal year ended January 31, 2009. As a result there was no impact of recording stock-based compensation related to deferred stock on our results of operations during the quarter ended April 30, 2009.

The impact on our results of operations of recording stock-based compensation related to stock options and deferred stock for the three-month periods ended April 30, 2009 and 2008 was as follows (in thousands):

	Three Months Ended April 30,
	2009	2008
Cost of revenues	$(1)	$52
Sales and marketing	14	46
Research and product development	51	231
General and administrative	85	489
Total	$149	$818

(10)   SUBSEQUENT EVENTS

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Firstlight Online Limited, a UK company (“Firstlight”). Pursuant to the Merger Agreement, unless the form of combination is modified, B2B will merge with and into an indirect wholly owned subsidiary of Firstlight (“Merger Sub”), which is owned by a wholly owned direct subsidiary of Firstlight or a surviving company of Firstlight after Firstlight’s internal restructuring (“Company”), with Merger Sub as the surviving corporation. When the merger becomes effective, Convera and Firstlight will each own 33.3% and 66.7% of the total outstanding common stock of Company, respectively, subject to certain adjustments which may enable Convera to own up to 42% of Company prior to the distribution as described below. Firstlight and its subsidiaries are in the business of online advertising sales and marketing. The combined new company will bring together the vertical search technology of Convera and the advertising sales and marketing capabilities of Firstlight. The merger is subject to Convera stockholders’ approval and certain other customary closing conditions. The merger is expected to close during the 2009 summer.

12

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(10)   SUBSEQUENT EVENTS  – (continued)

Convera’s board of directors adopted a plan of dissolution, which will become effective prior to the closing of the merger upon Convera stockholder’s approval. Convera will file a certificate of dissolution with the Delaware Secretary of State following the merger.

Pursuant to the Merger Agreement, prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries.

Pursuant to the Merger Agreement, the $3 million cash funding assigned by Convera to B2B will be subject to reduction on a dollar-for-dollar basis by an agreed upon daily amount for delays in the closing beyond 60 days after the Merger Agreement is signed, with specified exceptions. In addition, Convera will provide Company with a $1 million line of credit, which is convertible into common stock of Company. Company will be entitled to draw down the line of credit in whole or in part, for a six-month period following the closing date of the merger. Any portion of the credit line drawn down by Company will accrue a 10% annual interest and will become due and payable by Company upon the first anniversary of the closing date of the merger. Convera has the right to convert all or any portion of the draw-down amount into Company common stock anytime before its repayment in full. The full conversion of the credit line will result in an increase of Convera’s ownership in Company to up to 42.5% of the total outstanding Company common stock. If Convera elects to convert less than the entire amount, Company will issue shares to Convera on a pro rata basis.

On May 29, 2009, Convera entered into a Transition Agreement with Mr. Patrick Condo, its President and Chief Executive Officer, pursuant to which Mr. Condo will transition employment from Convera to B2B. According to the Transition Agreement, Convera will pay Mr. Condo, among other benefits, an aggregate amount of $480,000 in cash in a lump sum on the 30th day after the closing of the merger, provided that Mr. Condo has signed and delivered a general release in favor of Convera and the release has become effective. All of Mr. Condo’s stock options will vest on the closing date of the merger, and Mr. Condo may exercise vested stock options for a period of 90 days after the merger. Convera and Mr. Condo have previously entered into an Employment Agreement dated on October 26, 2005, under which Mr. Condo would be entitled to, among other benefits, a severance payment equal to 18 months of his current regular base salary and bonus paid out over Convera’s regular payroll schedule following the effective date of his employment termination. Upon the completion of the merger, Mr. Condo’s previous Employment Agreement will be superseded by the Transition Agreement. Mr. Condo will not resign from his positions at Convera until the closing of the merger.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The statements contained in the following discussion that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of our business. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding our future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements included in this Quarterly Report on Form 10-Q are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties discussed in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 31, 2009. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors, including those set forth in our Annual Report.

The following discussion should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and the consolidated financial statements and notes thereto as filed with the Securities and Exchange Commission.

Overview

We provide vertical search services to trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the Web.

Our principal source of revenue is provided through sales of our vertical search services to the websites of publishers of trade business and specialist publications. Our vertical search technology is a hosted application sold as a service to the publishers. We generate our revenues by receiving a percentage of publishers’ advertising revenues earned by the search sites and by charging minimum fees for our vertical search and advertising services. Many of our contracts with publishers contain monthly minimum fees that we are entitled to receive until website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. We can also generate revenues from hosting publisher web sites and from providing technical staff training. We offer professional services to customize publisher web sites and optimize search engines, as well as web site monetization consulting.

We use an AT&T facility to host our vertical search offering. This facility, located in Dallas, TX, is operated under a master hosting arrangement that expires in July 2009. We intend to extend this hosting arrangement in accordance with the terms off our agreement. We also maintained a hosting facility in San Diego, CA, which was vacated on January 31, 2008 in an effort to appropriately scale our hosting infrastructure. We believe that our Dallas hosting center environment has sufficient equipment capacity and redundancy to host vertical search websites for 200 trade publications each with an average community of 40,000 users at competitive search performance levels, providing sufficient capacity to meet our current needs.

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger with Firstlight Online Limited, a UK company (“Firstlight”). Prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries. When the merger becomes effective, Convera and Firstlight will each own 33.3% and 66.7% of the total outstanding common stock of the new company, respectively, subject to certain adjustments which may enable Convera to own up to 42% of the new company.

Firstlight and its subsidiaries are in the business of online advertising sales and marketing. The combined new company will bring together the vertical search technology of Convera and the advertising sales and

14

marketing capabilities of Firstlight. It is expected to have over 60 corporate customer accounts and 120 existing websites with approximately 1500 advertisers. The new company will provide technology and advertising to the publishing market and expects to generate revenue from advertising sales and subscriptions. In addition, it plans to build a series of its own industry search engines.

Trends

As of April 30, 2009, Convera has 77 vertical search websites with 26 separate publishers under contract, with 62 of these vertical search sites in production and 15 of the websites in development awaiting launch. At April 30, 2008, Convera had 75 vertical search websites from 25 publishers under contract, of which 44 were in production and 31 were in development awaiting launch. Despite the overall increase in sites in production on a year over year basis, revenues generated by the sites have declined. This decline is due in part to the renegotiation of contract rates with a major customer as well as reduced ad rates earned. Our ad share levels have suffered as publisher’s online ad revenues have declined as a result of the current economic downturn.

While revenues during the past fiscal year have declined we have continued to reduce our expense base by eliminating redundant costs and reducing staff headcount. In November 2008, we reduced operating costs by streamlining our sales process and reducing the cost structure of our sales, marketing and customer service functions. This effort resulted in the closing of our U.K. sales office in January 2009 and reduced our overall headcount by nine. In February 2009, we further reduced our operating costs by reorganizing our engineering and hosting operations group. This action reduced headcount in our Carlsbad, CA facility by 23 and reduced our expense base by approximately $2.8 million on an annual basis. The reductions in our operating expenses in the first quarter of 2009 compared to the first quarter of the prior fiscal year are primarily attributable to staff reductions throughout the Company.

The following table compares the average headcount by reporting group for the quarters ending April 30, 2009 and 2008.

	Three Months Ended April 30,		Decrease	% Decrease
	2009	2008
Cost of Revenues	6	19	(13)	-68%
Sales and Marketing	3	9	(6)	-65%
Research and Development	9	22	(13)	-59%
General and Administrative	12	19	(7)	-37%
Total	32	69	(37)	-53%

We incurred approximately $259,000 in severance expense related to the reduction in staff which was recorded in the first quarter of the current fiscal year. As of April 30, 2009 there was an unpaid balance of approximately $9,000 in severance related expenses outstanding. Our expenses during the first quarter of fiscal 2010 were lower as a consequence of these actions.

Results of Operations

For the three months ended April 30, 2009, total revenues were $0.2 million, as compared to revenues of $0.4 million in the comparable period of the prior year. The net loss for the three months ended April 30, 2009 was $3.0 million, or $(0.06) per common share, compared to a net loss of $5.4 million, or $(0.10) per common share for the three months ended April 30, 2008.

15

The following chart summarizes the components of revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the three months ended April 30, 2009 and 2008.

	Components of Revenue and Expense Three Months Ended April 30,				Increase (Decrease)
	2009	%	2008	%	%
Revenue	$199	100%	$402	100%	-50%
Expenses:
Cost of revenues	769	386%	1,829	455%	-58%
Sales and marketing	242	122%	876	218%	-72%
Research and product development	828	416%	1,234	307%	-33%
General and administrative	1,350	678%	2,068	514%	-35%
Total operating expenses	3,189	1,602%	6,007	1,494%	-47%
Operating loss	(2,990)		(5,605)		-47%
Other income, net	11		179		-94%
Loss before taxes	(2,979)		(5,426)		-45%
Income tax	—		—		0%
Net loss	$(2,979)		$(5,426)		-45%
Revenues

Hosted services revenue from our vertical search services offering for the three months ended April 30, 2009 decreased 50% to $0.2 from $0.4 million in the same period of the prior fiscal year. As of April 30, 2009, there were a total of 62 Convera supported websites in production compared to 44 at the end of the first fiscal quarter last year. Although there was an overall increase in the number of vertical search sites in production several factors contributed to the revenue decline in the quarter ended April 30, 2009. As previously discussed in this report, the current economic slowdown has resulted in reduced ad sales to publishers which have contributed to the decrease in our ad share revenues. A contract settlement with a major customer resulted in renegotiated lower ad rates and additional revenue to another customer was deferred due to an uncertainty in the collectibility of their account balance.

International revenue is generated from publishers located primarily in the United Kingdom. In a cost saving measure we closed our international sales operation headquartered in the United Kingdom in January 2009. International sales are now generated and supported from our US offices. International revenues decreased to $45,000 during the quarter ended April 30, 2009 from $0.4 million in the quarter ended April 30, 2008.

Three customers accounted for a total of 47% of the revenues for the quarter ended April 30, 2009, individually accounting for 25%, 11% and 11% of total revenues, respectively. One customer, CMP Information LTD., accounted for a total of 80% of the revenues for the quarter ended April 30, 2008.

Operating Expenses:

Cost of Revenues

Our hosted services cost of revenue decreased 58% to $0.8 million for the three months ended April 30, 2009 from $1.8 million in the comparable period of the prior fiscal year. This decrease is primarily attributable to a $0.5 million decrease in depreciation expense as a result of the impairment of hosting-related equipment and purchased software in the fourth quarter of fiscal year 2009. Personnel-related costs were reduced by $0.4 million as a result of the headcount reduction stemming from reorganization of our hosting operations group in February 2009. Cost of revenue headcount decreased to an average of 6 for the first quarter of fiscal 2010 from an average of 19 in the comparable period of the prior year.

Sales & Marketing

Sales and marketing expense decreased 72% to $0.2 million for the three months ended April 30, 2009 from $0.9 million in the comparable period of the prior fiscal year. The decrease in sales and marketing expense is attributable to the reorganization of our sales and marketing operations in the fourth quarter of

16

fiscal year 2009. As a result of this effort we closed our UK office and reduced our headcount by five. Personnel-related costs, as well as rent, office expenses, travel and corporate marketing expenses have all been reduced. Sales and marketing headcount decreased to an average of three for the first quarter of fiscal 2010 from an average of nine for the comparable period of the prior fiscal year.

Research and Development

Research and product development costs decreased 33% to $0.8 million for the three months ended April 30, 2009 from $1.2 million in the comparable period of the prior fiscal year. The decrease in research and development costs is primarily due to the reorganization of the engineering group in February 2009. As a result of this reorganization headcount in the engineering group was reduced by 16 leading to a reduction in personnel-related costs of $0.2 million as well as a $0.1 million reduction in bonus expense. Stock option expense also declined $0.1 million as a consequence of the lower headcount. Research and development headcount decreased to an average of 9 for the first quarter of fiscal 2010 from an average of 22 for the comparable period of the prior year.

General and Administrative

General and administrative expense decreased 35% to $1.4 million for the three months ended April 30, 2009 from $2.1 million in the comparable period of the prior fiscal year. Stock option expense declined by $0.4 million as the vesting and expense amortization periods for stock options held by the majority of the G&A group have been completed. Staff reductions over the past year have resulted in a decrease in personnel-related expenses of $0.2 million. Reductions to accounting and consulting fees of $0.2 million were offset by a $0.2 million increase in legal fees incurred as a result of the Firstlight merger. General and administrative headcount decreased to an average of 12 in the first quarter of fiscal 2010 from an average of 19 in the comparable period of the prior fiscal year.

Other income

Other income, which consists almost entirely of net interest income, decreased 94% to $11,000 during the three months ended April 30, 2009 from $0.2 million in the same period of prior fiscal year. This decrease was primarily due to the declining interest rates as well as a lower average cash balance.

Liquidity and Capital Resources

Our combined balance of cash and cash equivalents at April 30, 2009 as compared to January 31, 2009 is summarized below (in thousands).

	April 30, 2009	January 31, 2009	Change
Cash and cash equivalents	$19,889	$22,754	$(2,865)

At April 30, 2009, our principal source of liquidity was cash and cash equivalents of $19.9 million.

Operating activities used $2.9 million in cash during the quarter ended April 30, 2009. The principal use of cash from operating activities was the net loss of $3.0 million. Non-cash expenses consisting of depreciation of $142,000, the provision for doubtful accounts of $48,000 and stock-based compensation of $149,000 offset the net loss. Increases to accounts receivable used $47,000 while decreases to prepaid expenses and other assets provided $109,000. Decreases to accounts payable and accrued expenses used $349,000 while increases to deferred revenues provided $60,000.

Operating activities consumed $4.3 million in cash during the quarter ended April 30, 2008. The primary use of cash from operating activities was the net loss of $5.4 million. The net loss was reduced for non-cash expenses represented by depreciation of $0.7 million and stock-based compensation of $0.9 million. Increases to accounts receivable used $0.3 million and increases to prepaid expenses and other assets used $0.1 million. Decreases to accounts payable, accrued expenses and deferred revenues used $34,000.

Investing activities consisting of equipment purchases used $9,000 in cash during the quarter ended April 30, 2009. Investing activities used $2,000 in cash during the quarter ended April 30, 2008. Purchases of equipment totaling $65,000 were partially offset by proceeds from the sale of assets of $63,000.

17

There were no cash flows from financing activities for the quarter ended April 30, 2009. For the quarter ended April 30, 2008 financing activities consumed approximately $1.0 million attributable to a payment to FAST to finalize the working capital adjustment stipulated in the agreement for the sale of the RetrievalWare Enterprise Search Business. The working capital adjustment had been accrued at January 31, 2008 as an offset to the $4.0 million held in escrow.

Our revenue base has grown slower than anticipated after the sale of the Enterprise Search business. The trend of operating losses and uses of cash is expected to continue until the revenue base for the vertical search business grows to sufficient levels to support its expense base. We believe that we have sufficient resources to fund our operations for at least the next twelve months, although we may dissolve and wind up our business earlier. We also have sufficient cash on hand to fund a $3 million cash funding to B2B and $1 million line of credit to the new company after the closing of the Firstlight merger pursuant to the merger agreement.

Item 3. Quantitative and Qualitative Disclosure about Market Risk

Currency Risk

Our market risk is principally confined to changes in foreign currency exchange rates and potentially adverse effects of differing tax structures. With the closure of our foreign sales subsidiary located in the United Kingdom international sales are now made from our US office and are typically denominated in British pounds. International revenues were approximately 23% of total revenues for the quarter ended April 30, 2009. For the quarter ended April 30, 2008 international revenues were approximately 95% of total revenues. As of April 30, 2009, approximately 64% of total consolidated accounts receivable was denominated in British pounds. The majority of these receivables are due within 90 days of the end of the first fiscal quarter, and all receivables are due within one year. Additionally, we are exposed to potential foreign currency gains or losses resulting from intercompany accounts that are not of a long-term nature. We are also exposed to foreign exchange rate fluctuations as the financial results of CTIL are translated into US dollars in consolidation. As exchange rates vary, those results when translated may vary from expectations and adversely impact overall expected profitability.

As of April 30, 2009, approximately three percent of our cash and cash equivalents were denominated in British pounds, EUROs or Canadian dollars. Cash equivalents consist of funds deposited in money market accounts with original maturities of three months or less. These money market funds are only invested in US Government notes and Treasury bills and are less likely to be negatively impacted by redemptions of funds than money market funds invested in commercial paper and other securities and consequently are considered more liquid. We also have certificates of deposit of $76,000 and $450,000 included in Other assets which are pledged to collateralize letters of credit required for leased facilities. Given the relatively short maturity periods of these cash equivalents, the cost of these investments approximates their fair values and our exposure to fluctuations in interest rates is limited.

Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the general economic environment as well as the industry in which we operate. We currently maintain an allowance of $122,000 for anticipated losses. As our customer base grows, we will periodically review whether this provision is adequate. The credit and financial markets are currently experiencing unprecedented volatility, stress, illiquidity and disruption around the world. Many of our customers may encounter much uncertainty and risks due to the weakening business environment and credit availability, particularly in the publishing area. As a result, these customers may be unable to satisfy their contract obligations, may delay payments, or may delay purchasing our services, which could negatively affect our business and financial performance.

18

Item 4. Controls and Procedures

(a) Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and determined that our disclosure controls and procedures were effective as of the end of the period covered by this Quarterly Report on Form 10-Q. The evaluation considered the procedures designed to ensure that information required to be disclosed by us in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and communicated to our management as appropriate to allow timely decisions regarding required disclosure.

(b) Changes in Internal Control over Financial Reporting

During the period covered by this Quarterly Report on Form 10-Q, there was no change in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

(c) Inherent Limitations of Disclosure Controls and Internal Control over Financial Reporting

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to risks that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

19

PART II — OTHER INFORMATION

Item 1.	Legal Proceedings

None.

Item 1A.	Risk factors

In addition to the information set forth in this report, you should carefully consider the factors discussed in Part I, “Item 1A. Risk Factors” in the Annual Report on Form 10-K for the year ended January 31, 2009, which could materially affect our business, financial condition or future results. The risks described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. There have been no material changes from the risk factors disclosed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended January 31, 2009.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults upon Senior Securities

None.

Item 4.	Submission of Matters to Vote of Security Holders

None.

Item 5.	Other Information

None.

Item 6.	Exhibits

Exhibit No.	Exhibit Title
2.1	Agreement and Plan of Merger by and among Convera Corporation, B2BNetSearch, Inc., and Firstlight Online Limited, dated as of May 29, 2009 (incorporated by reference to Exhibit 2.1 of Form 8-K filed June 4, 2009,)
2.2	Plan of Dissolution and Liquidation of Convera Corporation (incorporated by reference to Exhibit 2.2 of Form 8-K filed June 4, 2009,)
10.1	Transition Agreement by and between Convera Corporation and Patrick C. Condo dated May 29, 2009 (incorporated by reference to Exhibit 10.1 of Form 8-K filed June 4, 2009,)
31.1	Certification of Chief Executive Officer pursuant to Securities Exchange Act of 1934 Rules 13a-14(a) and 15d-14(a) (filed herewith)
31.2	Certification of Chief Financial Officer pursuant to Securities Exchange Act of 1934 Rules 13a-14(a) and 15d-14(a) (filed herewith)
32.1	Certification of Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith)
32.2	Certification of Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith)

20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONVERA CORPORATION
June 12, 2009	By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer)
June 12, 2009	By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial and Accounting Officer)

21

Exhibit 31.1

CERTIFICATION

I Patrick C. Condo, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q of Convera Corporation;
(2)	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
(4)	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
(5)	The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
By:	/s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer of Convera Corporation) June 12, 2009

Exhibit 31.2

CERTIFICATION

I, Matthew G. Jones, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q of Convera Corporation;
(2)	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
(4)	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
(5)	The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
By:	/s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial Officer of Convera Corporation) June 12, 2009

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the “Company”) on Form 10-Q for the period ended April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick C. Condo, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 12, 2009	By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer of Convera Corporation)

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the “Company”) on Form 10-Q for the period ended April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew G. Jones, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 12, 2009	By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial Officer of Convera Corporation)

Annex I

CONVERA’S QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED JULY 31, 2009

I-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended July 31, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  to

Commission File Number 000-31989

CONVERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1987541
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1921 Gallows Road, Suite 200, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(703) 761-3700

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Exchange Act Rule 12b-2 of the Exchange Act).Yes ☐ No ☒

The number of shares outstanding of the registrant’s Class A common stock as of September 9, 2009 was 53,501,183.

CONVERA CORPORATION

QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED JULY 31, 2009

PART I. FINANCIAL INFORMATION

1

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	July 31, 2009	January 31, 2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$17,887	$22,754
Accounts receivable, net of allowance for doubtful accounts of $74 and $165, respectively	260	620
Prepaid expenses and other	244	447
Total current assets	18,391	23,821
Equipment and leasehold improvements, net of accumulated depreciation of $8,299 and $9,672, respectively	184	460
Other assets	611	596
Total assets	$19,186	$24,877
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$735	$502
Accrued expenses	1,478	1,675
Deferred revenues	—	4
Total liabilities	2,213	2,181
Commitments and Contingencies
Shareholders’ Equity:
Common stock Class A, $0.01 par value, 100,000,000 shares authorized; 54,157,738 and 54,157,738 shares issued, respectively; 53,501,183 and 53,501,183 shares outstanding, respectively	540	540
Treasury stock at cost, 656,555 and 656,555 shares, respectively	(1,517)	(1,517)
Additional paid-in-capital	1,173,215	1,172,965
Accumulated deficit	(1,153,297)	(1,147,215)
Accumulated other comprehensive loss	(1,968)	(2,077)
Total shareholders’ equity	16,973	22,696
Total liabilities and shareholders’ equity	$19,186	$24,877

See accompanying notes.

2

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2009	2008	2009	2008
Revenues:
Hosted services	$190	$469	$390	$871
Expenses:
Cost of revenues	634	1,854	1,402	3,682
Sales and marketing	230	772	472	1,648
Research and product development	742	1,059	1,570	2,293
General and administrative	1,701	1,355	3,052	3,424
	3,307	5,040	6,496	11,047
Operating loss	(3,117)	(4,571)	(6,106)	(10,176)
Other income, net	13	945	24	1,124
Loss before income tax expense	$(3,104)	$(3,626)	$(6,082)	$(9,052)
Income tax	—	—	—	—
Net loss	$(3,104)	$(3,626)	$(6,082)	$(9,052)
Basic and diluted net loss per common share	$(0.06)	$(0.07)	$(0.11)	$(0.17)
Weighted-average number of common shares outstanding – Basic and diluted	53,501,183	53,327,033	53,501,183	53,316,596
Other comprehensive loss:
Net loss	$(3,104)	$(3,626)	$(6,082)	$(9,052)
Foreign currency translation adjustment	89	(9)	110	(25)
Comprehensive loss	$(3,015)	$(3,635)	$(5,972)	$(9,077)

See accompanying notes.

3

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	For the Six Months Ended July 31,
	2009	2008
Cash Flows from Operating Activities:
Net loss	$(6,082)	$(9,052)
Adjustments to reconcile net loss to net cash used in operating activities from continuing operations:
Depreciation and amortization	280	1,422
Provision for doubtful accounts	61	—
Stock-based compensation	250	1,283
Gain on disposal of assets	(4)	(26)
Changes in operating assets and liabilities:
Accounts receivable	333	(510)
Prepaid expenses and other assets	190	(10)
Accounts payable and accrued expenses	40	(682)
Deferred revenues	(7)	(644)
Net cash used in operating activities	(4,939)	(8,219)
Cash Flows from Investing Activities:
Purchases of equipment and leasehold improvements	(23)	(73)
Proceeds from disposal of assets	4	63
Net cash used in investing activities	(19)	(10)
Cash Flows from Financing Activities:
Payment of working capital adjustment related to the sale of the RetrievalWare business	—	(968)
Net cash used in financing activities	—	(968)
Effect of exchange rate changes on cash	91	(23)
Net decrease in cash and cash equivalents	(4,867)	(9,220)
Cash and cash equivalents, beginning of period	22,754	36,641
Cash and cash equivalents, end of period	$17,887	$27,421
Non-cash Operating and Investing Activities:
Payables for the acquisition of equipment and other assets	$—	$1,000

See accompanying notes.

4

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(1) CONVERA CORPORATION

Nature of Operations

Convera Corporation (“Convera,” “us,” “our” or “we”) provides vertical search services to the websites of trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the World Wide Web (“the Web”.) The result is a more relevant and comprehensive search experience for the user designed to drive traffic to the publishers’ websites. We also offer web site hosting and vertical search related professional services and training to publishers.

We provide publishers with our vertical search technology on a “software as a service” basis. We provide the technical infrastructure, search expertise and best practice advice required to build vertical search applications. The publisher provides the insight into the information needs of the target community, which is used to customize the look, feel and functionality of the search experience to the needs of that community. Search results can be presented to the user through an intuitive and dynamic page layout that is designed, controlled and branded by the publisher. Our vertical search offering can be integrated into one or more of the publisher’s existing websites or used to establish a new brand or product. As an option, we can host the search results but still present the results under the publisher’s brand. Our advertising server capabilities, which are built into our Web Search Platform, allow us to serve any type of ad and measure all key analytics.

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger with Firstlight Online Limited, a UK company (“Firstlight”). Prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries. When the merger becomes effective, Convera and Firstlight will each own 33.3% and 66.7% of the total outstanding common stock of the new company, respectively, subject to certain adjustments which may enable Convera to own up to 42% of the new company. See Note 10 — Merger Agreement.

Convera is traded on the NASDAQ stock market (CNVR) and is headquartered at 1921 Gallows Road, Vienna, VA 22182. Our main corporate telephone number (703) 761-3700.

As of July 31, 2009 and 2008, Allen Holding, Inc., together with Allen & Company Incorporated, Herbert A Allen and certain related parties (collectively “Allen & Company”) beneficially owned approximately 42% of the voting power of Convera and held three seats on the Board of Directors, and would therefore be able to influence the outcome of matters requiring a stockholder vote.

Our operations are subject to certain risks and uncertainties including, but not limited to, the effect of general business and economic trends, including the recent global economic turmoil and slowdown; the ability to continue funding operating losses and achieve profitability; the ability of our vertical search business to achieve market acceptance; the ability to compete effectively and respond to rapid technological changes; possible adverse changes to our intellectual property which could harm our ability to compete; actual and potential competition by entities with greater financial resources, experience and market presence than Convera; reliance on a third party hosting facility; a dependence on international sales; the need to attract and retain highly skilled personnel; the ability to use our net operating loss carryforwards; the sufficiency of our internal controls; the availability of additional capital financing on terms acceptable to us, if at all; and the present ownership structure which includes Allen Holdings Inc. and related parties who are able collectively to significantly influence the outcome of matters requiring a stockholder vote, such that other shareholders will not have an influence over any such matters.

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Information

These consolidated financial statements are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements, and the notes thereto, included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009. In the opinion of management, the consolidated financial statements for the fiscal periods presented herein include all normal and recurring adjustments that are necessary for a fair presentation of the results for these interim periods. The results of operations for the three-month period ended July 31, 2009 are not necessarily indicative of the results for the entire fiscal year ending January 31, 2010. We have evaluated all subsequent events through September xx, 2009, the date the financial statements were issued.

Principles of consolidation

The consolidated financial statements include the accounts of Convera Corporation and its wholly-owned subsidiaries. All intercompany transactions and accounts have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues, expenses and contingent assets and liabilities. We base those estimates on historical experience and other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets, liabilities and equity that are not readily apparent from other sources. Actual results could differ from those estimates.

Concentrations of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. For the quarters ended July 31, 2009 and 2008, total revenues derived from international sales were approximately $37,000 and $437,000, representing approximately 19% and 93% of total revenues, respectively. For the six month periods ended July 31, 2009 and 2008, total revenues derived from international sales were approximately $83,000 and $817,000, representing approximately 21% and 94% of total revenues, respectively. Most of our international sales are in the United Kingdom. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the general economic environment as well as the industry in which we operate. We currently maintain an allowance of $74,000 for anticipated losses. As our customer base grows, we will periodically review whether this provision is adequate. One customer accounted for a total of 27% and 65% of the revenues for the quarters ended July 31, 2009 and July 31, 2008, respectively. Three customers accounted for a total of 46% of the revenues for the six months ended July 31, 2009, individually accounting for 26%, 10% and 10% of total revenues, respectively. For the six-month period ended July 31, 2008 two customers accounted for 72% and 13%, respectively, of total revenues.

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Revenue Recognition

Revenue from our vertical search service offering can consist of hosted services, professional services and advertising revenue shares.

Our vertical search services revenues are recognized in accordance with SEC Staff Accounting Bulletin No. 104 (SAB 104) “Revenue Recognition.” We evaluate vertical search services arrangements that have multiple deliverables, in accordance with as Emerging Issues Task Force (“EITF”) Abstract Issue No. 00-21 “Revenue Arrangements with Multiple Deliverables.” Revenue is recognized when the services have been performed, the price is fixed and determinable, persuasive evidence of an arrangement exists and collection of the resulting receivable is reasonably assured. Multiple deliverable arrangements that contain elements that do not qualify as separate units of accounting are recognized ratably over the term of the hosting arrangement.

Our contracts entitle us to receive either: (1) a percentage of the advertising revenue generated by the customer search site (“ad share revenue”) or, (2) fees based on the search volume consumed by the customer (“search volume revenue”). The majority of our current contracts are ad share arrangements that entitle us to receive a percentage of customer search-related advertising revenue earned (typically between 20% and 50% of net advertising revenues). Many of these ad share contracts also contain monthly minimum service fees that we continue to receive until monthly website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. Search volume contracts entitle us to receive fees based on the search volume consumed by the customer. These arrangements typically include a fixed monthly minimum fee based on the contracted search volume the customer expects to consume on a monthly basis. We are entitled to receive additional fees from customers whose monthly search volumes exceed the contracted amounts. Contract minimums, including both ad share and search volume contract minimums, and other hosting fees or set-up fees are recognized ratably over the term of the vertical search service agreement. Advertising share and search volume revenues in excess of these minimums are recognized when earned under the provisions of the vertical search services agreement.

Revenues from training and professional services are recognized when the services are performed, provided they qualify as separate units of accounting.

Deferred revenue is recorded when payments are received in advance of our performance in the underlying agreements.

Stock-based Compensation

On February 1, 2006, we adopted the provisions of and accounted for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), that addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for either: (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS 123(R) requires that stock-based compensation be accounted for using a fair value based method. We use the Black-Scholes-Merton (“Black–Scholes”) option pricing model to determine the fair value of stock-based awards under SFAS 123(R).

Research and Product Development Costs

Our software development costs are accounted for in accordance with AICPA Statement of Position 98-1 (SOP98-1) “Accounting for the Cost of Computer Software Developed or Obtained for Internal Use”. We expense costs incurred in the preliminary project stage and, thereafter, we capitalize permitted costs incurred in the development or acquisition of internal use software.

Certain costs such as research and development, maintenance and training are expensed as incurred. Amortization of the capitalized costs begins on a straight-line basis over the estimated use life of the asset.

7

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Impairment of Long-Lived Assets

We evaluate all of our long-lived assets for impairment in accordance with the provisions of Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). SFAS No. 144 requires that long-lived assets, including property and equipment, be evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. Should events indicate that any of our assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value of the impaired asset and the impairment will be recorded in earnings during the period of such impairment.

Exit and Disposal Activities

We recognize exit and disposal costs in accordance with SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities”. SFAS 146 generally requires the recognition of an expense and related liability for one-time employee termination benefits at the communication date and contract termination costs at the cease-use date. The expense and liability are measured at fair value, which is generally determined by estimating the future cash flows to be used in settling the liability.

Recently Issued Accounting Pronouncements

In April 2009, the FASB issued FSP FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” This FSP provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. This FSP emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. FSP FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and is applied prospectively. The Company adopted FSP FAS No. 157-4 during the second quarter of Fiscal Year 2010. The implementation of FSP FAS No.157-4 did not have a material effect on the Company’s results of operations and financial position.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments”. This FSP amends FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments” to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS 107-1 and APB 28-1 are effective for interim and annual reporting periods ending after June 15, 2009. The Company adopted FSP FAS No. 107-1 and APB No. 28-1 during the second quarter of Fiscal Year 2010.. The implementation of FSP FAS No. 107-1 and APB No. 28-1 did not have a material effect on the Company’s results of operations and financial position.

In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 165, Subsequent Events (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rational as to why the date

8

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

was selected. SFAS 165 is effective for interim and annual periods ended after June 15, 2009. The implementation of SFAS 165 did not have a material effect on the Company’s results of operations and financial position.

In July 2009, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 168, FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). With the issuance of SFAS 168, the FASB Standards Codification (“Codification”) becomes the single source of authoritative US accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the Securities and Exchange Commission. The Codification does not change current US GAAP, but changes the referencing of financial standards and is intended to simplify user access to authoritative US GAAP, by providing all the authoritative literature related to a particular topic in one place. The Codification is effective for interim and annual periods ended after September 15, 2009. At that time, all references made to US GAAP will use the new Codification numbering system prescribed by the FASB. We do not expect adoption to have a material impact on our consolidated financial statements.

(3) NET LOSS PER COMMON SHARE

We follow SFAS No. 128, “Earnings per Share,” for computing and presenting per share information. Basic income or loss per common share is computed by dividing net income or (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per common share excludes common stock equivalent shares and unexercised stock options as the computation would be anti-dilutive.

The following tables set forth the computation of basic and diluted net income (loss) per common share (in thousands, except share and per share data):

	Three Months Ended July 31,		Six Months Ended July 31,
	2009	2008	2009	2008
Numerator – Net loss	$(3,104)	$(3,626)	$(6,082)	$(9,052)
Denominator
Weighted average number of common shares outstanding – basic and diluted	53,501,183	53,327,033	53,501,183	53,316,596
Basic and diluted net loss per common share	$(0.06)	$(0.07)	$(0.11)	$(0.17)

The following equity instruments were not included in the computation of diluted net loss per common share because their effect would be anti-dilutive.

	Three and Six Months Ended July 31,
	2009	2008
Stock options	6,191,396	8,215,877
Deferred stock	—	300,000
	6,191,396	8,515,877

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(4) SEGMENT REPORTING

Our chief operating decision-makers review financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by geographic region for purposes of allocating resources and evaluating financial performance. There are no segment managers who are held accountable by our chief operating decision-makers, or anyone else, for operations, operating results and planning for levels or components below the consolidated unit level. Accordingly, we consider ourselves to be in a single reporting segment and operating unit structure.

Operations by Geographic Area

Revenues by geographic region are based on the billing addresses of our customers. The following table sets forth revenues and long-lived assets by geographic region (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2009	2008	2009	2008
Sales to Customers:
United States	$153	$32	$307	$54
United Kingdom	37	352	83	704
All other	—	85	—	113
	$190	$469	$390	$871

	July 31, 2009	January 31, 2009
Long-lived assets:
United States	$795	$1,042
All Other	—	14
	$795	$1,056
Major Customers

One customer accounted for a total of 27% and 65% of the revenues for the quarters ended July 31, 2009 and July 31, 2008, respectively. Three customers accounted for a total of 46% of the revenues for the six months ended July 31, 2009, individually accounting for 26%, 10% and 10% of total revenues, respectively. For the six-month period ended July 31, 2008 two customers accounted for 72% and 13%, respectively, of total revenues.

(5) FAIR VALUE MEASUREMENTS

Effective February 1, 2008, we adopted SFAS 157, except as it applies to the nonfinancial assets and nonfinancial liabilities subject to FSP SFAS 157-2. SFAS 157 defines fair value as a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. SFAS 157 requires that assets and liabilities carried at fair value be classified and disclosed according to the following three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 — Observable inputs that reflect quoted prices for identical assets or liabilities in active markets.

Level 2 — Inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are not supported by market data.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

10

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(5) FAIR VALUE MEASUREMENTS  – (continued)

Assets and liabilities measured at fair value are summarized below (unaudited, in thousands):

		Fair Value Measurement at Reporting Date Using
Description	July 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Cash equivalents:
Money market funds	$16,593	$16,593	$—	$—

(6) INCOME TAXES

Our interim effective income tax rate is based on management’s best current estimate of the expected annual effective income tax rate. Based on current projections of taxable income for the year ending January 31, 2010, we expect to generate additional Net Operating Losses (“NOLs”) for the remainder of the year.

As of July 31, 2009, our deferred tax assets exceed our deferred tax liabilities. As we have not generated earnings and no assurance can be made of future earnings needed to utilize these assets, a valuation allowance in the amount of the net deferred tax assets has been recorded.

We adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on February 1, 2007. As of the date of this report FIN 48 has not had an impact our financial position or results of operations. We concluded that there are no uncertain tax positions requiring recognition in our consolidated financial statements. Our policy is to recognize interest and penalties in the period in which they occur in the income tax provision (benefit). We file income tax returns in the US federal jurisdiction, various states and local jurisdictions and in foreign jurisdictions, primarily the U.K. and Canada. Tax years that remain subject to examination include: US federal and state tax returns from fiscal 2005 to present; Tax returns in the U.K. from fiscal 2006 to present and Canadian tax returns from fiscal 2005 to present. We are not currently under audit for income taxes in any jurisdiction.

(7) CONTINGENCIES

From time to time, we may be a party to various legal proceedings, claims, disputes and litigation arising in the ordinary course of business. We believe that the ultimate outcome of these matters, individually and in the aggregate, will not have a material adverse affect on our financial position, operations or cash flow. However, because of the nature and inherent uncertainties of litigation, should the outcome of these actions or future actions be unfavorable, our financial position, operations and cash flows could be materially adversely affected.

(8) RELATED PARTY TRANSACTIONS

John C. Botts, a member of the board of directors of Convera, is also Chairman of United Business Media PLC, the parent company of CMP Information LTD (“CMP”) which is a customer of Convera. Sales to CMP for the three and six months ended July 31, 2009 were $16,000 and $39,000, respectively. Amounts due from CMP were $16,000, and $377,000 (excluding deferred revenue) as of July 31, 2009 and January 31, 2009, respectively.

(9) STOCK-BASED COMPENSATION

SFAS No. 123(R) requires the use of a valuation model to calculate the fair value of stock-based awards. We have elected to use the Black-Scholes option-pricing model, which incorporates various assumptions including volatility, expected life, risk free interest rates and dividend yields. The expected volatility is based on term-matching historical volatility. The expected life of an award is computed using a combination of

11

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(9) STOCK-BASED COMPENSATION  – (continued)

historical holding periods combined with hypothetical holding periods on a weighted average basis. We have determined that directors and non-directors display significantly different exercise behavior, and accordingly established two groups for option valuation: Group 1 is comprised of directors; Group 2 includes all other employees. As SFAS No.123(R) requires that stock-based compensation expense be based on awards that are ultimately expected to vest, stock-based compensation expense for the three and six months ended July 31, 2009 and 2008 have been reduced for estimated forfeitures.

Performance Stock Options:

During the first quarter of fiscal 2009, 3.1 million common stock options were issued at an exercise price of $1.92 per share to members of the senior management team. The vesting of the options is contingent upon the Company achieving revenue and EBIDTA of $25 million and $2.5 million, respectively, for the fiscal year ended January 31, 2011. These options were valued using the Black-Scholes option pricing model on the grant date and the aggregate compensation expense for these awards, provided all such options vest, was determined to be $3.4 million. Performance stock options are evaluated in accordance with SFAS No.123(R) on a quarterly-basis over the performance period to determine whether achievement of the underlying performance goals is probable. As of July 31, 2009 and 2008, the Company has concluded that the achievement of the performance measurements is not probable and therefore has recorded no compensation expense. If the Company determines in a subsequent period that achievement of the performance goals is now probable, a cumulative catch-up expense adjustment will be required equal to that portion of the total compensation expense attributable to the three year vesting period that has elapsed.

The following table shows the weighted-average assumptions used to estimate the fair values for all stock option grants that occurred in the periods presented. There were no options granted during the three and six months ended July 31, 2009.

	Three Months Ended July 31, 2008	Six Months Ended July 31, 2008
Expected term of stock options	4.19 Years	4.68 Years
Expected volatility	65%	68%
Risk free interest rates	2.56%	2.63%
Dividend yield	None	None
Weighted average grant date fair value of options granted during the period	$0.81	$1.06

As of July 31, 2009 a total of $0.6 million of unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of 1.1 years.

Deferred Stock Compensation Plan

Beginning in fiscal year 2004 several of our senior officers were awarded shares of deferred stock pursuant to the Company’s 2000 Stock Option Plan. The fair value of these awards was recognized as compensation expense over the corresponding service period in accordance with the provisions of FAS 123(R). All non-vested shares of deferred stock vested prior to the fiscal year ended January 31, 2009. As a result there was no impact of recording stock-based compensation related to deferred stock on our results of operations during the three and six month periods ended July 31, 2009.

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(9) STOCK-BASED COMPENSATION  – (continued)

The impact on our results of operations of recording stock-based compensation related to stock options and deferred stock for the three and six month periods ended July 31, 2009 and 2008 was as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2009	2008	2009	2008
Cost of revenues	$17	$51	$17	$104
Sales and marketing	12	140	25	186
Research and product development	(14)	210	37	440
General and administrative	86	(5)	171	484
Total	$101	$396	$250	$1,214

(10) MERGER AGREEMENT

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Firstlight Online Limited, a UK company (“Firstlight”). Pursuant to the Merger Agreement, unless the form of combination is modified, B2B will merge with and into an indirect wholly owned subsidiary of Firstlight (“Merger Sub”), which is owned by a wholly owned direct subsidiary of Firstlight or a surviving company of Firstlight after Firstlight’s internal restructuring (“Company”), with Merger Sub as the surviving corporation. When the merger becomes effective, Convera and Firstlight will each own 33.3% and 66.7% of the total outstanding common stock of Company, respectively, subject to certain adjustments which may enable Convera to own up to 42% of Company prior to the distribution as described below. Firstlight and its subsidiaries are in the business of online advertising sales and marketing. The combined new company will bring together the vertical search technology of Convera and the advertising sales and marketing capabilities of Firstlight. The merger is subject to customary closing conditions. The merger is expected to close during the fall of 2009.

Convera’s board of directors adopted a plan of dissolution, which will become effective upon Convera stockholder’s approval. Convera will file a certificate of dissolution with the Delaware Secretary of State after the plan of dissolution is approved by Convera’s stockholders.

Pursuant to the Merger Agreement, prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries.

Pursuant to the Merger Agreement, the $3 million cash funding assigned by Convera to B2B will be subject to reduction on a dollar-for-dollar basis by an agreed upon daily amount for delays in the closing beyond 60 days after the Merger Agreement is signed, with specified exceptions. In addition, Convera will provide Company with a $1 million line of credit, which is convertible into common stock of Company. Company will be entitled to draw down the line of credit in whole or in part, for a six-month period following the closing date of the merger. Any portion of the credit line drawn down by Company will accrue a 10% annual interest and will become due and payable by Company upon the first anniversary of the closing date of the merger. Convera has the right to convert all or any portion of the draw-down amount into Company common stock anytime before its repayment in full. The full conversion of the credit line will result in an increase of Convera’s ownership in Company to up to 42.5% of the total outstanding Company common stock. If Convera elects to convert less than the entire amount, Company will issue shares to Convera on a pro rata basis.

On May 29, 2009, Convera entered into a Transition Agreement with Mr. Patrick Condo, its President and Chief Executive Officer, pursuant to which Mr. Condo will transition employment from Convera to B2B.

13

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(10) MERGER AGREEMENT  – (continued)

According to the Transition Agreement, Convera will pay Mr. Condo, among other benefits, an aggregate amount of $480,000 in cash in a lump sum on the 30th day after the closing of the merger, provided that Mr. Condo has signed and delivered a general release in favor of Convera and the release has become effective. All of Mr. Condo’s stock options will vest on the closing date of the merger, and Mr. Condo may exercise vested stock options for a period of 90 days after the merger. Convera and Mr. Condo have previously entered into an Employment Agreement dated on October 26, 2005, under which Mr. Condo would be entitled to, among other benefits, a severance payment equal to 18 months of his current regular base salary and bonus paid out over Convera’s regular payroll schedule following the effective date of his employment termination. Upon the completion of the merger, Mr. Condo’s previous Employment Agreement will be superseded by the Transition Agreement. Mr. Condo will not resign from his positions at Convera until the closing of the merger.

14

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The statements contained in the following discussion that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of our business. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding our future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements included in this Quarterly Report on Form 10-Q are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties discussed in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 31, 2009. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors, including those set forth in our Annual Report.

The following discussion should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and the consolidated financial statements and notes thereto as filed with the Securities and Exchange Commission.

Overview

We provide vertical search services to trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the Web.

Our principal source of revenue is provided through sales of our vertical search services to the websites of publishers of trade business and specialist publications. Our vertical search technology is a hosted application sold as a service to the publishers. We generate our revenues by receiving a percentage of publishers’ advertising revenues earned by the search sites and by charging minimum fees for our vertical search and advertising services. Many of our contracts with publishers contain monthly minimum fees that we are entitled to receive until website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. We can also generate revenues from hosting publisher web sites and from providing technical staff training. We offer professional services to customize publisher web sites and optimize search engines, as well as web site monetization consulting.

We use an AT&T facility to host our vertical search offering. This facility, located in Dallas, TX, is operated under a master hosting arrangement that expires in July 2009. We intend to extend this hosting arrangement in accordance with the terms off our agreement. We also maintained a hosting facility in San Diego, CA, which was vacated on January 31, 2008 in an effort to appropriately scale our hosting infrastructure. We believe that our Dallas hosting center environment has sufficient equipment capacity and redundancy to host vertical search websites for 200 trade publications each with an average community of 40,000 users at competitive search performance levels, providing sufficient capacity to meet our current needs.

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger with Firstlight Online Limited, a UK company (“Firstlight”). Prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries. When the merger becomes effective, Convera and Firstlight will each own 33.3% and 66.7% of the total outstanding common stock of the new company, respectively, subject to certain adjustments which may enable Convera to own up to 42% of the new company.

Firstlight and its subsidiaries are in the business of online advertising sales and marketing. The combined new company will bring together the vertical search technology of Convera and the advertising sales and

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marketing capabilities of Firstlight. It is expected to have over 60 corporate customer accounts and 120 existing websites with approximately 1500 advertisers. The new company will provide technology and advertising to the publishing market and expects to generate revenue from advertising sales and subscriptions. In addition, it plans to build a series of its own industry search engines.

Trends

As of July 31, 2009, Convera has 64 vertical search websites with 24 separate publishers under contract, with 54 of these vertical search sites in production and 10 of the websites in development awaiting launch. At July 31, 2008, Convera had 75 vertical search websites from 26 publishers under contract, of which 46 were in production and 29 were in development awaiting launch. Despite the overall increase in sites in production on a year over year basis, revenues generated by the sites have declined. This decline is due in part to the renegotiation of contract rates with a major customer as well as reduced ad rates earned. Our ad share levels have suffered as publisher’s online ad revenues have declined as a result of the current economic downturn.

While revenues during the past fiscal year have declined we have continued to reduce our expense base by eliminating redundant costs and reducing staff headcount. In November 2008, we reduced operating costs by streamlining our sales process and reducing the cost structure of our sales, marketing and customer service functions. This effort resulted in the closing of our U.K. sales office in January 2009 and reduced our overall headcount by nine. In February 2009, we further reduced our operating costs by reorganizing our engineering and hosting operations group. This action reduced headcount in our Carlsbad, CA facility by 23 and reduced our expense base by approximately $2.8 million on an annual basis. The reductions in our operating expenses in the first quarter of 2009 compared to the first quarter of the prior fiscal year are primarily attributable to staff reductions throughout the Company.

The following table compares the average headcount by reporting group for the quarters ending July 31, 2009 and 2008.

	Three Months Ended July 31,
	2009	2008	Decrease	% Decrease
Cost of Revenues	6	20	(14)	-70%
Sales and Marketing	3	8	(5)	-63%
Research and Development	8	20	(12)	-60%
General and Administrative	10	16	(6)	-38%
Total	27	64	(37)	-58%

The following table compares the average headcount by reporting group for the six months ending July 31, 2009 and 2008.

	Six Months Ended July 31,
	2009	2008	Decrease	% Decrease
Cost of Revenues	6	20	(14)	-70%
Sales and Marketing	3	8	(5)	-63%
Research and Development	9	21	(12)	-57%
General and Administrative	11	18	(6)	-38%
Total	29	67	(38)	-57%

We incurred approximately $322,000 in severance expense in the second quarter of fiscal 2010 and approximately $581,000 for the six months ended July 31, 2009 related to the reduction in staff.. As of July 31, 2009 there was an unpaid balance of approximately $170,000 in severance related expenses outstanding. Our expenses during the three and six-month periods ended July 31, 2009 were lower as a consequence of these actions.

Results of Operations

For the three months ended July 31, 2009, total revenues were $0.2 million, as compared to revenues of $0.5 million in the comparable period of the prior year. The net loss for the six months ended July 31, 2009

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was $3.1 million, or $(0.06) per common share, compared to a net loss of $3.6 million, or $(0.07) per common share for the three months ended July 31, 2008.

The following chart summarizes the components of revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the three months ended July 31, 2009 and 2008.

	Components of Revenue and Expense Three Months Ended July 31,				Increase (Decrease)
	2009	%	2008	%	%
Revenue	$190	100%	$469	100%	-59%
Expenses:
Cost of revenues	634	334%	1,854	395%	-66%
Sales and marketing	230	121%	772	165%	-70%
Research and product development	742	391%	1,059	226%	-30%
General and administrative	1,701	895%	1,355	289%	26%
Total operating expenses	3,307	1741%	5,040	1075%	-34%
Operating loss	(3,117)		(4,571)		-32%
Other income, net	13		945		-99%
Loss before taxes	(3,104)		(3,626)		-14%
Income tax	—		—		0%
Net loss	$(3,104)		$(3,626)		-14%

Revenues

Hosted services revenue from our vertical search services offering for the three months ended July 31, 2009 decreased 59% to $0.2 from $0.5 million in the same period of the prior fiscal year. As of July 31, 2009, there were a total of 54 Convera supported websites in production compared to 46 at the end of the first fiscal quarter last year. Along with the decline of sites in production from the first quarter, several factors contributed to the revenue decline in the quarter ended July 31, 2009. As previously discussed, the current economic slowdown has resulted in reduced ad sales to publishers which have contributed to the decrease in our ad share revenues. A contract settlement with a major customer resulted in renegotiated lower ad rates and additional revenue to another customer was deferred due to an uncertainty in the collectibility of their account balance.

International revenue is generated from publishers located primarily in the United Kingdom. In a cost saving measure we closed our international sales operation headquartered in the United Kingdom in January 2009. International sales are now generated and supported from our US offices. International revenues decreased to $37,000 during the quarter ended July 31, 2009 from $0.4 million in the quarter ended July 31, 2008.

Three customers accounted for a total of 27% of the revenues for the quarter ended July 31, 2009. One customer, CMP Information LTD., accounted for a total of 65% of the revenues for the quarter ended July 31, 2008.

Operating Expenses:

Cost of Revenues

Our hosted services cost of revenue decreased 66% to $0.6 million for the three months ended July 31, 2009 from $1.9 million in the comparable period of the prior fiscal year. This decrease is primarily attributable to a $0.5 million decrease in depreciation expense as a result of the impairment of hosting-related equipment and purchased software in the fourth quarter of fiscal year 2009. Personnel-related costs were reduced by $0.5 million as a result of the headcount reduction stemming from reorganization of our hosting

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operations group in February 2009. Cost of revenue headcount decreased to an average of 6 for the second quarter of fiscal 2010 from an average of 20 in the comparable period of the prior year.

Sales & Marketing

Sales and marketing expense decreased 70% to $0.2 million for the three months ended July 31, 2009 from $0.8 million in the comparable period of the prior fiscal year. The decrease in sales and marketing expense is attributable to the reorganization of our sales and marketing operations in the fourth quarter of fiscal year 2009. As a result of this effort we closed our UK office and reduced our headcount by five. Personnel-related costs, as well as rent, office expenses, travel and corporate marketing expenses have all been reduced. Sales and marketing headcount decreased to an average of three for the second quarter of fiscal 2010 from an average of nine for the comparable period of the prior fiscal year.

Research and Development

Research and product development costs decreased 30% to $0.7 million for the three months ended July 31, 2009 from $1.1 million in the comparable period of the prior fiscal year. The decrease in research and development costs is primarily due to the reorganization of the engineering group in February 2009. As a result of this reorganization there was a reduction in personnel-related costs of $0.4 million as well, offset by severance costs of $0.3 million due to the departure of an officer in the current quarter. Stock option expense also declined $0.1 million as a consequence of the lower headcount and there was a $0.1 million decrease in depreciation expense. Research and development headcount decreased to an average of 8 for the second quarter of fiscal 2010 from an average of 20 for the comparable period of the prior year.

General and Administrative

General and administrative expense increased 26% to $1.7 million for the three months ended July 31, 2009 from $1.4 million in the comparable period of the prior fiscal year. Staff reductions over the past year have resulted in a decrease in personnel-related expenses of $0.1 million. Reductions to accounting fees of $0.1 million were offset by a $0.4 million increase in legal fees incurred as a result of the pending Firstlight merger and $0.1 million in corporate expenses related to a employment settlement. General and administrative headcount decreased to an average of 10 in the second quarter of fiscal 2010 from an average of 16 in the comparable period of the prior fiscal year.

Other income

Other income, which consists almost entirely of net interest income, decreased 99% to $13,000 during the three months ended July 31, 2009 from $0.9 million in the comparable period of the prior fiscal year. The decrease in the second quarter of fiscal 2010 was primarily due to the absence of deferred income of $0.7 million that occurred in the second quarter of fiscal 2009 and the declining interest rates as well as a lower average cash balance.

Six Months Ended July 31, 2009 as compared to July 31, 2008

The following chart summarizes the components of revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the six months ended July 31, 2009 and 2008.

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	Components of Revenue and Expense Six Months Ended July 31,				Increase (Decrease)
	2009	%	2008	%	%
Revenue	$390	100%	$871	100%	-55%
Expenses:
Cost of revenues	1,402	738%	3,682	785%	-62%
Sales and marketing	472	248%	1,648	351%	-71%
Research and product development	1,570	826%	2,293	489%	-32%
General and administrative	3,052	1606%	3,424	730%	-11%
Total operating expenses	6,496	3418%	11,047	2355%	-41%
Operating loss	(6,106)		(10,176)		-40%
Other income, net	24		1,124		-98%
Loss before taxes	(6,082)		(9,052)		-33%
Income tax	—		—		0%
Net loss	$(6,082)		$(9,052)		-33%

Revenues

Hosted services revenue from our vertical search services offering for the six months ended July 31, 2009 decreased 55% to $0.4 million from $0.9 million in the same period of the prior fiscal year due to a contract settlement with a major customer which resulted in renegotiated lower ad rates and additional revenue to another customer was deferred due to an uncertainty in the collectibility of their account balance. As of July 31, 2009, there were a total of 54 Convera supported websites in production compared to 46 such sites at July 31, 2008.

Revenue from international operations is generated from publishers located primarily in the United Kingdom. International revenues were $0.1 million in the six months ended July 31, 2009 and were $0.8 million in the six months ended July 31, 2008.

Three customers accounted for 46% of the revenues for the six months ended July 31, 2009, individually accounting for 26%, 10%, and 10% of total revenues, respectively. One customer accounted for 72% of the revenues generated in the six months ended July 31, 2008.

Operating Expenses:

Cost of Revenues

Our hosted services cost of revenue decreased 62% to $1.4 million for the six months ended July 31, 2009 from $3.7 million in the comparable period of the prior fiscal year. This decrease is primarily attributable to a $1.0 million decrease in depreciation expense as a result of the impairment of hosting-related equipment and purchased software in the fourth quarter of fiscal year 2009, a $0.2 million decrease in equipment/maintenance expense, and a decrease of $0.8 million in personnel-related costs due to the reduction in headcount as a result of the reorganization in February 2009. Cost of revenue headcount decreased to an average of 6 for the first six months of fiscal 2009 from an average of 19 in the comparable period of the prior year.

Sales & Marketing

Sales and marketing expense decreased 71% to $0.5 million for the six months ended July 31, 2008 from $1.6 million in the comparable period of the prior fiscal year. The decrease in sales and marketing expense is attributable to the combination of a decrease in personnel-related costs of $0.7 million and stock option expense of $0.2 million from lower staffing levels resulting from the restructuring actions taken throughout fiscal 2008, and lower marketing program expenditures. Sales and marketing head count decreased to an average of 3 for the first six months of fiscal 2009 from an average of 9 for the comparable period of the prior fiscal year.

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Research and Development

Research and product development costs decreased 32% to $1.6 million for the six months ended July 31, 2009 from $2.3 million in the comparable period of the prior fiscal year. The decrease in research and development costs is primarily due to the reorganization of the engineering group in February 2009. As a result of this reorganization there was a reduction in personnel-related costs of $0.6 million, stock option costs of $0.2 million and bonus expense of $0.1 million, offset by severance costs of $0.3 million due to the departure of an executive in the current quarter. Research and development headcount decreased to an average of 9 for the first six months of fiscal 2009 from an average of 21 for the comparable period of the prior year.

General and Administrative

General and administrative expense decreased 11% to $3.1 million for the six months ended July 31, 2009 from $3.4 million in the comparable period of the prior fiscal year. The decrease includes a $0.3 million reduction in personnel-related costs and $0.3 million in stock option expense due to staff reductions, and a $0.2 million decrease in accounting expense offset by increased legal fees of $0.5 million incurred due to the pending Firstlight merger. General and administrative headcount decreased to an average of 11 in the first six months of fiscal 2009 from an average of 15 in the comparable period of the prior fiscal year.

Other income

Other income for the six months ended July 31, 2009 decreased 98% to $24,000 from $1.1 million in the comparable period of the prior fiscal year. The prior fiscal year includes $0.7 million of income that had been previously deferred until the Company satisfied its contractual obligations, which occurred during the quarter ended July 31, 2008, and $0.4 million of interest income. The decrease in interest income was due to the combined effects of a lower average cash balance and declining interest rates.

Liquidity and Capital Resources

Our combined balance of cash and cash equivalents at July 31, 2009 as compared to January 31, 2009 is summarized below (in thousands).

	July 31, 2009	January 31, 2009	Change
Cash and cash equivalents	$17,887	$22,754	$(4,867)

At July 31, 2009, our principal source of liquidity was cash and cash equivalents of $17.9 million.

Operating activities used $4.9 million in cash during the six months ended July 31, 2009. The principal use of cash from operating activities was the net loss of $6.1 million. Non-cash expenses consisting of depreciation of $280,000, the provision for doubtful accounts of $61,000 and stock-based compensation of $250,000 offset the net loss. Decreases to accounts receivable and prepaid expenses and other assets provided $333,000 and $190,000, respectively. Increases to accounts payable and accrued expenses provided $40,000 while decreases to deferred revenues used $7,000.

Operating activities consumed $8.2 million in cash during the six months ended July 31, 2008. The primary use of cash from operating activities was the net loss from continuing operations of $9.1 million. The net loss was reduced for non-cash expenses represented by depreciation of $1.4 million and stock-based compensation of $1.3 million. Increases to accounts receivable used $0.5 million and payments of accounts payable and accrued expenses used $0.7 million. In addition the Company recognized $0.6 million of previously deferred revenue for which cash had previously been received.

Investing activities consisting of equipment purchases used $23,000 in cash during the six months ended July 31, 2009. Investing activities used $10,000 in cash during the six months ended July 31, 2008. Purchases of equipment totaling $73,000 were partially offset by proceeds from the sale of assets of $63,000.

There were no cash flows from financing activities for the six months ended July 31, 2009. For the six months ended July 31, 2008 financing activities consumed approximately $1.0 million attributable to a payment to FAST to finalize the working capital adjustment stipulated in the agreement for the sale of the RetrievalWare Enterprise Search Business. The working capital adjustment had been accrued at January 31, 2008 as an offset to the $4.0 million held in escrow.

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On June 1, 2009, we announced our plans to merge our search business with Firstlight and our expectation to adopt a plan of dissolution with orderly wind down and liquidation of Convera before the closing of the merger. The merger with Firstlight contemplates the transfer of all the business assets and obligations of the search business, including $3.0 million in cash and a $1.0 million line of credit to the merged company. The plan of dissolution contemplates a $10.0 million dividend to shareholders of record at the close of the Firstlight transaction and an orderly wind up of Convera’s remaining obligations over the twelve months after closing. We believe that we have sufficient cash resources on hand to complete the merger and the plan of dissolution. We expect the conditions for the closing of the Firstlight transaction will be met in the third quarter of the current fiscal year. However, we make no assurances that either the merger or the plan of dissolution will be completed.

Item 3. Quantitative and Qualitative Disclosure about Market Risk

Currency Risk

Our market risk is principally confined to changes in foreign currency exchange rates and potentially adverse effects of differing tax structures. With the closure of our foreign sales subsidiary located in the United Kingdom international sales are now made from our US office and are typically denominated in British pounds. International revenues were approximately 19% of total revenues for the quarter ended July 31, 2009. For the quarter ended July 31, 2008 international revenues were approximately 93% of total revenues. As of July 31, 2009, approximately 64% of total consolidated accounts receivable was denominated in British pounds. The majority of these receivables are due within 90 days of the end of the first fiscal quarter, and all receivables are due within one year. Additionally, we are exposed to potential foreign currency gains or losses resulting from intercompany accounts that are not of a long-term nature. We are also exposed to foreign exchange rate fluctuations as the financial results of CTIL are translated into US dollars in consolidation. As exchange rates vary, those results when translated may vary from expectations and adversely impact overall expected profitability.

As of July 31, 2009, approximately three percent of our cash and cash equivalents were denominated in British pounds, EUROs or Canadian dollars. Cash equivalents consist of funds deposited in money market accounts with original maturities of six months or less. These money market funds are only invested in US Government notes and Treasury bills and are less likely to be negatively impacted by redemptions of funds than money market funds invested in commercial paper and other securities and consequently are considered more liquid. We also have certificates of deposit of $76,000 and $450,000 included in Other assets which are pledged to collateralize letters of credit required for leased facilities. Given the relatively short maturity periods of these cash equivalents, the cost of these investments approximates their fair values and our exposure to fluctuations in interest rates is limited.

Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the general economic environment as well as the industry in which we operate. We currently maintain an allowance of $74,000 for anticipated losses. As our customer base grows, we will periodically review whether this provision is adequate. The credit and financial markets are currently experiencing unprecedented volatility, stress, illiquidity and disruption around the world. Many of our customers may encounter much uncertainty and risks due to the weakening business environment and credit availability, particularly in the publishing area. As a result, these customers may be unable to satisfy their contract obligations, may delay payments, or may delay purchasing our services, which could negatively affect our business and financial performance.

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Item 4. Controls and Procedures

(a)	Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and determined that our disclosure controls and procedures were effective as of the end of the period covered by this Quarterly Report on Form 10-Q. The evaluation considered the procedures designed to ensure that information required to be disclosed by us in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and communicated to our management as appropriate to allow timely decisions regarding required disclosure.

(b)	Changes in Internal Control over Financial Reporting

During the period covered by this Quarterly Report on Form 10-Q, there was no change in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

(c)	Inherent Limitations of Disclosure Controls and Internal Control over Financial Reporting

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to risks that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

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PART II — OTHER INFORMATION

Item 1. Legal Proceedings

None.

Item 1A. Risk Factors

In addition to the information set forth in this report, you should carefully consider the factors discussed in Part I, “Item 1A. Risk Factors” in the Annual Report on Form 10-K for the year ended January 31, 2009, which could materially affect our business, financial condition or future results. The risks described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. There have been no material changes from the risk factors disclosed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended January 31, 2009.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

None.

Item 3. Defaults upon Senior Securities

None.

Item 4. Submission of Matters to Vote of Security Holders

None.

Item 5. Other Information

None.

Item 6.

Exhibits

Exhibit No.	Exhibit Title
2.1	Agreement and Plan of Merger by and among Convera Corporation, B2BNetSearch, Inc., and Firstlight Online Limited, dated as of May 29, 2009 (incorporated by reference to Exhibit 2.1 of Form 8-K filed June 4, 2009,)
2.2	Plan of Dissolution and Liquidation of Convera Corporation (incorporated by reference to Exhibit 2.2 of Form 8-K filed June 4, 2009,)
10.1	Transition Agreement by and between Convera Corporation and Patrick C. Condo dated May 29, 2009 (incorporated by reference to Exhibit 10.1 of Form 8-K filed June 4, 2009,)
31.1	Certification of Chief Executive Officer pursuant to Securities Exchange Act of 1934 Rules 13a-14(a) and 15d-14(a) (filed herewith)
31.2	Certification of Chief Financial Officer pursuant to Securities Exchange Act of 1934 Rules 13a-14(a) and 15d-14(a) (filed herewith)
32.1	Certification of Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith)
32.2	Certification of Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONVERA CORPORATION
September 14, 2009	By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer)
September 14, 2009	By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 31.1

CERTIFICATION

I Patrick C. Condo, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q of Convera Corporation;
(2)	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
(4)	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
(5)	The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
By:	/s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer of Convera Corporation) September 14, 2009

Exhibit 31.2

CERTIFICATION

I, Matthew G. Jones, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q of Convera Corporation;
(2)	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
(4)	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
(5)	The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
By:	/s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial Officer of Convera Corporation) September 14, 2009

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the “Company”) on Form 10-Q for the period ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick C. Condo, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 14, 2009	By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer of Convera Corporation)

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the “Company”) on Form 10-Q for the period ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew G. Jones, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 14, 2009	By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial Officer of Convera Corporation)

Annex J

CONVERA’S QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED OCTOBER 31, 2009

J-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended October 31, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  to

Commission File Number 000-31989

CONVERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1987541
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1921 Gallows Road, Suite 200, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 761-3700

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Exchange Act Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares outstanding of the registrant’s Class A common stock as of December 14, 2009 was 53,501,183.

CONVERA CORPORATION

QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED OCTOBER 31, 2009

PART I. FINANCIAL INFORMATION

1

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	October 31, 2009	January 31, 2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$15,572	$22,754
Accounts receivable, net of allowance for doubtful accounts of $74 and $165, respectively	259	620
Prepaid expenses and other	198	447
Total current assets	16,029	23,821
Equipment and leasehold improvements, net of accumulated depreciation of $7,741 and $9,672, respectively	66	460
Other assets	621	596
Total assets	$16,716	$24,877
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$421	$502
Accrued expenses	1,535	1,679
Total liabilities	1,956	2,181
Commitments and Contingencies
Shareholders’ Equity:
Common stock Class A, $0.01 par value, 100,000,000 shares authorized; 54,157,738 and 54,157,738 shares issued, respectively; 53,501,183 and 53,501,183 shares outstanding, respectively	540	540
Treasury stock at cost, 656,555 and 656,555 shares, respectively	(1,517)	(1,517)
Additional paid-in-capital	1,173,326	1,172,965
Accumulated deficit	(1,155,630)	(1,147,215)
Accumulated other comprehensive loss	(1,959)	(2,077)
Total shareholders’ equity	14,760	22,696
Total liabilities and shareholders’ equity	$16,716	$24,877

See accompanying notes.

2

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2009	2008	2009	2008
Revenues:
Hosted services	$205	$239	$595	$1,110
Expenses:
Cost of revenues	656	1,892	2,059	5,573
Sales and marketing	200	911	672	2,560
Research and product development	441	1,216	2,011	3,509
General and administrative	1,251	2,288	4,303	5,712
	2,548	6,307	9,045	17,354
Operating loss	(2,343)	(6,068)	(8,450)	(16,244)
Other income, net	11	98	35	1,222
Loss before income tax expense	$(2,332)	$(5,970)	$(8,415)	$(15,022)
Income tax	—	—	—	—
Net loss	$(2,332)	$(5,970)	$(8,415)	$(15,022)
Basic and diluted net loss per common share	$(0.04)	$(0.11)	$(0.16)	$(0.28)
Weighted-average number of common shares outstanding – Basic and diluted	53,501,183	53,327,033	53,501,183	53,320,101
Other comprehensive loss:
Net loss	$(2,332)	$(5,970)	$(8,415)	$(15,022)
Foreign currency translation adjustment	8	(188)	118	(213)
Comprehensive loss	$(2,324)	$(6,158)	$(8,297)	$(15,235)

See accompanying notes.

3

CONVERA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	For the Nine Months Ended October 31,
	2009	2008
Cash Flows from Operating Activities:
Net loss	$(8,415)	$(15,022)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	409	2,171
Provision for doubtful accounts	62	300
Stock-based compensation	360	2,564
Gain on disposal of assets	(25)	(26)
Changes in operating assets and liabilities:
Accounts receivable	344	(703)
Prepaid expenses and other assets	227	107
Accounts payable and accrued expenses	(219)	(499)
Deferred revenues	(8)	(580)
Net cash used in operating activities	(7,265)	(11,688)
Cash Flows from Investing Activities:
Purchases of equipment and leasehold improvements	(43)	(1,095)
Proceeds from disposal of assets	35	63
Net cash used in investing activities	(8)	(1,032)
Cash Flows from Financing Activities:
Proceeds from receipt of escrow balance related to the sale of the RetrievalWare business	—	4,000
Payment of working capital adjustment related to the sale of the RetrievalWare business	—	(968)
Net cash provided by financing activities	—	3,032
Effect of exchange rate changes on cash	91	(136)
Net decrease in cash and cash equivalents	(7,182)	(9,824)
Cash and cash equivalents, beginning of period	22,754	36,641
Cash and cash equivalents, end of period	$15,572	$26,817

See accompanying notes.

4

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(1) CONVERA CORPORATION

Nature of Operations

Convera Corporation (“Convera,” “us,” “our” or “we”) provides vertical search services to the websites of trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the World Wide Web (“the Web”.) The result is a more relevant and comprehensive search experience for the user designed to drive traffic to the publishers’ websites. We also offer web site hosting and vertical search related professional services and training to publishers.

We provide publishers with our vertical search technology on a “software as a service” basis. We provide the technical infrastructure, search expertise and best practice advice required to build vertical search applications. The publisher provides the insight into the information needs of the target community, which is used to customize the look, feel and functionality of the search experience to the needs of that community. Search results can be presented to the user through an intuitive and dynamic page layout that is designed, controlled and branded by the publisher. Our vertical search offering can be integrated into one or more of the publisher’s existing websites or used to establish a new brand or product. As an option, we can host the search results but still present the results under the publisher’s brand. Our advertising server capabilities, which are built into our Web Search Platform, allow us to serve any type of ad and measure all key analytics.

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger with Firstlight Online Limited, a UK company (“Firstlight”). On September 22, 2009, the parties and their affiliates, including the parent company of Firstlight, Vertical Search Works, Inc. (“VSW”) amended and restated the agreement. Prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all of the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries. When the merger becomes effective, Convera and the current VSW shareholders will each own 33.3% and 66.7% of the total outstanding common stock of VSW, respectively, subject to certain adjustments which may enable Convera to own up to 42% of VSW. However, there can be no assurances that the merger agreement will be consummated. See Note 10 — Merger Agreement.

Convera’s board of directors adopted a plan of dissolution, which will become effective upon Convera stockholder’s approval. Convera will file a certificate of dissolution with the Delaware Secretary of State after the plan of dissolution is approved by Convera’s stockholders.

Convera is traded on the NASDAQ stock market (CNVR) and is headquartered at 1921 Gallows Road, Vienna, VA 22182. Our main corporate telephone number is (703) 761-3700.

On September 15, 2009, we received a non-compliance notice from NASDAQ stating that for the preceding 30 consecutive business days the bid price of our common stock had closed below the minimum $1.00 per share required for continued inclusion on The NASDAQ Global Market. The notice indicates that we will be provided with a grace period of 180 calendar day, or until March 15, 2010, to regain compliance with the $1.00 per share minimum bid price requirement. We are not presently considering any actions that may allow us to regain compliance with the NASDAQ continued listing standards and maintain our NASDAQ listing because, as disclosed by us in our press release on June 1, 2009 and current report on Form 8-K on June 4, 2009, we expect to adopt a plan of dissolution and file a certificate of dissolution to orderly wind down our business and operations. At that time, our listing on NASDAQ will cease, if not earlier. For further discussion see Item 1A — Risk Factors in Part II of this quarterly report.

5

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(1) CONVERA CORPORATION  – (continued)

As of October 31, 2009 and 2008, Allen Holding, Inc., together with Allen & Company Incorporated, Herbert A Allen and certain related parties (collectively “Allen & Company”) beneficially owned approximately 42% of the voting power of Convera and held three seats on the Board of Directors, and would therefore be able to influence the outcome of matters requiring a stockholder vote.

Our operations are subject to certain risks and uncertainties including, but not limited to, the effect of general business and economic trends, including the recent global economic turmoil and slowdown; the ability to continue funding operating losses and achieve profitability; the ability of our vertical search business to achieve market acceptance; the ability to compete effectively and respond to rapid technological changes; possible adverse changes to our intellectual property which could harm our ability to compete; actual and potential competition by entities with greater financial resources, experience and market presence than Convera; reliance on a third party hosting facility; a dependence on international sales; the need to attract and retain highly skilled personnel; the ability to use our net operating loss carryforwards; the sufficiency of our internal controls; the availability of additional capital financing on terms acceptable to us, if at all; and the present ownership structure which includes Allen Holdings Inc. and related parties who are able collectively to significantly influence the outcome of matters requiring a stockholder vote, such that other shareholders will not have an influence over any such matters.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Information

These consolidated financial statements are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements, and the notes thereto, included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009. In the opinion of management, the consolidated financial statements for the fiscal periods presented herein include all normal and recurring adjustments that are necessary for a fair presentation of the results for these interim periods. The results of operations for the three-month period ended October 31, 2009 are not necessarily indicative of the results for the entire fiscal year ending January 31, 2010. We have evaluated all subsequent events through December 15, 2009, the date the financial statements were issued.

During the third quarter of fiscal 2010, the Company adopted the new Accounting Standards Codification (“ASC”) as issued by FASB. The ASC has become the authoritative source of US GAAP recognized by FASB to be applied by non-governmental entities. All accounting references have been updated, and therefore Statement of Financial Accounting Standard (“SFAS”) references have been replaced with ASC references.

Principles of consolidation

The consolidated financial statements include the accounts of Convera Corporation and its wholly-owned subsidiaries. All intercompany transactions and accounts have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues, expenses and contingent assets and liabilities. We base those estimates on historical experience and other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets, liabilities and equity that are not readily apparent from other sources. Actual results could differ from those estimates.

6

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Concentrations of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. For the quarters ended October 31, 2009 and 2008, total revenues derived from international sales were approximately $45,000 and $113,000, representing approximately 22% and 47% of total revenues, respectively. For the nine month periods ended October 31, 2009 and 2008, total revenues derived from international sales were approximately $128,000 and $930,000, representing approximately 22% and 84% of total revenues, respectively. Most of our international sales are in the United Kingdom. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the general economic environment as well as the industry in which we operate. We currently maintain an allowance of $74,000 for anticipated losses and will periodically review whether this provision is adequate. Two customers accounted for a total of 46% and 53% of the revenues for the quarters ended October 31, 2009 and October 31, 2008, respectively. Three customers accounted for a total of 50% of the revenues for the nine months ended October 31, 2009, individually accounting for 29%, 11% and 10% of total revenues, respectively. For the nine-month period ended October 31, 2008 two customers accounted for 74% of total revenues.

Revenue Recognition

Revenue from our vertical search service offering can consist of hosted services, professional services and advertising revenue shares.

Our vertical search services revenues are recognized using the criteria in ASC 605-10, “Revenue Recognition”, and ASC 985-605, “Software Revenue Recognition”, respectively. We evaluate vertical search services arrangements that have multiple deliverables, in accordance with ASC 605-25 “Multiple Element Arrangements. “Revenue is recognized when the services have been performed, the price is fixed and determinable, persuasive evidence of an arrangement exists and collection of the resulting receivable is reasonably assured. Multiple deliverable arrangements that contain elements that do not qualify as separate units of accounting are recognized ratably over the term of the hosting arrangement.

Our contracts entitle us to receive either: (1) a percentage of the advertising revenue generated by the customer search site (“ad share revenue”) or, (2) fees based on the search volume consumed by the customer (“search volume revenue”). The majority of our current contracts are ad share arrangements that entitle us to receive a percentage of customer search-related advertising revenue earned (typically between 20% and 50% of net advertising revenues). Many of these ad share contracts also contain monthly minimum service fees that we continue to receive until monthly website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. Search volume contracts entitle us to receive fees based on the search volume consumed by the customer. These arrangements typically include a fixed monthly minimum fee based on the contracted search volume the customer expects to consume on a monthly basis. We are entitled to receive additional fees from customers whose monthly search volumes exceed the contracted amounts. Contract minimums, including both ad share and search volume contract minimums, and other hosting fees or set-up fees are recognized ratably over the term of the vertical search service agreement. Advertising share and search volume revenues in excess of these minimums are recognized when earned under the provisions of the vertical search services agreement.

7

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Revenues from training and professional services are recognized when the services are performed, provided they qualify as separate units of accounting.

Deferred revenue is recorded when payments are received in advance of our performance in the underlying agreements.

Stock-based Compensation

On February 1, 2006, we adopted the provisions of and accounted for stock-based compensation in accordance with ASC 718, “Stock Compensation”, that addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for either: (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. ASC 718 requires that stock-based compensation be accounted for using a fair value based method. We use the Black-Scholes-Merton (“Black–Scholes”) option pricing model to determine the fair value of stock-option awards under ASC 718.

Research and Product Development Costs

Our software development costs are accounted for in accordance with ASC 350-40 “Internal — Use Software”. We expense costs incurred in the preliminary project stage and, thereafter, we capitalize permitted costs incurred in the development or acquisition of internal use software.

Certain costs such as research and development, maintenance and training are expensed as incurred. Amortization of the capitalized costs is on a straight-line basis over the estimated use life of the asset.

Impairment of Long-Lived Assets

We evaluate all of our long-lived assets for impairment in accordance with the provisions of ASC 360-10-35, “Property, Plant, and Equipment/Overall/Subsequent Measurement. ASC 360-10-35 requires that long-lived assets, including property and equipment, be evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. Should events indicate that any of our assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value of the impaired asset and the impairment will be recorded in earnings during the period of such impairment.

Exit and Disposal Activities

We recognize exit and disposal costs in accordance with ASC 420, “Exit or Disposal Obligations”. ASC 420 generally requires the recognition of an expense and related liability for one-time employee termination benefits at the communication date and contract termination costs at the cease-use date. The expense and liability are measured at fair value, which is generally determined by estimating the future cash flows to be used in settling the liability.

Recently Issued Accounting Pronouncements

In July 2009, the Financial Accounting Standards Board (“FASB”) issued a statement that modifies the GAAP hierarchy by establishing only two levels of GAAP, authoritative and nonauthoritative accounting literature. Effective July 2009, the FASB ASC, also known collectively as the “Codification,” becomes the single source of authoritative US accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the Securities and Exchange Commission. The Codification does not change current US GAAP, but changes the referencing of financial standards and is intended to simplify user access to authoritative US GAAP, by providing all the authoritative literature related to a particular topic in one place. It is organized by topic, subtopic, section, and paragraph, each of which is identified

8

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

by a numerical designation. The Codification is effective for the Company’s financial statements for the quarter ended October 31, 2009. All accounting references have been updated, and therefore Statement of Financial Accounting Standard (“SFAS”) references have been replaced with ASC references. As the Codification is not intended to change or alter existing GAAP, it did not have an impact on the Company’s results of operations and financial position.

In April 2009, the FASB issued accounting standards under ASC 820 “Fair Value Measurements and Disclosures”, (previously FASB Staff Position (“FSP”) FAS 157-4). ASC 820 provides guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. This also includes guidance on identifying circumstances that indicate a transaction is not orderly. This standard emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. Implementation of this standard was effective for interim and annual reporting periods ending after June 15, 2009, and is applied prospectively. The implementation of this standard did not have a material effect on the Company’s results of operations and financial position.

In April 2009, the FASB issued accounting standards under ASC 825 “Financial Instruments” (previously FASB Staff Position (“FSP”) SFAS No. 107-1 and Accounting Principles Board (“APB”) Opinion No. 28-1) which extend the annual financial statement disclosure requirements for financial instruments to interim reporting periods of publicly traded companies. The new standards were effective for interim and annual reporting periods ending after June 15, 2009. The implementation of these standards during the second quarter of Fiscal Year 2010 did not have a material effect on the Company’s results of operations and financial position.

In May 2009, the FASB issued accounting standards under ASC 855 “Subsequent Events” (previously SFAS No. 165), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855 also requires entities to disclose the date through which subsequent events were evaluated as well as the rational as to why the date was selected. The new standards were effective for interim and annual periods ended after June 15, 2009. The implementation of these standards did not have a material effect on the Company’s results of operations and financial position.

In October 2009 the FASB issued Accounting Standards Update (“ASU”) No. 2009-13, “Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements — a Consensus of the FASB Emerging Issues Task Force. “This update provides amendments to the criteria in ASC 605, “Revenue Recognition,” for separating consideration in multiple-deliverable arrangements by establishing a selling price hierarchy. The selling price used for each deliverable will be based on vendor-specific objective evidence (VSOE) if available, third-party evidence if VSOE is not available, or estimated selling price if neither VSOE nor third-party evidence is available. ASU 2009-13 also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. ASU 2009-13 is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, which means that it will be effective for our fiscal year beginning February 1, 2011. We are currently assessing the impact of implementation of this new guidance.

9

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(3) NET LOSS PER COMMON SHARE

We follow ASC 260, “Earnings per Share,” for computing and presenting per share information. Basic income or loss per common share is computed by dividing net income or (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per common share excludes common stock equivalent shares and unexercised stock options as the computation would be anti-dilutive.

The following tables set forth the computation of basic and diluted net income (loss) per common share (in thousands, except share and per share data):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2009	2008	2009	2008
Numerator – Net loss	$(2,332)	$(5,970)	$(8,415)	$(15,022)
Denominator
Weighted average number of common shares outstanding – basic and diluted	53,501,183	53,327,033	53,501,183	53,320,101
Basic and diluted net loss per common share	$(0.04)	$(0.11)	$(0.16)	$(0.28)

The following equity instruments were not included in the computation of diluted net loss per common share because their effect would be anti-dilutive.

	Three and Nine Months Ended October 31,
	2009	2008
Stock options	5,775,784	8,227,190
Deferred stock	—	300,000
	5,775,784	8,527,190

(4) SEGMENT REPORTING

Our chief operating decision-makers review financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by geographic region for purposes of allocating resources and evaluating financial performance. There are no segment managers who are held accountable by our chief operating decision-makers, or anyone else, for operations, operating results and planning for levels or components below the consolidated unit level. Accordingly, we consider ourselves to be in a single reporting segment and operating unit structure.

10

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(4) SEGMENT REPORTING  – (continued)

Operations by Geographic Area

Revenues by geographic region are based on the billing addresses of our customers. The following table sets forth revenues and long-lived assets by geographic region (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2009	2008	2009	2008
Sales to Customers:
United States	$160	$126	$467	$180
United Kingdom	45	36	128	739
All other	—	77	—	191
	$205	$239	$595	$1,110

	October 31, 2009	January 31, 2009
Long-lived assets:
United States	$687	$1,042
All Other	—	14
	$687	$1,056

(5) FAIR VALUE MEASUREMENTS

ASC 820, “Fair Value Measurements and Disclosures”, defines fair value as a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. ASC 820 requires that assets and liabilities carried at fair value be classified and disclosed according to the following three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 — Observable inputs that reflect quoted prices for identical assets or liabilities in active markets.

Level 2 — Inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are not supported by market data

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Assets and liabilities measured at fair value are summarized below (unaudited, in thousands):

		Fair Value Measurement at Reporting Date Using
Description	October 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Cash equivalents:
Money market funds	$14,275	$14,275	$—	$—

(6) INCOME TAXES

Our interim effective income tax rate is based on management’s best current estimate of the expected annual effective income tax rate. Based on current projections of for the year ending January 31, 2010, we expect to generate additional net operating losses (“NOLs”) for the year.

11

CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(6) INCOME TAXES  – (continued)

As of October 31, 2009, our deferred tax assets exceed our deferred tax liabilities. As we have not generated earnings and no assurance can be made of future earnings needed to utilize these assets, a valuation allowance in the amount of the net deferred tax assets has been recorded.

We follow the provisions of ASC 740, “Income Taxes”. As of the date of this report there are no uncertain tax positions requiring recognition in our consolidated financial statements. Our policy is to recognize interest and penalties in the period in which they occur in the income tax provision (benefit). We file income tax returns in the US federal jurisdiction, various states and local jurisdictions and in foreign jurisdictions, primarily the U.K. and Canada. Tax years that remain subject to examination include: US federal and state tax returns from fiscal 2005 to present; Tax returns in the U.K. from fiscal 2006 to present and Canadian tax returns from fiscal 2005 to present. We are not currently under audit for income taxes in any jurisdiction.

(7) CONTINGENCIES

From time to time, we may be a party to various legal proceedings, claims, disputes and litigation arising in the ordinary course of business. We believe that the ultimate outcome of these matters, individually and in the aggregate, will not have a material adverse affect on our financial position, operations or cash flow. However, because of the nature and inherent uncertainties of litigation, should the outcome of these actions or future actions be unfavorable, our financial position, operations and cash flows could be materially adversely affected.

(8) RELATED PARTY TRANSACTIONS

John C. Botts, a member of the board of directors of Convera, is also Chairman of United Business Media PLC, the parent company of CMP Information LTD (“CMP”) which is a customer of Convera. Sales to CMP for the three and nine months ended October 31, 2009 were $23,000 and $62,000, respectively. Amounts due from CMP were $23,000 and $377,000 (excluding deferred revenue) as of October 31, 2009 and January 31, 2009, respectively.

(9) STOCK-BASED COMPENSATION

ASC 718 requires the use of a valuation model to calculate the fair value of stock-based awards. We have elected to use the Black-Scholes option-valuation model, which incorporates various assumptions including volatility, expected life, risk free interest rates and dividend yields. The expected volatility is based on term-matching historical volatility. The expected life of an award is computed using a combination of historical holding periods combined with hypothetical holding periods on a weighted average basis. We have determined that directors and non-directors display significantly different exercise behavior, and accordingly established two groups for option valuation: Group 1 is comprised of directors; Group 2 includes all other employees. As ASC 718 requires that stock-based compensation expense be based on awards that are ultimately expected to vest, stock-based compensation expense for the three and nine months ended October 31, 2009 and 2008 have been reduced for estimated forfeitures.

Performance Stock Options:

During the first quarter of fiscal 2009, 3.1 million common stock options were issued at an exercise price of $1.92 per share to members of the senior management team. The vesting of the options is contingent upon the Company achieving revenue and EBIDTA of $25 million and $2.5 million, respectively, for the fiscal year ended January 31, 2011. These options were valued using the Black-Scholes option pricing model on the grant date and the aggregate compensation expense for these awards, provided all such options vest, was determined to be $3.4 million. Performance stock options are evaluated in accordance with ASC 718 on a periodic basis over the performance period to determine whether achievement of the underlying performance goals is probable. As of October 31, 2009 and 2008, the Company has concluded that the achievement of the performance

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(9) STOCK-BASED COMPENSATION  – (continued)

measurements is not probable and therefore has recorded no compensation expense. If the Company determines in a subsequent period that achievement of the performance goals is now probable, a cumulative catch-up expense adjustment will be required equal to that portion of the total compensation expense attributable to the vesting period that has elapsed.

The following table shows the weighted-average assumptions used to estimate the fair values for all stock option grants that occurred in the periods presented. There were no options granted during the three and nine months ended October 31, 2009.

	Three Months Ended October 31, 2008	Nine Months Ended October 31, 2008
Expected term of stock options	4.11 Years	4.67 Years
Expected volatility	68%	68%
Risk free interest rates	2.9%	2.63%
Dividend yield	None	None
Weighted average grant date fair value of options granted during the period	$0.58	$1.06

As of October 31, 2009 a total of $0.5 million of unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of 1.0 years.

Deferred Stock Compensation Plan

Beginning in fiscal year 2004 several of our senior officers were awarded shares of deferred stock pursuant to the Company’s 2000 Stock Option Plan. The fair value of these awards was recognized as compensation expense over the corresponding service period in accordance with the provisions of ASC 718. All non-vested shares of deferred stock vested prior to the fiscal year ended January 31, 2009. As a result there was no impact of recording stock-based compensation related to deferred stock on our results of operations during the three and nine month periods ended October 31, 2009.

The impact on our results of operations of recording stock-based compensation related to stock options and deferred stock for the three and nine month periods ended October 31, 2009 and 2008 was as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2009	2008	2009	2008
Cost of revenues	$15	$126	$32	$230
Sales and marketing	9	290	34	476
Research and product development	25	231	62	672
General and administrative	62	634	232	1,118
Total	$111	$1,281	$360	$2,496

(10) MERGER AGREEMENT

On May 29, 2009, Convera and its wholly owned subsidiary, B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger with Firstlight Online Limited, a UK company (“Firstlight”). On September 22, 2009, the parties and their affiliates, including the parent company of Firstlight, Vertical Search Works, Inc., a Delaware corporation (“VSW”) amended and restated the agreement (the “Merger Agreement”). Pursuant to the Merger Agreement, two wholly owned subsidiaries, B2B and Convera Technologies, LLC (“Technologies”) will merge with and into an indirect wholly owned

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CONVERA CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(tabular amounts expressed in thousands except share and per share data)

(10) MERGER AGREEMENT  – (continued)

subsidiary of VSW, which is a direct parent company of Firstlight, with the VSW subsidiary as the surviving corporation. When the merger becomes effective, Convera and the current VSW shareholders will each own 33.3% and 66.7% of the total outstanding common stock of VSW, respectively, subject to certain adjustments which may enable Convera to own up to 42% of VSW prior to the distribution as described below. VSW and its subsidiaries are in the business of online advertising sales and marketing. The combined new company will bring together the vertical search technology of Convera and the advertising sales and marketing capabilities of VSW. The merger is subject to customary closing conditions and is expected to close early in 2010.

Convera’s board of directors adopted a plan of dissolution, which will become effective upon Convera stockholder’s approval. Convera will file a certificate of dissolution with the Delaware Secretary of State after the plan of dissolution is approved by Convera’s stockholders.

Pursuant to the Merger Agreement, prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries.

Pursuant to the Merger Agreement, the $3 million cash funding assigned by Convera to B2B will be subject to reduction on a dollar-for-dollar basis by an agreed upon daily amount for delays in the closing beyond 60 days after the Merger Agreement is signed, with specified exceptions. In addition, Convera will provide VSW with a $1 million line of credit, which is convertible into common stock of VSW. VSW will be entitled to draw down the line of credit in whole or in part, for a six-month period following the closing date of the merger. Any portion of the credit line drawn down by VSW will accrue a 10% annual interest and will become due and payable by VSW upon the first anniversary of the closing date of the merger. Convera has the right to convert all or any portion of the draw-down amount into VSW common stock anytime before its repayment in full. The full conversion of the credit line will result in an increase of Convera’s ownership in VSW to up to 42.5% of the total outstanding VSW common stock. If Convera elects to convert less than the entire amount, VSW will issue shares to Convera on a pro rata basis.

On May 29, 2009, Convera entered into a Transition Agreement with Mr. Patrick Condo, its President and Chief Executive Officer, pursuant to which Mr. Condo will transition employment from Convera to B2B. According to the Transition Agreement, Convera will pay Mr. Condo, among other benefits, an aggregate amount of $480,000 in cash in a lump sum on the 30th day after the closing of the merger, provided that Mr. Condo has signed and delivered a general release in favor of Convera and the release has become effective. All of Mr. Condo’s stock options, which are now fully vested, may be exercised for a period of 90 days after the merger. Convera and Mr. Condo have previously entered into an Employment Agreement dated on October 26, 2005, under which Mr. Condo would be entitled to, among other benefits, a severance payment equal to 18 months of his current regular base salary and bonus paid out over Convera’s regular payroll schedule following the effective date of his employment termination. Upon the completion of the merger, Mr. Condo’s previous Employment Agreement will be superseded by the Transition Agreement. Mr. Condo will not resign from his positions at Convera until the closing of the merger.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The statements contained in the following discussion that are not purely historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation statements about the expectations, beliefs, intentions or strategies regarding the future of our business. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements regarding our future expectations, performance, plans and prospects as well as assumptions about future events. All forward-looking statements included in this Quarterly Report on Form 10-Q are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties discussed in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 31, 2009. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of such factors, including those set forth in our Annual Report.

The following discussion should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and the consolidated financial statements and notes thereto as filed with the Securities and Exchange Commission.

Overview

We provide vertical search services to trade publishers. Our technology and services help publishers to build a loyal online community and increase their internet advertising revenues. With the use of our vertical search services, our customers can create search engines customized to meet the specialized information needs of their audience by combining publisher proprietary content with an authoritative subset of the Web.

Our principal source of revenue is provided through sales of our vertical search services to the websites of publishers of trade business and specialist publications. Our vertical search technology is a hosted application sold as a service to the publishers. We generate our revenues by receiving a percentage of publishers’ advertising revenues earned by the search sites and by charging minimum fees for our vertical search and advertising services. Many of our contracts with publishers contain monthly minimum fees that we are entitled to receive until website advertising revenue generated by the publishers’ search sites exceeds these monthly minimum amounts. We can also generate revenues from hosting publisher web sites and from providing technical staff training. We offer professional services to customize publisher web sites and optimize search engines, as well as web site monetization consulting.

We use an AT&T facility to host our vertical search offering. This facility, located in Dallas, TX, is operated under a master hosting arrangement that expires in July 2010. We also maintained a hosting facility in San Diego, CA, which was vacated on January 31, 2008 in an effort to appropriately scale our hosting infrastructure. We believe that our Dallas hosting center environment has sufficient equipment capacity and redundancy to host vertical search websites for 200 trade publications each with an average community of 40,000 users at competitive search performance levels, providing sufficient capacity to meet our current needs.

On May 29, 2009, Convera and its wholly owned subsidiary B2BNetSearch, Inc., a Delaware corporation (“B2B”) entered into an Agreement and Plan of Merger with Firstlight Online Limited, a UK company (“Firstlight”). On September 22, 2009, the parties and their affiliates, including Firstlight’s parent company, Vertical Search Works, Inc., a Delaware corporation (“VSW”) amended and restated the agreement. Prior to the closing of the merger, Convera will undergo an internal restructuring, whereby Convera and certain of its subsidiaries will assign all of the operating business and business related assets of Convera (including, without limitation, internet-search related patents and $3 million in cash) to B2B, and B2B will assume all the liabilities of Convera and certain of its subsidiaries. When the merger becomes effective, Convera and the current VSW shareholders will each own 33.3% and 66.7% of the total outstanding common stock of VSW, respectively, subject to certain adjustments which may enable Convera to own up to 42% of VSW.

VSW and its subsidiaries are in the business of online advertising sales and marketing. The combined new company will bring together the vertical search technology of Convera and the advertising sales and marketing capabilities of VSW. It is expected to have over 60 corporate customer accounts and 120 existing

15

websites with approximately 1500 advertisers. The new company will provide technology and advertising to the publishing market and expects to generate revenue from advertising sales and subscriptions. In addition, it plans to build a series of its own industry search engines.

Trends

As of October 31, 2009, Convera has 60 vertical search websites with 23 separate publishers under contract, with 50 of these vertical search sites in production and 10 of the websites in development awaiting launch. At October 31, 2008, Convera had 82 vertical search websites from 28 publishers under contract, of which 45 were in production and 37 were in development awaiting launch. Despite the overall increase in sites in production on a year over year basis, revenues generated by the sites have declined. This decline is due in part to the renegotiation of contract rates with a major customer as well as reduced ad rates. Our ad share levels have suffered as publisher’s online ad revenues have declined as a result of the current economic downturn.

While revenues during the past fiscal year have declined we have continued to reduce our expense base by eliminating redundant costs and reducing staff headcount. In November 2008, we reduced operating costs by streamlining our sales process and reducing the cost structure of our sales, marketing and customer service functions. This effort resulted in the closing of our U.K. sales office in January 2009 and reduced our overall headcount by nine. In February 2009, we further reduced our operating costs by reorganizing our engineering and hosting operations group. This action reduced headcount in our Carlsbad, CA facility by 23 and reduced our expense base by approximately $2.8 million on an annual basis. The reductions in our operating expenses during the current fiscal year compared to the prior fiscal year are primarily attributable to staff reductions throughout the Company.

The following table compares the average headcount by reporting group for the quarters ending October 31, 2009 and 2008.

	Three Months Ended October 31,
	2009	2008	Decrease	% Decrease
Cost of Revenues	6	18	(12)	-67%
Sales and Marketing	3	10	(7)	-70%
Research and Development	8	24	(16)	-67%
General and Administrative	10	15	(5)	-33%
Total	27	67	(40)	-60%

The following table compares the average headcount by reporting group for the nine months ending October 31, 2009 and 2008.

	Nine Months Ended October 31,
	2009	2008	Decrease	% Decrease
Cost of Revenues	6	19	(13)	-68%
Sales and Marketing	3	9	(6)	-67%
Research and Development	8	22	(14)	-64%
General and Administrative	11	17	(6)	-35%
Total	28	67	(39)	-58%

We incurred approximately $322,000 in severance expense in the second quarter of fiscal 2010 and approximately $581,000 for the nine months ended October 31, 2009 related to the reduction in staff. As of October 31, 2009 there was an unpaid balance of approximately $167,000 in severance related expenses outstanding.

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Results of Operations

For the three months ended October 31, 2009, total revenues were $205,000, as compared to revenues of $239,000 in the comparable period of the prior year. The net loss for the three months ended October 31, 2009 was $2.3 million, or $(0.04) per common share, compared to a net loss of $6.0 million, or $(0.11) per common share for the three months ended October 31, 2008.

Three Months Ended October 31, 2009 as compared to October 31, 2008

The following chart summarizes revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the three months ended October 31, 2009 and 2008.

	Components of Revenue and Expense Three Months Ended October 31,				Increase (Decrease)
	2009	%	2008	%	%
Revenue	$205	100%	$239	100%	-14%
Expenses:
Cost of revenues	656	320%	1,892	792%	-65%
Sales and marketing	200	98%	911	381%	-78%
Research and product development	441	215%	1,216	509%	-64%
General and administrative	1,251	610%	2,288	957%	-45%
Total operating expenses	2,548	1243%	6,307	2639%	-60%
Operating loss	(2,243)		(6,068)		-61%
Other income, net	11		98		-89%
Loss before taxes	(2,332)		(5,970)		-61%
Income tax	—		—		0%
Net loss	$(2,332)		$(5,970)		-61%

Revenues

Revenue from our vertical search services were $205,000 and $239,000 for the three months ended October 31, 2009 and 2008, respectively. As of October 31, 2009, there were a total of 50 Convera supported websites in production compared to 45 at the end of the third fiscal quarter last year. The slight increase in the number of sites in production from the third quarter of the prior fiscal years has been offset by reduced ad sales to publishers which have contributed to the decrease in our ad share revenues. Additionally, a contract settlement with a major customer resulted in renegotiated lower ad rates and additional revenue from another customer has continued to be deferred due to the uncertainty in the collectability of their account balance.

International revenue is generated from publishers located primarily in the United Kingdom. In a cost saving measure, we closed our international sales operation headquartered in the United Kingdom in January 2009. International sales are now generated and supported from our US offices. International revenues decreased to $45,000 during the quarter ended October 31, 2009 from $113,000 in the quarter ended October 31, 2008.

Two customers accounted for a total of 46% of the revenues for the quarter ended October 31, 2009, accounting for 34% and 12%, respectively. Two customers accounted for a total of 53% of the revenues for the quarter ended October 31, 2008, accounting for 32% and 21%, respectively.

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Operating Expenses:

Cost of Revenues

Our hosted services cost of revenue decreased 65% to $0.7 million for the three months ended October 31, 2009 from $1.9 million in the same period last year. This decrease is primarily attributable to a $0.5 million decrease in depreciation expense as a result of the impairment of hosting-related equipment and purchased software in the fourth quarter of fiscal year 2009. Personnel-related costs were reduced by $0.4 million as a result of the headcount reduction stemming from reorganization of our hosting operations group in February 2009. Cost of revenue headcount decreased to an average of 6 for the third quarter of fiscal 2010 from an average of 18 in the comparable period of the prior year.

Sales & Marketing

Sales and marketing expense decreased 78% to $0.2 million for the three months ended October 31, 2009 from $0.9 million in the same period last year. The decrease in sales and marketing expense is attributable to the reorganization of our sales and marketing operations in the fourth quarter of fiscal year 2009. Our personnel-related costs, as well as rent, office expenses, travel and corporate marketing expenses were all reduced. Personnel-related costs and stock-based compensation costs each declined $0.3 million during the quarter ended October 31, 2009 compared to the same period last year. Sales and marketing headcount decreased to an average of three for the third quarter this year from an average of ten for the comparable period of the prior fiscal year.

Research and Development

Research and product development costs decreased 64% to $0.4 million for the three months ended October 31, 2009 from $1.2 million in the same period last year. The decrease in research and development costs is primarily due to the reorganization of the engineering group in February 2009. This reorganization resulted in a reduction in personnel-related costs of $0.6 million in the third quarter this year compared to the same period last year. Stock option expense also declined $0.1 million as a result of the reduced headcount. Research and development headcount decreased to an average of eight for the third quarter of fiscal 2010 from an average of 24 for the same period last year.

General and Administrative

General and administrative expense decreased 45% to $1.3 million for the three months ended October 31, 2009 from $2.3 million in the same period last year. Staff reductions over the past year have resulted in a decrease in personnel-related expenses of $0.3 million. Stock-based compensation declined $0.6 million in the third quarter compared to the same period last year. Overall corporate expenses were reduced despite a $0.2 million increase in legal fees incurred as a result of the pending VSW merger. General and administrative headcount decreased to an average of 10 in the second quarter of fiscal 2010 from an average of 15 in the same period last year.

Other income

Other income, which consists almost entirely of net interest income, decreased 89% to $11,000 during the three months ended October 31, 2009 from $98,000 in the same period last year. The decrease in the third quarter of fiscal 2010 was primarily due to the lower interest rates as well as a lower average cash balance.

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Nine Months Ended October 31, 2009 as compared to October 31, 2008

The following chart summarizes revenues and the categories of expenses, including the amounts expressed as a percentage of total revenues, for the nine months ended October 31, 2009 and 2008.

	Components of Revenue and Expense Nine Months Ended October 31,				Increase (Decrease)
	2009	%	2008	%	%
Revenue	$595	100%	$1,110	100%	-46%
Expenses:
Cost of revenues	2,059	346%	5,573	502%	-63%
Sales and marketing	672	113%	2,560	231%	-74%
Research and product development	2,011	338%	3,509	316%	-43%
General and administrative	4,303	723%	5,712	515%	-25%
Total operating expenses	9,045	1520%	17,354	1564%	-48%
Operating loss	(8,450)		(16,244)		-48%
Other income, net	35		1,222		-97%
Loss before taxes	(8,415)		(15,022)		-44%
Income tax	—		—		0%
Net loss	$(8,415)		$(15,022)		-44%

Revenues

Revenue from our vertical search services offering for the nine months ended October 31, 2009 decreased 46% to $0.6 million from $1.1 million in the same period of the prior fiscal year due to a contract settlement with a major customer which resulted in renegotiated lower ad rates while additional revenue from another customer was deferred due to an uncertainty in the collectability of their account balance. As of October 31, 2009, there were a total of 50 Convera supported websites in production compared to 45 websites in production at October 31, 2008.

Revenue from international operations is generated from publishers located primarily in the United Kingdom. International revenues were $128,000 in the nine months ended October 31, 2009 compared to $0.9 million in the nine months ended October 31, 2008. The aforementioned renegotiated lower ad rates and deferral of revenue due to the uncertainty of collection are related to international sales customers and have contributed to the declining sales in that sector.

Three customers accounted for a total of 50% of the revenues for the nine months ended October 31, 2009, individually accounting for 29%, 11%, and 10% of total revenues, respectively. Two customers accounted for a total of 74% of the revenues generated in the nine months ended October 31, 2008, individually accounting for 57% and 17%, respectively.

Operating Expenses:

Cost of Revenues

Hosted services cost of revenue decreased 63% to $2.1 million for the nine months ended October 31, 2009 from $5.6 million in the same period last year. This decrease is primarily attributable to a $1.5 million decrease in depreciation expense as a result of the impairment of hosting-related equipment and purchased software in the fourth quarter of fiscal year 2009. The reorganization in February 2009 produced a lower headcount resulting in a $1.2 million decrease in personnel-related expenses for the first nine months ended October 31, 2009 compared to the same period last year. Equipment/maintenance expenses were also reduced as a result of the reorganization. Cost of revenue headcount decreased to an average of six for the nine months ended October 31, 2009 from an average of 19 in the same period last year.

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Sales & Marketing

Sales and marketing expense decreased 74% to $0.7 million for the nine months ended October 31, 2009 from $2.6 million in the same period last year. The decrease in sales and marketing expense is primarily attributable to a decrease in personnel-related costs of $0.9 million and a $0.4 million decrease in stock-based compensation. These decreases are the result of lower headcount related to the restructuring actions taken in November 2008. Marketing program expenditures have declined $0.2 million compared to the same period last year due to reduced marketing efforts. Sales and marketing head count decreased to an average of three for the nine months ended October 31, 2009 from an average of nine in the same period last year

Research and Development

Research and product development costs decreased 43% to $2.0 million for the nine months ended October 31, 2009 from $3.5 million in the same period last year. The reorganization of the engineering group in February 2009 reduced the overall headcount and has resulted in decreases in personnel-related costs of $0.9 million, stock-based compensation of $0.3 million, and bonus expense of $0.1 million. These decreases were offset by severance costs of $0.3 million due to the departure of an executive in the second quarter of fiscal 2010. Research and development headcount decreased to an average of eight for the nine months ended October 31, 2009 from an average of 22 for the same period last year.

General and Administrative

General and administrative expense decreased 25% to $4.3 million for the nine months ended October 31, 2009 from $5.7 million in the same period last year. The decrease includes a $0.6 million reduction in personnel-related costs and $0.9 million in stock-based compensation due to staff reductions. Decreases to professional and corporate expenses were offset by increased legal fees incurred due to the pending VSW merger. General and administrative headcount decreased to an average of 11 for the nine months ended October 31, 2009 from an average of 17 in the same period last year.

Other income

Other income decreased 97% to $35,000 for the nine months ended October 31, 2009 from $1.2 million in the same period last year. Other income for the nine months ended October 31, 2009 consists primarily of interest income. Other income for the same period last year total includes $0.7 million from satisfying an obligation for the delivery of a discontinued product to a US Government customer and $0.5 million of interest income. The decrease in interest income was due to the combined effects of a lower average cash balance and declining interest rates.

Liquidity and Capital Resources

Our combined balance of cash and cash equivalents at October 31, 2009 as compared to January 31, 2009 is summarized below (in thousands).

	October 31, 2009	January 31, 2009	Change
Cash and cash equivalents	$15,572	$22,754	$(7,182)

At October 31, 2009, our principal source of liquidity was cash and cash equivalents of $15.6 million.

Operating activities used $7.3 million in cash during the nine months ended October 31, 2009. The principal use of cash from operating activities was the net loss of $8.4 million. Non-cash expenses consisting of depreciation of $409,000, the provision for doubtful accounts of $62,000 and stock-based compensation of $360,000 partially offset the net loss. Decreases to accounts receivable and prepaid expenses and other assets provided $344,000 and $227,000, respectively. Decreases to accounts payable and accrued expenses consumed $219,000 while decreases to deferred revenues used $8,000.

Operating activities consumed $11.7 million in cash during the nine months ended October 31, 2008. The primary use of cash from operating activities was the net loss of $15.0 million. The loss was reduced for non-cash expenses represented by depreciation of $2.2 million and stock-based compensation of $2.6 million. Increases to accounts receivable reduced operating cash by $0.7 million and payments of accounts payable and accrued expenses used $0.5 million. In addition, the Company recognized $0.6 million of deferred revenue which had been previously received

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Investing activities consisting of equipment purchases of $43,000 offset by asset disposal proceeds of $35,000 used a net of $8,000 in cash during the nine months ended October 31, 2009. Investing activities used $1.0 million in cash during the nine months ended October 31, 2008. Purchases of equipment totaling $1.1 million were partially offset by proceeds from the sale of assets of $63,000.

There were no cash flows from financing activities for the nine months ended October 31, 2009. Financing activities provided a net of approximately $3.0 million during the nine months ended October 31, 2008. Funds of $4.0 million held in escrow were received upon the finalization of the sale of the RetrievalWare Enterprise Search Business to FAS, partially offset by the payment of the $1.0 million working capital adjustment that was paid during the quarter ended April 30, 2008.

On June 1, 2009, we announced our plans to merge our search business with Vertical Search Works, Inc. and our expectation to adopt a plan of dissolution with orderly wind down and liquidation of Convera before the closing of the merger. The merger with VSW contemplates the transfer of all the business assets and obligations of the search business, including $3.0 million in cash and a $1.0 million line of credit to VSW, subject to certain adjustments. The plan of dissolution contemplates a $10.0 million dividend to shareholders of record at the close of the transaction and an orderly wind up of Convera’s remaining obligations over the twelve months after closing. We believe that we have sufficient cash resources on hand to complete the merger and the plan of dissolution. We expect the conditions for the closing of the VSW transaction will be met early in 2010. However, we make no assurances that either the merger or the plan of dissolution will be completed.

Item 3. Quantitative and Qualitative Disclosure about Market Risk

Currency Risk

Our market risk is principally confined to changes in foreign currency exchange rates. With the closure of our foreign sales subsidiary located in the United Kingdom international sales are now made from our US office and are typically denominated in British pounds. International revenues for the three and nine month periods ended October 31, 2009 were approximately 22% and 21% of total revenues, respectively. For the three and nine month periods ended October 31, 2008 international revenues were approximately 47% and 84% of total revenues, respectively. As of October 31, 2009, approximately 23% of total consolidated accounts receivable was denominated in British pounds. The majority of these receivables are due within 90 days of the end of the third fiscal quarter, and all receivables are due within one year. Additionally, we are exposed to potential foreign currency gains or losses resulting from intercompany accounts that are not of a long-term nature.

As of October 31, 2009, approximately eight percent of our cash and cash equivalents were denominated in British pounds, EUROs or Canadian dollars.

Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. Cash equivalents consist of funds deposited in money market accounts with original maturities of nine months or less. These money market funds are only invested in US Government notes and Treasury bills and are less likely to be negatively impacted by redemptions of funds than money market funds invested in commercial paper and other securities and consequently are considered more liquid. We also have certificates of deposit of $76,000 and $450,000 included in Other assets which are pledged to collateralize letters of credit required for leased facilities. Given the relatively short maturity periods of these cash equivalents, the cost of these investments approximates their fair values and our exposure to fluctuations in interest rates is limited.

We believe that our investment policy limits our exposure to concentrations of credit risk. Our customers are primarily large publishing companies, many of which are located outside the United States. Our international operations have historically exposed us to longer accounts receivable and payment cycles and fluctuations. We extend credit to our customers based on an evaluation of the customer’s financial condition, typically without requiring a deposit or collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. We perform ongoing evaluations of our exposure for credit losses, examining our historical collection experience and our portfolio of customers, taking into consideration the
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general economic environment as well as the industry in which we operate. We currently maintain an allowance of $74,000 for anticipated losses and will periodically review whether this provision is adequate. The credit and financial markets are currently experiencing unprecedented volatility, stress, illiquidity and disruption around the world. Many of our customers may encounter much uncertainty and risks due to the weakening business environment and credit availability, particularly in the publishing area. As a result, these customers may be unable to satisfy their contract obligations, may delay payments, or may delay purchasing our services, which could negatively affect our business and financial performance.

Item 4. Controls and Procedures

(a)	Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and determined that our disclosure controls and procedures were effective as of the end of the period covered by this Quarterly Report on Form 10-Q. The evaluation considered the procedures designed to ensure that information required to be disclosed by us in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and communicated to our management as appropriate to allow timely decisions regarding required disclosure.

(b)	Changes in Internal Control over Financial Reporting

During the period covered by this Quarterly Report on Form 10-Q, there was no change in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

(c)	Inherent Limitations of Disclosure Controls and Internal Control over Financial Reporting

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to risks that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

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PART II — OTHER INFORMATION

Item 1. Legal Proceedings

None.

Item 1A. Risk Factors

In addition to the information set forth in this report, you should carefully consider the factors discussed in Part I, “Item 1A. Risk Factors” in the Annual Report on Form 10-K for the year ended January 31, 2009, which could materially affect our business, financial condition or future results. The risks described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. There have been no material changes from the risk factors disclosed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended January 31, 2009 other than the following.

Our common stock may be involuntarily delisted from trading on NASDAQ if the closing bid prices of our common stock remain below $1.00 per share. A notification of delisting or a delisting of our common stock would adversely affect the price and liquidity of our common stock.

NASDAQ’s quantitative listing standards require, among other things, that listed companies maintain a minimum closing bid price of $1.00 per share. On September 15, 2009, we received a non-compliance notice from NASDAQ starting that for the preceding 30 consecutive business days the bid price of our common stock had closed below the minimum $1.00 per share required for continued inclusion on The NASDAQ Global Market under Marketplace Rule 5450(a)(1). The letter indicates that, in accordance with Marketplace Rule 5810(c)(3)(A), we will be provided with a grace period of 180 calendar days, or until March 15, 2010, to regain compliance with the minimum $1.00 per share minimum bid price requirement. NASDAQ’s staff may determine that we have regained compliance with Marketplace Rule 5450(a)(1) if at any time before March 15, 2010, the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. If we cannot demonstrate that we have regained compliance within such time period, we will receive written notification that our securities are subject to delisting. A notification of delisting or delisting of our common stock could materially adversely affect the market price and market liquidity of our common stock and our ability to raise necessary capital.

We are not presently considering any actions that may allow us to regain compliance with the NASDAQ continued listing standards and maintain our NASDAQ listing because, as disclosed by us in our press release on June 1, 2009 and current report on Form 8-K on June 4, 2009, we expect to adopt a plan of dissolution and file a certificate of dissolution to orderly wind down our business and operations. At that time, our listing on NASDAQ will cease, if not earlier.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults upon Senior Securities

None.

Item 4. Submission of Matters to Vote of Security Holders

None

Item 5. Other Information

None.

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Item 6. Exhibits

Exhibit No.	Exhibit Title
2.1	Amended and Restated Agreement and Plan of Merger by and among Convera Corporation, B2BNetSearch, Inc., Convera Technologies, LLC, Vertical Search Works, Inc., VSWI, Inc., VSW2, Inc., and Firstlight Online Limited, dated as of September 22, 2009 (incorporated by reference to Annex B to the Preliminary Information Statement filed on September 25, 2009 of Form 8-K filed June 4, 2009)
2.2	Plan of Dissolution and Liquidation of Convera Corporation (incorporated by reference to Exhibit 2.2 of Form 8-K filed June 4, 2009)
10.1	Transition Agreement by and between Convera Corporation and Patrick C. Condodated May 29, 2009 (incorporated by reference to Exhibit 10.1 of Form 8-K filed June 4, 2009)
10.2	Office Sublease (sublandlord — Regency Centers, L.P., 1919 Gallows Road, Vienna, Virginia) commencing August 16, 2009 (filed herewith)
31.1	Certification of Chief Executive Officer pursuant to Securities Exchange Act of 1934 Rules 13a-14(a) and 15d-14(a) (filed herewith)
31.2	Certification of Chief Financial Officer pursuant to Securities Exchange Act of 1934 Rules 13a-14(a) and 15d-14(a) (filed herewith)
32.1	Certification of Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith)
32.2	Certification of Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONVERA CORPORATION
December 15, 2009	By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer)
December 15, 2009	By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial and Accounting Officer)

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SUBLEASE

This Sublease (this “Sublease”), dated July 30, 2009, is made between Regency Centers, L.P., a Delaware limited partnership (“Sublessor”), and Convera Technologies, Inc., a Delaware corporation (“Sublessee”).

RECITALS

A.  Sublessor is the tenant under that certain OFFICE LEASE dated April   , 2007 (the “Lease”, a true and accurate copy of which is attached hereto as Exhibit A), wherein TYSONS INTERNATIONAL PLAZA I & II, L.P., a Delaware limited partnership (“Landlord”), leased to Sublessor, certain premises described therein (the “Leased Premises”), consisting of the entirety tenth (10th) floor of the building located at 1919 Gallows Road, Vienna, Virginia 22182 (the “Building”), comprising approximately 15,577 rentable square feet.

B.  Sublessee desires to sublease from Sublessor a portion of the Leased Premises in accordance with the terms and conditions of this Sublease.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and intending to be legally bound, the parties agree as follows:

1.  Premises.

Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor, on the terms and conditions set forth in this Sublease, that portion of the Leased Premises comprising a portion of the tenth (10th) floor of the Building which shall be known as Suite 1050 and totaling 4,803 rentable square feet (the “Premises”), as more particularly shown in Exhibit B attached hereto.

2.  Term.

2.1  The term (“Term”) of this Sublease shall commence on delivery of the Premises to Sublessee which is anticipated to occur on or around August 16, 2009 (the “Commencement Date”) and terminate on January 31, 2013 (the “Expiration Date”), unless otherwise sooner terminated or extended in accordance with the provisions of this Sublease; provided, however, that if the Lease shall be terminated for any reason prior to January 31, 2013 (or if applicable, the end of any renewal term), then this Sublease shall expire on the termination date of the Lease. Should Landlord decline to consent to this Sublease or should Landlord terminate the Lease as to the Premises in lieu thereof, then this Sublease shall be deemed terminated, Sublessor shall return to Sublessee all funds received from Sublessor on account of this Sublease, and neither party shall have any further rights or obligations hereunder.

2.2  Sublessee shall have two (2) consecutive options (the “First Option” and “Second Option”) to renew the Term, subject to Sublessor’s right to void such options as provided below. The First Option is to renew the Term through January 31, 2015 and must be exercised by written notice from Sublessee and received by Sublessor between May 1, 2012 and July 31, 2012, time being of the essence. The Second Option is to renew the Term through January 31, 2018 and must be exercised by written notice from Sublessee and received by Sublessor between May 1, 2014 and July 31, 2014, time being of the essence. Furthermore, the Second option may only be exercised if (a) Sublessee has exercised the First Option and Sublessor did not exercise its right to void the First Option; and (b) Sublessor did not exercise its right to terminate the Lease pursuant to its termination right detailed in Section 3 of the Lease. Notwithstanding the foregoing, Sublessor may, by written notice to Sublessee, elect to void the exercise of either of Sublessee’s renewal options by delivering notice of such election to Sublessee within fifteen (15) business days of Sublessor’s receipt of Sublessee’s renewal notice. In such event, the current and any subsequent renewal option shall terminate and become null and void, the Term shall expire at the end of the then-current Term or renewal term, as applicable, and Sublessee’s right to occupy the Subleased Premises shall terminate, and Sublessor shall recapture the Premises, as of the then current expiration of the Term or renewal term, as applicable.

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3.  Rent.

3.1  Base Rent. Sublessee covenants and agrees to pay Sublessor as base rent (“Base Rent”) for the Premises, without notice or demand, and without set-off, deduction or abatement, annual rent at the rate of $153,696 per annum, payable in equal monthly installments of $12,808.00 in advance, commencing on September 1, 2009 (the “Rent Commencement Date”), and on the first day of each and every successive month thereafter during the Term, subject to adjustment as provided herein. Commencing on September 1, 2010 and annually thereafter, Base Rent shall increase by four percent (4%) of the previous year’s Base Rent in accordance with the rent table set forth on Exhibit C. The Base Rent for any renewal term as provided above shall be equal to then current market sublease rents in Tysons Corner and all other terms of the Sublease shall continue as provided herein.

3.2  Additional Rent. Sublessee shall not be required to pay any amounts on account of “Operating Expenses and Real Estate Taxes” described in Article 7 of the Lease. If required by Landlord, Sublessee shall install a submeter and pay electrical charges for any equipment used within the Premises which are atypical office equipment including, but not limited to, supplemental HVAC units or other equipment within the Premises which may require operation twenty four (24) hours per day, seven (7) days per week.

3.3  Rent. Base Rent and all other costs, expenses and charges to be paid by Sublessee hereunder (collectively, “Rent”) shall constitute “rent” as that term is used in applicable law, and Sublessor shall have all the rights and remedies in the event of the nonpayment thereof as it would have in the event of the nonpayment of any installment of Base Rent. All Rent payable pursuant to this Sublease shall be payable to Sublessor on the dates and in the amounts set forth in this Sublease at the address set forth for notices to Sublessor in Section 26, below, or at such other place as Sublessor may from time to time designate in writing.

3.4  Advance Rent. Upon execution of this Sublease by Sublessee, Sublessee shall deliver to Sublessor a check in the amount of $12,808.00 on account of the first full monthly installment of Base Rent due to Sublessor commencing with the Rent Commencement Date.

3.5  Security Deposit. (a) As security for Sublessee’s full and faithful performance of its obligations under this Sublease, Sublessee shall deposit with Sublessor upon execution of this Sublease a Security Deposit as security for the full and faithful performance of every portion of this Sublease to be performed by Sublessee, in the form of cash and in the amount of $38,424.00.

(b)  If Sublessee defaults with respect to any provision of this Sublease, which default is not cured within any applicable cure period afforded to Sublessee by virtue of this Sublease, Sublessor may draw upon, use, apply or retain all or any portion of the Security Deposit to remedy such default. If any portion of said Security Deposit is so used or applied, Sublessee shall, within ten (10) business days after receipt of written demand therefor, deposit with Sublessor an amount sufficient to restore the Security Deposit to the required amount, and Sublessee’s failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general funds, and Sublessee shall not be entitled to interest on such deposit. If Sublessee shall fully and faithfully perform provisions detailed in Section 11 of this Sublease and there are no outstanding defaults under the Sublease that must be cured, the Security Deposit shall be returned to Sublessee within thirty (30) days of termination of the Term.

4.  Use of the Premises.

The Premises shall be used and occupied only for the use permitted under Article 4 of the Lease, and for no other use or purpose. Sublessee’s use of the Premises shall at all times comply with applicable law.

5.  Delivery of Possession.

The Premises shall be delivered in its “as is”, “where is” condition, vacant and broom clean. Sublessee acknowledges that no representations, statements or warranties, express or implied, have been made by or on behalf of Sublessor in respect to their condition, compliance with laws, ordinances, statutes or regulations, including, but not limited to, the Americans with Disabilities Act of 1991, 42 USC § 1201 et seq. and all

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regulations applicable thereto promulgated as of the date hereof (collectively, “ADA”), or the use or occupation that may be made thereof, and that Sublessor shall not be liable for any defects in the Premises. Acceptance of the Premises by Sublessee shall be construed as recognition that the Premises are in an acceptable state of repair and in sanitary condition.

6.  Assignment and Subletting.

Sublessee shall not, directly or indirectly, assign, convey, pledge, hypothecate or otherwise transfer its interest in this Sublease, or sublet, license or otherwise grant to any person the right to occupy all or any portion of the Premises (collectively, “Transfer”) without (i) the prior written consent of Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) the prior written consent of Landlord. If Sublessee ceases to be a publicly held corporation, then thereafter any sale, assignment or other direct or indirect transfer of control of Sublessee of more than fifty percent (50%) of the beneficial ownership interests in Sublessee in a single transaction or one or more related transactions shall constitute a “Transfer” hereunder for which Sublessor’s prior written consent shall be required. The foregoing sentence shall not be interpreted to apply to the merger of Sublessee with Firstlight Online Limited or its successor or subsidiary to form a new company, and Sublessee hereby warrants that the liquid net worth of the resultant company upon the merger closing date will be equal to or greater than that of Sublessee as of the execution of this Sublease. Sublessee shall pay, within ten (10) business days of receipt of Sublessor’s and/or Landlord’s written demand, any actual fees or costs payable to Landlord under the Lease, and actual costs reasonably incurred by Sublessor in connection with the Sublessee’s request for consent to a Transfer.

7.  Utilities and Services.

Sublessee shall be entitled to all those services (including repair and maintenance of the Premises and the Building) and utilities that the Landlord is required to provide to the Premises pursuant to the Lease, except that Sublessee shall look solely to the Landlord for the provision of such services and utilities and Sublessor shall not be responsible for Landlord’s failure to provide the same. Sublessor shall cooperate with Sublessee using commercially reasonable efforts in connection with Sublessee’s efforts to enforce Landlord’s obligations under the Lease. To the extent that Landlord charges for any additional service or utility provided to the Premises which is requested by Sublessee and is beyond the basic services and utilities that are required to be supplied by the Lease without charge, including but not limited to additional cleaning and after hours and/or supplemental HVAC, Sublessee shall pay for such charges, as additional rent, within ten (10) business days after receipt of written demand therefore from Sublessor to Sublessee. Whether or not such utilities or services are furnished at a separate charge or the charge therefore is included in the rent reserved in the Lease, Sublessee shall not be entitled to any adjustment or abatement in Base Rent by reason of the failure of any such utilities or services unless and to the extent Sublessor receives an adjustment or abatement as a consequence thereof under the Lease, or if such failure is due to the negligence of Sublessor.

8.  Insurance.

Sublessee shall comply with all of the insurance requirements and obligations of Sublessor, as tenant under the Lease, and shall name Landlord and Sublessor as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Sublessee hereunder or thereunder. The parties mutually agree that, with respect to any property loss which is covered by insurance then being carried by Sublessor or Sublessee, respectively, the party carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss; and the parties further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. If and to the extent such waiver can be obtained only upon payment of an additional charge, the party benefiting from the waiver shall pay such charge, upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver.

9.  Damage or Condemnation.

If the Premises shall be damaged or destroyed in whole or in part as a result of any fire or other casualty, or if the whole or a part of the Premises shall be condemned or taken in any manner for any public or quasi-public use, Sublessee shall have no right to terminate or otherwise cause the Term to expire or be forfeited

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except to the extent, and subject to the same conditions and notice requirements, set forth in the Lease; provided however that Sublessee shall have such a right to terminate with respect to the Premises provided that Sublessee exercises any termination right at least ten (10) days prior to the date that Sublessor must exercise such right under the Lease. Sublessor shall have the right to exercise any right of termination under the Lease, and shall have the right as a result thereof to cancel and terminate this Sublease, and the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

10.  Alterations.

Before proceeding with any alteration, addition or improvement to the Premises (collectively, “Alteration”), Sublessee shall obtain the prior written consent of Sublessor and Landlord and submit to Sublessor and Landlord’s plans and specifications for the work to be done for Sublessor’s and Landlord’s prior written consent. Such plans shall be prepared by a qualified professional if the Alterations are other than cosmetic or if required by the terms of the Lease. Sublessor agrees it shall not unreasonably withhold, condition, or delay its consent to any proposed Alterations. Sublessee shall reimburse Sublessor, on written demand, for all actual costs reasonably incurred by Sublessor resulting from Landlord’s review of Sublessee’s Alterations. The party receiving Landlord’s approval of Sublessee’s plans will provide the other party with a copy thereof within five day(s) following receipt. Sublessee acknowledges and agrees that Sublessor shall have no responsibility whatsoever for the installation or proper functioning of, cost of correcting, or removal upon Sublease termination of any of Sublessee’s Alterations or any compliance with the requirements of the Lease (including, without limitation, any costs imposed by Landlord with respect to its review of plans and/or supervision of work), and Sublessee shall bear the entire responsibility and liability therefor. Sublessee agrees that Sublessee’s Alterations shall be removed and the Premises restored to the condition which existed prior to the installation thereof prior to the expiration of the Term or the earlier termination of this Lease if so requested by Sublessor at the time of initial consent for such Alteration.

11.  Sublessee’s Obligations upon Termination of this Sublease.

Sublessee shall keep the Premises in good order and condition and as otherwise required pursuant to the Lease. At the expiration of the Term or sooner termination of this Sublease, Sublessee shall surrender and deliver up the Premises “broom clean” and in good order, condition and repair, ordinary wear, tear, and damage by destruction excepted. Sublessee shall remove any alteration, addition or other improvement made to the Premises by or on behalf of Sublessee after the Commencement Date, if required by Landlord pursuant to the terms of the Lease, as well as any furniture, fixtures, equipment and other personal property of Sublessee to the extent and in the same manner as Sublessor is required to remove same under the terms of the Lease. Sublessee shall repair any damage to the Premises or the Building caused by Sublessee’s move into or out of the Premises, the removal from the Premises of any property or improvements by or on behalf of Sublessee, and any damage otherwise caused by Sublessee its agents, contractors, employees or invitees. Any of Sublessee’s personal property, fixtures or equipment which shall remain in the Premises after the expiration or sooner termination of this Sublease shall be deemed conclusively to have been abandoned and either may be retained by Sublessor as its property or may be disposed of in such manner as Sublessor may see fit, at Sublessee’s sole cost and expense.

12.  Default; Time Periods for Performance.

12.1  Upon the occurrence of a default by Sublessee under this Sublease (which, for the purposes hereof, shall include any default in the payment of Rent or any other default beyond applicable grace periods in accordance with the provisions of Articles 30 and 31 of the Lease as incorporated herein), Sublessor shall have all of the rights, powers and remedies as contained in Articles 30 and 31 of the Lease, together with any and all other rights, powers or remedies available to Sublessor at law or in equity.

12.2  Notwithstanding the provisions of Section 12.1 of this Sublease, the time limits contained in the Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant under the Lease, or for the exercise by the tenant thereunder of any right, remedy or option are changed for the purpose of incorporation herein by shortening the same, in each instance by three (3) days so that, in each instance, Sublessee shall have three (3) days less time to

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observe or perform hereunder than Sublessor has as tenant under the Lease; provided, however, in no event shall Sublessee’s time limit be less than four (4) days regarding the payment of rent.

13.  Sublessor’s Access.

Sublessor and its agents and employees and Landlord shall have the right to enter the Premises in the event of an emergency, and reasonably from time to time upon twenty-four (24) hours advance notice to Sublessee to ascertain whether Sublessee is in compliance with the provisions of this Sublease, to make such repairs as may be necessary, in the case of Sublessor, to cure any defaults of Sublessee, and, in the case of Landlord or following the occurrence of a default by Sublessee hereunder, to exhibit the Premises to prospective tenants.

14.  Other Provisions of Lease.

All applicable terms and conditions of the Lease are incorporated into and made a part of this Sublease as if Sublessor were the landlord thereunder and Sublessee the tenant thereunder except as provided below. Sublessee assumes and agrees to perform Sublessor’s obligations as tenant under the Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 3 of this Sublease. In the event of any conflict between all or any portion of the provisions of the Lease as incorporated herein and this Sublease, the provisions of the Sublease shall control to the extent such provisions are not in violation of the Lease. The parties hereto agree that subject to the provisions of this Sublease, wherever the words “Premises” or words of similar import appear in the Lease, the same shall be deemed to mean the Subleased Premises and wherever the words “Landlord” and “Tenant” appear in the Lease, the words shall be deemed to refer to Sublessor and Sublessee respectively, so that, subject to the provisions of this Sublease and with respect only to the Subleased Premises, Sublessor shall have the rights and powers of the Landlord under the Lease, including but not limited to all of Landlord’s rights and remedies in Articles 30 and 31 of the Lease, and Sublessee shall have and does hereby agree to be bound by and accepts all the rights, powers, duties and obligations of the Tenant under the Lease; provided, however, that notwithstanding the foregoing, Sublessor shall have no obligation to perform or furnish any of the work, services, repairs or maintenance undertaken to be made by Landlord under the Lease, or any other term, covenant or condition required to be performed by Landlord under the Lease.

15.  Right to Cure Sublessee’s Defaults.

If Sublessee shall at any time fail to make any payment or perform any other obligation of Sublessee hereunder beyond applicable notice and cure periods, then Sublessor shall have the right, but not the obligation, with reasonable notice to Sublessee, but without waiving or releasing Sublessee from any obligations of Sublessee hereunder, to make such payment or perform such other obligation of Sublessee in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any reasonable actual and direct costs and expenses required in connection therewith. Sublessee shall pay to Sublessor within ten (10) days of receipt of written demand all actual sums so paid by Sublessor.

16.  Indemnities.

16.1  Sublessee shall defend, indemnify and hold harmless Sublessor, its partners, employees, and agents, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney’s fees and costs, that Sublessor, its partners, employees and agents may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublessee of any of the duties, obligations, representations, warranties or covenants applicable to Sublessee hereunder, Sublessee’s occupancy or use of the Premises, any alterations, additions or modifications made to the Premises by Sublessee, Sublessee’s negligence or willful misconduct, or a termination of the Lease caused by Sublessee. This indemnification shall survive termination of this Sublease.

16.2  Sublessor shall defend, indemnify and hold harmless Sublessee, its partners, employees, and agents, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney’s fees and costs, that Sublessee, its partners,

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employees and agents may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublessor of any of the duties, obligations, or covenants applicable to Sublessor hereunder, Sublessor’s negligence or willful misconduct, or a termination of the Lease caused by Sublessor’s default thereunder which is not caused by Sublessee’s default hereunder. This indemnification shall survive termination of this Sublease.

17.  Limitations on Sublessor.

17.1  Sublessee acknowledges that Sublessor has made no representations or warranties with respect to the Building or the Premises except as expressly provided in this Sublease.

17.2  Sublessor shall not be required to perform any of the covenants and obligations of Landlord under the Lease and, insofar as any of the obligations of the Sublessor hereunder are required to be performed under the Lease by Landlord, Sublessee shall rely on and look solely to Landlord for the performance thereof; provided, however, that Sublessor shall cooperate with Sublessee using commercially reasonable efforts in connection with Sublessee’s efforts to enforce Landlord’s obligations under the Lease.

17.3  Any repair and maintenance obligations with respect to the Premises which are the responsibility of Sublessor, as tenant under the Lease, shall be performed by Sublessee, at Sublessee’s sole cost and expense. Sublessee shall promptly notify Sublessor of the need of any such repair, even though Sublessor shall not be responsible or liable therefore.

17.4  Notwithstanding any other provision contained herein to the contrary, Sublessee shall look only to the leasehold interest of Sublessor under the Lease for the satisfaction of any liability of Sublessor under the Sublease, it being expressly understood and agreed that neither Sublessor nor any partner, officer, director, employee or agent of Sublessor shall be held personally liable for such obligations and Sublessee shall not pursue satisfaction of any judgment against Sublessor or against the assets of any individual partner, officer, director, employee or agent of Sublessor. If Sublessor assigns its leasehold estate in the Premises, Sublessor shall have no obligation to Sublessee for actions arising thereafter. Sublessee shall then recognize Sublessor’s assignee as sublessor under this Sublease.

17.5  In no event shall either party be liable to the other for consequential, punitive or other special damages with respect to this Sublease or any matter arising out of or in connection with this Sublease, the Lease or the Premises.

18.  Subordination to the Lease.

This Sublease is expressly subject and subordinate to the Lease.

19.  Interest on Unpaid Rent.

Except where a higher rate is provided for hereunder, all installments of Base Rent, and any other charges which are not paid by Sublessee when due, shall bear interest from the date due until paid, at a rate equal to the “Prime Rate” published by The Wall Street Journal under the heading “Money Rates”, as that rate may be adjusted from time to time, plus two percent (2%), but not in excess of the maximum rate permitted under applicable law (the “Interest Rate”).

20.  Consent or Approval of Landlord.

If the consent or approval of Landlord is required under the Lease with respect to any matter relating to the Premises, the consent or approval of Sublessor shall also be required. With respect to each such matter, Sublessee shall be required first to obtain the consent or approval of Sublessor with respect thereto and, if Sublessor grants such consent or approval (which consent or approval shall be subject to and conditioned upon the subsequent receipt of the consent or approval of Landlord), only then may Sublessee seek the consent of Landlord. Sublessee shall be required to deliver to Sublessor a copy of any request for consent or approval delivered to Landlord and Landlord’s response thereto within five (5) business days of delivery or receipt, as the case may be.

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21.  Holdover.

If Sublessee holds possession of the Premises after the expiration or sooner termination of this Sublease, Sublessee shall become a tenant at sufferance on a day-to-day basis upon the terms specified herein at one hundred fifty percent (150%) of the then existing monthly Base Rent and other charges payable hereunder, but in no event shall the amounts payable by Sublessee under this Section 21 be less than the amounts payable by Sublessor as rent or holdover rent or other amounts payable by Sublessor following the expiration of the term or earlier termination of the Lease on account of the entire Leased Premises. In addition, Sublessee shall be responsible for any and all actual damages Sublessor incurs as a result of such holding over. Any holdover tenancy shall not constitute a renewal of this Sublease or an extension of the Term.

22.  Survival.

Except as otherwise set forth in this Sublease, any obligations of Sublessee (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Sublessor), shall survive the expiration or sooner termination of this Sublease, and Sublessee shall immediately reimburse Sublessor for any expense incurred by Sublessor in curing Sublessee’s failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Sublessor following the expiration or earlier termination of this Sublease).

23.  Brokers.

Sublessor and Sublessee warrant and represent that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease except for Cassidy & Pinkard Colliers, on behalf of Sublessor, and Newmark Knight Frank, on behalf of Sublessee, and that they know of no other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublessor agrees that it shall be responsible for any commission that may be owed to such brokers in connection with this Sublease pursuant to a separate agreement. Sublessor and Sublessee each agree to indemnify, defend and hold the other party harmless from and against any and all liabilities or expenses, including attorneys’ fees and costs, arising out of or in connection with a breach of the warranties and representations contained in this Section 23. The provisions of this Section 23 shall survive the expiration of the Term or earlier termination of this Sublease.

24.  Consent by Landlord.

Sublessor shall use commercially reasonable efforts to obtain the consent of Landlord to the terms and conditions of this Sublease. In the event that Landlord fails to grant consent to this Sublease within thirty (30) days from the date that this Sublease is fully executed, then Sublessor or Sublessee shall have the right at any time thereafter to cancel this Sublease and upon giving such notice of cancellation, Sublessor shall return to Sublessee any funds delivered to Sublessor by Sublessee on account of Base Rent or the Security Deposit, this Sublease shall be void ab initio, and neither party having any further obligation to the other party, except as set forth herein.

25.  Submission of Sublease to Sublessee.

The submission by Sublessor to Sublessee of this Sublease shall have no binding force or effect, shall not constitute an option for the subleasing of the Premises nor confer any rights or impose any obligations upon either party until the execution thereof by both Sublessor and Sublessee and the delivery of an executed original copy thereof to Sublessee or its representative.

26.  Notices.

All notices, demands or other communications which may be or are required or permitted to be given by either party to the other party hereunder shall be in writing and shall be deemed to have been given: (i) upon receipt or refusal of delivery if sent by certified or registered mail, return receipt requested, postage prepaid; (ii) upon receipt or refusal of delivery if sent prepaid by a nationally recognized overnight delivery service; (iii) upon verification of transmission if sent by telecopy or other facsimile transmissions; or (iv) upon receipt

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if sent by personal delivery. All notices, demands or other communications shall be sent as directed below or to such other place as either party may from time to time designate by delivering notice in accordance with this Section.

To Sublessor:	Regency Centers, L.P. 1919 Gallows Road Suite 1000 Vienna, Virginia 22182 Attn: Alan Roth
To Sublessee:	Before Sublease Commencement:
Convera Technologies, Inc. 1921 Gallows Road, Suite 200 Vienna, Virginia 22182 Attn: Matt Jones
After Sublease Commencement: To the Premises Attn: Matt Jones
With a copy to: Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, New York 10018 Attn: Stephen M. Davis

27.  Parking.

Sublessee shall be entitled to 17 unreserved parking spaces in the Building’s parking garage at no additional charge.

28.  Signage/Keys.

Subject to the terms of the Lease and Landlord’s approval, Sublessor shall provide Sublessee with building standard suite entry identification signage outside the Premises and a listing on the Building directory at no cost to Sublessee. Sublessor shall provide up to seventeen (17) building and suite entry keys/cards at no cost to Sublessee; the costs for any additional keys/cards requested by Sublessee shall be at Sublessee’s sole cost.

29.  Financial Information.

If Sublessee shall cease to be a public company with publicly available financial records, Sublessee shall, within ten (10) days of receipt of Sublessor’s request, deliver to Sublessor audited financial statements (or financial statements certified by Sublessee’s CFO as being true and accurate), prepared in accordance with generally accepted accounting principles consistently applied, with respect to the income, cash flow and financial condition of Sublessee for the preceding calendar year.

30.  Furniture.

In conjunction with the sublease of the Premises to Sublessee, Sublessor hereby agrees to lease to Sublessee and Sublessee hereby agrees to lease certain items of furniture as described in Exhibit D (“Furnishings”). Sublessee agrees to pay as rent for the Furnishings, without notice or demand, and without set-off, deduction or abatement, annual rent at the rate of $12.00 per year, payable in equal monthly installments of $1.00 per month, commencing with the Rent Commencement Date and on the first day of each and every successive month thereafter, at the same time and in the same manner as Base Rent is payable hereunder. The Furnishings shall be delivered to Sublessee in their “as is”, “where is” condition, without warranty, express or implied, and shall be maintained by Sublessee in the condition received, reasonable wear and tear excepted. Upon termination, Sublessee shall deliver the Furnishings back to Sublessor in the conditional received.

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31.  Miscellaneous.

(a)  Execution

The persons executing this Sublease on behalf of Sublessor and Sublessee, respectively, each represents and warrants that (i) she/he is duly authorized to execute this Sublease on behalf of such party; and (ii) such party has full power and authority to execute this Sublease and perform its obligations hereunder without the consent of any other person or entity.

(b)  Construction

This Sublease (i) embodies the entire integrated agreement of Sublessor and Sublessee with respect to Sublessee’s lease and occupancy of the Subleased Premises, and supersedes all prior agreements and understandings, whether written or oral; (ii) may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute but one and the same agreement; (iii) shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia; and (iv) shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective successors and assigns. If any provision of this Sublease conflicts with a provision of the Lease, the provisions of the Lease shall govern.

(c)  Waiver of Jury Trial

Sublessor and Sublessee shall and each does hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Sublease or its termination, the relationship of Sublessor and Sublessee, Sublessee’s use or occupancy of the Subleased Premises or any claim of injury or damage and any emergency statutory or any other statutory remedy.

(Signatures appear on following page)

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This Sublease has been executed as of the day and year first written above.

SUBLESSOR:

REGENCY CENTERS, L.P., a Delaware limited partnership By: Regency Realty Group, Inc., a Florida corporation, its general partners
By: /s/ Alan T. Roth
Name: Alan T. Roth

Title: Senior Vice President

SUBLESSEE: Convera Technologies, Inc., a Delaware corporation

By: /s/ Patrick C. Condo

Name: Patrick C. Condo

Title: Chief Executive Officer and President

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LIST OF EXHIBITS

Exhibit A — Lease

Exhibit B — Premises

Exhibit C — Rent Schedule

Exhibit D — Description of Furniture Provided

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EXHIBIT A

OFFICE LEASE

FOR

REGENCY CENTERS, L.P.

Suite No. 1000
1919 Gallows Road
Vienna, Virginia 22182

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EXHIBIT B

PREMISES

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EXHIBIT C

RENT SCHEDULE

Period	Annual Base Rental	Monthly Installment
September 1, 2009 – August 31, 2010	$153,696.00	$12,808.00
September 1, 2010 – August 31, 2011	$159,843.84	$13,320.32
September 1, 2011 – August 31, 2012	$166,237.59	$13,853.13
September 1, 2012 – January 31, 2013	$172,887.10*	$14,407.26
	*Annualized

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EXHIBIT D

DESCRIPTION OF FURNITURE PROVIDED

Room 1076 — 8 Valo “Luxo” conference chairs 1 DarRan Conference Park Table

Room 1077 — 1 left-handed desk, credenza, 1 Aeron chair, 1 round table, 4 DarRan chairs

Room 1078 — 1 right-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1079 — 1 left-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1080 — 1 right-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1082 — 1 microwave, 1 refrigerator

Room 1083 — 2 full workstations, 2 Aeron chairs

Room 1085 — 1 Left-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1086 — 1 Right-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1087 — 1 Left-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1088 — 1 Right-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1089 — 1 Left-handed desk, credenza, 1 Aeron chair, 2 Brayton Peek chairs

Room 1090 — 4 full workstations, 4 Aeron chairs

Room 1091 — 2 full workstations, 2 Aeron chairs

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Exhibit 31.1

CERTIFICATION

I Patrick C. Condo, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q of Convera Corporation;
(2)	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
(4)	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
(5)	The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
By:	/s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer of Convera Corporation) December 15, 2009

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Exhibit 31.2

CERTIFICATION

I, Matthew G. Jones, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q of Convera Corporation;
(2)	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
(3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
(4)	The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
(5)	The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):
a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
By:	/s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial Officer of Convera Corporation) December 15, 2009

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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the “Company”) on Form 10-Q for the period ended October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick C. Condo, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2009	By: /s/ Patrick C. Condo Patrick C. Condo President and Chief Executive Officer (Principal Executive Officer of Convera Corporation)

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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convera Corporation (the “Company”) on Form 10-Q for the period ended October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew G. Jones, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2009	By: /s/ Matthew G. Jones Matthew G. Jones Chief Financial Officer (Principal Financial Officer of Convera Corporation)

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